As filed with Securities and Exchange Commission on April 28, 2021
Registration Nos. 333-176654/811-04001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO	□
POST-EFFECTIVE AMENDMENT NO. 23	☒
AND/OR
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	□
AMENDMENT NO. 295	☒

METROPOLITAN LIFE SEPARATE ACCOUNT E
(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY
(Exact Name of Depositor)
200 PARK AVENUE,
NEW YORK, NEW YORK 10166
(Address of depositor’s principal executive offices) (zip code)
(212) 578-9500
(Depositor’s telephone Number, including area code)
Stephen W. Gauster
Executive Vice President
General Counsel
Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10116
(Name and address of agent for service)

COPIES TO:
W. Thomas Conner
Vedder Price P.C.
1401 I Street NW, Suite 1100
Washington, D.C. 20005
It Is Proposed That The Filing Will Become Effective:
On April 30, 2021 or as soon thereafter as practicable.
□	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on (date) pursuant to paragraph (a)(1) of Rule 485
□	on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485
□	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment
Title of Securities Being Registered: Interest in a separate account under individual flexible premium deferred variable annuity contracts.

April 30, 2021
Preference Premier® Variable Annuity Contracts (offered on and after October 7, 2011)
Issued by Metropolitan Life Separate Account E of Metropolitan Life
Insurance Company (“MetLife”)
B Class, B Plus Class, C Class, L Class, R Class
This Prospectus describes individual Preference Premier® Contracts for deferred variable annuities (“Contracts”). The following classes are offered by this prospectus: B Class, B Plus Class, C Class, L Class, R Class.

You decide how to allocate your money among the various available investment choices. Your choices may include the Fixed Account and Divisions (Divisions may be referred to as “Investment Divisions” in your Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the portfolios described in Appendix A.
How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
The B Class, B Plus Class, C Class, L Class, R Class of the Contracts each have their own base contract charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for the B Plus Class Contract may be higher than expenses of a class of the Contracts without a bonus, and the additional amount of the bonus may be more than offset by the higher expenses for the B Plus Class including Withdrawal Charges. Any bonus associated with the class will be retrieved if you exercise the “free look”.
Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.
The date of this prospectus is April 30, 2021
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000257 and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by contacting your Administrative Office at 800-638-7732.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at your Administrative Office at 800-638-7732 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

IMPORTANT TERMS YOU SHOULD KNOW
Account Value
When You purchase a Contract, an account is set up for You. Your Account Value is the total amount of money credited to You under Your Contract including money in the Divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.
Accumulation Unit Value
With a Contract, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units for each Division. We determine the value of these Accumulation Units as of the close of the New York Stock Exchange (the “Exchange”) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios. In addition to the investment performance of the Portfolio, the deduction of the Separate Account charge also affects a Division’s Accumulation Unit Value, as explained under “The Annuity Contract — The Value of Your Investment.”
Administrative Office
Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Contract. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.
Annuitant
The natural person whose life is the measure for determining the duration and the dollar amount of income payments.
Annuity Unit Value
With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Investment Return (AIR)
Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary
The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract Owner dies.
Contract
A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your deferred variable annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.
Contract Anniversary
An anniversary of the date we issue the Contract.
Contract Owner
The person or entity which has all rights including the right to direct who receives income payments.

Contract Year
The Contract Year is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.
Good Order
A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Division affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your registered representative before submitting the form or request.
Divisions
Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II, or the American Funds®.
MetLife
MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”
Separate Account
A Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.
Variable Annuity
An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
Withdrawal Charge
The Withdrawal Charge is the amount we deduct from your Account Value, if You withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.
You
In this Prospectus “You” is the Owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife) or, subject to our administrative procedures, a corporation or other legal entity we approve. The Contract is not available to corporations or other legal entities to fund a qualified or non-qualified retirement plan. “You” can also be a Beneficiary of a deceased person’s Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as Beneficiary. A Contract may have two Owners (both of whom must be individuals).

KEY INFORMATION
Important Information You Should Consider About the Deferred Annuity
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	Withdrawal charges vary by class. A Withdrawal Charge of up to 8.00% may be assessed on any premium payment paid up to 9 years before the date of the withdrawal.

	For example, if you purchase a B Plus Class contract for $100,000 and surrender your Contract during the first year, You will pay a Withdrawal Charge of up to $8,000.			Charges – Withdrawal Charges
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions. Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.			Charges – Transfer Fee
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Information about Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.15%(1)	1.80% (1)
	Investment options (Portfolio fees and expenses)	0.53%(2)	1.29% (2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%(3)	1.20% (4)
(1) As a percentage of your Account Balance in the Separate Account.
(2) As a percentage of average daily net assets of the Portfolio.
(3) As a percentage of your average Account Balance in the Separate Account.
(4) As a percentage of the Benefit Base.
Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	FEES AND EXPENSES		LOCATION IN PROSPECTUS
	Lowest Annual Cost:	Highest Annual Cost:
	$1,559	$ 4,069
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Portfolio fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, optional benefits and Portfolio fees and expenses
• No sales charges
• No additional purchase payments, transfers or withdrawals
	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.		Principal Risks
Not a Short- Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

• Withdrawal Charges may apply for up to 9 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.		Principal Risks
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including the Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.		Principal Risks
Insurance Company Risks	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.		Principal Risks

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.
We reserve the right to add, remove or substitute Portfolios.
	The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.	Charges – Transfer Fee
Optional Benefits	Many optional benefits limit or restrict the Portfolios You may select under the Contract. We may change these restrictions in the future.
You are required to have a certain Contract value for some optional benefits. If withdrawals reduce Your Contract below this value, your optional benefits may be reduced or terminated.
	Subsequent purchase payments are currently restricted for certain optional benefits.	Benefits Available Under the Deferred Annuity
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Who Sells the Deferred Annuities and Income Annuities
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Replacement of Annuity Contracts
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
1)	Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your premium payments in:
•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its investment objective, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
2)	Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits terminate upon annuitization.
Features and Options of the Deferred Annuity
Contract classes. The Contract has several classes that have different ongoing fees and surrender charges. For example, this Contract offers B Class with a 7-year Withdrawal Charge period, B Plus Class with a 9-year Withdrawal Charge period and higher ongoing fees than B Class, C Class with no Withdrawal Charge and higher ongoing fees than either B Class, L Class or R Class, L Class with a 3-year Withdrawal Charge period and lower ongoing fees than the B Plus and C Class, and the R Class with an 9 year withdrawal charge and the lowest ongoing fees. Subject to certain limitations, under the B Plus Class Contract, we also credit 6% to each of your purchase payments made during the first contract year. It should be noted that the expenses for the B Plus Class of the Contract may be higher than similar contracts without a bonus. The purchase payment credits (“Bonus”) may be more than offset by the higher expenses for this class. If you select the class with a bonus feature and you exercise your right to cancel during the "free look" period, we will retrieve any bonus amount paid. Your exercise of the “free look” is the only circumstance under which the bonus will be retrieved (commonly called a “recapture”).
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your death benefit at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Death benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries the death benefit at the time of your death the greater of (1) your Contract value; (2) total purchase payments (adjusted for withdrawals); or (3) your “Highest Anniversary Value” as of the fifth Contract Anniversary (adjusted for withdrawals).
Optional benefits that occur during your lifetime. Optional benefits were available, some of which incurred additional fees.
Automated investment strategies and dollar cost averaging. At no additional charge, you may select from among four automated investment strategies to help you manage your money based on your risk tolerance and savings goals. Alternately, at no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of money from the fixed account to the investment options you have selected, at set intervals over a specific period of time.

FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
	B Class	B Plus Class	C Class	L Class	R Class
Sales Load Imposed on Purchases	None	None	None	None	None
Withdrawal Charge (as a percentage of each purchase payment)(1)	7%	8%	None	7%	8%
Transfer Fee(2)	$ 25	$ 25	$ 25	$ 25	$ 25
(1)	If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:

Number of Complete Years from Receipt of Purchase Payment	B Class	B Plus Class	C Class	L Class	R Class
0	7%	8%	None	7%	8%
1	6%	8%	—	6%	8%
2	6%	7%	—	5%	7%
3	5%	6%	—	0%	6%
4	4%	5%	—	0%	5%
5	3%	4%	—	0%	4%
6	2%	3%	—	0%	3%
7	0%	2%	—	0%	2%
8	0%	1%	—	0%	1%
9 and thereafter	0%	0%	—	0%	0%
There are times when the Withdrawal Charge does not apply. For example, You may always withdraw earnings without a Withdrawal Charge. After the first Contract Year, You may also withdraw up to 10% of your total purchase payments without a Withdrawal Charge.
(2)	We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Expense	B Class	B Plus Class(6)	C Class	L Class	R Class
Annual Contract Fee(3)	$30	$30	$30	$30	$30
Base Contract Expenses (as a percentage of average account value)(5)	1.25%	1.80%	1.65%	1.50%	1.15%
Fee for American Funds Portfolios (as a percentage of your investment in the American Funds Division)(5)	.25%	.25%	.25%	.25	.25
Optional Annual Step-Up Death Benefit (as a percentage of average account value)(4)	.20%	.20%	.20%	.20%	.20%
Optional Earnings Preservation Benefit(4)	.25%	.25%	.25%	.25%	.25%
Enhanced Death Benefit Max V – maximum charge (as a percentage of the Death Benefit Base)(7)(8)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max V (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (7)(8)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit Max V (issue age 70-72) – current charge (as a percentage of the Death Benefit Base) (7)(8)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit Max IV — maximum charge (as a percentage of the Death Benefit Base) (7)(8)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max IV (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (7)(8)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit Max IV (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (7)(8)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit Max III — maximum charge (as a percentage of the Death Benefit Base) (7)(8)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max III (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (7)(8)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit Max III (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (7)(8)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit Max II – maximum charge (as a percentage of the Death Benefit Base) (7)(8)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max II (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (7)(8)	0.60%	0.60%	0.60%	0.60%	0.60%

Expense	B Class	B Plus Class(6)	C Class	L Class	R Class
Enhanced Death Benefit Max II (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (7)(8)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit III – maximum charge (as a percentage of the Death Benefit Base) (7)(8)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit III (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (7)(8)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit III (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (7)(8)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit II– maximum charge (as a percentage of the Death Benefit Base) (7)(8)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit II (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (7)(8)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit II (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (7)(8)	1.15%	1.15%	1.15%	1.15%	1.15%
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”) – maximum charge (as a percentage of the GLWB Death Benefit Base)(9)(10)	1.20%	1.20%	1.20%	1.20%	1.20%
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”) – current charge (as a percentage of the GLWB Death Benefit Base) (9)(10)	.65%	.65%	.65%	.65%	.65%
Guaranteed Minimum Income Benefit Max V – maximum charge (as a percentage of the Income Base)(11)(12)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Max V — current charge (as a percentage of the Income Base) (11)(12)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Max IV – maximum charge (as a percentage of the Income Base) (11)(12)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Max IV — current charge (as a percentage of the Income Base) (11)(12)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Max III — maximum charge (as a percentage of the Income Base) (11)(12)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Max III — current charge (as a percentage of the Income Base) (11)(12)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Max II — maximum charge (as a percentage of the Income Base) (11)(12)	1.50%	1.50%	1.50%	1.50%	1.50%

Expense	B Class	B Plus Class(6)	C Class	L Class	R Class
Guaranteed Minimum Income Benefit Max II — current charge (as a percentage of the Income Base) (11)(12)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Plus IV — maximum charge (as a percentage of the Income Base) (11)(12)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Plus IV — current charge (as a percentage of the Income Base) (11)(12)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Plus III — maximum charge (as a percentage of the Income Base) (11)(12)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Plus III — current charge (as a percentage of the Income Base) (11)(12)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Withdrawal Benefit v1 — maximum charge(as a percentage of the Total Guaranteed Withdrawal Amount)(13)	1.80%	1.80%	1.80%	1.80%	1.80%
Guaranteed Withdrawal Benefit v1 — current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(13)	0.90%	0.90%	0.90%	0.90%	0.90%
Guaranteed Lifetime Withdrawal Benefit — maximum charge(as a percentage of the Benefit Base)(14)	2.00%	2.00%	2.00%	2.00%	2.00%
Guaranteed Lifetime Withdrawal Benefit — current charge (as a percentage of the Benefit Base)(14)	1.20%	1.20%	1.20%	1.20%	1.20%
[3]	This fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account Value. During the pay-out phase (annuitization phase), we reserve the right to deduct this fee.
[4]	You could not have elected the Optional Annual Step-Up Death Benefit and/or the Optional Earnings Preservation Benefit with the GLWB optional benefit. You could not have elected the Optional Annual Step-Up Death Benefit and/or the Optional Earnings Preservation Benefit with an Enhanced Death Benefit.
[5]	You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds® Divisions). We reserve the right to impose an additional Separate Account charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Value in the Separate Account in any such Divisions as shown in the table labeled “Separate Account Charges” in the “Charges — Separate Account Charge” section. For the Division investing in the Invesco Global Equity Portfolio of Brighthouse Trust I, we are waiving an amount of the Separate Account charge equal to the Net Total Annual Operating Expenses of the Portfolio in excess of 0.87%. The Net Total Annual Operating Expenses are set forth in the Portfolio’s prospectus.
[6]	The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds® Divisions) after You have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds® Divisions) after You have held the Contract for nine years.
[7]	You could only elect one Enhanced Death Benefit at a time. An Enhanced Death Benefit could not be elected with the Optional Annual Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The Enhanced Death Benefit Max V, the Enhanced Death Benefit Max IV, the Enhanced Death Benefit Max III, the Enhanced Death Benefit Max II, the Enhanced Death Benefit III and the Enhanced Death Benefit II are not available for purchase. The Enhanced Death Benefit Max V could only be elected if the Guaranteed Minimum Income Benefit Max V was also elected. The Enhanced

Death Benefit Max IV could only be elected if You have elected the Guaranteed Minimum Income Benefit Max IV. The Enhanced Death Benefit Max III could only be elected if You have elected the Guaranteed Minimum Income Benefit MaxIII. The Enhanced Death Benefit Max II could only be elected if the Guaranteed Minimum Income Benefit Max II was also elected. The Enhanced Death Benefit III could only be elected if the Guaranteed Minimum Income Benefit Plus IV was also elected. The Enhanced Death Benefit II could only be elected if the Guaranteed Minimum Income Benefit Plus III was also elected. Please see “Optional Death Benefits — Enhanced Death Benefits — EDB Rate Table” for information on when and where each was available.
[8]	The Death Benefit Base is initially set at an amount equal to your initial purchase payment. The Death Benefit Base is adjusted for subsequent Purchase Payments and withdrawals. For a definition of the term Death Benefit Base, see “Optional Death Benefits — Operation of the EDB.” The charge for the Enhanced Death Benefit is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit will not increase upon an Optional Step-Up. (See “Optional Death Benefits” for more information.)
[9]	The GLWB Death Benefit could only have been elected if the GLWB optional benefit was elected. In addition, because You could not have elected the Optional Annual Step-Up Death Benefit or the Optional Earnings Preservation Benefit if You elected the Guaranteed Lifetime Withdrawal Benefit optional benefit, it was not possible to elect the GLWB Death Benefit with the Optional Annual Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The GLWB Death Benefit was not available for purchase in Washington or New York. The GLWB Death Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015. The GLWB Death Benefit was available for purchase in all other states starting on February 14, 2015.
[10]	On the Issue Date, the GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base is adjusted for subsequent purchase payments and all withdrawals. For a definition of the term GLWB Death Benefit Base, see “Guaranteed Lifetime Withdrawal Benefit — Death Benefit — GLWB Death Benefit Base.” The charge for the GLWB Death Benefit is a percentage of your GLWB Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional death benefit terminates. Charges may increase upon an Automatic Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional death benefit was equal to the maximum charge for the optional death benefit, that charge will not increase upon an Automatic Step-Up. (See “Guaranteed Lifetime Withdrawal Benefit” for more information.)
[11]	You could only elect one Guaranteed Minimum Income Benefit at a time. The Guaranteed Minimum Income Benefit Max V, the Guaranteed Minimum Income Benefit Max IV, the Guaranteed Minimum Income Benefit Max III, the Guaranteed Minimum Income Benefit Max II, the Guaranteed Minimum Income Benefit Plus IV and the Guaranteed Minimum Income Benefit Plus III are not available for purchase. The Guaranteed Minimum Income Benefit Plus III was only available in Nevada. Please see “Living Benefits — GMIB Rate Table” for information on when and where each was available.
[12]	On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit will not increase upon an Optional Step-Up. (See “Guaranteed Income Benefits” for more information.)
[13]	The Guaranteed Withdrawal Benefit v1 was available for purchase in all states except California and Vermont. On the issue date, the Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount may be adjusted for subsequent purchase payments and withdrawals. The charge for the Guaranteed Withdrawal Benefit is a percentage of the Total Guaranteed Withdrawal Amount, as later defined in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. The charges may increase upon an Automatic Annual Step-Up, but they will not exceed the maximum charges listed in this table. (See “Guaranteed Withdrawal Benefits” for more information.)
[14]	The Guaranteed Lifetime Withdrawal Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015 and in New York starting on August 31, 2015. The Guaranteed Lifetime Withdrawal Benefit was available for purchase in all other states starting on February 14, 2015. On the issue date, the Benefit Base is equal to your initial purchase payment. The Benefit Base is adjusted for subsequent purchase payments and may be adjusted for withdrawals. The charge for the Guaranteed Lifetime Withdrawal Benefit is a percentage of the Benefit Base, as later defined in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. The charges may increase upon an Automatic Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum charge for the optional benefit, that charge will not increase upon an Automatic Step-Up. (See “Guaranteed Lifetime Withdrawal Benefit” for more information.)
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolios.(1) A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.
Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.53%	1.29%
(1)	Investments in the American Funds® Division are subject to a platform charge of 0.25%. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in any such Divisions.
Examples
These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other Variable Annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses and Annual Portfolio Operating Expenses.
The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Examples 1 through 5 assume the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge.
Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class.
Examples 6 through 10 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges.
Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.
Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the B Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;

•	You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
•	You select the Guaranteed Lifetime Withdrawal Benefit — Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,770	$22,593	$32,136	$56,522
Minimum	$12,010	$20,371	$28,535	$49,863
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,770	$17,193	$28,536	$56,522
Minimum	$5,010	$14,971	$24,935	$49,863
Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Plus Class for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the B Plus Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;
•	You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
•	You select the Guaranteed Lifetime Withdrawal Benefit — Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$14,506	$25,948	$37,120	$64,260
Minimum	$13,700	$23,667	$33,480	$57,760

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,506	$19,648	$32,620	$64,260
Minimum	$5,700	$17,367	$28,980	$57,760
Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in C Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the C Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;
•	You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
•	You select the Guaranteed Lifetime Withdrawal Benefit — Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,170	$18,348	$30,386	$59,830
Minimum	$5,410	$16,144	$26,843	$53,424
Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in L Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the L Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;
•	You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
•	You select the Guaranteed Lifetime Withdrawal Benefit — Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$13,020	$22,416	$29,696	$58,606
Minimum	$12,260	$20,205	$26,131	$52,099
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,020	$17,916	$29,696	$58,606
Minimum	$5,260	$15,705	$26,131	$52,099
Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in R Class for the time periods indicated. Your actual costs may be higher or lower:
Assumptions:
•	You select the R Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return;
•	You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
•	You select the Guaranteed Lifetime Withdrawal Benefit — Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$13,670	$23,202	$32,568	$55,673
Minimum	$12,910	$20,985	$28,984	$49,083
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,670	$16,902	$28,068	$55,673
Minimum	$4,910	$14,685	$24,484	$49,083
Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Class for the time periods indicated. Your actual costs may be higher or lower:
Assumptions:
•	You select the B Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);

•	the underlying Portfolio earns a 5% annual return
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,570	$13,238	$16,969	$28,430
Minimum	$8,810	$10,943	$13,121	$20,641

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,570	$7,838	$13,369	$28,430
Minimum	$1,810	$5,543	$ 9,521	$20,641
Example 7. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Plus Class for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the B Plus Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$11,306	$16,345	$21,543	$35,743
Minimum	$10,500	$13,939	$17,555	$27,913
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$3,306	$10,045	$17,043	$35,743
Minimum	$2,500	$ 7,639	$13,055	$27,913
Example 8. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in C Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the C Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);

•	the underlying Portfolio earns a 5% annual return
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,970	$9,032	$15,347	$32,306
Minimum	$2,210	$6,756	$11,561	$24,811
Example 9. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in L Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You select the L Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,820	$13,086	$14,609	$30,870
Minimum	$9,060	$10,802	$10,800	$23,266
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,820	$8,586	$14,609	$30,870
Minimum	$2,060	$6,302	$10,800	$23,266
Example 10. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in R Class for the time periods indicated. Your actual costs may be higher or lower:
Assumptions:
•	You select the R Class;
•	You bear the minimum or maximum fees and expenses of any of the Portfolios (see “Table 3 — Portfolio Operating Expenses”);
•	the underlying Portfolio earns a 5% annual return
Based on these assumptions, your charges would be:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$10,470	$13,838	$17,369	$27,438
Minimum	$ 9,710	$11,539	$13,506	$19,573
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,470	$7,538	$12,869	$27,438
Minimum	$1,710	$5,239	$ 9,006	$19,573

PRINCIPAL RISKS
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2. Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Bonus Class Risk. Expenses of a class that includes a bonus feature may be higher than expenses of a class of the Contract without the bonus, and the additional amount of the bonus may be more than offset by the additional fees and charges associated with the bonus Class, including Withdrawal Charges. Any bonus associated with the class will be retrieved upon exercise of a “free look” cancelation.
COVID-19 Risk. The pandemic spread of the novel coronavirus COVID-19 is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could have a material adverse effect on the Company’s operations, business, financial results, or financial condition.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E (the “Separate Account”) on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Premier Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of MetLife and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
This Prospectus describes a type of variable annuity, a deferred variable annuity. This Prospectus describes all material features of the Contract. These annuities are “variable” because the value of your account or income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.
In most states, the Contracts have a fixed interest rate option called the “Fixed Account.” The Fixed Account is not available with the C Class Contract or with certain optional benefits (see "Your Investment Choices — Investment Allocation Restrictions for Certain Optional Benefits"). The Fixed Account is part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The current interest rate may vary by Contract class. Your registered representative can tell you the current and minimum interest rates that apply. The variable pay-out options under the Contracts have a fixed payment option called the “Fixed Income Payment Option.” Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the Investment Company Act of 1940. Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed income payments are subject to our financial strength and claims-paying ability.

Replacement of Annuity Contracts
Exchange Programs: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing Contract is eligible for exchange if a withdrawal from, or surrender of, the Contract would not trigger a Withdrawal Charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the Contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the separate account charge) of your current Contract to the fees and charges of the new Contract, which may be higher than your current Contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, You should consult your tax adviser before making any such exchange.
Other Exchanges: Generally, You can exchange one variable annuity Contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code (the “Code”). Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a withdrawal charge on your old annuity, and there will be a new withdrawal charge period for this Contract (there is no withdrawal charge period for the C Class). Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity Contract. Before You exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.
The Contract
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account. All IRAs receive tax deferral under the Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.
This Prospectus describes the following Contracts under which You can accumulate money:
•	Non-Qualifed
•	Traditional IRAs (Individual Retirement Annuities)
•	Roth IRAs (Roth Individual Retirement Annuities)
Non-Natural Persons as Owners or Beneficiaries. If a non-natural person, such as a trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary’s ability to “stretch” or a spousal Beneficiary’s ability to continue the Contract and the living and/or death benefits. Non-tax qualified Contracts owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as agent for a natural person) do not receive tax deferral on earnings. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation or certain other legal entities.
A Contract consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase (or annuitization phase). The pay-out phase begins when You elect to have us pay You “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. There is no death benefit during the pay-out phase, however, depending on the pay-out option You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary(ies) (see “Pay Out (or Income Options)” for more information). Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are “annuities.”
The Contract was offered in several variations, which we call “classes.” Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Contract also offers You the opportunity to choose optional benefits (“riders”), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchased any of the optional death benefits, other than the GLWB Death Benefit, the optional benefit was attached to Your Contract in place of the Standard Death Benefit. If You purchase the GLWB Death Benefit (which can only be elected if you elect the GLWB optional benefit), both the optional benefit and the Standard Death Benefit will be attached to your Contract. In deciding whether to purchase any of the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs.
You should carefully consider which of the available classes is appropriate for You. Determination of the appropriate balance between (a) the ability to access your Account Value without incurring a Withdrawal Charge (see “Expenses – Withdrawal Charge”); (b) the impact of Separate Account charges on your Account Value (see “Expenses – Product Charges” as well as “Purchase Payments – Accumulation Unit Value”); and (c) should You elect an optional living or death benefit rider, the duration You must own the Contract to take full advantage of the guaranteed protection provided by the optional benefit, are important factors to consider. You should discuss the relative benefits and costs of the different share classes with your financial representative. Unless You tell us otherwise, we will assume that You are purchasing the B Class Contract with the Standard Death Benefit and no optional benefits. These optional benefits are:
•	an Annual Step-Up Death Benefit;
•	Enhanced Death Benefits (the Enhanced Death Benefit Max V (the “EDB Max V”), the Enhanced Death Benefit Max IV (the “EDB Max IV”), the Enhanced Death Benefit Max III (the “EDB Max III”), the Enhanced Death Benefit Max II (the “EDB Max II”), the Enhanced Death Benefit III (the “EDB III”) and the Enhanced Death Benefit II (the “EDB II”) are collectively, the “EDBs”);
•	an Earnings Preservation Benefit;
•	Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit Max V (the “GMIB Max V”), the Guaranteed Minimum Income Benefit Max IV (the “GMIB Max IV”), the Guaranteed Minimum Income Benefit Max III (the “GMIB Max III”), the Guaranteed Minimum Income Benefit Max II (“GMIB Max II”), the Guaranteed Minimum Income Benefit Plus IV (the “GMIB Plus IV”) and the Guaranteed Minimum Income Benefit Plus III (the “GMIB Plus III”) are collectively, the “GMIBs”);
•	Guaranteed Withdrawal Benefit (the “GWB v1”); and

•	Guaranteed Lifetime Withdrawal Benefit (the “GLWB”) which offers an optional death benefit (the “GLWB Death Benefit”).
The EDB Max V could only be elected if You elected the GMIB Max V. The EDB Max IV could only be elected if You elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III. You could not elect the Earnings Preservation Benefit or the Optional Annual Step-Up Death Benefit with an EDB. You could only elect the GLWB Death Benefit if you also elected the GLWB optional benefit. None of the optional benefits are currently available for sale.
Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.
We may restrict the investment choices available to You if You selected certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.
In the future, we may change the investment choices that are available to You if You selected certain optional benefits. If You elected an optional benefit and we later remove an investment choice from the group of investment choices available under that optional benefit, You will not be required to reallocate purchase payments or Account Value that You had previously allocated to that investment choice. However, You may not be able to allocate new purchase payments or transfer Account Value to that investment choice.
If You elected the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III or the EDB Max II, or if You elected the GWB v1, we require You to allocate your purchase payments and Account Value as described below under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1” until the optional benefit terminates.
If You elected the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, we require You to allocate your purchase payments and Account Value as described below under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II” until the optional benefit terminates.
If You elected the GLWB, we require You to allocate your purchase payments and Account Value as described below under “Investment Allocation and Other Purchase Payment Restrictions for the GLWB” until the optional benefit terminates.
Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.
Classes of the Contract
B Class
The B Class has a 1.25% annual Separate Account charge (previously referred to as a “Base Contract Expenses”) and a declining seven year Withdrawal Charge on each purchase payment (see “Withdrawal Charges” for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.45%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.70%.
B Plus Class
The B Plus Class (may also be known as the “Bonus Class” in our sales literature and advertising)
You could have purchased a Contract in the B Plus Class before your 81st birthday. If there are Joint Contract Owners, the age of the oldest Joint Contract Owner was used to determine eligibility. Under the B Plus Class Contract, we currently credit 6% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro rata basis to the Fixed Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments. Unless we specifically state otherwise, “purchase payments” in reference to the B Plus Class means purchase payments plus any associated bonus amounts. The B Plus Class has a 1.80% annual Separate Account charge and a declining nine year Withdrawal Charge on each purchase payment. (See “Withdrawal Charges” for more information.) If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 2.00%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 2.25%. After You have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit. After You have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit. During the pay-out phase, the Separate Account charge is 1.25%, regardless of when the Contract is annuitized.
Investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract.
The B Plus Class Contract may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.
Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.
There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later.
The following table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% credit compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:
a)	a $50,000 initial purchase payment with no other purchase payments;
b)	deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and
c)	an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.

Contract Year	B Plus Class (1.80% Separate Account charge for first 9 years)	R Class (1.15% Separate Account charge all years)
1	$ 55,761	$ 52,930
2	$ 58,666	$ 56,032
3	$ 61,723	$ 59,315
4	$ 64,939	$ 62,791
5	$ 68,322	$ 66,471
6	$ 71,882	$ 70,366
7	$ 75,627	$ 74,489
8	$ 79,567	$ 78,854
9	$ 83,712	$ 83,475
10	$ 88,534	$ 88,367
11	$ 93,634	$ 93,545
12	$ 99,027	$ 99,027
Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the “break-even” point, which is when the Account Value of a B Plus Class Contract will equal the Account Value of an R Class Contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class Contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.
The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.
The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.
Any 6% credit does not become yours until after the “free look” period; we retrieve it if You exercise the “free look”. Your exercise of the “free look” is the only circumstance under which the 6% credit will be retrieved (commonly called “recapture”). We then will refund either your purchase payments or Account Value, depending upon your state law. In the case of a refund of Account Value, the refunded amount will include any investment performance on amounts attributable to the 6% credit. If there have been any losses from the investment performance on the amounts attributable to the 6% credit, we will bear that loss.
If we agree to permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a B Plus Class Contract, the Contract will be issued as a B Class Contract.

C Class
The C Class has a 1.65% annual Separate Account charge and no Withdrawal Charge. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.85%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 2.10%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity GeneratorSM and the AllocatorSM are not available in the C Class Contract. The BlackRock Ultra-Short Term Bond Division is available in the C Class Contract.
L Class
The L Class has a 1.50% annual Separate Account charge and a declining three year Withdrawal Charge on each purchase payment (see "Withdrawal Charges" for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.70%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.95%.
R Class
The R Class has a 1.15% annual Separate Account charge and a declining nine-year Withdrawal Charge on each purchase payment (see "Withdrawal Charges" for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.35%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.60%.
Portfolios
Information regarding the Portfolio investments available under your Contract, including each Portfolio’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives; (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available in Appendix A to this Prospectus.
The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1-800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.
Investment Choices Which Are Fund of Funds
Each of the following portfolios available within Brighthouse Trust I and Brighthouse Trust II is a “fund of funds”:
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
Brighthouse Balanced Plus Portfolio
MetLife Multi-Index Targeted Risk Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio

“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“underlying ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or underlying ETFs are available under the Contract. However, no underlying ETFs and only some of the underlying portfolios are available under the Contract.
Investment Allocation Restrictions For Certain Optional Benefits
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1
If You elected the GMIB Max V and/or the EDB Max V, the GMIB Max IV and/or the EDB Max IV, the GMIB Max III and/or the EDB Max III, the GMIB Max II and/or the EDB Max II (all eight optional benefits are referred to collectively as the “GMIB Max and EDB Max optional benefits”), or if You elected the GWB v1 optional benefit, You may allocate your purchase payments and Account Value only among the following Divisions:
(a)	AB Global Dynamic Allocation Division
(b)	AQR Global Risk Balanced Division
(c)	BlackRock Global Tactical Strategies Division
(d)	Brighthouse Balanced Plus Division
(e)	Invesco Balanced-Risk Allocation Division
(f)	JPMorgan Global Active Allocation Division
(g)	MetLife Multi-Index Targeted Risk Division
(h)	PanAgora Global Diversified Risk Division
(i)	Schroders Global Multi-Asset Division
In addition, You may allocate purchase payments and Account Value to the MetLife Aggregate Bond Index Division and the Western Asset Management® Government Income Division. You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to the BlackRock Ultra-Short Term Bond Division. No other investment choices are available with the GMIB Max, the EDB Max and the GWB v1 optional benefits.
The investment choices listed above (other than the MetLife Aggregate Bond Index Division and the Western Management® Government Income Division) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max, the EDB Max and the GWB v1 optional benefits. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max, the EDB Max and the GWB v1 optional benefits are not selected may offer the potential for higher returns. Before You select the GWB v1 optional benefit, You and your financial representative should carefully consider whether the investment choices available with the GWB v1 optional benefit meet your investment objectives and risk tolerance. See “General Information About the Investment Options” below for information about investment portfolios that employ a managed volatility strategy.
You may also allocate purchase payments to the Enhanced Dollar Cost Averaging (“EDCA”) program, provided that your destination investment choices are one or more of the investment choices listed above. If You elected the GMIB Max, the EDB Max and the GWB v1 optional benefits, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.
Restrictions on Investment Allocations After an Optional Benefit Terminates. If You elected a GMIB Max optional benefit and it terminates, or if You elected both a GMIB Max optional benefit and the corresponding EDB Max optional benefit and both optional benefits terminate, or if You elected the GWB v1 optional benefit and it terminates, the investment allocation restrictions described above will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment divisions, but not to the Fixed Account. However, if You elected both the GMIB Max optional benefit and the corresponding EDB Max optional benefit, and only the GMIB Max optional benefit has terminated, the investment allocation restrictions described above under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1” will continue to apply. (For information on the termination of the GMIB Max, the EDB Max and the GWB v1 optional benefits, see the descriptions of the GMIB Max V, the GMIB Max IV, the GMIB Max III, GMIB Max II and the GWB v1 in the “Living Benefits — Guaranteed Income Benefits” and “Living Benefits — Guaranteed Withdrawal Benefit” sections and for the descriptions of the EDB Max V, the EDB Max IV, the EDB Max III and EDB Max II, see the “Enhanced Death Benefit” section.)
Restrictions on Subsequent Purchase Payments — GMIB Max and EDB Max. The following subsections describe potential and current restrictions on subsequent purchase payments for GMIB Max and EDB Max optional benefits. As of the date of this Prospectus, only Contracts issued with the GMIB Max II and/or EDB Max II, the GMIB Max III and/or the EDB Max III, the GMIB Max IV and/or the EDB Max IV, or the GMIB Max V and/or EDB Max V during the time period specified in the “Current Restrictions on Subsequent Purchase Payments” section below are subject to restrictions on subsequent purchase payments.
Potential Restrictions on Subsequent Purchase Payments. In the future, we may choose not to permit Owners of existing Contracts with the GMIB Max V, GMIB Max IV, the GMIB Max III or the GMIB Max II optional benefit to make subsequent purchase payments if: (a) that GMIB Max optional benefit is no longer available to new customers, or (b) we make certain changes to the terms of that GMIB Max optional benefit offered to new customers (for example, if we change the optional benefit charge; see your Contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit Owners of existing Contracts with the EDB Max V, the EDB Max IV, the EDB Max III or the EDB Max II optional benefit to make subsequent purchase payments if: (a) that EDB Max optional benefit is no longer available to new customers, or (b) we make certain changes to the terms of that EDB Max optional benefit offered to new customers (see your Contract schedule for a list of the changes). We will notify Owners of Contracts with the GMIB Max optional benefit and/or the EDB Max optional benefit in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed above.
For Contracts issued in all states, if we have imposed restrictions on subsequent purchase payments on your Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in “When We Can Cancel Your Contract”; or (b) the optional benefit charge is greater than your Account Value.

Current Restrictions on Subsequent Purchase Payments
•	If we received your application and necessary information, in Good Order, at your Administrative Office before the close of the Exchange on December 2, 2011, and You elected the GMIB Max II (or the GMIB Max II and the corresponding EDB Max II), we will not accept subsequent purchase payments from You after the close of the Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on August 9, 2013.
•	If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the Exchange on December 2, 2011, and You elected the GMIB Max II (or the GMIB Max II and the corresponding EDB Max II), we will not accept subsequent purchase payments from You after the close of the Exchange on April 27, 2012. However, we will accept a subsequent purchase payment received after April 27, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on March 30, 2012.
•	If You elected the GMIB Max III or GMIB Max IV (or the GMIB Max III or GMIB Max IV and the corresponding EDB Max III or EDB Max IV), we will not accept subsequent purchase payments from You after the close of the Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on August 9, 2013. If You elected the GMIB Max V optional benefit, we will not accept subsequent purchase payments from You after the close of the Exchange on July 21, 2017. However, we will accept a subsequent purchase payment received after July 21, 2017, if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code and the paperwork was received by your Administrative Office in Good Order before the close of the New York Stock Exchange on July 21, 2017.
•	If You elected the GMIB Max V (or GMIB Max V and the corresponding EDB Max V) optional benefit, we will not accept subsequent purchase payments from You after the close of the Exchange on July 21, 2017. However, we will accept a subsequent purchase payment received after July 21, 2017, if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code and the paperwork was received by your Administrative Office in Good Order before the close of the New York Stock Exchange on July 21, 2017.
Restrictions on Subsequent Purchase Payments After GMIB Max Optional Benefit Terminates. If the GMIB Max II, GMIB Max III, GMIB Max IV, or GMIB Max V optional benefit terminates (see “Living Benefits — Operation of the GMIB — Terminating the GMIB Optional Benefit”), or if you elected both the GMIB Max II, GMIB Max III, GMIB Max IV, or GMIB Max V optional benefit and the corresponding EDB Max II, EDB Max III, EDB Max IV, or EDB Max V, optional benefit and they both terminate, the restrictions on subsequent purchase payments described above will no longer apply. However, if you elected both the GMIB Max II, GMIB Max III, GMIB Max IV or GMIB Max V optional benefit and the corresponding EDB Max II, EDB Max III, EDB Max IV or EDB Max V optional benefit, and only the GMIB Max optional benefit has terminated, the restrictions on subsequent purchase payments described above will continue to apply.
Restrictions on Subsequent Purchase Payments — GWB v1. While the GWB v1 is in effect, You are limited to making purchase payments within the GWB Purchase Payment Period (see “Living Benefits — GWB Rate Table”). However, we will permit You to make a subsequent purchase payment after the GWB purchase payment Period when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in “When We Can Cancel Your Contract”; or (b) the GWB v1 optional benefit charge is greater than your Account Value. If the GWB v1 optional benefit is cancelled (see “Living Benefits — Operation of the

GWB — Cancellation and Guaranteed Principal Adjustment”) or terminated (see “Living Benefits — Operation of the GWB — Termination of the GWB Optional Benefit”), the restriction on subsequent purchase payments no longer applies.
Investment Allocation Restrictions — California Free Look Requirements for Purchasers Age 60 and Over. If You elected a GMIB Max or EDB Max optional benefit or if You elect the GWB v1 optional benefit and You are a California purchaser aged 60 and older, You may allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division during the free look period. After the free look expires, your Account Value will automatically be transferred to one or more of the investment choices listed above, according to the allocation instructions You have given us. If You allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division and the Contract is cancelled during the free look period, we will give You back your purchase payments. If You do not allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division and the Contract is cancelled during the free look, You will only be entitled to a refund of the Contract’s Account Value, which may be less than the purchase payments made to the Contract. (See “Free Look” for more information.)
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II
If You elected the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) (the “Option (B) Investment Allocation Restrictions”) below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the dollar cost averaging programs and automated investment strategies are available under Option (A) and Option (B). (See “Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies” in this section and the charts titled “Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging (“EDCA”) Programs” and “Optional Automated Investment Strategies”.)
(A) You must allocate:
•	100% of your purchase payments or Account Value among the AB Global Dynamic Allocation Division, American Funds® Balanced Allocation Division, American Funds® Moderate Allocation Division, AQR Global Risk Balanced Division, BlackRock Global Tactical Strategies Division, Brighthouse Asset Allocation 20 Division, Brighthouse Asset Allocation 40 Division, Brighthouse Asset Allocation 60 Division, Brighthouse Balanced Plus Division, Invesco Balanced-Risk Allocation Division, JPMorgan Global Active Allocation Division, MetLife Multi-Index Targeted Risk Division, PanAgora Global Diversified Risk Division, Schroders Global Multi-Asset Division, SSGA Growth and Income ETF Division, and/or the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available). (You may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Divisions; You may not allocate purchase payments to the Dollar Cost Averaging programs.);
OR
(B) You must allocate:
•	at least 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available);
•	up to 70% of purchase payments or Account Value to Platform 2 investment choices;
•	up to 15% of purchase payments or Account Value to Platform 3 investment choices; and
•	up to 15% of purchase payments or Account Value to Platform 4 investment choices.

Subsequent Purchase Payments
Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit You to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Value will be immediately allocated according to the most recently provided allocation instructions.
Example:
Your Account Value is $100,000 and You have allocated 70% to the American Funds® Growth Division and 30% to the PIMCO Total Return Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Division.
The investment choices in each platform are as follows:
Platform 1
	BlackRock Bond Income	PIMCO Inflation Protected Bond
	Brighthouse/Franklin Low Duration Total Return	PIMCO Total Return
	JPMorgan Core Bond	Western Asset Management® Government Income
	MetLife Aggregate Bond Index	Western Asset Management U.S. Government

Platform 2
	AB Global Dynamic Allocation	Jennison Growth
	American Funds® Growth	JPMorgan Global Active Allocation
	American Funds Growth-Income	Loomis Sayles Growth
	AQR Global Risk Balanced	Loomis Sayles Global Allocation
	Baillie Gifford International Stock	MetLife MSCI EAFE® Index
	BlackRock Capital Appreciation	MetLife Multi-Index Targeted Risk
	BlackRock Global Tactical Strategies	MetLife Stock Index
	Brighthouse Asset Allocation 100	MFS ® Research International
	Brighthouse Balanced Plus	MFS ® Total Return
	Brighthouse/Wellington Core Equity Opportunities	MFS ® Value
	Brighthouse/Wellington Large Cap Research	PanAgora Global Diversified Risk
	Harris Oakmark International	Schroders Global Multi-Asset
	Invesco Balanced-Risk Allocation	T. Rowe Price Large Cap Growth
	Invesco Global Equity	Western Asset Management Strategic Bond Opportunities
Platform 3
Brighthouse/Artisan Mid Cap Value Frontier Mid Cap Growth Victory Sycamore Mid Cap Value MetLife Mid Cap Stock Index Morgan Stanley Discovery T. Rowe Price Mid Cap Growth

Platform 4
American Funds Global
Small Capitalization
Brighthouse/Aberdeen
Emerging Markets Equity
Brighthouse/Dimensional
International Small
Company
Brighthouse/Eaton Vance
Floating Rate
Brighthouse/Templeton
International Bond
Clarion Global Real Estate
Invesco Small Cap Growth
JPMorgan Small Cap Value
Loomis Sayles Small Cap
Core
MetLife Russell 2000®
Index
Neuberger Berman
Genesis
T. Rowe Price Small Cap
Growth
VanEck Global Natural
Resources
Restrictions on Subsequent Purchase Payments — GMIB Plus IV, EDB III, GMIB Plus III and EDB II
Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits: GMIB Plus IV, EDB III, GMIB Plus III and EDB II. You still will be permitted to transfer your Account Value among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.
We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the “General — When We Can Cancel Your Contract” section of the Prospectus; or (b) the optional benefit charge is greater than your Account Value.
In addition, for Traditional IRA and Roth IRA Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment.
Restrictions on Subsequent Purchase Payments for GMIB Plus III and GMIB Plus IV After Optional Benefit Terminates. The restrictions on subsequent purchase payments described above will no longer apply, if:
(1)	you elected only the GMIB Plus III optional benefit, and it terminates (see “Living Benefits — Operation of the GMIB — Terminating the GMIB Optional Benefit”);
(2)	you elected both the GMIB Plus III and the EDB II, and both optional benefits terminate (see “Living

Benefits — Operation of the GMIB — Terminating the GMIB Optional Benefit” and “Death Benefit — Operation of the EDB — Terminating the EDB Optional Benefit”);
(3)	you elected only the GMIB Plus IV optional benefit, and it terminates (see “Living Benefits — Operation of the GMIB — Terminating the GMIB Optional Benefit”); or
(4)	you elected both the GMIB Plus IV and the EDB III, and both optional benefits terminate (see “Living Benefits — Operation of the GMIB — Terminating the GMIB Optional Benefit” and “Death Benefit – Operation of the EDB — Terminating the EDB Optional Benefit”).
However, if you elected both the GMIB Plus III and the EDB II optional benefits, and only the GMIB Plus III optional benefit has terminated, or if you elected both the GMIB Plus IV and the EDB III optional benefits, and only the GMIB Plus IV optional benefit has terminated, the restrictions on subsequent Purchase Payments described above will continue to apply.
If your Contract was issued in one of the following states, this restriction on subsequent purchase payments does not apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Pennsylvania, Texas, Utah, or Washington.
Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, all transfers from the Enhanced Dollar Cost Averaging Program or Account Value in the Fixed Account must be allocated to the same Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).
Your purchase payments and transfer requests must be allocated in accordance with the above limitations. We will reject any purchase payments or transfer requests that do not comply with the above limitations.
We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Value that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Value. We will provide You with prior written notice of any changes in classification of investment choices. See “General Information about the Investment Options” below for information about Portfolios that employ a managed volatility strategy.
Rebalancing. If You choose to allocate according to Option (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.
Changing Allocation Instructions. You may change your purchase payment allocation instructions under Option (B) at any time by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Transfers. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.
Investment Allocation and Other Purchase Payment Restrictions for the GLWB
If You elected the GLWB optional benefit, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to Platform 1 and Platform 2 below. You may also allocate purchase payments to the EDCA program, provided that your destination investment choices are one or more of the investment choices listed below. If You elected the GLWB, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.
Platform 1
You must allocate:
•	a minimum of 80% of your purchase payments or Account Value among the AB Global Dynamic Allocation Division, AQR Global Risk Balanced Division, BlackRock Global Tactical Strategies Division, Brighthouse Balanced Plus Division, Invesco Balanced-Risk Allocation Division, JPMorgan Global Active Allocation Division, MetLife Aggregate Bond Index Division, MetLife Multi-Index Targeted Risk Division, PanAgora Global Diversified Risk Division, Fidelity Asset Management® Government Income Division, and Schroders Global Multi-Asset Division.
AND
Platform 2
You may allocate:
•	a maximum of 20% of purchase payments or Account Value among the Brighthouse Asset Allocation 20 Division, Brighthouse Asset Allocation 40 Division, Brighthouse Asset Allocation 60 Division, American Funds Balanced Allocation Division, American Funds Moderate Allocation Division, and SSGA Growth and Income ETF Division.
The investment choices listed in Platform 1 above (other than the MetLife Aggregate Bond Index Division and the Fidelity Asset Management® Government Income Division) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GLWB optional benefit. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GLWB optional benefit is not selected may offer the potential for higher returns. Before You select a GLWB optional benefit, You and your financial representative should carefully consider whether the investment choices available with the GLWB optional benefit meets your investment objectives and risk tolerance. See “General Information About the Investment Options” below for information about investment portfolios that employ a managed volatility strategy.
Restrictions on Investment Allocations After the GLWB Optional Benefit Terminates. If You elected the GLWB optional benefit and it terminates, the investment allocation restrictions described above will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices, but not to the Fixed Account. For information on the termination of the GLWB optional benefit, see the description of the GLWB in the “Living Benefits — Guaranteed Lifetime Withdrawal Benefit” section.
Subsequent Purchase Payments. Subsequent purchase payments must be allocated in accordance with the above investment allocation restrictions.
Current Restrictions on Subsequent Purchase Payments. If You elected the GLWB optional benefit, we will not accept subsequent purchase payments from You after the close of the Exchange on July 21, 2017. However, we will accept a subsequent purchase payment received after July 21, 2017, if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code and the paperwork was received by your Administrative Office in Good Order before the close of the New York Stock Exchange on July 21, 2017.
Optional Enhanced Dollar Cost Averaging Program. You may allocate purchase payments to the Enhanced Dollar Cost Averaging Program. If You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program then You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with investment allocation restrictions described above. In addition, unless you provide us with different instructions, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, all transfers from the Enhanced Dollar Cost Averaging Program must be allocated to the same Divisions as your most recent allocations for purchase payments.
Your purchase payments and transfer requests must be allocated in accordance with the above investment allocation restrictions. We will reject any purchase payments or transfer requests that do not comply with the above investment allocation restrictions.
Rebalancing. We will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the investment allocation restrictions described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal.
Changing Allocation Instructions. You may change your purchase payment allocation instructions at any time by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the investment allocation restrictions described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Transfers. Please note that any transfer request must result in an Account Value that meets the investment allocation restrictions described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.
GLWB Additional Information. We will determine whether a Division is classified as a Platform 1 or Platform 2 Division. We may determine or change the classification of a Division, in the event a Division or its underlying investment option, is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your Contract in the event you make a new purchase payment or request a transfer among Divisions. We will provide you with prior written Notice of any changes in classification of Divisions.
Potential Restrictions on Subsequent Purchase Payments. In the future, we may choose to not permit Owners of existing Contracts with the GLWB optional benefit to make subsequent purchase payments if: (a) that GLWB optional benefit is no longer available to new customers, or (b) we make certain changes to the terms of that GLWB optional benefit offered to new customers (for example, if we change the optional benefit charge; see your Contract schedule for a list of the other changes). We will notify Owners of Contracts with the GLWB optional benefit in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed above. Restrictions on subsequent purchase payments will remain in effect until the GLWB optional benefit is terminated unless the Company provides advance written notice to You otherwise.
For Contracts issued in all states, if we have imposed restrictions on subsequent purchase payments on your Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in “When We Can Cancel Your Contract”; or (b) the optional benefit charge is greater than your Account Value.
Investment Allocation Restrictions — California Free Look Requirements for Purchasers Age 60 and Over. If You elect a GLWB optional benefit and You are a California purchaser aged 60 and older, You may allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division during the free look period. After the free look expires, your Account Value will automatically be transferred to one or more of the investment choices listed above, according to the allocation instructions You have given us. If You allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division and the Contract is cancelled during the free look period, we will give You back your purchase payments. If You do not allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division and the Contract is cancelled during the free look, You will only be entitled to a refund of the Contract’s Account Value, which may be less than the purchase payments made to the Contract. (See “Free Look” for more information.)
General Information About the Investment Options
The Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either Brighthouse Trust I, Brighthouse Trust II, or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Contracts. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are made available only through various insurance company annuities and life insurance policies.

Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are each “series” type funds registered with the Securities and Exchange Commission as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC, a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for Brighthouse Trust I, Brighthouse Trust II, and the American Funds®.
The Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”):
(a)	AB Global Dynamic Allocation Portfolio
(b)	AQR Global Risk Balanced Portfolio
(c)	BlackRock Global Tactical Strategies Portfolio
(d)	Brighthouse Balanced Plus Portfolio
(e)	Invesco Balanced-Risk Allocation Portfolio
(f)	JPMorgan Global Active Allocation Portfolio
(g)	MetLife Multi-Index Targeted Risk Portfolio
(h)	PanAgora Global Diversified Risk Portfolio
(i)	Schroders Global Multi-Asset Portfolio
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in a Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Portfolios may offer the potential for higher returns.
If You elect certain optional riders, You will be subject to investment allocation restrictions that include these Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to You. Please see the Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
Certain Payments We Receive with Regard to the Portfolios. An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
On August 4, 2017, Metlife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where Metlife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no any shares of Brighthouse Financial, Inc., for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Trust I and Brighthouse Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Trust I and Brighthouse Trust II whereby We receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Trust I and Brighthouse Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Trust I and Brighthouse Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the “Table of Expenses” and “Who Sells the Contracts.” Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolios’ investment returns.
Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios’ investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolio You have chosen.
THE ANNUITY CONTRACT
This Prospectus describes the following Contracts under which You can accumulate money:
•	Non-Qualified
•	Traditional IRAs (Individual Retirement Annuities)
•	Roth IRAs (Roth Individual Retirement Annuities)
Optional Automated Investment Strategies, Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging Programs
There are two optional automated investment strategies, two optional dollar cost averaging programs (the Equity Generator and the Allocator), and an optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and programs to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:
•	The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates’ annuities.
•	The Equity Generator® and the Allocator dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. The Equity Generator and the Allocator dollar cost averaging programs are not available with the GMIB Max, the EDB Max, the GWB v1 or the GLWB optional benefits.
•	The Index Selector® is not available if You choose the Option (B) Investment Allocation Restrictions. The Moderate to Aggressive and Aggressive Models are not available with the EDB III, the GMIB Plus IV, the EDB II or the GMIB Plus III. The Index Selector is not available if You choose the GMIB Max, the EDB Max, the GWB v1 or the GLWB optional benefits.
•	Quarterly rebalancing is automatic if You choose the Option (B) Investment Allocation Restrictions or if You elect the GLWB.
•	You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.
•	You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector or Rebalancer® in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator or the Allocator.
These features are available to You without any additional charges. As with any investment program, none of them can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time.

Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs
If You make a subsequent purchase payment while a dollar cost averaging program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to the dollar cost averaging program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Divisions You selected under the dollar cost averaging program or the Enhanced Dollar Cost Averaging program. Any purchase payments received after the dollar cost averaging program or Enhanced Dollar Cost Averaging program has ended will be allocated as described in “Purchase Payments — Allocation of Purchase Payments.”
The Equity Generator®: An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any Division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Account Value in the Fixed Account at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator. For example, if you elected the Equity Generator and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the fixed interest account to the specified Division every month for a 12 month period.
The AllocatorSM: Each month a dollar amount You choose is transferred from the Fixed Account to any of the Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Account Value in the Fixed Account is exhausted, this strategy is automatically discontinued. There is no additional charge for electing the Allocator. For example, you may elect to have $100 a month transferred of the 15th of the month from the Fixed Interest Account to a Division for a period of two years.
Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose, unless your destination Division is restricted because You have elected certain optional benefits or the Index Selector®. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as “the program” or the “Enhanced Dollar Cost Averaging Program balance” to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.
If You decide You no longer want to participate in the Enhanced Dollar Cost Averaging Program, or if we receive notification of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and, unless You specify otherwise, all money remaining in your Enhanced Dollar Cost Averaging Program account will be transferred to the Division(s) in accordance with the percentages You have chosen for the Enhanced Dollar Cost Averaging Program.
For Contracts issued in New York state. If You decide You no longer want to participate in the Enhanced Dollar Cost Averaging Program, or if we receive notification of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and, unless You specify otherwise, all money remaining in your Enhanced Dollar Cost Averaging Program account will be transferred to the BlackRock Ultra-Short Term Bond Division (for Contracts issued prior to August 20, 2012), or to the Division(s) in accordance with the percentages You have chosen for the Enhanced Dollar Cost Averaging Program (for Contracts issued on or after August 20, 2012).
Example:
		Date	Amount	EDCA 6-Month Program Interest Rate	Amount Transferred from EDCA Fixed Account to Selected Division(s)
A	Enhanced Dollar Cost Averaging Program (“EDCA”) 6-Month Program Initial purchase payment	5/1	$12,000*	1.00%	$2,000*
B		6/1			$2,000
C		7/1			$2,000
D	EDCA 6-Month Program Subsequent purchase payment	8/1	$18,000**	1.00%	$5,000**
E		9/1			$5,000
F		10/1			$5,000
G		11/1			$5,000
H		12/1			$4,058.22
*	$2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.
**	Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.
The example is hypothetical and is not based upon actual previous or current rates.
The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.
Upon notice of death, your participation in any dollar cost averaging program is terminated.
Optional Automated Investment Strategies
The Rebalancer®: You select a specific asset allocation for your entire Account Value from among the Divisions and the Fixed Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency You select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. There is no additional charge for electing the Rebalancer. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Policy’s Cash Value is in each such Division. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Policy's Cash Value is in each such Division.
The Index Selector ®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is divided among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE ® Index, MetLife Russell 2000 ® Index, MetLife Mid Cap Stock Index Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division where the Fixed Account is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division) is brought back to the selected model percentage by transferring amounts among the Divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.
For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Divisions are those in the Index Selector model You have selected.
If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to a Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.
You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time. There is no additional charge for electing the Index Selector. For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
The charts below summarize the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging programs and the automated investment strategies:
Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging (“EDCA”) Programs
You may choose one:	B Class	B Plus Class	C Class	L Class	R Class
Equity Generator	Yes	Yes	No	Yes	Yes
Allocator	Yes	Yes	No	Yes	Yes
Not available in Contracts issued in New York State and Washington State with a GMIB or an EDB. Not available with the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the GWB v1 or the GLWB.
EDCA	Yes	No	No	Yes	Yes
May not be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates. Restrictions apply to destination Investment Divisions with a GMIB, an EDB, the GWB v1, the GLWB and the Index Selector.
Optional Automated Investment Strategies
You may choose one:	B Class	B Plus Class	C Class	L Class	R Class
Rebalancer	Yes	Yes	Yes	Yes	Yes
Automatic if You choose Option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the EDB II, the GMIB Plus III or elect the GLWB.
Index Selector	Yes	Yes	Yes	Yes	Yes
Not available if You choose Option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the EDB II or the GMIB Plus III. The Moderate to Aggressive and Aggressive Models are not available with the EDB III, the GMIB Plus IV, the EDB II or the GMIB Plus III. Not available with the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the GWB v1 or the GLWB.
We will terminate all transactions under any automatic investment strategy upon notification of your death.
Purchase Payments
The Contract may not be available for purchase during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your registered representative about how this may affect your purchase.

For example, You may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract.
A purchase payment is the money You give us to invest in the Contract. The initial purchase payment is due on the date the Contract is issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.
General Requirements for Purchase Payments. The following requirements apply to initial and subsequent purchase payments.
•	The B Class and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract.
•	The B Class and R Class minimum initial purchase payment is $2,000 for the Traditional IRA and Roth IRA Contracts.
•	The minimum initial purchase payment through debit authorization for the B Class and R Class Non-Qualified Contract is $500.
•	The minimum initial purchase payment through debit authorization for the B Class and R Class Traditional IRA and Roth IRA is $100.
•	The B Plus Class Contract minimum initial purchase payment $10,000.
•	The C Class and L Class minimum initial purchase payment is $25,000.
•	We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.
•	If You are purchasing the Contract as the Beneficiary of a deceased person’s IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.
•	You may continue to make purchase payments while You receive Systematic Withdrawal Program payments (described later in this Prospectus) unless your purchase payments are made through debit authorization.
•	The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.
•	We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.
•	We will issue the B, C, L or R Class Contract to You before your 86th birthday. We will issue the B Plus Class Contract to You before your 81st birthday. We will accept your purchase payments until the oldest Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) reaches age 91.
The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

	B Class	B Plus Class	C Class	L Class	R Class
Initial purchase payment	$5,000 ($2,000: Traditional IRA and Roth IRA)	$10,000	$25,000	$25,000	$5,000 ($2,000: Traditional IRA and Roth IRA)
Subsequent purchase payment	$500	$500	$500	$500	$500
	(or any amount we are required to accept under applicable tax law)
Debit Authorizations
Initial	$500 ($100: Traditional IRA and Roth IRA)	$10,000	$25,000	$25,000	$500 ($100: Traditional IRA and Roth IRA)
Subsequent	$100	$100	$100	$100	$100
	(or any amount we are required to accept under applicable tax law)
Restrictions on Subsequent Purchase Payments. We may restrict your ability to make subsequent purchase payments. We will notify You in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.
•	Purchase payments may be limited by Federal tax laws or regulatory requirements.
•	The maximum total purchase payments for the Contract is $1,000,000, without prior approval from us.
•	We reserve the right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Account Value in the Fixed Account and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000).
•	We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.
•	Certain optional benefits have current and potential restrictions on subsequent purchase payments that are described in more detail above. For more information, see these subsections above: “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1”; “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II,” and “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GLWB.”
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, the Dollar Cost Averaging (DCA) Program, if available, and the Divisions. If You make a subsequent purchase payment while a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to a Dollar Cost Averaging program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You give us other instructions, we will allocate the additional purchase payment directly to the same Divisions You selected under the Enhanced Dollar Cost Averaging program or Dollar Cost Averaging program. (See “The Annuity Contract — Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs.”) You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits”, “Optional Death Benefits” and “Living Benefits” for allocation restrictions if You elect certain optional benefits.
Debit Authorizations
You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.
Owning Multiple Contracts
You may be considering purchasing this Contract when You already own a variable annuity Contract. You should carefully consider whether purchasing an additional Contract in this situation is appropriate for You by comparing the features of the Contract You currently own, including the death benefits, living benefits, and other guarantees provided by the Contract, to the features of this Contract. You should also compare the fees and charges of your current Contract to the fees and charges of this Contract, which may be higher than your current Contract. You may also wish to discuss purchasing a Contract in these circumstances with your registered representative.
The Value of Your Investment
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for an EDB, a GMIB, a GWB or a GLWB), Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:

Step 1:	First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
Step 2:	Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated;
Step 3:	Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 described above).
Today’s Accumulation Unit Value is $10.50 ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value.) The value of your $500 investment is then $525 (50 x $10.50 = $525) (Step 3 described above).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 x .95 = $9.50 is the new Accumulation Unit Value.) The value of your $500 investment is then $475 (50 x $.950 = $475).
Transfer Privilege
You may make tax-free transfers among Divisions or between the Divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in a Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, You must tell us:
•	The percentage or dollar amount of the transfer;
•	The Divisions (or Fixed Account) from which You want the money to be transferred;
•	The Divisions (or Fixed Account) to which You want the money to be transferred; and
•	Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
We reserve the right to restrict transfers to the Fixed Account (if otherwise available) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Account Value in the Fixed Account is equal to or exceeds our maximum for Fixed Account allocations (i.e., $1,000,000). If such restriction occurs, we will notify You of such change.

Please see “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits” for transfer restrictions in effect if You have the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III, the EDB II, the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the GMIB Plus IV, the GMIB Plus III, the GWB v1 or the GLWB.
For additional transfer restrictions, see “General Information — Valuation — Suspension of Payments.”
Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (the “Monitored Portfolios”)
•	American Funds Global Small Capitalization Fund
•	American Funds Growth-Income Fund
•	Baillie Gifford International Stock Portfolio
•	Brighthouse/Aberdeen Emerging Markets Equity Portfolio
•	Brighthouse/Dimensional International Small Company Portfolio
•	Brighthouse/Eaton Vance Floating Rate Portfolio
•	Brighthouse/Templeton International Bond Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	JPMorgan Small Cap Value Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio

•	T. Rowe Price Small Cap Growth Portfolio
•	VanEck Global Natural Resources Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series ® Portfolios (“American Funds Portfolios”) as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/ reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds ® requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/ reallocations, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocations activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Access To Your Money
You may withdraw either all or part of your Account Value from the Contract. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:
•	The percentage or dollar amount of the withdrawal; and
•	The Divisions (or Fixed Account and Enhanced Dollar Cost Averaging Program) from which You want the money to be withdrawn.
You may establish a withdrawal plan under which You can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See “Federal Tax Considerations.”)
Your withdrawal may be subject to Withdrawal Charges. Withdrawals may affect your annual step-up death benefit and there may be adverse tax consequences.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We will pay the amount of any withdrawal from the Separate Account within 7 days of when we receive the request in Good Order unless a suspension or deferral of payments provision is in effect (see “General Information — Valuation — Suspension of Payments”).
We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
We have to receive your withdrawal request in your Administrative Office prior to the Annuity Date or Contract Owner's death; provided, however, that You may submit a written withdrawal request any time prior to the Annuity Date that indicates that the withdrawal should be processed as of the Annuity Date. Solely for purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the Accumulation Unit Value calculated as of, the Annuity Date. Your request must be received at your Administrative Office on or before the Annuity Date.
Systematic Withdrawal Program
Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic

Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive under a pay-out option.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that You selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any Divisions in which You then have money.
Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).
You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at your Administrative Office. We will also terminate your participation in the program upon notification of your death.
Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.
Minimum Distributions
In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. We will terminate your participation in the program upon notification of your death.
CHARGES
There are two types of charges You pay while You have money in a Division:
•	A separate account A charge, and
•	An investment related charge.
We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Contract.
Separate Account Charge
Each class of the Contract has a different annual Separate Account charge (also described in this prospectus as a "Base Contract Charge") that is expressed as a percentage of the average Account Value in the Separate Account. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.
The chart below summarizes the Separate Account charge for each class of the Contract along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase (“annuitization”) of the Contract.
Separate Account Charges1
	B CLASS	B PLUS CLASS[2]	C CLASS	L CLASS	R CLASS
Separate Account charge with Standard Death Benefit[3]	1.25%	1.80%	1.65%	1.50%	1.15%
Optional Annual Step-Up Death Benefit	0.20%	0.20%	0.20%	0.20%	0.20%
Optional Earnings Preservation Benefit[4]	0.25%	0.25%	0.25%	0.25%	0.25%
[1]	The Separate Account charge for the B Plus Class will be reduced by 0.55% after You have held the Contract for nine years.
[2]	The Separate Account charge includes the Standard Death Benefit.
[3]	The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit.
Portfolio Company Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies.
We currently charge a platform charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization Divisions. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.
Annual Contract Fee
There is a $30 Annual Contract Fee. This fee is waived if your Account Value is $50,000 or more. It is deducted on a pro-rata basis from the Divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.
Transfer Fee
We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Division or the Fixed Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred.
Optional Enhanced Death Benefits
The EDB Max V could only be elected if You elected the GMIB Max V. The EDB Max IV could only be elected if You elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III. The EDB Max V was available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-72 of the Death Benefit Base (as defined later in this Prospectus); the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III and the EDB II were each available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-75 of the Death Benefit Base, each deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Value in the Separate Account. If You elect an Optional Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. The EDB Max V, the EDB Max IV, the EDB Max III, EDB Max II, EDB III and EDB II are not available for purchase.
If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro-rata portion of the EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If an EDB optional benefit is terminated because the Contract is terminated, the death benefit amount is determined or your Account Value is not sufficient to pay the optional benefit charge, no EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.
Optional Guaranteed Minimum Income Benefits
The GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the GMIB Plus IV and the GMIB Plus III were available for an additional charge of 1.00% based on the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Value in the Separate Account. If You elect an Optional Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. The GMIB Max V, the GMIB Max IV, the GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III are not available for purchase.

If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GMIB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GMIB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), the Guaranteed Principal Option is exercised or it is the 30th day following the Contract Anniversary prior to your 91st birthday, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.
Optional Guaranteed Withdrawal Benefits
The GWB was available for an additional charge of 0.90% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Annual Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
If You elect an Automatic Annual Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the GWB maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.
If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GWB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GWB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the optional benefit, no GWB optional benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect. The GWB charge is not assessed while your Remaining Guaranteed Withdrawal Amount equals zero.
Optional Guaranteed Lifetime Withdrawal Benefits
The GLWB optional benefit was available for an additional charge of 1.20% of the Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up by withdrawing amounts on a pro rata basis from your Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from your Account Value in the Separate Account.
Upon an Automatic Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Step-Up occurs to a rate that does not exceed the lower of: (a) the GLWB optional benefit maximum charge (2.00%) or (b) the current rate that we would charge for the same optional benefit, if available, for new Contract purchases at the time of the Automatic Step-Up.
If You make a total withdrawal of your Account Value prior to the Lifetime Withdrawal Age or that was an Excess Withdrawal, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract

Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GLWB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GLWB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the optional benefit, no GLWB optional benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect.
Optional Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”)
The GLWB Death Benefit could only be elected if you also elected the GLWB optional benefit.
The GLWB Death Benefit was available for an additional charge of 0.65% of the GLWB Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up by withdrawing amounts on a pro rata basis from your Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from your Account Value in the Separate Account.
Upon an Automatic Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Step-Up occurs to a rate that does not exceed the lower of: (a) the GLWB Death Benefit maximum charge (1.20%) or (b) the current rate that we would charge for the same optional death benefit, if available, for new Contract purchases at the time of the Automatic Step-Up.
If You make a total withdrawal of your Account Value prior to the Lifetime Withdrawal Age or that was an Excess Withdrawal, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GLWB Death Benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If the GLWB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the GLWB optional benefit, no GLWB Death Benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, currently depend on the Contract You purchase and your home state or jurisdiction. The chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Withdrawal Charges
A Withdrawal Charge may apply if You make a withdrawal and the amount of the withdrawal is determined to include the withdrawal of purchase payments that were credited to your Contract. For the B Plus Class, unless we specifically state otherwise, “purchase payments” in reference to the B Plus Class means purchase payments plus any associated bonus amounts, therefore, the declining nine year Withdrawal Charge on each purchase payment will include any associated bonus amounts. There are no Withdrawal Charges for the C Class Contract or in certain situations or upon the occurrence of certain events (see “When No Withdrawal Charge Applies”). To determine the Withdrawal Charge for the Contracts, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or Division from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal is subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) earnings in your Contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); (2) the free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the Divisions in the same proportion as the withdrawal is being made.
For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.
For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Value that is less than the minimum required.
The Withdrawal Charge on purchase payments withdrawn for each class is as follows:

Number Of Complete Years From Receipt Of Purchase Payment	B Class	B Plus Class	C Class	L Class	R Class
0	7%	8%	None	7%	8%
1	6%	8%		6%	8%
2	6%	7%		5%	7%
3	5%	6%		0%	6%
4	4%	5%		0%	5%
5	3%	4%		0%	4%
6	2%	3%		0%	3%
7	0%	2%		0%	2%
8	0%	1%		0%	1%
9 and thereafter	0%	0%		0%	0%
The Withdrawal Charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of Withdrawal Charges we collect.
Free Withdrawal Amount. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in “Death Benefit – Generally” and “Living Benefits.” The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.
When No Withdrawal Charge Applies
In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.
You do not pay a Withdrawal Charge:
•	If You have a C Class Contract.
•	On transfers You make within your Contract among the Divisions and transfers to or from the Fixed Account.
•	On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.
•	If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.

•	If You die during the pay-in phase. your Beneficiary will receive the full death benefit without deduction.
•	If your Contract permits and your spouse is substituted as the Owner of the Contract and continues the Contract, that portion of the Account Value that is equal to the “step-up” portion of the death benefit.
•	If You withdraw only your earnings from the Divisions.
•	During the first Contract Year, if You are in the Systematic Withdrawal Program, and You withdraw up to 10% of your total purchase payments at the rate of 1⁄12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or ¼ of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.
•	After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.
•	If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if You have a Non-Qualified or Roth IRA Contract.
•	If You accept an amendment converting your Traditional IRA Contract to a Roth IRA Contract.
•	If You properly “recharacterize” as permitted under Federal tax law your Traditional IRA Contract or a Roth IRA Contract using the same Contract.
•	This Contract feature is only available if You are less than 86 years old on the Contract issue date. After the first Contract Year, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:
•	Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts. This Contract feature is also not available for Contracts issued in South Dakota based on applications and necessary information received in Good Order at your Administrative Office after the close of the Exchange on December 31, 2012; or
•	Is diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).
•	This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if You are disabled as defined in the Federal Social Security Act and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.
•	If You have transferred money which is not subject to a Withdrawal Charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.
•	Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) You transfer your total Account Value to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

General. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Guarantees that the death benefit will be the greatest of (1) your Account Balance; (2) total purchase payments (adjusted for withdrawals); or (3) your “Highest Anniversary Value” as of the fifth Contract Anniversary (adjusted for withdrawals)”.	Standard	None	• Withdrawals could significantly reduce the benefit.
Annual Step-Up Death Benefit	Guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your “Highest Anniversary Value” as of each Contract Anniversary adjusted for withdrawals.	Optional	0.20% as a percentage of your average Account Balance	• Withdrawals could significantly reduce the benefit. • You may not purchase this benefit if You are 78 years of age or older. • Available only at issue
Enhanced Death Benefit	Guarantees that the death benefit will not be less than the greater of (1) your “Highest Anniversary Value” as of each Contract Anniversary or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at the Annual Increase Rate.	Optional	1.50% as a percentage of the Death Benefit Base	• Age restrictions apply. • Availability subject to state restrictions • Withdrawals could significantly reduce the benefit
Earnings Preservation Benefit	The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. Provides an additional benefit equal to the difference between (1) Your death benefit, and (2) Total purchase payments not withdrawn.	Optional	0.25% annually of the average daily value of the amount You have in the Separate Account.	• If You selected the Earnings Preservation Benefit, You could not have selected an EDB. • You could not have purchased this benefit if You were 78 years of age or older.

Guaranteed Minimum Income Benefit (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II, GMIB Plus IV and GMIB Plus III)	Designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Balance during the pay-out phase.	Optional	1.50% of your Guaranteed Minimum Income Base	• No longer available for sale.
• Benefit limits available investment options.
• You could not have this benefit and another living benefit (Guaranteed Withdrawal Benefit) in effect at the same time.
• Age restrictions apply.
• May only be exercised after a 10-year waiting period.
• Availability subject to state
• Cannot be terminated
• Withdrawals could significantly reduce the benefit.
Guaranteed Withdrawal Benefit	Guaranteed that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit.	Optional	1.80% as a percentage of the Total Guaranteed Withdrawal Amount	• You may not purchase this benefit if You are 80 years of age or older.
• You could not have this benefit and another living benefit (Guaranteed Minimum Income Benefit or Guaranteed Lifetime Withdrawal Benefit) in effect at the same time.
Guaranteed Lifetime Withdrawal Benefit	Guaranteed Payments for Life. So long as You make your first withdrawal on or after the date You reach age 591⁄2, the LWG guarantees that we will make payments to You over your lifetime, even if your Remaining Guaranteed Withdrawal Amount and/or Account Balance decline to zero.	Optional	2.00% of your Total Guaranteed Withdrawal Amount	• No longer available for sale. • Age restrictions apply. • You may not have this optional benefit and another optional living benefit (Guaranteed Minimum Income Benefit) in effect at the same time.
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”)	Under the GLWB Death Benefit, we calculate a “GLWB Death Benefit Base” that, if greater than the Standard Death Benefit, then this death benefit amount will be paid instead of the Standard Death Benefit.	Optional	1.20% of the GLWB Death Benefit Base	• You could only have this optional benefit if You also elected the GLWB optional benefit.

The Equity Generator®	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection.	Optional	None	• Benefit limits available investment options.
• If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.
• Not available in Contracts issued in New York State and Washington State with a GMIB or an EDB. Not available with the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the GWB v1 or the GLWB.
• Not available in combination with the Enhanced Dollar Cost Averaging Program.
The Allocator	Each month a dollar amount you choose is transferred from the Fixed Account to any of the Divisions You choose. You select the day of the month and number of months over which the transfers will occur.	Optional	None	• Not available for certain Contract classes or in certain states and in combination with certain optional benefits.
• You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Allocator.SM
The Rebalancer®	You select a specific asset allocation for your entire Account Balance from among the Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation.	Optional	None	• In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

The Index Selector®	You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Each quarter the percentage in each of the Divisions in which the model invests and any Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Divisions and any Fixed Interest Account	Optional	None	• Benefit limits available investment options. • The Index Selector is not available if you choose certain optional benefits.
Enhanced Dollar Cost Averaging Program	Each month, for a specified period, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose.	Optional	None	• May not be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates. Restrictions apply to destination Investment Divisions with a GMIB, an EDB, the GWB v1, the GLWB and the Index Selector.
• Not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities.
• You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector® or the Rebalancer® in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator® or the Allocator.SM.

Systematic Withdrawal Program	Automatically withdraws a specific dollar amount or a percentage of your Account Balance of your choice.	Optional	None	• Not available in all states. • Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. • Subject to our required minimums and administrative restrictions
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement	Allows you to withdraw money without a Withdrawal Charge in the event of nursing home or hospital confinement, subject to certain conditions.	Standard	No charge	• Only available after the first Contract Year.
• Age restrictions, ownership requirements and doctor certification requirements apply.
• Must be approved in your state.
• You must meet certain length of confinement requirements.
Waiver of Withdrawal Charge for Terminal Illness	Allows you to withdraw money without a Withdrawal Charge in the event of a terminal illness, subject to certain conditions	Standard	No charge	• Only available after the first Contract Year.
• Age restrictions, ownership requirements and doctor certification requirements apply.
• must be approved in your state.
• Certain requirements relating to the nature of the terminal illness apply.
• You had not been diagnosed with the terminal illness as of the Contract issue date
Death Benefit – Generally
One of the insurance guarantees we provide You under your Contract is that your Beneficiaries will be protected during the “pay-in” phase against market downturns. You name your Beneficiary(ies). This guarantee terminates at the end of the “pay-in” phase. There is no death benefit during the income or “pay-out” phase, however, depending on the Income Payment type You elect, any remaining guarantee (i.e., cash refund amount or guaranteed Income Payments) will be paid to your Beneficiary (see “Pay-Out Options (or Income Options)” for more information).
If You intend to purchase the Contract for use with a Traditional IRA or Roth IRA, see “Federal Tax Considerations” for a discussion concerning IRAs.

The standard death benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the EDB Max V, the EDB Max IV, the EDB Max III the EDB Max II, the EDB III, the EDB II, the GLWB Death Benefit and the Earnings Preservation Benefit) are described in the “Optional Death Benefits” section. You could have elected the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit. You could not have elected the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with the GLWB and You could not have elected the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with an Enhanced Death Benefit (EDB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III or EDB II). The EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III and the EDB II are not available for purchase. The EDB Max V could only be elected if You elected the GMIB Max V. The EDB Max IV could only be elected if You elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III. The GLWB Death Benefit could only be elected if You elected the GLWB optional benefit.
The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional death benefits for the specific provisions applicable to You.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary, if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.
Where there are multiple Beneficiaries, any guaranteed death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the guaranteed death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Account Value an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit and are subject to investment risk until we receive his/her necessary documentation.
If you have a joint owner, the death benefit will be paid when the first owner dies. The surviving Joint Owner will be the primary Beneficiary and any other Beneficiary designation will be treated as a contingent Beneficiary unless instructed otherwise.
Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. If You purchased the Contract as a deceased person’s Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See “Federal Tax Considerations” for more information.
If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.
If You are a natural person and You change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Value on the date of the change in Contract Owner.
Spousal Continuation. If the Beneficiary is your spouse, the Beneficiary may be substituted as the Owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable Withdrawal Charges except for that portion of the Account Value that is equal to the “step-up” portion of the death benefit.
If the spouse continues the Contract, the second death benefit payable upon the death of the spouse is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes GMIB optional benefit and/or EDB optional benefit, the Annual Increase Amount for GMIB optional benefit and/or EDB optional benefit, also reset to the Account Value adjusted to include the death benefit on the date the spouse continues the Contract.
Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.
For information on Spousal Continuation regarding the GLWB optional benefit, see the “Operation of the GLWB — Spousal Continuation.”
Any reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Spousal Beneficiaries. While the Code permits your Eligible Designated Beneficiary to "stretch" distribution of payments over his or her life expectancy, this option may not be available at MetLife (Eligible Designated Beneficiary is described under “Federal Tax Considerations — Qualified Annuity Contracts — Death Benefits). Your beneficiary should consult with his or her own independent tax advisor to discuss alternate options for stretching death benefit payments.
Total Control Account. The Beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. Your financial representative can tell You the current and minimum interest rates that apply.
Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
EDB and Decedent Contracts. If You purchased this Contract with a non-taxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Internal Revenue Service required distribution rules, You could not have purchased an EDB.
Standard Death Benefit
The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) total purchase payment less partial withdrawals; or (3) your “Highest Anniversary Value” (as described below) as of each fifth Contract Anniversary.
If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:
1.	Your Account Value; or
2.	Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or
3.	“Highest Anniversary Value” as of each fifth Contract Anniversary, determined as follows:
•	At issue, the Highest Anniversary Value is your initial purchase payment;
•	Increase the Highest Anniversary Value by each subsequent purchase payment;
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);
•	On each fifth Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.
•	After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
•	Increase the Highest Anniversary Value by each subsequent purchase payment or
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value before the withdrawal.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Value	10/1/2019 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 10/1/2019	$104,000 (= greater of A and B)
D	Account Value	10/1/2020 (Second Contract Anniversary)	$90,000
E	Death Benefit	10/1/2020	$100,000 (= greater of A and D)
F	Withdrawal	10/2/2020	$9,000
G	Percentage Reduction in Account Value	10/2/2020	10% (= F/D)
H	Account Value after Withdrawal	10/2/2020	$81,000 (= D–F)
I	Purchase Payments reduced for Withdrawal	As of 10/2/2020	$90,000 (= A–(A × G))
J	Death Benefit	10/2/2020	$90,000 (= greater of H and I)
K	Account Value	10/1/2023	$125,000
L	Death Benefit (Highest Anniversary Value)	As of 10/1/2023 (Fifth Anniversary)	$125,000 (= greater of I and K)
M	Account Value	10/2/2023	$110,000
N	Death Benefit	As of 10/2/2023	$125,000 (= greatest of I, L, M)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.
Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
OPTIONAL DEATH BENEFITS
Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; or (2) your “Highest Anniversary Value” (as described below) as of each Contract Anniversary. You may not purchase this benefit if You are 80 years of age or older.

You could have purchased at application a death benefit that provides that the death benefit amount is equal to the greater of:
1.	The Account Value; or
2.	“Highest Anniversary Value” as of each Contract Anniversary, determined as follows:
•	At issue, the Highest Anniversary Value is your initial purchase payment;
•	Increase the Highest Anniversary Value by each subsequent purchase payment;
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
•	On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.
•	After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
•	Increase the Highest Anniversary Value by each subsequent purchase payment or
•	Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value immediately before the withdrawal.
You could not have purchased this benefit if You were 78 years of age or older.
The Annual Step-Up Death Benefit was available for an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Value	10/1/2019 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 10/1/2019	$104,000 (= greater of A and B)
D	Account Value	10/1/2020 (Second Contract Anniversary)	$90,000
E	Death Benefit (Highest Contract Year Anniversary)	10/1/2020	$104,000 (= greater of B and D)
F	Withdrawal	10/2/2020	$9,000
G	Percentage Reduction in Account Value	10/2/2020	10% (= F/D)
H	Account Value after Withdrawal	10/2/2020	$81,000 (= D–F)

		Date	Amount
I	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2020	$93,600 (= E–(E × G))
J	Death Benefit	10/2/2020	$93,600 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.
The Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
Enhanced Death Benefits
In states where approved, You could have selected the Enhanced Death Benefit (“EDB”) (subject to investment allocation restrictions) if You were age 72 or younger (for EDB Max V) or age 75 or younger (for all other versions of the EDB) at the effective date of your Contract. If You selected the EDB, You could not have selected the Optional Annual Step-Up Death Benefit or the Earnings Preservation Benefit. The EDB optional benefit is referred to in your Contract and rider as the “Guaranteed Minimum Death Benefit” or “GMDB”.
The EDB Max V, EDB Max IV, the EDB Max III, EDB Max II, EDB III and EDB II are not available for purchase.
EDB Versions Must Be Elected with Corresponding GMIB Optional Benefits. Each version of the EDB optional benefit could only be elected if You elected the corresponding GMIB optional benefit:
•	EDB Max V could only have been elected with GMIB Max V;
•	EDB Max IV could only have been elected with GMIB Max IV;
•	EDB Max III could only have been elected with GMIB Max III;
•	EDB Max II could only have been elected with GMIB Max II;
•	EDB III could only have been elected with GMIB Plus IV; and
•	EDB II could only have been elected with GMIB Plus III.
You should understand that by electing both a GMIB optional benefit and an EDB optional benefit, You will be paying for and receiving both an income benefit and a death benefit and the cost of the combined optional benefits will be higher than the cost of either a GMIB optional benefit or other available death benefit optional benefits individually. Please note that other standard or optional death benefits are available under the Contract that are not required to be purchased in combination with a GMIB optional benefit. You should also understand that once GMIB income payments begin under a GMIB optional benefit, the EDB optional benefit will be terminated.
Summary of the EDB
The following section provides a summary of how the EDB works. A more detailed explanation of the operation of the EDB is provided in the section below called “Operation of the EDB.”
Under the EDB, we calculate a “Death Benefit Base” that, if greater than the Account Value at the time the death benefit is calculated determines the death benefit amount. The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at the Annual Increase Rate.
Different Versions of the EDB. From time to time, we introduce new versions of the EDB. Each version of the EDB we have offered with the Contract, and the versions we may currently be offering (if any), are listed in the “EDB Rate Table” immediately following the “Operation of the EDB” section below. The principal differences between the different versions of the EDB described in this Prospectus are the items listed in the EDB Rate Table and the investment portfolios to which You are permitted to allocate Account Value while the EDB optional benefit is in effect (see “Operation of the EDB – Investment Allocation Restrictions”).
Operation of the EDB
The following section describes how the EDB operates. When reading the following descriptions of the operation of the EDB (for example, the “Annual Increase Rate” and “Dollar-for-Dollar Withdrawal Percentage” sections), refer to the EDB Rate Table below for the specific rates and other terms applicable to your version of the EDB.
(See Appendix D for examples of the operation of the EDB.)
If You selected an EDB optional benefit, the amount of the death benefit will be the greater of:
(1) the Account Value; or
(2) the Death Benefit Base.
Death Benefit Base. The Death Benefit Base is the greater of (a) or (b) below:
(a)	Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal. The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner’s 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)	Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)	is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)	is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not

set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
The Annual Increase Amount does not change after the Contract Anniversary immediately preceding the Contract Owner’s 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described below.
Annual Increase Rate. As noted above, we calculate a Death Benefit Base under the EDB optional benefit that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is the greater of:
(a)	the EDB Annual Increase Rate; or
(b)	the Required Minimum Distribution Rate (as defined below).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
Required Minimum Distribution Rate. The Required Minimum Distribution Rate equals the greater of:
(1)	the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
(2a)	if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)	if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See description of Operation of the EDB.)
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With EDB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
If item (b) above (the Required Minimum Distribution Rate) is greater than item (a) above (the EDB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the Required Minimum Distribution Rate, the Required

Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the EDB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of the death benefit under the EDB.
After the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is 0%.
Dollar-for-Dollar Withdrawal Percentage. One of the factors used in calculating withdrawal adjustments is called the “Dollar-for-Dollar Withdrawal Percentage.” The Dollar-for-Dollar Withdrawal Percentage is the greater of:
(a)	the EDB Dollar-for-Dollar Withdrawal Rate; or
(b)	the Required Minimum Distribution Rate (as defined above under “Annual Increase Rate”).
Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Code.
After the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.
For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the EDB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals rather than a proportional adjustment. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value a “dollar-for-dollar treatment” withdrawal adjustment may be more favorable than a “proportional reduction” withdrawal adjustment.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)	proportional reduction: (1) if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above); or (2) if the withdrawals occur on or after the Contract Anniversary immediately prior to your 91st birthday; or (3) if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or
(b)	dollar-for-dollar treatment: (1) if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. Depending on the relative amounts of the Annual Increase Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Annual Increase Amount (particularly when the Account Value is lower than the Annual Increase Amount), and could have the effect of reducing or eliminating the value of the death benefit under the EDB optional benefit. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.
Example:
•	Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if You owned an EDB optional benefit with a 4.5% EDB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.
•	Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example if You took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the EDB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or older Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB optional benefit and an EDB optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic

Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
Each Optional Step-Up:
(1)	resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and
(2)	may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. For a detailed description of the investment allocation restrictions for your version of the EDB, see the applicable subsection of “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”
Restrictions on Subsequent Purchase Payments. For a detailed description of the restrictions or potential restrictions on subsequent purchase payments that may apply for your version of the EDB, see the applicable subsection of “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”
Terminating the EDB Optional Benefit. Except as otherwise provided in the EDB optional benefit, the optional benefit will terminate upon the earliest of:
(a)	The date You make a total withdrawal of your Account Value (a pro-rata portion of the optional benefit charge will be assessed);
(b)	The date there are insufficient funds to deduct the optional benefit charge from your Account Value;
(c)	The date You elect to receive income payments under the Contract (a pro-rata portion of the optional benefit charge will be assessed);

(d)	A change of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non- natural person), subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(e)	The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(f)	The date the death benefit amount is determined (excluding the determination of the death benefit under the spousal continuation option); or
(g)	Termination of the Contract to which the optional benefit is attached.
Under our current administrative procedures, we will waive the termination of the EDB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
(See Appendix D for examples of the EDB.)
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program with the EDB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Used with the EDB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Death Benefit Base on a proportionate basis. (Reducing the Death Benefit Base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the EDB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the EDB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected the EDB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of the death benefit provided by the EDB optional benefit.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.
The EDB Optional Benefit and Annuitization. Since the Annuity Date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years after issue of your Contract, You must make an election if You would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your Annuity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with an EDB optional benefit, if You annuitize at the latest date permitted, You must elect one of the following options:
(1)	Annuitize the Account Value under the Contract’s annuity provisions; or
(2)	Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed income payment type rates for the Contract at the time of purchase or the current income payment type rates applicable to this class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.
If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee Period, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Contract.
EDB Rate Table
Using the EDB Rate Table. The EDB Rate Table indicates the date each version was first offered (“Date Introduced”). When a new version of the EDB is introduced it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.
If You have already purchased a Contract, to determine which version of the EDB (if any) You purchased with your Contract, You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract, including any applicable EDB optional benefit, please call your Administrative Office at 1-800-638-7732. If You are purchasing a Contract, to determine which version of the optional benefit is currently being offered in your state, You should ask your registered representative.
If we introduce a new version of the optional benefit, we generally will do so by updating the EDB Rate Table. Changes to the EDB Rate Table after the date of this Prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the Prospectus.
The EDB Rate Table lists the following for each version of the EDB:
•	the EDB Annual Increase Rate, which is the minimum rate at which the Annual Increase Amount is increased at each Contract Anniversary (see “ Operation of the EDB — Income Base”);
•	the EDB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the EDB — see “Operation of the EDB — Withdrawal Adjustments.”) For IRAs and other qualified Contracts, also see “Operation of the EDB — Required Minimum Distribution Rate.”
EDB RATE TABLE
EDB Optional Benefit	EDB Annual Increase Rate	EDB Dollar-for-Dollar Withdrawal Rate
EDB Max V	4.0%	4.0%
EDB Max IV	5.0%	4.5% if first withdrawal prior to 5th Contract Anniversary1 or 5.0% if first withdrawal on or after 5th Contract Anniversary[1]
EDB Max III	5.0%	5.0%
EDB Max II	5.5%	5.5%
EDB III	4.5%	4.5%
EDB II	5.0%	5.0%
(1)	For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the EDB Max IV (see “Operation of the EDB — Withdrawal Adjustments”).
EDB VERSION AVAILABILITY BY STATE
Optional Benefit Version	All States except FL, NV and NJ1	Florida	Nevada	New Jersey
EDB Max V	02/04/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16
EDB Max IV	08/20/12 - 02/03/13	08/20/12 - 02/24/13	11/12/12 - 02/24/13	11/19/12 - 02/24/13
EDB Max III	01/03/12 - 08/17/12	01/03/12 - 08/17/12	02/27/12 - 11/09/12	01/03/12 - 11/16/12
EDB Max II	10/10/11 - 12/30/11	10/10/11 - 12/30/11	N/A	10/10/11 - 12/30/11
EDB III	10/10/11 - 02/24/12	10/10/11 - 02/24/12	N/A	10/10/11 - 02/24/12
EDB II	N/A	N/A	10/10/11 - 02/24/12	N/A
(1)	All versions of the EDB are not available with a B Plus Class or C Class Contract in Washington State or New York State.
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”)
The GLWB Death Benefit is not available for purchase. In states where approved, You could elect the GLWB Death Benefit when You elected the GLWB optional benefit if You were at least age 50 and not older than age 65 at the effective date of your Contract. The GLWB Death Benefit was not available for purchase in New York and Washington. The GLWB Death Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015. The GLWB Death Benefit was available for purchase in all other states starting on February 14, 2015.

Under the GLWB Death Benefit, we calculate a “GLWB Death Benefit Base”, as defined later in this Prospectus that, if greater than the Standard Death Benefit, at the time the death benefit is calculated determines the death benefit amount.
For a more detailed explanation of the operation of the GLWB Death Benefit see “Living Benefits — Guaranteed Lifetime Withdrawal Benefit — Death Benefit.”
(See Appendix H for examples of the GLWB Death Benefit.)
Earnings Preservation Benefit
You could have purchased this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay. If You selected the Earnings Preservation Benefit, You could not have selected an EDB.
This benefit provides that an additional death benefit is payable equal to:
The difference between
1.	Your death benefit (either the standard death benefit or an optional death benefit for which You pay an additional charge); and
2.	Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or
On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:
1.	The difference between
a.	Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
b.	Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.
2.	In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:

Purchase Age	Percentage
Ages 69 or younger	40%
Ages 70-77	25%
Ages 78 and above	0%
You could not have purchased this benefit if You were 78 years of age or older.
If the spouse continues the Contract, the spouse can choose one of the following two options:
•	Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse’s age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

•	Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.
If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.
If You are a natural person and You change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract Owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.
If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.
The Earnings Preservation Benefit was available for an additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account.
Example:
		Date	Amount
A	Purchase Payments Not Withdrawn	10/1/2018	$100,000
B	Death Benefit	10/1/2019	$105,000
C	Additional Death Benefit	10/1/2019	$2,000 (= 40% × (B – A))
D	Account Value	10/1/2020	$90,000
E	Withdrawal	10/2/2020	$9,000
F	Account Value after Withdrawal	10/2/2020	$81,000 (= D – E)
G	Purchase Payments Not Withdrawn	10/2/2020	$91,000
			(= A – E, because there is no gain at time of withdrawal)
H	Death Benefit	10/2/2020	$99,238
I	Additional Death Benefit		$3,295 (= 40% × (H – G))
Notes to Example:
Purchaser is age 60 at issue.
Any Withdrawal Charge from the Account Value is included when determining the percentage of Account Value withdrawn.
The Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.

All amounts are rounded to the nearest dollar.
Living Benefits
Overview of Living Benefit Optional Benefits
We offered optional living benefits that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these optional benefits could be elected, and the optional benefits must have been elected at Contract issue. These optional benefits are described briefly below. There may be versions of each optional living benefit that vary by issue date and state availability. In addition, a version of an optional living benefit may have become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) were available in your state. Please check your Contract and optional living benefits for the specific provisions applicable to You, and see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit. We offered three types of living benefits — a guaranteed withdrawal benefit, a guaranteed lifetime withdrawal benefit, and guaranteed income benefits.
Guaranteed Income Benefits
•	GMIB Max (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II)
•	Guaranteed Minimum Income Benefit Plus (GMIB Plus IV and GMIB Plus III)
Our guaranteed income benefit optional benefits are designed to allow You to invest your Account Value in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect the pay-out phase. The fixed income payment amount is guaranteed regardless of investment performance or the actual Account Value at the time You annuitize. Prior to exercising the optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level specified in the optional benefit and still maintain the benefit amount.
Guaranteed Withdrawal Benefit (“GWB v1”)
The Guaranteed Withdrawal Benefit is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit.
Guaranteed Lifetime Withdrawal Benefit (“GLWB”)
The GLWB rider is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that You will receive lifetime income regardless of investment performance. The guarantee is subject to the conditions described in “Guaranteed Lifetime Withdrawal Benefit — Operation of the GLWB,” including the condition that withdrawals before a defined age or withdrawals that exceed the maximum amount allowed under the rider in a Contract Year will reduce or eliminate the guarantee. In states where approved, You could also elect the GLWB Death Benefit for an additional charge if You elected the GLWB rider.
Guaranteed Minimum Income Benefit (“GMIB”)
If You wanted to invest your Account Value in the investment portfolio(s) during the pay-in phase, but You also wanted to assure a specified guaranteed level of minimum fixed income payments during the pay-out phase, we offered an optional benefit for an additional charge, called the Guaranteed Minimum Income Benefit (“GMIB”).

The purpose of the GMIB is to provide protection against market risk (the risk that the Account Value allocated to the investment portfolio(s) may decline in value or underperform your expectations).
As described in more detail in “Pay-Out Options (or Income Options),” You can choose to apply your Account Value to fixed income payments, variable income payment types, or a combination of both. The dollar amount of your income payments will vary to a significant degree based on the market performance of the investment portfolio(s) to which You had allocated Account Value during the pay-in phase (and based on market performance during the pay-out phase, in the case of variable income payments).
With the GMIB, the minimum amount of each fixed income payment You receive during the pay-out phase is guaranteed regardless of the investment performance of the investment portfolios during the pay-in phase or your actual Account Value at the time You elect the pay-out phase. Prior to exercising the optional benefit, You may make specified withdrawals that reduce your Income Base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercise the optional benefit.
In states where approved, You could have purchased the GMIB if You were age 78 or younger on the effective date of your Contract. You could not have this benefit and another living benefit (Guaranteed Withdrawal Benefit or Guaranteed Lifetime Withdrawal Benefit) in effect at the same time. Once elected, the GMIB may not be terminated except as stated below. Please see “GMIB Version Availability By State” below for information about the availability of a GMIB optional benefit.
Summary of the GMIB
The following section provides a summary of how the GMIB works. A more detailed explanation of the operation of the GMIB is provided in the section below called “Operation of the GMIB.”
Under the GMIB, we calculate an “Income Base” that determines, in part, the minimum amount You receive as fixed income payments under the GMIB if You elect the pay-out phase. The Income Base is the greater of two calculated values, the Annual Increase Amount or the Highest Anniversary Value (see “Operation of the GMIB — Income Base”). We then will apply the Income Base calculated at the time the GMIB optional benefit is exercised to the conservative GMIB Annuity Table specified in your GMIB optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments. (However, your actual payment may be higher than this minimum if, as discussed below, income payments during the pay-out phase of the Contract based on the Account Value would produce a higher payment.)
It is important to recognize that this Income Base is not available for cash withdrawals and does not establish or guarantee your Account Value or a minimum return for any investment portfolio. The GMIB may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur not later than the 30-day period following the Contract Anniversary prior to the Contract Owner’s 91st birthday. If at the time You elect the pay-out phase, applying your actual Account Value to then current annuity purchase rates (independent of the GMIB optional benefit) produces higher income payments, You will receive the higher income payments, and thus You will have paid for the optional benefit even though it was not used.
Different Versions of the GMIB. From time to time, we introduce new versions of the GMIB. Each version of the GMIB we have offered with the Contract, and the versions we may currently be offering (if any), are listed in the “GMIB Rate Table” immediately following the “Operation of the GMIB” section below. The principal differences between the different versions of the GMIB described in this Prospectus are the items listed in the GMIB Rate

Table and the investment portfolios to which You are permitted to allocate Account Value while the GMIB optional benefit is in effect (see “Operation of the GMIB — Investment Allocation Restrictions”).
Operation of the GMIB
The following section describes how the GMIB operates. When reading the following descriptions of the operation of the GMIB (for example, the “Annual Increase Rate,” “Dollar-for-Dollar Withdrawal Percentage,” and “Enhanced Payout Rate” sections), refer to the GMIB Rate Table below for the specific rates and other terms applicable to your version of the GMIB.
Income Base. The Income Base is the greater of (a) or (b) below.
(a)	Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner’s 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner’s 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)	Annual Increase Amount: On the date we issue your Contract, the “Annual Increase Amount” is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)	is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)	is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
For Contracts issued in New York State only. Annual Increase Amount Limit. The Annual Increase Amount is limited to the Annual Increase Amount Limit (see “GMIB Rate Table” below) multiplied by the greater of: (a) your purchase payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to the Annual Increase Amount Limit multiplied by the new, higher Annual Increase Amount, if it is greater than the Annual Increase Amount Limit multiplied by total purchase payments.
Annual Increase Rate. As noted above, we calculate an Income Base under the GMIB optional benefit that helps determine the minimum amount You receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the Income Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is the greater of:

(a)	the GMIB Annual Increase Rate; or
(b)	the Required Minimum Distribution Rate (as defined below).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
Required Minimum Distribution Rate. The Required Minimum Distribution Rate equals the greater of:
(1)	the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
(2a)	if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)	if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See description of Operation of GMIB Income Base.)
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
If item (b) above (the Required Minimum Distribution Rate) is greater than item (a) above (the GMIB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the GMIB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of income payments under the GMIB.
During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is 0%.
Dollar-for-Dollar Withdrawal Percentage. One of the factors used in calculating withdrawal adjustments is called the “Dollar-for-Dollar Withdrawal Percentage.” The Dollar-for-Dollar Withdrawal Percentage is the greater of:
(a)	the GMIB Dollar-for-Dollar Withdrawal Rate; or
(b)	the Required Minimum Distribution Rate (as defined above under “Annual Increase Rate”).

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.
For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the GMIB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals rather than a proportional adjustment. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value, a “dollar-for-dollar treatment” withdrawal adjustment may be more favorable than a “proportional reduction” withdrawal adjustment.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)	proportional reduction: if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above), or if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or
(b)	dollar-for-dollar treatment: if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year.
These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. Depending on the relative amounts of the Annual Increase Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Annual Increase Amount (particularly when the Account Value is lower than the Annual Increase Amount), and could have the effect of reducing or eliminating the value of income payments under the GMIB rider.
Complying with the two conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.
Example:
•	Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, if You owned a GMIB optional benefit with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.
•	Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, if You took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year.
In determining the GMIB income payments, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium taxes and other taxes that may apply will be deducted from the Income Base.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the GMIB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
Each Optional Step-Up:
(1)	resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;
(2)	resets the waiting period to exercise the optional benefit to the 10th Contract Anniversary following the date the Optional Step-Up took effect;
(3)	For Contracts issued in New York State only, resets the maximum Annual Increase Amount to an Annual

Increase Amount Limit multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)	may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with your administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Guaranteed Principal Option. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Contract Owner’s 91st birthday, You may exercise the Guaranteed Principal Option. If the Contract Owner is a non-natural person, the Annuitant’s age is the basis for determining the birthday. If there are Joint Contract Owners, the age of the oldest Contract Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.
By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)	is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option); and
(b)	the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.
The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB optional benefit may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the optional benefit for this feature.

The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB optional benefit will terminate as of the date the option takes effect and no additional GMIB optional benefit charges will apply thereafter. The Contract, however, will continue. If You only elected a GMIB optional benefit, the investment allocation restrictions and any subsequent purchase payment restrictions described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits” will no longer apply, and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available Divisions. (However, if You elected a GMIB Max optional benefit, You will not by permitted to allocate subsequent purchase payments or transfer Account Value to the Fixed Account.) If You elected both a GMIB optional benefit and an EDB optional benefit, the investment allocation restrictions and any subsequent purchase payment restrictions applicable to the EDB optional benefit will continue to apply.
Exercising the GMIB. If You exercise the GMIB optional benefit, You must select to receive income payments under one of the following income types:
(1)	Lifetime Income Annuity with a 5-Year Guarantee Period.
(2)	Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years. (See “Pay-Out Options (or Income Options).”) For Contracts issued in New York State only, this income payment type is only available if the youngest Annuitant’s attained age is 35 or older.
These options are described in the Contract and the GMIB optional benefit.
The GMIB Annuity Table. When the Contract is annuitized, income payments under the GMIB optional benefit will be determined by applying the income base to the rates in the GMIB Annuity Table. The GMIB Annuity Table Basis is specified in the optional benefit and the GMIB Rate Table.
As with other payout types, the amount You receive as an income payment also depends on the income payment type You select, your age and your sex. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of income payments that would be provided by applying your Account Value on your annuity date to the then-current annuity purchase rates.
If You exercise the GMIB optional benefit, your income payments will be the greater of:
•	the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or
•	the income payment determined for the same income payment type in accordance with the base Contract. (See “Pay-Out Options (or Income Options).”)
If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income payment types available under the Contract.
If the amount of the guaranteed minimum lifetime income that the GMIB produces is less than the amount of income payments that would be provided by applying Account Value on the Annuity Date to the then current annuity purchase rates, then You would have paid for a benefit You did not use.
If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see “When We Can Cancel Your Contract”), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Payout Rates. The GMIB payout rates are enhanced under the following circumstances.
If You selected the GMIB and if:
•	For Contracts issued in New York State only, your Contract was issued on or after the Minimum Enhanced Payout Issue Age;
•	You take no withdrawals prior to the Minimum Enhanced Payout Withdrawal Age;
•	your Account Value is fully withdrawn or decreases to zero at or after You reach the Minimum Enhanced Payout Withdrawal Age and there is an income base remaining; and
•	the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period;
then the annual income payments under the GMIB will equal or exceed the applicable Enhanced Payout Rate multiplied by the income base (calculated on the date the payments are determined).
If a Contract Owner dies and the Contract Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB optional benefit. If the spouse elects to continue the Contract and the Contract Owner had begun to take withdrawals prior to his or her death, and the Contract Owner was older than the spouse, the spouse’s eligibility for the Enhanced Payout Rates described above is based on the Contract Owner’s age when the withdrawals began. For example, if a Contract Owner had begun to take withdrawals at the applicable Minimum Enhanced Payout Withdrawal Age and subsequently died, if that Contract Owner’s spouse continued the Contract and the GMIB optional benefit, the spouse would be eligible for the Enhanced Payout Rate as described above, even if the spouse were younger than the Minimum Enhanced Payout Withdrawal Age at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the Enhanced Payout Rates is based on the spouse’s age when the spouse begins to take withdrawals.
Investment Allocation Restrictions. For a detailed description of the GMIB investment allocation restrictions, see the applicable subsection of “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”
Restrictions on Subsequent Purchase Payments. For a detailed description of the restrictions or potential restrictions on subsequent purchase payments that may apply for your version of the GMIB, see the applicable subsection of “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
Ownership. If You, the Owner, are a natural person, You must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the income base and GMIB Annuity Payments. If Joint Contract Owners are named, the age of the older Joint Contract Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Minimum Income Benefit section of the Prospectus, “You” always means the Contract Owner, older Joint Contract Owner or the Annuitant, if the Contract Owner is a non-natural person.
GMIB and Decedent Contracts. If You purchased this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the

Beneficiary and You are “stretching” the distributions under the Internal Revenue Service required distribution rules, You could not have purchased a GMIB optional benefit.
Terminating the GMIB Optional Benefit. Except as otherwise provided in the GMIB optional benefit, the optional benefit will terminate upon the earliest of:
(a)	The 30th day following the Contract Anniversary prior to your 91st birthday;
(b)	The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the optional benefit charge will be assessed);
(c)	The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB (a pro rata portion of the optional benefit charge will be assessed);
(d)	Death of the Contract Owner or Joint Contract Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;
(e)	A change for any reason of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(f)	The effective date of the Guaranteed Principal Option; or
(g)	The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed). (Does not apply to Contracts issued in New York State with the GMIB Max V or GMIB Max IV.)
If a Contract Owner or Joint Contract Owner dies and:
•	the spouse elects to continue the Contract and the GMIB optional benefit under termination provision (d) above; and
•	before the 10-year waiting period to exercise the GMIB optional benefit has elapsed, the GMIB optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary prior to the spouse’s 91st birthday);
we will permit the spouse to exercise the GMIB optional benefit within the 30 days following the Contract Anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
When the GMIB optional benefit terminates, the corresponding GMIB optional benefit charge terminates and the GMIB investment restrictions allocation and any subsequent purchase payment restrictions will no longer apply (except for the restrictions applicable to the GMIB Max optional benefits described under “Your Investment Choices — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1 — Restrictions on Investment Allocations after the Optional Benefit Terminates”). However, if you elected both a GMIB optional benefit and the corresponding EDB optional benefit, and only the GMIB optional benefit has terminated, the investment allocation restrictions and any subsequent purchase payment restrictions applicable to the EDB optional benefit will continue to apply.
(See Appendix E for examples of the GMIB.)
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Used with the GMIB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GMIB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the GMIB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected the GMIB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.
GMIB Rate Table
Using the GMIB Rate Table. The GMIB Rate Table indicates the date each version was first offered (“Date Introduced”). When a new version of the GMIB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.
If You have already purchased a Contract, to determine which version of the GMIB (if any) You purchased with your Contract, You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract, including any applicable GMIB optional benefit please call your Administrative Office at

1-800-638-7732. If You are purchasing a Contract to determine which version of the optional benefit is currently being offered in your state, You should ask your registered representative.
If we introduce a new version of the optional benefit we generally will do so by updating the GMIB Rate Table. Changes to the GMIB Rate Table after the date of this Prospectus reflecting a new version of the optional benefit will be made in a supplement to the Prospectus.
The GMIB Rate Table lists the following for each version of the GMIB:
•	the GMIB Annual Increase Rate, which is the minimum rate at which the Annual Increase Amount is increased at each Contract Anniversary (see “Operation of the GMIB — Income Base”);
•	the GMIB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the GMIB — see “Operation of the GMIB — Withdrawal Adjustments.”) For IRAs and other qualified Contracts, also see “Operation of the GMIB — Required Minimum Distribution Rate.”;
•	For Contracts issued in New York State only, the Annual Increase Amount Limit — the Annual Increase Amount (see “Annual Increase Amount” above for a definition) is limited to the Annual Increase Amount Limit multiplied by the greater of: (a) your purchase payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Operation of the GMIB — Optional Step-Up”);
•	the Enhanced Payout Rates, which may be available upon exercise of the GMIB, for Contracts issued in New York State only, depending on your age at the time your Contract was issued (the “Minimum Enhanced Payout Issue Age”) and your age at the time You took your first withdrawal (the “Minimum Enhanced Payout Withdrawal Age”) (see “Operation of the GMIB — Enhanced Payout Rates”); and
•	the GMIB Annuity Table Basis is specified in your optional benefit and is used to determine the amount of GMIB income payments depending on your age, your sex, and the income type You select. Please note the annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so that amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of income payments that would be provided by applying your Account Value on your annuity date to the then-current annuity purchase rates.
For Contracts issued in all states other than New York State.

GMIB RATE TABLE
GMIB Optional Benefit	GMIB Annual Increase Rate	GMIB Dollar-for- Dollar Withdrawal Rate	Enhanced Payout Rates		GMIB Annuity Table Basis
			Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max V	4.0%	4.0%	60	4.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
GMIB Max IV	5.0%	4.5% if first withdrawal prior to 5th Contract Anniversary[1] or 5.0% if first withdrawal on or after 5th Contract Anniversary[1]	62	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
			67	5.0%
GMIB Max III	5.0%	5.0%	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Max II	5.5%	5.5%	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
			67	5.5%
GMIB Plus IV	4.5%	4.5%	60	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Plus III	5.0%	5.0%	60	5.0%	Annuity 2000 Mortality Table, 10-year age set back with interest of 1.5% per annum
			62	5.5%
(1)	For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate and therefore the Dollar-for-Dollar Withdrawal Percentage will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under GMIB Max IV (see “Operation of the GMIB — Withdrawal Adjustments”).

GMIB VERSION AVAILABILITY BY STATE
Optional Benefit Version	All States except FL, NV and NJ	Florida	Nevada	New Jersey
GMIB Max V	02/04/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16
GMIB Max IV	08/20/12 - 02/03/13	08/20/12 - 02/24/13	11/12/12 - 02/24/13	11/19/12 - 02/24/13
GMIB Max III	01/03/12 - 08/17/12	01/03/12 - 08/17/12	02/27/12 - 11/09/12	01/03/12 - 11/16/12
GMIB Max II	10/10/11 - 12/30/11	10/10/11 - 12/30/11	N/A	10/10/11 - 12/30/11
GMIB Plus IV	10/10/11 - 02/24/12	10/10/11 - 02/24/12	N/A	10/10/11 - 02/24/12
GMIB Plus III	N/A	N/A	10/10/11 - 02/24/12	N/A
For Contracts issued in New York State only.
GMIB RATE TABLE
GMIB Optional Benefit	Date First Available	Date Last Available	GMIB Annual Increase Rate	GMIB Dollar-for- Dollar Withdrawal Rate	Annual Increase Amount Limit	Enhanced Payout Rates			GMIB Annuity Table Basis
						Minimum Enhanced Payout Issue Age	Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max V	04/29/13	02/19/16	4.0%	4.0%	400%	48	60	4.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
GMIB Max IV	08/20/12	04/28/13	5.0%	4.5% if first withdrawal prior to 5th Contract Anniversary[1] or 5.0% if first withdrawal on or after 5th Contract Anniversary[1]	400%	55	62	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
						55	67	5.0%

GMIB Optional Benefit	Date First Available	Date Last Available	GMIB Annual Increase Rate	GMIB Dollar-for- Dollar Withdrawal Rate	Annual Increase Amount Limit	Enhanced Payout Rates			GMIB Annuity Table Basis
						Minimum Enhanced Payout Issue Age	Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max III	01/03/12	08/17/12	5.0%	5.0%	325%	57	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Max II	10/10/11	12/30/11	5.5%	5.5%	275%	62	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Plus IV	10/10/11	02/24/12	4.5%	4.5%	400%	48	60	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
(1)	For the GMIB Max IV only, the GMIB Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the GMIB Max IV (see “Operation of the GMIB — Withdrawal Adjustments”).
Guaranteed Withdrawal Benefit
If You wanted to invest your Account Value in the investment portfolio(s) during the pay-in phase, but also wanted to assure that your entire purchase payment will be guaranteed to be returned to You, we offered an optional benefit for an additional charge, called the Guaranteed Withdrawal Benefit (“GWB”). The purpose of the GWB is to provide protection against market risk (the risk that the Account Value allocated to the investment portfolio(s) may decline in value or underperform your expectations).

The GWB is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit. You may begin taking withdrawals under the GWB immediately or at a later time. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your optional benefit has been returned to You.
In states where approved You could purchase the GWB if You were age 80 or younger on the effective date of your Contract. You may not have this benefit and another living benefit (GMIB or GLWB) or an Enhanced Death Benefit in effect at the same time. Once elected the GWB may not be terminated except as stated below.
Summary of the GWB
The following section provides a summary of how the GWB works. A more detailed explanation of the operation of the GWB is provided in the section below called “Operation of the GWB”.
The GWB guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals over time. The GWB does not guarantee withdrawals for your lifetime.
Under the GWB, we calculate a “Total Guaranteed Withdrawal Amount” (“TGWA”) that determines, in part, the maximum amount You may receive as withdrawals each year (“Annual Benefit Payment”) without reducing your guarantee. The TGWA is multiplied by the applicable withdrawal rate to determine your Annual Benefit Payment. The optional benefit guarantee may be reduced if your annual withdrawals are greater than the Annual Benefit Payment. For purposes of calculating the TGWA, purchase payment credits (i.e., Bonus payments) are not included. In any event, withdrawals under a GWB will reduce your Account Value and death benefit.
It is important to recognize that the TGWA is not available to be taken as a lump sum and does not establish or guarantee your Account Value or a minimum return for any investment portfolio. However, if You cancel the GWB after a waiting period of at least fifteen years the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the Contract reduced proportionately for any withdrawals. (See “Operation of the GWB Cancellation and Guaranteed Principal Adjustment” below.)
While the GWB is in effect, You may only make subsequent Purchase Payments during the GWB purchase payment Period. (See “Restrictions on Subsequent Purchase Payments” below.)
Operation of the GWB
The following section describes how the GWB operates. When reading the following descriptions of the operation of the GWB (for example, the “Total Guaranteed Withdrawal Amount,” “Annual Benefit Payment” and “Payment Enhancement Rate” sections), refer to the GWB Rate Table at the end of this section for the specific rates and other terms applicable to your GWB optional benefit.
(See Appendix F for examples illustrating the operation of the GWB.)
Total Guaranteed Withdrawal Amount. While the GWB is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by each additional purchase payment received during the

GWB purchase payment period (see “Restriction on Subsequent Purchase Payments” below). If You take a withdrawal that does not exceed the Annual Benefit Payment (see “Annual Benefit Payment” below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable Withdrawal Charges) reduced the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. Depending on the relative amounts of the Total Guaranteed Withdrawal Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Total Guaranteed Withdrawal Amount (particularly when the Account Value is lower than the Total Guaranteed Withdrawal Amount), and could have the effect of reducing or eliminating the total amount You are guaranteed to receive over time under the GWB optional benefit (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.
Remaining Guaranteed Withdrawal Amount. The “Remaining Guaranteed Withdrawal Amount” is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by additional purchase payments received during the GWB purchase payment Period (see “Restrictions on Subsequent Purchase Payments” below), and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount, dollar-for-dollar, by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). If, however, You take an Excess Withdrawal then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charges) reduces the Account Value. Depending on the relative amounts of the Remaining Guaranteed Withdrawal Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Remaining Guaranteed Withdrawal Amount (particularly when the Account Value is lower than the Remaining Guaranteed Withdrawal Amount), and could have the effect of reducing or eliminating the remaining amount You are guaranteed to receive over time under the GWB optional benefit (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the GWB optional benefit (see “Additional Information” below).
Annual Benefit Payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the “GWB Withdrawal Rate”. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of the Automatic Annual Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate. (See “Payment Enhancement Rate” below for a feature which may allow You to increase your Annual Benefit Payment during a Contract Year if You are confined to a nursing home.)
You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see “Access To Your Money — Systematic Withdrawal Program”). While the GWB is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and You may terminate your participation at any time.
It is important to note:
•	We will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the optional benefit charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Value declines to zero due to market performance, so long as You do not take Excess Withdrawals.
•	If You have elected the GWB, You should carefully consider when to begin taking withdrawals. If You begin taking withdrawals too soon, You may limit the value of the GWB, because the GWB Withdrawal Rate is determined by when You take your first withdrawal (see “GWB Rate Table”). As shown in the GWB Rate Table, waiting to take your first withdrawal will result in a higher GWB Withdrawal Rate. The GWB Withdrawal Rate is used to determine the amount of your Annual Benefit Payment, as described above. Once your GWB Withdrawal Rate has been determined, it will never increase or decrease.
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this optional benefit, your annual withdrawals (including any Withdrawal Charge) cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. If You do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.
In addition, as noted above, if You take an Excess Withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. An Excess Withdrawal that reduces the Account Value to zero will terminate the Contract.
If You take an Excess Withdrawal in a Contract Year, You may be able to reduce the impact of the Excess Withdrawal on Your Total Guaranteed Withdrawal Amount, Remaining Guarantee Withdrawal Amount and Annual Benefit Payment by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to Your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce Your Total Guaranteed Withdrawal Amount or Annual Benefit Payment but will reduce the Remaining Guaranteed Withdrawal Amount. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce Your Total Guaranteed Withdrawal Amount, Annual Benefit Payment and Remaining Guaranteed Withdrawal Amount. For an example of taking multiple withdrawals in this situation, see Appendix F, “GWB — Excess Withdrawals — Single Withdrawal vs. Multiple Withdrawals.”
You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 4% of your Total Guaranteed Withdrawal Amount You cannot withdraw 2% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 6% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.
Income taxes and penalties may apply to your withdrawals and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See “Charges — Withdrawal Charges.”)

Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020). If your Contract is an IRA or other Contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Total Guaranteed Withdrawal Amount multiplied by the GWB withdrawal Rate, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater).
If:
(1)	You are enrolled in the automated required minimum distribution service or in both the automated required minimum distribution service and the Systematic Withdrawal Program,
(2)	You do not take additional withdrawals outside of these two programs, and
(3)	your remaining Annual Benefit Payment for the Contract Year is equal to zero;
we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which You are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment.
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GWB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
Automatic Annual Step-up. On each Contract Anniversary prior to the Contract Owner’s 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).
The Automatic Annual Step-Up:
•	resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;
•	resets the Annual Benefit Payment equal to the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount after the step-up; and
•	may reset the GWB optional benefit charge to a rate that does not exceed the lower of: (a) the GWB Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Value to approach $5,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.

Payment Enhancement Feature. The Payment Enhancement Feature may allow You to increase your Annual Benefit Payment for a Contract Year if You are confined to a nursing home. Beginning in the fourth Contract Year, You may request that your GWB Withdrawal Rate be multiplied by the Payment Enhancement Rate once each Contract Year, if:
(1)	You are confined to a nursing home for at least 90 consecutive days;
(2)	your request is received by the Contract Anniversary after the oldest Contract Owner’s 80th birthday (However, if we received a request from You by this Contract Anniversary and we approved it, You are permitted to submit additional requests after this Contract Anniversary);
(3)	You have not taken withdrawals in that Contract Year in excess of the Annual Benefit Payment at the time the request is approved;
(4)	the request and proof satisfactory to us of confinement are received by us at your Administrative Office while You are confined;
(5)	your Account Value is greater than zero at the time the request is approved; and
(6)	the GWB optional benefit has not been terminated.
In the case of Joint Contract Owners, the Payment Enhancement Feature applies to either Joint Contract Owner. If the Contract Owner is not a natural person, the Payment Enhancement Feature applies to the Annuitant.
If You meet the requirements, your Annual Benefit Payment for that Contract Year is recalculated to the greater of:
(a)	the GWB Withdrawal Rate multiplied by the Payment Enhancement Rate and then multiplied by the Total Guaranteed Withdrawal Amount; or;
(b)	your Annual Benefit Payment before the acceptance of your request.
Your remaining Annual Benefit Payment in that year is the new Annual Benefit Payment less any withdrawals already taken in that Contract Year.
The Payment Enhancement Feature may allow You to receive a larger Annual Benefit Payment for a Contract Year without taking an Excess Withdrawal (see “Managing Your Withdrawals” above). The Payment Enhancement Feature does not increase the Total Guaranteed Withdrawal Amount (the minimum total amount you are guaranteed to receive over time under the GWB optional benefit) or the Remaining Guaranteed Withdrawal Amount (the remaining amount you are guaranteed to receive over time under the GWB optional benefit.)
At the end of the Contract Year, your GWB Withdrawal Rate will be reset to what it was prior to the acceptance of your request. In subsequent Contract Years, You may request that your GWB Withdrawal Rate be increased by the Payment Enhancement Rate if You meet the conditions above.
The Payment Enhancement Feature is only available if the oldest Contract Owner is age 75 or younger at the Contract issue date. The Payment Enhancement Feature is not available in Connecticut, Illinois or South Dakota. As of the date of this prospectus, the Payment Enhancement Feature is available in all other states in which the GWB optional benefit is available for purchase.
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the GWB on the Contract Anniversary every five Contract Years for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled , the GWB will terminate we will no longer deduct the GWB optional benefit charge, and the investment allocation restrictions and subsequent purchase payment restrictions described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1” will no longer apply. The Contract, however, will continue.
If You cancel the GWB optional benefit on the 15th Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) – (b) where:
(a)	is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges); and
(b)	is the Account Value on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the Account Value in such investment portfolio bears to the total Account Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.
It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days (if permitted under the GWB: see “Restrictions on Subsequent Purchase Payments” below) should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because payments made after 120 days will increase your Account Value such purchase payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GWB may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GWB for its Guaranteed Principal Adjustment feature.
Investment Allocation Restrictions. For a detailed description of the GWB investment allocation restrictions see “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1.”
Restrictions on Subsequent Purchase Payments. While the GWB optional benefit is in effect, You are limited to making purchase payments within the GWB purchase payment Period (see the GWB Rate Table). If the GWB optional benefit is cancelled (see “Cancellation and Guaranteed Principal Adjustment” above) or terminated (see “Termination of the GWB Optional Benefit” below), this restriction on subsequent purchase payments no longer applies.
Withdrawal Charge. We will apply a Withdrawal Charge to withdrawals from purchase payments as described in “Charges — Withdrawal Charges” (also see “Charges — Withdrawal Charges — Free Withdrawal Amount” and “Access to Your Money — Systematic Withdrawal Program”).
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GWB optional benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the Remaining Guaranteed Withdrawal Amount under the GWB optional benefit at the time of the withdrawal, if the Remaining Guaranteed Withdrawal Amount is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.
GWB and Decedent Contracts. If You are purchasing the Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You may purchase the GWB optional benefit.
If You are purchasing the Contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity Contract of which You were the Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You may not purchase the GWB optional benefit.
Termination of the GWB Optional Benefit. The GWB optional benefit will terminate upon the earliest of:
(1)	the date of a full withdrawal of the Account Value (You are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met) (a pro rata portion of the optional benefit charge will be assessed);
(2)	the date all of the Account Value is applied to an income payment type (a pro rata portion of the optional benefit charge will be assessed.);
(3)	the date there are insufficient funds to deduct the GWB optional benefit charge from the Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the optional benefit charge and You are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the provisions and conditions of the optional benefit have been met; however, You will have no other benefits under the Contract);
(4)	the death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person), except where the primary Beneficiary is the spouse, the spouse is age 80 or younger, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;
(5)	a change of the Contract Owner or Joint Contract Owner for any reason subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(6)	the effective date of the cancellation of the optional benefit;
(7)	the termination of the Contract to which the optional benefit is attached, other than due to death (a pro rata portion or the optional benefit charge will be assessed); or
(8)	the date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed). (Does not apply to Contracts issued in New York state with GWB v1.)
Under our current administrative procedures, we will waive the termination of the GWB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
Once the optional benefit is terminated, the GWB optional benefit charge will no longer be deducted the GWB investment allocation restrictions will no longer apply, and the GWB restrictions on subsequent purchase payments will no longer apply.

Additional Information. The GWB optional benefit may affect the death benefit available under your Contract. If the Contract Owner or Joint Contract Owner should die while the GWB optional benefit is in effect, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The Beneficiary’s withdrawal rights then come to an end. Currently , there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit. Otherwise, the provisions of that contractual death benefit will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person ) dies prior to the “annuity starting date” (as defined under the Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment, in a lump sum that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s)). If You terminate the GWB optional benefit because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the GWB optional benefit charge; or (3) the Contract Owner dies except where the Beneficiary or Joint Contract Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract. You may not make additional purchase payments under the Contract.
Guaranteed Withdrawal Benefit and Annuitization. Since the Annuity Date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract Issue, You must make an election if You would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, and our current established administrative procedures). If You elect to extend your Annuity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. If You annuitize at the latest date permitted, You must elect one of the following options:
(1)	Annuitize the Account Value under the Contract’s annuity provisions.
(2)	Elect to receive the Annual Benefit Payment under the GWB optional benefit paid each year until the Remaining Guaranteed Withdrawal Amount (“RGWA”) is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the RGWA to zero.
If You do not select an income payment type or elect to receive payments under the GWB optional benefit, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee period income payment type. However, if we do, we will adjust your payment or income payment type, if necessary, so your aggregate payments will not be less than what You would have received under the GWB optional benefit.
(See “Appendix F” for examples of the GWB.)

Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GWB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Used with the GWB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Total Guaranteed Withdrawal Amount (“TGWA”) and RGWA on a proportionate basis. (Reducing the TGWA and RGWA on a proportionate basis could have the effect of reducing or eliminating the guarantees of the GWB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in the both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the TGWA and RGWA on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GWB Withdrawal Rate multiplied by the TGWA each Contract Year. Any amounts above the GWB Withdrawal Rate multiplied by the TGWA that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GWB, enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the GWB Withdrawal Rate multiplied by the TGWA, You should also enroll in the automated required minimum distribution service and elect to receive Your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the TGWA, RGWA and Annual Benefit Payment being reduced.
To enroll the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.
GWB Rate Table
The GWB Rate Table lists the following for the GWB.
•	GWB Withdrawal Rate: if You take withdrawals that do not exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount those withdrawals will not reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment. (Taking withdrawals that do exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount will reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment and may have a significant negative impact on the value of the benefits available under GWB — see “Operation of the GWB — Managing Your Withdrawals.”) For IRAs and other qualified Contracts, also see “Operation of the GWB — Required Minimum Distributions.”
•	GWB purchase payment Period: the period of time following the Contract issue date during which You may make subsequent purchase payments (see “ Operation of the GWB — Restrictions on Subsequent Purchase Payments”); and
•	Payment Enhancement Rate: the percentage by which the GWB Withdrawal Rate will be increased if You request and meet the requirements of the Payment Enhancement Feature under the GWB optional benefit (see “Operation of the GWB — Payment Enhancement Rate”).
Different Versions of the GWB. From time to time, we may introduce new versions of the GWB. If we introduce a new version of the optional benefit, we generally will do so by updating the GWB Rate Table to show the new version, together with any prior versions, the dates each optional benefit version was offered, and the specific rates and other terms applicable to each version. Changes to the GWB Rate Table after the date of this Prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the Prospectus.
GWB RATE TABLE
	Date First Available	Date Last Available	GWB Withdrawal Rate		GWB Purchase Payment Period	Payment Enhancement Rate[2]
			if first withdrawal taken before 5th Contract Anniversary	5.0%
GWB v1[1]	1 04/29/13	06/22/16	if first withdrawal taken on or after 5th Contract Anniversary but before 10th Contract Anniversary	6.0%	120 days from Contract issue date	150%
			if first withdrawal taken on or after 10th Contract Anniversary	7.0%
(1)	The GWB v1 was available for purchase in all states except California and Vermont.
(2)	The Payment Enhancement Feature is not available in Connecticut, Illinois or South Dakota.
Guaranteed Lifetime Withdrawal Benefit
If You wanted to invest your Account Value in the investment portfolio(s) during the pay-in phase, but also wanted to guarantee that You would receive lifetime income regardless of investment performance, subject to the conditions described in “Operation of the GLWB” below (including the condition that withdrawals before the Lifetime Withdrawal Age or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee), we offered an optional benefit for an additional charge, called the Guaranteed Lifetime Withdrawal Benefit (the “GLWB”). We offered two variations of the GLWB optional benefit: FlexChoice Level and FlexChoice Expedite (see “GLWB Variations” below.)
The GLWB optional benefit is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that You will receive lifetime income regardless of investment performance, subject to the conditions described in “Operation of the GLWB” below. You may begin taking withdrawals under the GLWB optional benefit immediately or at a later time; however, any withdrawals taken prior to the Lifetime Withdrawal Age will reduce the Benefit Base (see “Managing Your Withdrawals” below.)
In states where approved, You could purchase the GLWB optional benefit if You were at least the Minimum Issue Age (see “GLWB Rate Table” below) and not older than age 85 on the effective date of your Contract. You could not elect this optional benefit together with the Earnings Preservation Benefit, the optional Annual Step-Up Death Benefit or the GWB v1. Once elected, the GLWB optional benefit may not be terminated except as stated below. The

GLWB was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015 and New York starting on August 31, 2015. The GLWB was available for purchase in all other states starting on February 14, 2015.
Summary of the GLWB
The following section provides a summary of how the GLWB optional benefit works. A more detailed explanation of the operation of the GLWB optional benefit is provided in the section below called “Operation of the GLWB”.
The GLWB optional benefit guarantees that You will receive lifetime income regardless of investment performance, subject to the conditions described in “Operation of the GLWB” below (including the condition that withdrawals before the Lifetime Withdrawal Age or Excess Withdrawals may reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee). The GLWB optional benefit does not guarantee lifetime income if your Account Value is reduced to zero due to a withdrawal prior to the Lifetime Withdrawal Age or a withdrawal that is an Excess Withdrawal (see “Managing Your Withdrawals” below).
Under the GLWB optional benefit, we calculate a Benefit Base (the “Benefit Base”) that determines the maximum amount You may receive as withdrawals each Contract Year after the Lifetime Withdrawal Age (the “Annual Benefit Payment”) without reducing your Benefit Base, and determines the amount of any lifetime payments if the Account Value is reduced to zero. The Benefit Base is multiplied by the applicable GLWB Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The Benefit Base is multiplied by the applicable GLWB Lifetime Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin. The Benefit Base will be reduced for any withdrawal prior to the Lifetime Withdrawal Age or any Excess Withdrawal (and any subsequent withdrawals in the Contract Year that an Excess Withdrawal occurs). For purposes of calculating the Benefit Base, purchase payment credits (i.e., Bonus payments) are not included. In any event, withdrawals under the GLWB optional benefit will reduce your Account Value and death benefits.
It is important to recognize that the Benefit Base is not available to be taken as a lump sum or paid as a death benefit and does not establish or guarantee your Account Value or a minimum return for any investment portfolio. However, if You cancel the GLWB optional benefit after a waiting period of at least ten (10) years (the “Guaranteed Principal Adjustment Eligibility Date”) the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the Contract reduced proportionately for any withdrawals, if greater than the Account Value at the time of the cancellation. (See “Cancellation and Guaranteed Principal Adjustment” below.)
While the GLWB optional benefit is in effect, we may reject subsequent Purchase Payments by sending advance written Notice if any of the changes listed in the section “Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GLWB — Potential Restrictions on Subsequent Purchase Payments” occur. Restrictions on subsequent Purchase Payments will remain in effect until the GLWB optional benefit is terminated unless the Company provides advance written Notice to you otherwise.
Operation of the GLWB
The following section describes how the GLWB operates. When reading the following description of the operation of the GLWB optional benefit (for example, the “Benefit Base” and “Annual Benefit Payment” sections), refer to the GLWB Rate Table at the end of this section for the specific rates and other terms applicable to your GLWB optional benefit.

(See Appendix G for examples illustrating the operation of the GLWB.)
Benefit Base. While the GLWB optional benefit is in effect, we guarantee that You will receive lifetime income regardless of investment performance, subject to the conditions described below. To determine the maximum amount that may be withdrawn in the current Contract Year (the “Annual Benefit Payment”), we multiply the Benefit Base by the GLWB Withdrawal Rate (see “GLWB Rate Table”) while the Account Value is greater than zero. The initial Benefit Base is equal to your initial purchase payment. We increase the Benefit Base by each additional purchase payment. Any withdrawals taken prior to the date You reach the Lifetime Withdrawal Age (see “GLWB Rate Table” below) will reduce the Benefit Base in the same proportion that such withdrawal (including Withdrawal Charges, if any) reduces the Account Value (a “Proportional Adjustment”). For example, if the Benefit Base is $120,000, the Account Value is $100,000 and you withdraw $10,000 (including any Withdrawal Charge), then your Benefit Base is decreased by $12,000 to $108,000 [$120,000 x ($10,000/$100,000) = $12,000]. Any withdrawals taken after the Lifetime Withdrawal Age that do not exceed, or cause the cumulative withdrawals in the Contract Year to exceed, the Annual Benefit Payment, will not reduce the Benefit Base. We refer to this type of withdrawal as a “Non-Excess Withdrawal.” If, however, You take a withdrawal that exceeds or results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then such withdrawal, and any subsequent withdrawals that occur in that Contract Year, will trigger a Proportional Adjustment to the Benefit Base. We refer to this type of withdrawal as an “Excess Withdrawal.” Depending on the relative amounts of the Benefit Base and the Account Value, such Proportional Adjustment may result in a significant reduction to the Benefit Base (particularly when the Account Value is lower than the Benefit Base), and could have the effect of reducing or eliminating the total amount You are guaranteed to receive under the GLWB optional benefit (see “Managing Your Withdrawals” below).
On each Contract Anniversary on or before the Rollup Rate Period End Date (see “GLWB Rate Table”), if no withdrawals occurred in the previous Contract Year, the Benefit Base will be increased by an amount equal to the Rollup Rate (see “GLWB Rate Table”) multiplied by the Benefit Base before such increase. The Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate, if applicable, is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary (see “Automatic Step-Up” below).
Annual Benefit Payment. After the Lifetime Withdrawal Age, the Annual Benefit Payment is the maximum amount that may be withdrawn in the current Contract Year without triggering a Proportional Adjustment to the Benefit Base (prior to the Lifetime Withdrawal Age, there is no Annual Benefit Payment). After the Lifetime Withdrawal Age, the initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the applicable GLWB Withdrawal Rate. Your GLWB Withdrawal Rate is determined by when You take your first withdrawal after the Lifetime Withdrawal Age (see “GWB Rate Table”). As shown in the GLWB Rate Table, waiting to take your first withdrawal will result in a higher GLWB Withdrawal Rate. The GLWB Withdrawal Rate will not change once determined. If the Benefit Base is later recalculated (for example, because of additional purchase payments, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Benefit Base multiplied by the GLWB Withdrawal Rate.
Each time a withdrawal is made in a Contract Year, we decrease the Annual Benefit Payment for that Contract Year by such withdrawal and the remaining amount is the “Remaining Annual Benefit Payment.” If the Benefit Base is increased due to a subsequent Purchase Payment, causing the Annual Benefit Payment to increase, the Remaining Annual Benefit Payment will increase by the same amount the Annual Benefit Payment increased.
As long as your Account Value has not been reduced to zero, your Annual Benefit Payment equals the applicable GLWB Withdrawal Rate multiplied by the Benefit Base.

If your Contract is subject to Required Minimum Distributions (see “Required Minimum Distributions” below), your Annual Benefit Payment will be set equal to your Required Minimum Distribution Amount, if greater than the Annual Benefit Payment calculated as described above.
You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see “Access To Your Money — Systematic Withdrawal Program”). While the GLWB optional benefit is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and You may terminate your participation at any time.
It is important to note:
•	If your Account Value is reduced to zero on or after the Lifetime Withdrawal Age because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero. Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate (see “GLWB Rate Table”) multiplied by the Benefit Base, to you for the rest of your life. If, however, your Account Value is reduced to zero on or after the Lifetime Withdrawal Age because there are insufficient funds to deduct any GLWB optional benefit charge from your Account Value, we will begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate, to You for the rest of your life.
•	If your Account Value is reduced to zero prior to the Lifetime Withdrawal Age because there are insufficient funds to deduct any GLWB optional benefit charge from your Account Value, we will begin making monthly payments, using the GLWB Lifetime Guarantee Rate that corresponds to the Lifetime Withdrawal Age to you for the rest of your life.
•	If your Account Value is reduced to zero due to a withdrawal prior to the Lifetime Withdrawal Age or because you make an Excess Withdrawal, lifetime payments are not available, no further benefits will be payable under the GLWB optional benefit, and the GLWB optional benefit will terminate.
•	If your Contract has not been continued under spousal continuation described below, You may elect to have your Annual Benefit Payments paid for the life of You and your spouse, provided your spouse is no younger than the Minimum Spousal Age, using the applicable Joint Lifetime Guarantee Rate (see “GLWB Rate Table”.)
•	In all states other than New York: You may elect to receive a lump sum in lieu of lifetime payments. The lump sum value will be determined as of the date the Account Value is reduced to zero and will be a value determined based on the Annual Benefit Payments due to You, not including any Remaining Annual Benefit Payment payable in the current Contract Year. You will have a minimum of 30 days from the date of the Notice of this option to make this election. The lump sum will be payable on the Business Day the Notice is received. Payment of the lump sum will terminate the Contract and all obligations of the Company.
•	In New York only: You may elect to receive the commuted value of lifetime payments under the GLWB rider in a lump sum instead of lifetime payments. We will determine the amount of the lump sum as of the date the Account Value is reduced to zero, based on the Annual Benefit Payments due to You, not including any Remaining Annual Benefit Payment payable in the current Contract Year. When we determine the amount of the lump sum, we will calculate the present value by discounting the value of the stream of Annual Benefit Payments that would have been payable to You over your expected lifetime. In calculating the present value, we will determine the amount and number of Annual Benefit Payments (that is, the number of payments You would have received over your expected lifetime), and the discount rate for calculating the present value of those payments, based on life expectancy assumptions and interest rate conditions at the time of the calculation. The lump sum we offer You will be at least 90% of the present value that was calculated and will be determined in a nondiscriminatory manner. We will send You a Notice that specifies the amount of the Annual Benefit Payments, on the one hand, and the amount of the lump sum offered, on the other, so that You can make your decision as to which option to elect. You will have at least 45 days from the date of the Notice of this option to make this election. The lump sum will be payable on the Business Day the Notice is received. Payment of the lump sum will terminate the Contract and all obligations of the Company.
•	While we are making Annual Benefit Payments after the Account Value is reduced to zero, no death benefit will be available.
•	If You have elected the GLWB optional benefit, You should carefully consider when to begin taking withdrawals. If You begin taking withdrawals too soon, You may limit the value of the GLWB optional benefit, because the Benefit Base may not be increased by the Rollup Rate and the GLWB Withdrawal Rate is determined by when you take your first withdrawal after the Lifetime Withdrawal Age (see “GLWB Rate Table”). As shown in the GLWB Rate Table, waiting to take your first withdrawal may result in a higher GLWB Withdrawal Rate. If You delay taking withdrawals for too long, You may limit the number of years available for You to take withdrawals in the future (due to life expectancy) and You may be paying for a benefit You are not using.
•	At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the GLWB optional benefit. Annuitization may provide higher income amounts if the current annuity option rates applied to the Account Value on the date payments begin exceed the payments under the GLWB optional benefit. Also, income provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB optional benefit.
GLWB Variations. We offered two different variations of the GLWB optional benefit. The two variations of the Contract are FlexChoice Level and FlexChoice Expedite. The GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate vary depending on the variation You chose. Depending on your expectations and preferences, You could choose the variation that would best meet your needs.
Prior to issuance, You could select either:
•	FlexChoice Level: offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime; or
•	FlexChoice Expedite: offers a higher GLWB Withdrawal Rate while your Account Value is greater than zero and a reduced GLWB Lifetime Guarantee Rate if your Account Value is reduced to zero.
For both variations, You may elect to have your Annual Benefit Payments paid for the life of You and your spouse, provided your spouse is no younger than the Minimum Spousal Age, using the applicable Joint Lifetime Guarantee Rate (see “GLWB Rate Table”).
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this optional benefit, your annual withdrawals (including any Withdrawal Charge) cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. If You do take an Excess Withdrawal, we will recalculate the Benefit Base in the same proportion that the Withdrawal (including any Withdrawal Charge) reduces the Account Value and reduce the Annual Benefit Payment to the new Benefit Base multiplied by the applicable GLWB Withdrawal Rate. In addition, You should not take withdrawals of any amount prior to the Lifetime Withdrawal Age. If You take a withdrawal prior to the Lifetime Withdrawal Age, we will recalculate the Benefit Base in the same proportion that the withdrawal (including any Withdrawal Charge) reduces the Account Value. These reductions in the Benefit Base caused by withdrawals prior to the Lifetime Withdrawal Age, and in the Benefit Base and the Annual Benefit Payment caused by Excess Withdrawals, may be significant. You are still eligible to receive lifetime payments so long as the Excess Withdrawal, or withdrawal prior to the Lifetime Withdrawal Age did not cause your Account Value to decline to zero. An Excess Withdrawal (or any withdrawal prior to the Lifetime Withdrawal Age) that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available.

If You take an Excess Withdrawal in a Contract Year, You may be able to reduce the impact of the Excess Withdrawal on Your Benefit Base and Annual Benefit Payment by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or Remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Benefit Base (and Annual Benefit Payment). The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or Remaining Annual Benefit Payment); this withdrawal will reduce Your Benefit Base and Annual Benefit Payment. For an example of taking multiple withdrawals in this situation, see Appendix G, “Withdrawals — Withdrawals After the Lifetime Withdrawal Age — Excess Withdrawals.”
You can always make Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Remaining Annual Benefit Payment does not carry over into subsequent Contract Years. For example, if your Annual Benefit Payment is 4% of your Benefit Base, You cannot withdraw 2% in one year and then withdraw 6% the next year without making an Excess Withdrawal in the second year.
Income taxes and penalties may apply to your withdrawals. Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount in any Contract Year. (See “Charges — Withdrawal Charges.”)
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020). If your Contract is an IRA or other Contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Annual Benefit Payment, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater).
If:
(1)	You are enrolled in the automated required minimum distribution service or in both the automated required minimum distribution service and the Systematic Withdrawal Program;
(2)	You do not take additional withdrawals outside of these two programs; and
(3)	your Remaining Annual Benefit Payment for the Contract Year is equal to zero;
we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which You are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment.
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GLWB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
Automatic Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday, an Automatic Step-Up will occur, provided that the Account Value on that date exceeds the Benefit Base immediately before the Automatic Step-Up (and provided that You have not chosen to decline the Automatic Step-Up as described below).
The Automatic Step-Up:
•	will increase the Benefit Base to the Account Value on the date of the Automatic Step-Up regardless of whether or not You have taken any withdrawals;

•	will increase the Annual Benefit Payment to equal the applicable GLWB Withdrawal Rate multiplied by the Benefit Base after the Automatic Step-Up; and
•	may increase the GLWB optional benefit charge to a rate that does not exceed the lower of: (a) the GLWB optional benefit maximum charge (2.00%) or (b) the current rate that we would charge for the same optional benefit with the same benefits, if available for new contract purchases at the time of the Automatic Step-Up.
In the event that your GLWB optional benefit charge would increase with the Automatic Step-Up, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Step-Up and related increased GLWB optional benefit charge. If You elect to decline the Automatic Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Step-Up, You will no longer be eligible for future Automatic Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. If your Contract has both the GLWB optional benefit and the GLWB Death Benefit (see “Guaranteed Lifetime Withdrawal Benefit — Death Benefit” below), and You choose to decline the Automatic Step-Up, the Automatic Step-Up for both the Benefit Base and the GLWB Death Benefit Base will no longer be eligible for future Automatic Step-Ups until You elect to reinstate the Automatic Step-Ups. You may not elect to decline the Automatic Step-Up for only one of the two optional benefits.
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the GLWB optional benefit on the Contract Anniversary every five Contract Years for the first 10 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the GLWB optional benefit will terminate, we will no longer deduct the GLWB optional benefit charge, and the investment allocation restrictions described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GLWB” will no longer apply. The Contract, however, will continue.
If You cancel the GLWB optional benefit on the 10th Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value if (a) exceeds (b), as defined below. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) – (b) where:
(a)	is purchase payments credited within 120 days of the date that we issued the Contract, reduced by the Proportional Adjustment attributable to any partial withdrawals taken (including any applicable Withdrawal Charges); and
(b)	is the Account Value on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. The Guaranteed Principal Adjustment will never be less than zero.
It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Value such purchase payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GLWB optional benefit may not be appropriate for

You if You intend to make additional purchase payments after the 120-day period and are purchasing the GLWB optional benefit for its Guaranteed Principal Adjustment feature.
Investment Allocation Restrictions. For a detailed description of the GLWB investment allocation restrictions see “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GLWB.”
Restrictions on Subsequent Purchase Payments. For a detailed description of the restrictions or potential restrictions on subsequent purchase payments that may apply for your version of the GLWB, see the applicable subsection of “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GLWB.”
Withdrawal Charge. We will apply a Withdrawal Charge to withdrawals from purchase payments as described in “Charges — Withdrawal Charges” (also see “Charges — Withdrawal Charges — Free Withdrawal Amount” and “Access to Your Money — Systematic Withdrawal Program”).
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% Federal income tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GLWB optional benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base under the GLWB optional benefit at the time of the withdrawal, if the Benefit Base is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.
Ownership. If You, the Owner, are a natural person, You must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the issue age and Annual Benefit Payment. If Joint Contract Owners are named, the age of the older Joint Contract Owner will be used to determine the issue age and Annual Benefit Payment. For the purposes of the Guaranteed Lifetime Withdrawal Benefit section of the Prospectus, “You” always means the Contract Owner, older Joint Contract Owner or the Annuitant, if the Contract Owner is a non-natural person.
GLWB and Decedent Contracts. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Internal Revenue Service required distribution rules, You may not purchase a GLWB optional benefit.
Termination of the GLWB Optional Benefit. The GLWB optional benefit will terminate upon the earliest of:
(1)	the date of a full withdrawal of the Account Value that is: (a) an Excess Withdrawal or a withdrawal prior to the Lifetime Withdrawal Age (a pro rata portion of the optional benefit charge will be assessed); or (b) a Non-Excess Withdrawal (You are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the optional benefit have been met) (a pro rata portion of the optional benefit charge will not be assessed);
(2)	the date You apply any portion of the Account Value to an income payment type (a pro rata portion of the optional benefit charge will be assessed);
(3)	the date there are insufficient funds to deduct the GLWB optional benefit charge from the Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the optional benefit charge and You are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the optional benefit have been met; however, You will have no other benefits under the Contract);
(4)	the death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person), except where the primary Beneficiary is the spouse and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract (see “Spousal Continuation” below);
(5)	the death of the Contract Owner after the first spousal continuation;
(6)	a change of the Contract Owner or Joint Contract Owner for any reason subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(7)	the date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(8)	the effective date of the cancellation of the optional benefit; or
(9)	the termination of the Contract to which the optional benefit is attached, other than due to death (a pro rata portion of the optional benefit charge will be assessed).
Under our current administrative procedures, we will waive the termination of the GLWB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person or if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
Once the optional benefit is terminated, the GLWB optional benefit charge will no longer be deducted and the GLWB investment allocation restrictions and any purchase payment restrictions will no longer apply.
Spousal Continuation. Subject to the Minimum Spousal Age (see “GLWB Rate Table”), if your spouse continues the Contract under the spousal continuation provisions of the Contract, and the GLWB is in effect at the time of the continuation, then the same terms and conditions that applied to the Contract Owner under the GLWB will continue to apply to the surviving spouse, and the surviving spouse is guaranteed to receive lifetime income regardless of investment performance, subject to the conditions described in “Operation of the GLWB” and, provided the GLWB is not terminated or cancelled (see “Termination of the GLWB Optional Benefit” above). If your spouse is younger than the Minimum Spousal Age, your spouse may continue the Contract; however, the GLWB will terminate.
If no withdrawal has been made after the Lifetime Withdrawal Age and the Contract has been continued under spousal continuation, then the first withdrawal by the new Contract Owner after the new Contract Owner reaches the Lifetime Withdrawal Age will determine the GLWB Withdrawal Rate. However, if a withdrawal has been made after the Lifetime Withdrawal Age by the Contract Owner prior to the Contract Owner’s death, the GLWB Withdrawal Rate that applies after spousal continuation will be the same as the GLWB Withdrawal Rate in effect prior to spousal continuation.
If the GLWB is continued under Spousal Continuation and the Account Value is subsequently reduced to zero because of a Non-Excess Withdrawal, or because there are insufficient funds to deduct any GLWB optional benefit charge from the Account Value, lifetime payments will be made using the applicable Single Lifetime Guarantee Rate (see “GLWB Rate Table”) to your spouse (the new Contract Owner) for the rest of his or her life. The Joint Lifetime Guarantee Rate is not available after Spousal Continuation (see “GLWB Rate Table”).

The GLWB will not terminate upon the first Spousal Continuation of the Contract; however, it will terminate upon any subsequent Spousal Continuations.
Guaranteed Lifetime Withdrawal Benefit and Annuitization. Since the Annuity Date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract Issue, You must make an election if You would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, and our current established administrative procedures). If You elect to extend your Annuity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the GLWB, depending on the applicable annuity rates and your Account Value on the Annuity Date. Also, income provided by annuitizing under the applicable annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB optional benefit.
If You annuitize at the latest date permitted, You must elect one of the following options:
(1)	Annuitize the Account Value under the Contract’s annuity provisions.
(2)	If you are eligible for lifetime withdrawals under the GLWB, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary’s death).
If You do not select an income payment type or elect to receive payments under the GLWB optional benefit, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee period income payment type. However, if we do, we will adjust your payment or income payment type, if necessary, so your aggregate payments will not be less than what You would have received under the GLWB optional benefit.
(See Appendix G for examples of the GLWB.)
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GLWB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Used with the GLWB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Benefit Base on a proportionate basis. (Reducing the Benefit Base on a proportionate basis could have the effect of reducing or eliminating the guarantees of the GLWB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in the both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the Annual Benefit Payment each Contract Year. Any amounts above the Annual Benefit Payment that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GLWB optional benefit, enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the Annual Benefit Payment, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Benefit Base and Annual Benefit Payment being reduced.
To enroll the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”)
If You elected the GLWB optional benefit, You will receive the Standard Death Benefit, as described under “Death Benefit — Generally — Standard Death Benefit.” However, in states where approved, you could also elect the GLWB Death Benefit for an additional charge when you elected the GLWB optional benefit if You were at least age 50 and not older than age 65 at the effective date of your Contract.
The GLWB Death Benefit was not available for purchase in New York or Washington. The GLWB Death Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015 and in all other states starting on February 14, 2015.
You should understand that by electing both the GLWB optional benefit and the GLWB Death Benefit, You are paying for and receiving both a living benefit and a death benefit and the cost of the combined optional benefits is higher than the cost of either a GLWB optional benefit or other available death benefits individually. Please note that other standard or optional death benefits are available under the Contract. You should also understand that once GLWB optional benefit lifetime payments begin or the GLWB optional benefit terminates, the GLWB Death Benefit will be terminated.
Summary of the GLWB Death Benefit
Under the GLWB Death Benefit, we calculate a “GLWB Death Benefit Base” that, if greater than the Standard Death Benefit, then this death benefit amount will be paid instead of the Standard Death Benefit. All other provisions of your Contract’s death benefit will apply.
(See Appendix H for examples illustrating the operation of the GLWB Death Benefit.)
Operation of the GLWB Death Benefit
The following section describes how the GLWB Death Benefit operates. When reading the following descriptions of the operation of the GLWB Death Benefit (for example, “Excess Withdrawals,” “Non-Excess Withdrawals,” “Rollup Rate,” “Rollup Rate Period End Date,” “Automatic Step-Up” and “Benefit Base”), refer to the “Guaranteed Lifetime Withdrawal Benefit” section above.
If You elect the GLWB Death Benefit, the amount of the death benefit will be the greater of:
(1)	the GLWB Death Benefit Base; and
(2)	the Standard Death Benefit calculated under your Contract.
(See Appendix H for examples illustrating the operation of the GLWB Death Benefit.)

GLWB Death Benefit Base. The GLWB Death Benefit Base is an amount used to determine your death benefit, and is also the amount the GLWB Death Benefit optional benefit charge is applied. As of the Issue Date, the initial GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base will be increased by the amount of each purchase payment made, and reduced for all withdrawals as described below.
The GLWB Death Benefit Base cannot be withdrawn in a lump sum.
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals to retain the full benefit of this optional benefit. In other words, You should not take Excess Withdrawals.
If You take an Excess Withdrawal, we will reduce the GLWB Death Benefit Base in the same proportion that the withdrawal (including any Withdrawal Charge) reduces the Account Value. The reduction in the GLWB Death Benefit Base may be significant. You are still eligible to receive the death benefit so long as the Account Value does not decline to zero.
Any withdrawals taken prior to the date you reach the Lifetime Withdrawal Age will trigger a Proportional Adjustment to the GLWB Death Benefit Base.
After the Lifetime Withdrawal Age, the GLWB Death Benefit Base will be reduced for all withdrawals. Non-Excess Withdrawals reduce the GLWB Death Benefit Base by the amount of the withdrawal. Excess Withdrawals, and any subsequent withdrawals that occur in that Contract Year, trigger a Proportional Adjustment to the GLWB Death Benefit Base.
If You take an Excess Withdrawal in a Contract Year, You may be able to reduce the impact of the Excess Withdrawal on your GLWB Death Benefit Base by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or Remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will reduce your GLWB Death Benefit Base by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will cause a Proportional Adjustment to your GLWB Death Benefit Base. For an example of taking multiple withdrawals in this situation, see Appendix H, Withdrawals — Withdrawals After the Lifetime Withdrawal Age — Excess Withdrawals.”
On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the GLWB Death Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the GLWB Death Benefit Base before such increase. The GLWB Death Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date.
The Rollup Rate, if applicable, is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. The GLWB Death Benefit Base may also increase due to an Automatic Step-Up.
Automatic Step-Up. If an Automatic Step-Up increases the Benefit Base to the Account Value on the date of the Automatic Step-Up (see “Guaranteed Lifetime Withdrawal Benefit — Automatic Step-Up”), the GLWB Death Benefit Base will also increase to the Account Value, after deducting any optional benefit charge but prior to processing any transactions on such date.
The Automatic Step-Up:

•	will increase the GLWB Death Benefit Base to the Account Value on the date of the Automatic Step-Up regardless of whether or not You have taken any withdrawals; and
•	may increase the GLWB Death Benefit optional benefit charge to a rate that does not exceed the lower of: (a) the GLWB maximum optional benefit charge (1.20%) or (b) the current rate that we would charge for the same optional benefit with the same benefits, if available for new Contract purchases at the time of the Automatic Step-Up.
If however, the GLWB Death Benefit optional benefit charge currently applicable to such Automatic Step-Up is less than or equal to your GLWB Death Benefit optional benefit charge your rate will not change.
You may choose to decline the Automatic Step-Up and related increased GLWB Death Benefit optional benefit charge. Once You notify us of your decision to decline the Automatic Step-Up, You will no longer be eligible for future Automatic Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Step-Ups (see “Guaranteed Lifetime Withdrawal Benefit — Automatic Step-Up” above.)
Termination of the GLWB Death Benefit. If the GLWB optional benefit is cancelled or terminated as described above under “Guaranteed Lifetime Withdrawal Benefit — Termination of the GLWB Optional Benefit”, the GLWB Death Benefit will terminate and the GLWB Death Benefit charge will no longer be deducted.
Spousal Continuation. For information on Spousal Continuation, see the “Operation of the GLWB — Spousal Continuation” section.
GLWB Rate Table
The GLWB Rate Table lists the following for the GLWB optional benefit.
•	Rollup Rate: Prior to the Rollup Rate Period End Date, the minimum rate at which the Benefit Base is increased at each Contract Anniversary if a withdrawal has not occurred in the previous Contract Year.
•	Rollup Rate Period End Date: The period of time following the Contract issue date during which the Benefit Base (and the GLWB Death Benefit Base, if applicable), will be increased by an amount equal to the Rollup Rate multiplied by the Benefit Base (or GLWB Death Benefit Base, if applicable).
•	GLWB Withdrawal Rate: After the Lifetime Withdrawal Age, if You take withdrawals that do not exceed the GLWB Withdrawal Rate multiplied by the Benefit Base (the “Annual Benefit Payment”) such withdrawals will not reduce the Benefit Base and Annual Benefit Payment. (Taking withdrawals that exceed the Annual Benefit Payment will reduce the Benefit Base and Annual Benefit Payment and may have a significant negative impact on the value of the benefits available under the GLWB — see “Operation of the GLWB — Managing your Withdrawals.”) For IRAs and other qualified Contracts, also see “Operation of the GLWB — Required Minimum Distributions.”
•	GLWB Lifetime Guarantee Rate: If your Account Value is reduced to zero after the Lifetime Withdrawal Age because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero (see “Annual Benefit Payment” above). Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate multiplied by the Benefit Base, to you for the rest of your life. If your Account Value is reduced to zero after the Lifetime Withdrawal Age because there are insufficient funds to deduct any optional benefit charge from your Account Value, we will begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate, to You for the rest of your life.
Different Versions of the GLWB. From time to time, we may introduce new versions of the GLWB optional benefit. If we introduce a new version of the optional benefit, we generally will do so by updating the GLWB Rate Table to show the new version, together with any prior versions, the dates each optional benefit version was offered, and the specific rates and other terms applicable to each version. Changes to the GLWB Rate Table after the date of this prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the Prospectus.
GLWB Rate Table
FlexChoice Level
Offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime.
For Contracts issued in all states other than New York State.
Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
02/14/15	06/22/16	5.00%	10 th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least 50 years old at Contract issue. Minimum Spousal Age: Your Spouse's Date of Birth may not be more than 10 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1⁄2 to less than 65	4.00%	4.00%	3.00%
						65 to less than 75	5.00%	5.00%	4.00%
						75 to less than 80	5.25%	5.25%	4.25%
						80+	5.75%	5.75%	4.75%
For Contracts issued in New York State only.
Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
02/14/15	06/22/16	5.00%	10 th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least 60 years old at Contract issue. Minimum Spousal Age: Your Spouse's Date of Birth may not be more than 4 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1⁄2 to less than 65	4.00%	4.00%	3.00%
						65 to less than 75	5.00%	5.00%	3.60%
						75 to less than 80	5.25%	5.25%	4.25%
						80+	5.75%	5.75%	4.75%
FlexChoice Expedite
Offers a higher GLWB Withdrawal Rate while your Account Value is greater than zero and a reduced GLWB Lifetime Guarantee Rate if your Account Value is reduced to zero.

For Contracts issued in all states other than New York State.
Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
02/14/15	06/22/16	5.00%	10 th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least 50 years old at Contract issue. Minimum Spousal Age: Your Spouse's Date of Birth may not be more than 10 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Age When Account Value is Reduced to Zero	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1⁄2 to less than 65	5.00%	79 or younger	3.00%	2.00%
								80 or older	3.25%	2.25%
						65 to less than 75	6.00%	79 or younger	4.00%	3.00%
								80 or older	4.25%	3.25%
						75 to less than 80	6.00%	79 or younger	4.00%	3.00%
								80 or older	4.25%	3.25%
						80+	6.75%	79 or younger	N/A	N/A
								80 or older	5.00%	4.00%

For Contracts issued in New York State only.
Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
02/14/15	06/22/16	5.00%	10 th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least 60 years old at Contract issue. Minimum Spousal Age: Your Spouse's Date of Birth may not be more than 4 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Age When Account Value is Reduced to Zero	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1⁄2 to less than 65	5.00%	79 or younger	3.00%	2.00%
								80 or older	3.25%	2.25%
						65 to less than 75	6.00%	79 or younger	4.00%	3.00%
								80 or older	4.25%	3.25%
						75 to less than 80	6.00%	79 or younger	4.00%	3.00%
								80 or older	4.25%	3.25%
						80+	6.75%	79 or younger	N/A	N/A
								80 or older	5.00%	4.00%
(1)	The GLWB was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015 and New York starting on August 31, 2015. The GLWB was available for purchase in all other states starting on February 14, 2015. The GLWB Death Benefit was not available for purchase in Washington or New York. The GLWB Death Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015. The GLWB Death Benefit was available for purchase in all other states starting on February 14, 2015.
Nursing Home or Hospital Confinement Rider
We will not impose a withdrawal charge if, after you have owned the Contract for one year, you become confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the Contract was issued (or have become the Owner as the spousal Beneficiary who continues the Contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. There is no charge for this rider. Age restrictions apply, and this rider is not available in all U.S. States. Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider, which are specified in the rider(s) that are part of your Contract.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become confined to a nursing home and then request to take a withdrawal that would have normally been subject to a 6%

Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Terminal Illness Rider
After the first contract anniversary, we will waive the withdrawal charge if you are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your Contract; and you have been the Owner continuously since the Contract was issued (or have become the Owner as the spousal Beneficiary who continues the Contract). This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. This rider is not available in all U.S. States. There is no charge for this rider.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become terminally ill and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Additional conditions and requirements apply to the Terminal Illness rider, which are specified in the rider(s) that are part of your contract.
Pay-Out Options (or Income Options)
You may convert your Contract into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See “Federal Tax Considerations” for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days (one year for the Class B Plus Contract) from the date we issue the Contract before You annuitize. When You purchase the Contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or 10 years from the date your Contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state, and our current established administrative procedures). Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit You have selected. Additionally, if You have selected an optional living benefit, such as a GMIB, GWB or GLWB, annuitizing your Contract terminates the optional benefit, including any death benefit provided by the optional benefit and any Guaranteed Principal Option (or the Guaranteed Principal Adjustment for GLWB) that may also be provided by the optional benefit.
When considering a pay-out option, You should think about whether You want:
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and
•	A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.
You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted), of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.
Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when You decide to take a pay-out option. Your decision is irrevocable.
There are three people who are involved in payments under your pay-out option:
•	Contract Owner: the person or entity which has all rights including the right to direct who receives payment.
•	Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.
•	Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.
Many times, the Contract Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
•	The amount of income You need;
•	The amount You expect to receive from other sources;
•	The growth potential of other investments; and
•	How long You would like your income to be guaranteed.
The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the owner’s life in certain circumstances.
Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guarantee period. If the Contract Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity for Two: A variable income that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guaranteed period. If the Contract Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Allocation
You decide how your money is allocated among the Fixed Income Option and the Divisions.
Minimum Size of Your Income Payment
Your initial income payment must be at least $100. This means that the amount used from a Contract to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.
The Value of Your Income Payments
Amount of Income Payments
Variable Income Payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains the same for duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.
Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the Owner will be given the benefit of the higher rates.
Annuity Units
Annuity Units are credited to You when You first convert your Contract into an income stream or make a reallocation of your income payment into a Division during the pay-out phase. Before we determine the number of Annuity Units to credit to You, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Contract into an income stream. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer an AIR of 3% and 4%. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Contract to an income stream, then the amount of that payment will be determined on the date You convert your Contract to a pay-out option.

Valuation
This is how we calculate the Annuity Unit Value for each Division:
•	First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Next, we subtract the daily equivalent of the Standard Death Benefit Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.
•	Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
•	Finally, we multiply the previous Annuity Unit Value by this result.
Reallocation Privilege
During the pay-out phase of the Contract, You may make reallocations among Divisions or from the Divisions to the Fixed Income Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into a Division. There is no Withdrawal Charge to make a reallocation.
For us to process a reallocation, You must tell us:
•	The percentage of the income payment to be reallocated;
•	The Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and
•	The Divisions from which You want to reallocate your income payment.
We may require that You use our original forms to make reallocations.
Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
Please see the “Transfer Privilege” section regarding our transfer restriction policies and procedures.
Charges
You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization Divisions). In addition, You pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.
GENERAL INFORMATION
Free Look
You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Any Bonus does not become yours until after the “free look” period; we retrieve it if You exercise the “free look.” your exercise of any “free look” is the only circumstance under which the 6% credit will be retrieved (commonly called “recapture”). If your state requires us to refund your Account Value, the refunded amount will include any investment performance attributable to the 6% credit. If there are any losses from investment performance attributable to the 6% credit, we will bear that loss.
For additional information applicable to California purchasers aged 60 and older who elected a GMIB Max or EDB Max optional benefit or elect a GWB v1 or GLWB optional benefit, see “Investment Allocation and Other Purchase

Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1 — Investment Allocation Restrictions — California Free Look Requirements for Purchasers Age 60 and Over” and “Investment Allocation and Other Purchase Payment Restrictions for the GLWB — Investment Allocation Restrictions — California Free Look Requirements for Purchasers Age 60 and Over.”
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check, made payable to “MetLife,” to the appropriate address below.
(We reserve the right to receive purchase payments by other means acceptable to us.)
Regular Mail	Express Mail
MetLife Preference Premier	MetLife Preference Premier
PO Box 10342	4700 Westown Parkway, Suite 200
Des Moines, IA 50306-0342	West Des Moines, IA 50266
We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.
Purchase payments (including any portion of your Account Value under a Contract which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:
•	On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or
•	After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Confirming Transactions
You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail, telephone and Internet. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner’s account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone or Internet
You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:
•	Account Value
•	Unit Values
•	Current rates for the Fixed Account
•	Transfers
•	Changes to investment strategies
•	Changes in the allocation of future purchase payments.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We have put into place reasonable security procedures to ensure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:
•	any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•	any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
Telephone and Computer Systems
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to your Administrative Office.
After Your Death
If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the Owner of the Contract and continue the Contract. We permit the Beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a Joint Annuitant.
Abandoned Property Requirements
Every state has unclaimed property laws that generally declare non-ERISA (“Employee Retirement Income Security Act”) annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which income payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7722 to make such changes.
Misstatement
We may require proof of age or sex (where permitted) of the Owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the Owner’s, Annuitant’s or Beneficiary’s life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).
Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.
Third Party Requests
Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/ reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:
•	rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•	during any other period when the SEC by order so permits.
Cybersecurity Risks
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as Contract Owners and their Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Other Matters
Advertising Performance
We periodically advertise the performance of the Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
We may state performance in terms of “yield,” “change in Accumulation Unit Value/Annuity Unit Value,” “average annual total return” or some combination of these terms.
Yield is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. The yield of the money market Divisions refers to the income generated by an investment in the Division over a seven-day period. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment.
Change in Accumulation/Annuity Unit Value (“Non-Standard Performance”) is calculated by determining the percentage change in the value of an Accumulation or Annuity Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges and the charge for the EDB, the Earnings Preservation Benefit, the GWB or the GLWB. Withdrawal Charges would reduce performance experience.
Average annual total return (“Standard Performance”) calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the

Separate Account that funds the Contract. These figures also assume a steady annual rate of return. They assume that combination of optional benefits that would produce the greatest total Separate Account charge.
Performance figures will vary among the various classes of the Contracts and the Divisions as a result of different Separate Account charges and Withdrawal Charges.
We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the EDB, the Earnings Preservation Benefit, the GWB or the GLWB. This percentage return assumes that there have been no withdrawals or other unrelated transactions.
For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the Divisions that funds the Contract. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date.
We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.
Past performance is no guarantee of future results.
We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.
We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.
We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.
We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.
We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.
Any illustration should not be relied on as a guarantee of future results.
Changes to Your Contract
We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
•	To operate the Separate Account in any form permitted by law.
•	To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.
•	To transfer any assets in a Division to another Division, or to one or more Separate Accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
•	To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law.
•	To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.
•	To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.
Voting Rights
Based on our current view of applicable law, You have voting interests under your Contract concerning Brighthouse Trust I, Brighthouse Trust II, or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion.
There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, or the American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
•	The shares for which voting instructions are received, and
•	The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Contracts
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Contracts to new purchasers, but continue to accept purchase payments from existing Contract Owners. The Contracts may also be sold through the mail, the Internet or by telephone.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contracts.
MLIDC pays compensation based upon a ‘gross dealer concession’ model. With respect to the Contracts, the maximum gross dealer concession ranges from 0.00% to 7.15% (depending on class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Value each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.
Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See "Valuation  — Suspension of Payments"). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.
When We Can Cancel Your Contract
We may cancel your Contract only if we do not receive any purchase payments from You for 24 consecutive months and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract that includes a GMIB, GWB, GLWB or a guaranteed death benefit if at the time the termination would otherwise occur the Income Base of the GMIB, the RGWA of the GWB, the Benefit Base of the GLWB or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract or Deferred Annuity, as applicable. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract or Deferred Annuity, as applicable. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolio Companies to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract or Deferred Annuity, as applicable is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract or Deferred Annuity, as applicable until there is a distribution from the Contract or Deferred Annuity, as applicable, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract or Deferred Annuity, as applicable is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract or Deferred Annuity, as applicable will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract or Deferred Annuity, as applicable as an agent for the exclusive benefit of a natural person.
In contrast, a Contract or Deferred Annuity, as applicable owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract or Deferred Annuity, as applicable, or surrender your Contract or Deferred Annuity, as applicable prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).

The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1⁄2, unless an exception applies.
Exceptions include distributions made:
(a)	on account of your death or disability,
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c)	under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract or Deferred Annuity, as applicable has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract or Deferred Annuity, as applicable charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract or Deferred Annuity, as applicable to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract or Deferred Annuity, as applicable and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Guaranteed Withdrawal Benefit I, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts or Deferred Annuities, as applicable from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract or Deferred Annuity, as applicable (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of Ownership of the Contract or Deferred Annuity, as applicable, or the designation of an Annuitant or other Beneficiary who is not also the Owner, may result in income or gift tax consequences to the Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract or Deferred Annuity, as applicable must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.

If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract or Deferred Annuity, as applicable held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract or Deferred Annuity, as applicable, such as the number of Portfolio Companies available and the flexibility of the Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract or Deferred Annuity, as applicable does not give the Owner investment control over Separate Account assets, we reserve the right to modify the Contract or Deferred Annuity, as applicable as necessary to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Contract or Deferred Annuity, as applicable.
Taxation of Payments in Annuity Form
Payments received from the Contract or Deferred Annuity, as applicable in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract or Deferred Annuity, as applicable is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract or Deferred Annuity, as applicable divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract or Deferred Annuity, as applicable and it is excludable from your taxable income until your investment in the Contract or Deferred Annuity, as applicable is fully recovered.

Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract or Deferred Annuity, as applicable, further annuity payments are fully taxable.
If You die before your investment in the Contract or Deferred Annuity, as applicable is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract or Deferred Annuity, as applicable allows, You may elect to convert less than the full value of your Contract or Deferred Annuity, as applicable to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract or Deferred Annuity, as applicable will be pro-rated between the annuitized portion of the Contract or Deferred Annuity, as applicable and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract or Deferred Annuity, as applicable, thus requiring payout of any remaining interest in the Contract or Deferred Annuity, as applicable within five years of an Owner’s death (or the primary annuitant’s death where the Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1)	the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)	the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract or Deferred Annuity, as applicable may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract or

Deferred Annuity, as applicable with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract or Deferred Annuity, as applicable comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract or Deferred Annuity, as applicable.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract or Deferred Annuity, as applicable may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract or Deferred Annuity, as applicable will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract or Deferred Annuity, as applicable will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.

For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) or nongovernmental 457(b) plan), the Contract or Deferred Annuity, as applicable will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract or Deferred Annuity, as applicable. Withdrawals attributable to any after-tax contributions are basis in the Contract or Deferred Annuity, as applicable and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract or Deferred Annuity, as applicable.
If You have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).

Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a)	on account of your death or disability, or
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract or Deferred Annuity, as applicable (including tax-free transfers or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract or Deferred Annuity, as applicable is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract or Deferred Annuity, as applicable to another eligible retirement plan or IRA. Federal tax law limits You to making only one rollover from an IRA in any 12 month period and the limit is applied across all IRAs that You own. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a)	to meet minimum distribution requirements,
(b)	for financial hardship, or
(c)	for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract or Deferred Annuity, as applicable to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract or Deferred Annuity, as applicable from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date, unless the designated Beneficiary is an Eligible Designated Beneficiary (EDB).
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1)	Your surviving spouse;
(2)	Your child who has not yet reached the age of majority (as defined by federal tax law);
(3)	a chronically ill individual as defined by the Code; or
(4)	any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).

Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a)	the calendar year in which You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020), or
(b)	the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) in order to satisfy the requirement for the applicable tax year.
A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a Contract or Deferred Annuity, as applicable including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract or Deferred Annuity, as applicable.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If You exceed purchase payment limits, You may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract or Deferred Annuity, as applicable may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1⁄2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a)	Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b)	Is exchanged to another permissible investment under your 403(b) plan;
c)	Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d)	Occurs after You die, leave Your job or become disabled (as defined by the Code);
e)	Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f)	Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g)	Relates to rollover or after-tax contributions; or
h)	Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.

Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source for distributions made before January 1, 2018. For distributions occurring after December 31, 2017 but before January 1, 2019, a 20% ordinary income tax rate may have applied to the total distribution if the payor withheld the 10% tax prescribed by the statute and deposited the withheld amount with the Puerto Rico Treasury within the required time frame required by the 2011 PR Code. However, the distribution of benefits in one lump-sum payment due to separation of employment or termination of a retirement plan occurring on or after January 1, 2019 will be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
(1)	the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)	10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.

Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000257. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation and current income.	AB Global Dynamic Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.89%	—	—	6.09%	6.52%	—
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund(1) - Class 2 Capital Research and Management CompanySM	0.99%	0.25%	1.24%	29.72%	14.43%	9.43%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund(1) - Class 2 Capital Research and Management CompanySM	0.55%	0.25%	0.80%	13.54%	13.93%	12.74%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.02%	—	—	15.57%	10.74%	8.73%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.04%	—	—	16.93%	12.49%	10.16%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks to achieve growth of capital.	American Funds® Growth Portfolio - Class C Brighthouse Investment Advisers, LLC; Capital Research and Management Company	0.92%	—	—	51.63%	22.37%	16.48%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.01%	—	—	12.99%	8.91%	7.36%
Seeks total return.	AQR Global Risk Balanced Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: AQR Capital Management, LLC	0.94%	—	—	3.02%	6.72%	—
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.97%	—	—	26.26%	14.43%	7.37%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.64%	—	—	8.34%	4.73%	4.31%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.88%	—	—	40.31%	20.44%	15.01%
Seeks capital appreciation and current income.	BlackRock Global Tactical Strategies Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.95%	—	—	4.31%	6.68%	—

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks a high level of current income consistent with preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio*(2) - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.61%	—	—	0.19%	0.87%	0.43%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.99%	—	—	18.91%	12.80%	10.36%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.89%	—	—	9.52%	5.90%	4.98%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.88%	—	—	11.04%	7.57%	6.45%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.90%	—	—	13.85%	9.42%	7.92%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.94%	—	—	16.59%	11.30%	9.32%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Balanced Plus Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC	0.91%	—	—	12.52%	10.56%	—
Seeks capital appreciation.	Brighthouse/Aberdeen Emerging Markets Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited	1.19%	—	—	27.30%	13.55%	3.40%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.03%	—	—	5.98%	9.35%	8.82%
Seeks long-term capital appreciation.	Brighthouse/Dimensional International Small Company Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Dimensional Fund Advisors LP	1.08%	—	—	8.79%	7.98%	6.20%
Seeks a high level of current income.	Brighthouse/Eaton Vance Floating Rate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management	0.93%	—	—	2.06%	4.42%	3.49%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	—	—	2.12%	2.32%	—

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks current income with capital appreciation and growth of income.	Brighthouse/Templeton International Bond Portfolio# - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.93%	—	—	-5.91%	-0.58%	0.81%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.86%	—	—	10.97%	12.94%	11.53%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.80%	—	—	22.03%	14.67%	13.59%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.89%	—	—	-5.02%	3.88%	5.23%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.98%	—	—	31.38%	16.63%	13.29%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	1.01%	—	—	5.12%	7.02%	6.21%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks total return.	Invesco Balanced-Risk Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.93%	—	—	10.14%	7.86%	—
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	—	—	27.58%	14.84%	11.55%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.06%	—	—	56.76%	19.89%	15.72%
Seeks long-term growth of capital.	Jennison Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.79%	—	—	56.37%	23.20%	18.37%
Seeks to maximize total return.	JPMorgan Core Bond Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.69%	—	—	7.89%	4.28%	3.43%
Seeks capital appreciation and current income.	JPMorgan Global Active Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.97%	—	—	12.23%	7.89%	—
Seeks long-term capital growth.	JPMorgan Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.00%	—	—	6.11%	7.97%	6.90%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.03%	—	—	14.79%	12.28%	9.69%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.82%	—	—	32.23%	13.05%	14.14%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.15%	—	—	11.79%	11.17%	10.79%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.52%	—	—	7.01%	3.95%	3.34%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.57%	—	—	13.15%	11.80%	10.97%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.64%	—	—	7.58%	7.17%	5.07%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.	MetLife Multi-Index Targeted Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Advisors, LLC	0.65%	—	—	6.56%	7.74%	—
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.58%	—	—	19.35%	12.94%	10.94%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.52%	—	—	17.83%	14.65%	13.32%
Seeks capital appreciation.	MFS ® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	—	—	13.02%	9.64%	6.05%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.86%	—	—	9.49%	8.63%	8.22%
Seeks capital appreciation.	MFS ® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.83%	—	—	3.66%	10.14%	10.96%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.88%	—	—	153.11%	37.99%	21.11%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.10%	—	—	24.76%	15.48%	12.64%
Seeks total return.	PanAgora Global Diversified Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	1.13%	—	—	11.85%	9.55%	—
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.03%	—	—	11.54%	5.06%	3.45%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.81%	—	—	8.51%	4.72%	3.79%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation and current income.	Schroders Global Multi-Asset Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Schroder Investment Management North America Inc.; Schroder Investment Management North America Limited	0.93%	—	—	2.11%	6.29%	—
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.76%	—	—	9.83%	8.52%	7.23%
Seeks growth of capital.	SSGA Growth ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.80%	—	—	10.75%	9.61%	8.03%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.83%	—	—	36.64%	19.04%	16.66%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	1.03%	—	—	23.92%	16.05%	14.48%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.75%	—	—	24.04%	15.98%	14.54%
Seeks long-term capital appreciation with income as a secondary consideration.	VanEck Global Natural Resources Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Van Eck Associates Corporation	1.01%	—	—	21.18%	6.68%	-3.31%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
					1 YEAR	5 YEAR	10 YEAR
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.85%	—	—	7.64%	9.54%	8.52%
Seeks a high level of current income, consistent with preservation of principal.	Western Asset Management Government Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.69%	—	—	7.68%	3.76%	—
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.80%	—	—	6.61%	6.44%	5.29%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.73%	—	—	4.91%	2.80%	2.41%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
#	These Portfolios are only available for investment if you elected the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II.”)
(1)	The Portfolio has an additional platform fee of .25%. This amount is included in the Mortality and Expense Risk Charge and is not a separate charge.
(2)	The BlackRock Ultra-Short Term Bond Portfolio is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit or the EDB.

APPENDIX B — INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN OPTIONAL BENEFITS
If You elected a GMIB Max and/or EDB Max or if You elected the GWB v1, You must allocate all of your purchase payments and Account Value among these Portfolios. (See “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”) If you elected the GLWB, You must allocate at least 80% of your purchase payments and Account Value among these Portfolios. (See “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”). These Portfolios are also available for investment If You have not elected the GLWB, GMIB Max, EDB Max or GWB v1.
(a)	AB Global Dynamic Allocation Division
(b)	AQR Global Risk Balanced Division
(c)	BlackRock Global Tactical Strategies Division
(d)	Brighthouse Balanced Plus Division
(e)	Invesco Balanced-Risk Allocation Division
(f)	JPMorgan Global Active Allocation Division
(g)	MetLife Multi-Index Targeted Risk Division
(h)	PanAgora Global Diversified Risk Division
(i)	Schroders Global Multi-Asset Division
If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Account:
Index Selector
MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index
If You elected the GLWB, You are permitted to allocate up to 20% of Your purchase payments and Account Value among these Portfolios. (See “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”) These Portfolios are also available for investment if You did not elect the GLWB.
American Funds® Balanced Allocation Portfolio
American Funds® Moderate Allocation Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
SSGA Growth and Income ETF Portfolio
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APPENDIX C PREMIUM TAX TABLE
If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.
	Non-Qualified Annuities	Qualified Annuities
California (1)	2.35%	0.50%
Florida (2)	1.00%	1.00%
Maine (3)	2.00%	0.00%
Nevada (4)	3.50%	0.00%
Puerto Rico(5)	1.00%	1.00%
South Dakota(6)	1.25%	0.00%
Wyoming (4)	1.00%	0.00%
[1]	California applies the qualified tax rate to plans that qualify under the following Code sections: 401(a), 403(b), 404, 408(b) and 501(a).
[2]	Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.
[3]	Maine applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 403(b), 404, 408, 457 and 501.
[4]	Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 404, 408, 457 and 501.
[5]	We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Value, withdrawals, death benefits or income payments.
[6]	Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403(b), 404, 408, 457 and 501(a).
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APPENDIX D — ENHANCED DEATH BENEFIT (“EDB”) EXAMPLES
The purpose of these examples is to illustrate the operation of the EDB. Example (5) shows how required minimum distributions affect the Death Benefit Base when an EDB is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code).
(1)	The Annual Increase Amount
Graphic Example: Determining a death benefit based on the Annual Increase Amount
Assume that You make an initial purchase payment of $100,000. While you own the Contract, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options You selected. Your purchase payments accumulate at the EDB Annual Increase Rate (See “Death Benefit — Generally Optional Death Benefits — Enhanced Death Benefits — EDB Rate Table”), until the Contract Anniversary prior to the Contract Owner’s 91st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at the EDB Annual Increase Rate, adjusted for withdrawals and charges — “the Annual Increase Amount”) is the value upon which the death benefit can be based.
In this example, at the time the death benefit is determined, the Annual Increase Amount is higher than the Account Value. Assume that the Annual Increase Amount is also higher than the Highest Anniversary Value (the other calculation used to determine the death benefit under the EDB — see Example (2) below). Because the Annual Increase Amount is higher than the Account Value and the Highest Anniversary Value, the death benefit will be equal to the Annual Increase Amount.
(2)	The Highest Anniversary Value (HAV)
Graphic Example: Determining a death benefit based on the Highest Anniversary Value
While You own the Contract, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value is also adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional purchase payments made. The Highest Anniversary Value line is the value upon which the death benefit can be based.

In this example, at the time the death benefit is determined, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Because the Highest Anniversary Value is higher than the Account Value and the Annual Increase Amount, the death benefit will be equal to the Highest Anniversary Value.
(3)	Putting It All Together
Graphic Example: Determining a death benefit based on the Annual Increase Amount and the Highest Anniversary Value
While You own the Contract, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future death benefit. As shown in the graphic below, the death benefit will be the greatest of the Annual Increase Amount, the Highest Anniversary Value, and the Account Value.
If at the time the death benefit is determined your Account Value would provide a larger death benefit than would the Annual Increase Amount or Highest Anniversary Value, You will have paid for the EDB although it was never used.
(4)	The Optional Step-Up: Automatic Annual Step-Up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the EDB Annual Increase Rate on the first Contract Anniversary. Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the EDB Annual Increase Rate. Also assume that prior to the first Contract Anniversary, You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur on the first Contract Anniversary. (An Optional Step-Up is permitted on any Contract

Anniversary when the Contract Owner (or older Joint Contract Owner, or Annuitant if the Contract is owned by a non-natural person) is age 80 or younger).
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount automatically increases to $110,000; and
(2)	The EDB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same EDB at that time.
Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second Contract Anniversary using the EDB Annual Increase Rate), an Optional Step-Up will automatically occur on the second Contract Anniversary.
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount automatically increases to $120,000; and
(2)	The EDB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same EDB at that time.
Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. If on each Contract Anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)	The Annual Increase Amount automatically resets to the higher Account Value; and
(2)	The EDB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same EDB at that time.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up.
Assume your Account Value at the eighth Contract Anniversary has decreased to $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the EDB Annual Increase Rate on the eighth Contract Anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future Contract Anniversaries, the Annual Increase Amount will continue to grow at the EDB Annual Increase Rate annually (provided the EDB continues in effect, and subject to adjustments for additional Purchase Payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday. Also, because there are no further Optional Step-Ups, the EDB optional benefit charge will remain at its current level.

(5)	Required Minimum Distribution Examples
The following examples only apply to IRAs and other contracts subject to Section 401(a)(9) of the Code. Assume an IRA Contract is issued on September 1, 2018 and the EDB is selected. Assume that on the first Contract Anniversary (September 1, 2019), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2019 with respect to this Contract is $6,000, and the required minimum distribution amount for 2020 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2019) and the second Contract Anniversary (September 1, 2020) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greater of:
(a)	the EDB Annual Increase Rate; or
(b)	the required minimum distribution rate (as defined below).
(1)	the required minimum distribution amount for 2019 ($6,000) or for 2020 ($7,200), whichever is greater, divided by the sum of: (i) the Annual Increase Amount as of September 1 , 2019 ($100,000) and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year ($0);
(2a)	if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)	if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year.
Because $7,200 (the required minimum distribution amount for 2019) is greater than $6,000 (the required minimum distribution amount for 2020), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.
(i) Withdrawals Through the Automated Required Minimum Distribution Service
If the Contract Owner enrolls in the Automated Required Minimum Distribution Service and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2019 through August 2020). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2020, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2019 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.
(Why does the Contract Owner receive $6,800 under the Automated Required Minimum Distribution Service in this example? From September through December 2018, the Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2018 divided by 12). From January through August 2018, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2018 divided by 12). The Owner receives $2,000 in 2018 and $4,800 in 2018, for a total of $6,800.)
(ii) Withdrawals Outside the Automated Required Minimum Distribution Service
If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2018 in December 2018 and makes no other withdrawals from September 2018 through August 2018, the Annual Increase Amount on September 1, 2018 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2018 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2018 in January 2018 and makes no other withdrawals from September 2018 through August 2018, the Annual Increase Amount on September 1, 2018 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2018 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 =100,000.
(iii) Withdrawals in Excess of the Required Minimum Distribution Amounts
Assume the Contract Owner withdraws $7,250 on September 1, 2018 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2018 and 2018, the annual increase rate will be equal to the EDB Annual Increase Rate (as shown in the EDB Rate Table). On September 1, 2018, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other Purchase Payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2018) will be $92,750 increased by the EDB Annual Increase Rate.
(iv)	No Withdrawals
If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2018 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2018 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).

APPENDIX E GUARANTEED MINIMUM INCOME BENEFIT (“GMIB”) EXAMPLES AND EXAMPLES OF THE MAXIMUM FREE WITHDRAWAL AMOUNT
The purpose of the examples in items (1) – (6) is to illustrate the operation of the GMIB optional benefits. The example in item (6) shows how required minimum distributions affect the Income Base when a GMIB optional benefit is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code). The examples in item (7) Show the maximum amount that may be withdrawn without incurring a withdrawal charge.
The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties.
(1)	The Annual Increase Amount
Graphic Example: Determining a value upon which future income payments can be based
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options You selected. Your purchase payments accumulate at the GMIB Annual Increase Rate (see “Living Benefits — Guaranteed Minimum Income Benefit (“GMIB”) — GMIB Rate Table”), until the Contract Anniversary prior to the Contract Owner’s 91st birthday (Note: For New York state only - subject to the Annual Increase Amount Limit (see “Living Benefits — Operation of the GMIB — Annual Increase Amount Limit”). Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at the GMIB Annual Increase Rate, adjusted for withdrawals and charges — “the Annual Increase Amount”) is the value upon which future income payments can be based.
Graphic Example: Determining your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking Annuity Payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rate in the GMIB Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
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(2)	The Highest Anniversary Value (HAV)
Graphic Example: Determining a value upon which future income payments can be based
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.
Graphic Example: Determining your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking Annuity Payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
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(3)	Putting It All Together
Graphic Example
Prior to annuitization, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. (Note: For New York state only — the Annual Increase Amount is subject to the Annual Increase Amount Limit. See “Living Benefits — Operation of the GMIB — Annual Increase Amount Limit.”) Upon annuitization of the Contract, You will receive income payments for life and the Income Bases and the Account Value will cease to exist. Also, the GMIB may only be exercised no later than the Contract Anniversary prior to the Contract Owner’s 91st birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.
With the GMIB, the Income Base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract You will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB, You will have paid for the GMIB although it was never used.
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(4)	The Guaranteed Principal Option
Assume your initial purchase payment is $100,000 and no withdrawals are taken. Assume that the Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and You exercise the Guaranteed Principal Option at this time.
The effects of exercising the Guaranteed Principal Option are:
(1)	A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing the Account Value back up to $100,000.
(2)	The GMIB and optional benefit charge terminate as of the date that the adjustment is made to the Account Value; the variable annuity Contract continues.
(3)	xThe GMIB allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.
*	Withdrawals reduce the original purchase payment (i.e. those payments credited within 120 days of Contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(5)	The Optional Step-Up: Automatic Annual Step-Up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the GMIB Annual Increase Rate on the first anniversary. Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the GMIB Annual Increase Rate. Also assume that prior to the first Contract Anniversary, You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount automatically increases to $110,000;
(2)	The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the first Contract Anniversary;
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(3)	The GMIB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same GMIB at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second Contract Anniversary using the GMIB Annual Increase Rate), an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The Annual Increase Amount automatically increases to $120,000;
(2)	The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the second Contract Anniversary;
(3)	The GMIB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same GMIB at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. If on each Contract Anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)	The Annual Increase Amount automatically resets to the higher Account Value;
(2)	The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the date of the Optional Step-Up;
(3)	The GMIB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same GMIB at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up.
Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the GMIB Annual Increase Rate on the eighth Contract Anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future Contract Anniversaries, the Annual Increase Amount will continue to grow at the GMIB Annual Increase Rate annually (provided the GMIB continues in effect, and subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday. (Note: For New York state only - subject to the Annual Increase Amount Limit (see “Living Benefits — Operation of the GMIB — Annual Increase Amount Limit”). Also, please note:
(1)	The 10-year waiting period to annuitize the Contract under the GMIB remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);
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(2)	The GMIB optional benefit charge remains at its current level; and
(3)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
(6)	Required Minimum Distribution Examples
The following examples only apply to IRAs and other contracts subject to Section 401(a)(9) of the Code. Assume an IRA Contract is issued on September 1, 2015 and a GMIB is selected. Assume that on the first Contract Anniversary (September 1, 2016), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2016 with respect to this Contract is $6,000, and the required minimum distribution amount for 2017 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2016) and the second Contract Anniversary (September 1, 2017) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greater of:
(a)	the GMIB Annual Increase Rate; or
(b)	the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
(1)	the required minimum distribution amount for 2016 ($6,000) or for 2017 ($7,200), whichever is greater, divided by the sum of: (i) the Annual Increase Amount as of September 1, 2016 ($100,000) and any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);
(2a)	if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)	if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
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Because $7,200 (the required minimum distribution amount for 2017) is greater than $6,000 (the required minimum distribution amount for 2016), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.
(i)	Withdrawals Through the Automated Required Minimum Distribution Service
If the Contract Owner enrolls in the Automated Required Minimum Distribution Service and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2016 through August 2017). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2017, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.
(Why does the Contract Owner receive $6,800 under the Automated Required Minimum Distribution Service in this example? From September through December 2016, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2016 divided by 12). From January through August 2017, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2017 divided by 12). The Owner receives $2,000 in 2018 and $4,800 in 2017, for a total of $6,800.)
(ii)	Withdrawals Outside the Automated Required Minimum Distribution Service
If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2016 in December 2016 and makes no other withdrawals from September 2016 through August 2017, the Annual Increase Amount on September 1, 2017 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2017 in January 2017 and makes no other withdrawals from September 2016 through August 2017, the Annual Increase Amount on September 1, 2017 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.
(iii)	Withdrawals in Excess of the Required Minimum Distribution Amounts
Assume the Contract Owner withdraws $7,250 on September 1, 2016 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2016 and 2017, the annual increase rate will be equal to the GMIB Annual Increase Rate (as shown in the GMIB Rate Table). On September 1, 2016, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 × 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2017) will be $92,750 increased by the GMIB Annual Increase Rate.
(iv)	No Withdrawals
If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1,
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2017 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).
For New York State only - Under the GMIB, the Annual Increase Amount is limited to a maximum percentage of your purchase payments or, if greater, the same percentage of the Annual Increase Amount as increased by the most recent Optional Step-Up. See “Living Benefits  —  Operation of the GMIB  —  Annual Increase Amount Limit.”
(7)	Example illustrating maximum amount that may be withdrawn, without incurring a withdrawal charge
The following hypothetical examples assume that (a) the Contract Owner owns the B Class of the Preference Premier variable annuity (featuring a 7 year withdrawal charge schedule) (b) only the first purchase payment, made on 1/1/2009, is out of the withdrawal charge period (c) no withdrawals were taken prior to 1/2/2016. These examples are designed to illustrate amounts that can be withdrawn, without imposition of the withdrawal charge.
Example 1:
First purchase payment equal to $10,000 dated 1/1/2009, second purchase payment equal to $239,500 dated 1/1/2010, third purchase payment equal to $118 dated 1/1/2011

Date	Total Purchase Payments	Account Value	Earnings [1]	10% Free Amount[2]	Purchase payment not subject to Withdrawal Charge	Maximum Amount Allowed Without Withdrawal Charge[3]
1/2/2016	$249,618.00	$294,618.00	$45,000.00	$24,961.80	$10,000.00	$69,961.80
Example 2:
First purchase payment equal to $150,000 dated 1/1/2009, second purchase payment equal to $99,500 dated 1/1/2010, third purchase payment equal to $118 dated 1/1/2011
Date	Total Purchase Payments	Account Value	Earnings [1]	10% Free Amount[2]	Purchase payment not subject to Withdrawal Charge	Maximum Amount Allowed Without Withdrawal Charge[3]
1/2/2016	$249,618.00	$294,618.00	$45,000.00	$24,961.80	$150,000.00	$195,000.00
[1]	Earnings = Account Value less Total Purchase Payments
[2]	10% Free Amount = 10% x total Purchase Payments
[3]	Maximum Amount Allowed Without Withdrawal Charge = Earnings + Max (10% Free Amount, Purchase Payment not subject to Withdrawal Charge)
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APPENDIX F GUARANTEED WITHDRAWAL BENEFIT (“GWB”) EXAMPLES
The purpose of these examples is to illustrate the operation of the GWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties. The GWB does not establish or guarantee an Account Value or minimum return for any Portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.
A.	GWB — Annual Benefit Payment Continuing When Account Value Reaches Zero
When You purchase a Contract and elect the optional GWB:
•	your initial Account Value is equal to your initial purchase payment;
•	your initial Total Guaranteed Withdrawal Amount (the minimum amount You are guaranteed to receive over time) is equal to your initial purchase payment;
•	your initial Remaining Guaranteed Withdrawal Amount (the remaining minimum amount You are guaranteed to receive over time) is equal to the Total Guaranteed Withdrawal Amount; and
•	your initial Annual Benefit Payment (the amount You may withdraw each Contract Year without taking an Excess Withdrawal) is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the applicable GWB Withdrawal Rate (see “Living Benefits — Guaranteed Withdrawal Benefits — GWB Rate Table”).
The graphic example below shows how withdrawing the Annual Benefit Payment each Contract Year reduces the Remaining Guaranteed Withdrawal Amount and Account Value. Assume the over time the Account Value is reduced to zero by the effects of withdrawing the Annual Benefit Payment and poor market performance. If the Account Value reaches zero while a Remaining Guaranteed Withdrawal Amount still remains, we will begin making payments to You (equal, on a annual basis, to the Annual Benefit Payment) until the Remaining Guaranteed Withdrawal Amount is exhausted. The total amount withdrawn over the life of the Contract will be equal to the initial Total Guaranteed Withdrawal Amount.
B.	GWB — Effect of an Excess Withdrawal
A withdrawal that causes your total withdrawals in a Contract Year to exceed the Annual Benefit Payment is called an “Excess Withdrawal.”
As described in Example A above, if You do not take Excess Withdrawals, the GWB guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals over time, even if your Account Value is reduced to zero. Non-Excess Withdrawals do not decrease the Total Guaranteed Withdrawal Amount or Annual Benefit Payment, and decrease the Remaining Guaranteed Withdrawal Amount by the dollar amount of the withdrawal.
If You do take an Excess Withdrawal, You will reduce the amount guaranteed be returned to You under the GWB. If You take an Excess Withdrawal, we will:
•	reduce the Total Guaranteed Withdrawal Amount in the same proportion that the Excess Withdrawal reduced the Account Value;
•	reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the Excess Withdrawal reduces the Account Value; and

•	reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.
For example, if an Excess Withdrawal is equal to 10% of the Account Value, that Excess Withdrawal will reduce both the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by 10%, and the new Annual Benefit Payment will be calculated based on the reduced Total Guaranteed Withdrawal Amount.
These reductions is the Total Guaranteed Withdrawal Amount, Remaining Guaranteed Withdrawal Amount, and Annual Benefit Payment may be significant, particularly when the Account Value at the time of the Excess Withdrawal is lower than the Total Guaranteed Withdrawal Amount. An Excess Withdrawal that reduces the Account Value to zero will terminate the Contract.
C.	GWB — Excess Withdrawals — Single Withdrawal vs. Multiple Withdrawals
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000, Your initial Total Guaranteed Withdrawal Amount would be $100,000, and Your initial Remaining Guaranteed Withdrawal Amount is 100,000. Also assume the GWB Withdrawal Rate is 5%, making Your Annual Benefit Payment $5,000 ($100,000 x 5%).
Assume due to poor market performance Your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal, which reduces Your Account Value to $70,000 ($80,000 – $10,000). Since Your $10,000 withdrawal exceeds Your Annual Benefit Payment of $5,000, Your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will be reduced in the same proportion that the withdrawal reduced the Account Value. The reduction is equal to the withdrawal amount ($10,000) divided by the Account Value before such withdrawal ($80,000), which equals 12.5%. The Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,375 (5% x $87,500).
Assume instead that You withdrew $10,000 in two separate withdrawals (on different days) of $5,000 and $5,000. Your first withdrawal of $5,000 reduces Your Account Value to $75,000 ($80,000 – $5,000). Since Your first withdrawal of $5,000 does not exceed Your Annual Benefit Payment of $5,000, Your Total Guaranteed Withdrawal Amount is not reduced, and the Remaining Guaranteed Withdrawal Amount is reduced by such withdrawal to $95,000. Your second withdrawal (on a subsequent day) of $5,000 reduces Your Account Value to $70,000 ($75,000 – $5,000). Since Your second withdrawal causes Your cumulative withdrawals ($5,000 + $5,000 = $10,000) for the current Contract Year to exceed the Annual Benefit Payment of $5,000, Your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will be reduced in the same proportion that the second withdrawal reduced the Account Value. The reduction is equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before such withdrawal ($75,000), which equals 6.7%. The Total Guaranteed Withdrawal Amount would be reduced to $93,300 ($100,000 reduced by 6.7%), and the Remaining Guaranteed Withdrawal Amount would be reduced to $88,635 ($96,000 reduced by 6.7%). In addition, after the second withdrawal, the Annual Benefit Payment would be reset equal to $4,665 (5% x $93,300).
D.	GWB — How the Automatic Annual Step-Up Works
As described in Example A above, when You purchase a Contract and elect the optional GWB, the initial Account Value and Total Guaranteed Withdrawal Amount are equal to the initial purchase payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by your GWB Withdrawal Rate.
Assume that on the first Contract Anniversary the Account Value is greater than the Total Guaranteed Withdrawal Amount. As shown in the graphic example below, the Automatic Annual Step-Up will increase the Total Guaranteed

Withdrawal Amount to equal the Account Value. The Remaining Guaranteed Withdrawal Amount will also be increased to equal the Account Value. The Annual Benefit Payment will be set equal to the newly recalculated Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.
Assume that on the second Contract Anniversary the Account Value is one again greater than the Total Guaranteed Withdrawal Amount. As shown in the graphic example below, the Automatic Annual Step-Up will again increase the Total Guaranteed Withdrawal Amount to equal the Account Value. The Remaining Guaranteed Withdrawal Amount will also be increased to equal the Account Value. The Annual Benefit Payment will be set equal to the newly recalculated Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.
Even if the Account Value decreases after the second Contract Anniversary, the Total Guaranteed Withdrawal Amount and Annual Benefit Payment will not decrease as long as You do not take Excess Withdrawals.
The graphic example below shows how the Automatic Annual Step-Ups on the first and second Contract Anniversaries increase the Total Guaranteed Withdrawal Amount. It also shows the Contract Owner choosing to begin withdrawals of the Annual Benefit Payment on the fifth Contract Anniversary.
Automatic Annual Step-Ups may only occur on Contract Anniversaries prior to the Contract Owner’s 86th birthday. If an Automatic Annual Step-Up occurs, we may reset the GWB optional benefit charge to a rate that does not exceed the lower of: (a) the GWB Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up. If an Automatic Annual Step-Up would result in an increase in your GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up.

APPENDIX G GUARANTEED LIFETIME WITHDRAWAL BENEFIT (“GLWB”) EXAMPLES
The purpose of these examples is to illustrate the operation of the GLWB optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties. The GLWB optional benefit does not establish or guarantee an Account Value or minimum return for any Portfolio. The Benefit Base cannot be taken as a lump sum. Values are rounded for display purposes only.
Benefit Base
The initial Benefit Base is equal to your initial purchase payment. The Benefit Base is increased by any additional purchase payments. The Benefit Base may also increase by the Rollup Rate, if applicable, and any Automatic Step-Ups, as described below. The Benefit Base may be reduced for certain types of withdrawals, as described below.
A. Withdrawals
Withdrawals Prior to the Lifetime Withdrawal Age
There is no Annual Benefit Payment prior to the Lifetime Withdrawal Age, so any withdrawal that occurs prior to the Lifetime Withdrawal Age will decrease the Benefit Base in the same proportion that the withdrawal reduces the Account Value; this adjustment is calculated using the amount of the withdrawal (including Withdrawal Charges, if any) divided by the Account Value prior to the withdrawal (a “Proportional Adjustment”).
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Lifetime Withdrawal Age, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Withdrawals After the Lifetime Withdrawal Age
Any withdrawal that occurs after the Lifetime Withdrawal Age is either a Non-Excess Withdrawal or an Excess Withdrawal.
A “Non-Excess Withdrawal” is a withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Non-Excess Withdrawals do not reduce the Benefit Base, but reduce your Account Value by the amount of each withdrawal.
An “Excess Withdrawal” is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a Proportional Adjustment to the Benefit Base.
The Benefit Base is multiplied by the applicable GLWB Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The Benefit Base is multiplied by the applicable GLWB Lifetime

Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin.
Examples:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume the GLWB Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).
Non-Excess Withdrawals
You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Lifetime Withdrawal Age and does not exceed the Annual Benefit Payment of $5,000, your Benefit Base of $100,000 is not reduced by such withdrawal.
Excess Withdrawals
Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 – $10,000). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to your Benefit Base. The Proportional Adjustment is equal to the withdrawal amount ($10,000) divided by the Account Value before such withdrawal ($80,000), which equals 12.5%. The Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%). In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,375 (5% x $87,500).
Assume instead that you withdrew $10,000 in two separate withdrawals (on different days) of $5,000 and $5,000. Your first withdrawal of $5,000 reduces your Account Value to $75,000 ($80,000 – $5,000). Since your first withdrawal of $5,000 does not exceed your Annual Benefit Payment of $5,000, there is no Proportional Adjustment to your Benefit Base. Your second withdrawal (on a subsequent day) of $5,000 reduces your Account Value to $70,000 ($75,000 – $5,000). Since such withdrawal causes your cumulative withdrawals ($5,000 + $5,000 = $10,000) for the current Contract Year to exceed the Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before such withdrawal ($75,000), which equals 6.7%. The Benefit Base would be reduced to $93,300 ($100,000 reduced by 6.7%).
B. Rollup Rate
On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the Benefit Base before such increase.
The Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume the GLWB Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).

If your Rollup Rate is 5%, your Benefit Base will increase by 5% on each Contract Anniversary until the Rollup Rate Period End Date, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your Benefit Base would increase to $105,000 ($100,000 x 105%). Also, if the Benefit Base is increased by the Rollup Rate, the Annual Benefit Payment will be recalculated to $5,250 ($105,000 × 5%).
If a withdrawal is taken in any Contract Year prior to the Rollup Rate Period End Date, the Benefit Base would not be increased by the Rollup Rate on the following Contract Anniversary.
After the Rollup Rate Period End Date, the Benefit Base is not increased by the Rollup Rate.
C. Automatic Step-Up
On each Contract Anniversary prior to your 91st birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the Benefit Base immediately before the Automatic Step-Up. An Automatic Step-Up will (1) increase the Benefit Base to the Account Value, (2) increase the Annual Benefit Payment to equal the GLWB Withdrawal Rate multiplied by the Benefit Base after the Automatic Step-Up, (3) and may increase the optional benefit charge.
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume your Annual Benefit Payment $5,000 ($100,000 x 5%) but no withdrawals have been made so the GLWB Withdrawal Rate is not determined for the life of the optional benefit by the first withdrawal. At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the Benefit Base from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the Benefit Base from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the Benefit Base due to poor market performance and no withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries; however, the Benefit Base would increase by the Rollup Rate, as described above.
At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the Benefit Base immediately before the Contract Anniversary. The Automatic Step-Up will increase the Benefit Base from $120,000 to $150,000. Also assume that you are now at an age that the GLWB Withdrawal Rate has increased from 5% to 6%. Your Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).
Illustrative GLWB Example
The graph below is an illustration that incorporates several concepts of the GLWB optional benefit.
Please note:
•	The graph assumes no withdrawals occur until after the Lifetime Withdrawal Age.
•	The graph assumes no withdrawals occur until the Rollup Rate Period End Date is reached.

•	The graph assumes Account Value fluctuation in order to illustrate Automatic Step-Ups, followed by Account Value decline, reducing to zero in order to illustrate lifetime income payments.
•	The graph assumes that the no change in the Annual Benefit Payment when the Account Value is reduced to zero (the GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate are assumed to be the same).
•	The graph shows the “Benefit Base had Automatic Step-Ups not occurred” for the purposes of illustrating the impact of Automatic Step-Ups only (i.e., Benefit Base only increased by the Rollup Rate).

APPENDIX H GUARANTEED LIFETIME WITHDRAWAL BENEFIT — DEATH BENEFIT (“GLWB DEATH BENEFIT”) EXAMPLES
The purpose of these examples is to illustrate the operation of the GLWB Death Benefit. The GLWB Death Benefit may only be elected if you elect the GLWB optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties. The GLWB Death Benefit Base cannot be taken as a lump sum. Values are rounded for display purposes only.
GLWB Death Benefit Base
The initial GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base is increased by any additional purchase payments. The GLWB Death Benefit Base may also increase by the Rollup Rate, if applicable, and any Automatic Step-Ups, as described below. The GLWB Death Benefit Base is reduced for all withdrawals, as described below.
Annual Benefit Payments below are calculated using the Benefit Base as described in the previous Appendix G examples for the GLWB optional benefit.
A. Withdrawals
Withdrawals Prior to the Lifetime Withdrawal Age
There is no Annual Benefit Payment prior to the Lifetime Withdrawal Age, so any withdrawal that occurs prior to the Lifetime Withdrawal Age will decrease the GLWB Death Benefit Base in the same proportion that the withdrawal reduces the Account Value, This adjustment is calculated using the amount of the withdrawal (including Withdrawal Charges, if any) divided by the Account Value prior to the withdrawal (a “Proportional Adjustment”).
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Lifetime Withdrawal Age, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your GLWB Death Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Withdrawals After the Lifetime Withdrawal Age
Any withdrawal that occurs after the Lifetime Withdrawal Age is either a Non-Excess Withdrawal or an Excess Withdrawal.

A “Non-Excess Withdrawal” is a withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Non-Excess Withdrawals reduce the GLWB Death Benefit Base by the amount of each withdrawal.
An “Excess Withdrawal” is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a Proportional Adjustment to the GLWB Death Benefit Base.
Examples:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Also assume your Annual Benefit Payment is $5,000.
Non-Excess Withdrawals
You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Lifetime Withdrawal Age and does not exceed the Annual Benefit Payment of $5,000, your GLWB Death Benefit Base of $100,000 is reduced by such withdrawal to $95,000.
Excess Withdrawals
Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 – $10,000). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to your Benefit Base. The Proportional Adjustment is equal to the withdrawal amount ($10,000) divided by the Account Value before such withdrawal ($80,000), which equals 12.5%. The GLWB Death Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Assume instead that you withdrew $10,000 in two separate withdrawals (on different days) of $5,000 and $5,000. Your first withdrawal of $5,000 reduces your Account Value to $75,000 ($80,000 – $5,000). Since your first withdrawal of $5,000 does not exceed your Annual Benefit Payment of $5,000, the GLWB Death Benefit Base is reduced by such withdrawal to $95,000. Your second withdrawal (on a subsequent day) of $5,000 reduces your Account Value to $70,000 ($75,000 – $5,000). Since such withdrawal causes your cumulative withdrawals ($5,000 + $5,000 = $10,000) for the current Contract Year to exceed the Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to the GLWB Death Benefit Base. The Proportional Adjustment is equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before such withdrawal ($75,000), which equals 6.7%. The GLWB Death Benefit Base would be reduced to $88,635 ($95,000 reduced by 6.7%).
B. Rollup Rate
On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the GLWB Death Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the GLWB Death Benefit Base before such increase.
The GLWB Death Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.

Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000.
If your Rollup Rate is 5%, your GLWB Death Benefit Base will increase by 5% on Contract Anniversaries until the Rollup Rate Period End Date, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your GLWB Death Benefit Base would increase to $105,000 ($100,000 x 105%).
If a withdrawal is taken in any Contract Year prior to the Rollup Rate Period End Date, the GLWB Death Benefit Base would not be increased by the Rollup Rate on the following Contract Anniversary.
After the Rollup Rate Period End Date, the GLWB Death Benefit Base is not increased by the Rollup Rate.
C. Automatic Step-Up
On each Contract Anniversary prior to your 91st birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the Benefit Base of the GLWB optional benefit immediately before the Automatic Step-Up. An Automatic Step-Up will (1) increase the GLWB Death Benefit Base to the Account Value and (2) may increase the GLWB Death Benefit optional benefit charge.
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Also assume your Annual Benefit Payment is $5,000 but no withdrawals are taken so the GLWB Withdrawal Rate is not determined for the life of the optional benefit by the first withdrawal. At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the GLWB Death Benefit Base from $100,000 to $110,000.
At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the GLWB Death Benefit Base from $110,000 to $120,000.
On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the Benefit Base of the GLWB optional benefit due to poor market performance and no withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries; however, the GLWB Death Benefit Base would increase by the Rollup Rate, as described above.
At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the Benefit Base of the GLWB optional benefit immediately before the Contract Anniversary. The Automatic Step-Up will increase the GLWB Death Benefit Base from $120,000 to $150,000.

The SAI includes additional information about the Deferred Annuities and Separate Account. To view and download the SAI, please visit our dfinview.com/metlife/tahd/MET000257. To request a free copy of the SAI you can send an e-mail to RCG@metlife.com, write or call:
Metropolitan Life Insurance Company
Attn: Fulfillment Unit – MPP
PO Box 10342
Des Moines, IA 50306-0342
(800) 638-7732
This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000106635

METROPOLITAN LIFE INSURANCE COMPANY
METROPOLITAN LIFE SEPARATE ACCOUNT E
PREFERENCE Premier® VARIABLE ANNUITY CONTRACTS
B Class, B Plus Class, C Class, L Class, R Class
Issued by Metropolitan Life Insurance Company
(offered on and after October 7, 2011)
STATEMENT OF ADDITIONAL INFORMATION
FORM N-4 PART B
April 30, 2021
This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Premier Contracts dated April 30, 2021, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by visiting dfinview.com/metlife/tahd/MET000257, calling (800) 638-7732 or writing to us at Metropolitan Life Insurance Company, Attn: Fulfillment Unit-Preference Premier, PO Box 10342, Des Moines, IA 50306-0342.
The SAI contains information in addition to the information described in the Prospectus dated April 30, 2021 for the Variable Annuity Contracts (the “Contract(s)”) offered by Metropolitan Life Insurance Company (“we”, “our”, or the “Company”).
Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as defined in the Prospectus for Preference Premier Contracts dated April 30, 2021.
SAI-1

Page
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-3
PRINCIPAL UNDERWRITER	SAI-3
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	SAI-3
CUSTODIAN	SAI-3
EXPERIENCE FACTOR	SAI-4
VARIABLE INCOME PAYMENTS	SAI-4
Assumed Investment Return (AIR)	SAI-4
Amount of Income Payments	SAI-5
Annuity Unit Value	SAI-5
Reallocation Privilege	SAI-5
CALCULATING THE ANNUITY UNIT VALUE	SAI-6
Determining the Variable Income Payment	SAI-7
ADVERTISEMENT OF THE SEPARATE ACCOUNT	SAI-7
VOTING RIGHTS	SAI-9
Disregarding Voting Instructions	SAI-10
TAXES	SAI-10
Non-Qualified Annuity Contracts	SAI-10
Diversification	SAI-10
Changes to Tax Rules and Interpretations	SAI-10
3.8 Medicare Tax	SAI-10
Qualified Annuity Contracts	SAI-10
Types of Qualified Plans	SAI-10
ERISA	SAI-11
Federal Estate Taxes	SAI-12
Generation-Skipping Transfer Tax	SAI-12
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations	SAI-12
FINANCIAL STATEMENTS	SAI-12
SAI-2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
PRINCIPAL UNDERWRITER
MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
Information about the distribution of the Contracts is contained in the Prospectus (see “Who Sells the Contracts”). Additional information is provided below.
Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2020	$1,633,227	$0
2019	$44,403,101	$0
2018	$55,872,532	$0
Reduction or Elimination of the Withdrawal Charge
We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.
CUSTODIAN
Metropolitan Life Insurance Company (“MetLife”), 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
SAI-3

EXPERIENCE FACTOR
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract.
Below is a chart of the daily factors for each class of the Contract and the various death benefits and Earnings Preservation Benefit:
Separate Account charges for all Divisions except the American Funds® Growth-Income and the American Funds® Global Small Capitalization (Daily Factor) are:
	B Class	Bonus Class (Years 1-9)*	C Class	L Class	R Class
Basic Death Benefit	0.000034247	0.000049315	0.000045205	0.000041096	0.000031507
Annual Step-Up Death Benefit	0.000039726	0.000054795	0.000050685	0.000046575	0.000036986
Additional Charge for Earnings Preservation Benefit	0.000006849	0.000006849	0.000006849	0.000006849	0.000006849

*	Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.
Separate Account charges for the American Funds® Growth-Income and the American Funds® Global Small Capitalization Divisions (Daily Factor) are:
	B Class	Bonus Class (Years 1-9)*	C Class	L Class	R Class
Basic Death Benefit	0.000041096	0.000056164	0.000052055	0.000047945	0.000038356
Annual Step-Up Death Benefit	0.000046575	0.000061644	0.000057534	0.000053425	0.000043836
Additional Charge for Earnings Preservation Benefit	0.000006849	0.000006849	0.000006849	0.000006849	0.000006849

*	Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.
VARIABLE INCOME PAYMENTS
Assumed Investment Return (AIR)
The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.
SAI-4

Amount of Income Payments
The cash You receive periodically from a Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The Contract specifies the dollar amount of the initial variable income payment for each Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract (if no reallocations are made).
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.
Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the Owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Contract, current rates for the Bonus Class may be lower than the other classes of the Contract and may be less than the currently issued Contract rates.
Annuity Unit Value
The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Contracts is calculated and is based on the same change in investment performance in the Separate Account. (See “The Value of Your Income Payments” in the Prospectus.)
Reallocation Privilege
The annuity purchase rate is the dollar amount You would need when You annuitize Your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of Your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type You choose, an interest rate, and Your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost You would incur if You were choosing the same income option You have in light of this updated information.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
SAI-5

When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date We may limit the number of reallocations You may make, but never to fewer than one a month. If We do so, We will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 × ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
CALCULATING THE ANNUITY UNIT VALUE
We calculate Annuity Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.
To calculate an Annuity Unit Value, we multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return. For an AIR of 4% and a one day Valuation Period, the factor is ..99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in Your Contract and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value to produce the new Annuity Unit Value.
The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.
Illustration of Calculation of Annuity Unit Value
1. Annuity Unit Value, beginning of period	$10.20000
2. “Experience factor” for period	1.023558
3. Daily adjustment for 4% Assumed Investment Return	.99989255
4. (2) x (3)	1.023448
5. Annuity Unit Value, end of period (1) x (4)	$10.43917
Illustration of Annuity Payments
(Assumes the first monthly payment is made within 10 days of the issue date of the Income Annuity)
Annuitant age 65, Life Annuity with 120 Payments Guaranteed
SAI-6

1. Number of Accumulation Units as of Annuity Date	1,500.00
2. Accumulation Unit Value	$11.80000
3. Accumulation Unit Value of the Contract (1) x (2)	$17,700.00
4. First monthly income payment per $1,000 of Accumulation Value	$5.63
5. First monthly income payment (3) × (4) ÷ 1,000	$99.65
6. Assume Annuity Unit Value as of Annuity Date equal to	$10.80000
7. Number of Annuity Units (5) ÷ (6)	9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment)	$10.97000
9. Second monthly Annuity Payment (7) × (8)	$101.22
10. Assume Annuity Unit Value for third month equal to	$10.52684
11. Next monthly Annuity Payment (7) × (10)	$97.13
Determining the Variable Income Payment
Variable income payments can go up or down based upon the investment performance of the Divisions. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Divisions.
ADVERTISEMENT OF THE SEPARATE ACCOUNT
From time to time We advertise the performance of Divisions. For the Divisions, this performance will be stated in terms of either “yield,” “change in Accumulation Unit Value,” “change in Annuity Unit Value” or “average annual total return” or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular Division for a thirty-day period or month, which will be specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to: 2[(a-b/cd+1)6-1], where “a” represents dividends and interest earned during the period; “b” represents expenses accrued for the period (net of reimbursements); “c” represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and “d” represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value or Annuity Unit Value (“Non-Standard Performance”) refers to the comparison between values of Accumulation Units or Annuity Units over specified periods in which a Division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a Withdrawal Charge for the Contracts, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return (“Standard Performance”) differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)n=ERV, where “P” represents a hypothetical initial payment of $1,000; “T” represents average annual total return; “n” represents number of years; and “ERV” represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various classes of the Contracts and the Divisions as a result of different Separate Account charges and withdrawal charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract.
SAI-7

Performance may be calculated based upon historical performance of the underlying Portfolios of the Brighthouse Funds Trust I, Brighthouse Funds Trust II, and American Funds® and may assume that the Contracts were in existence prior to their inception date. After the inception date, actual Accumulation Unit or Annuity Unit data is used.
Historical performance information should not be relied on as a guarantee of future performance results.
Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS® and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index, the Standard & Poor’s Mid Cap 400 Index, the Standard & Poor’s North American Technology Sector Index, the Standard & Poor’s North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000® Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000® Growth Index, the Russell 2000® Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE® Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index, the Bloomberg Barclays U.S. TIPS Index, the Bloomberg Barclays U.S. Universal Index, the Bloomberg Barclays U.S. Government Bond Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.
For purposes of presentation of Non-Standard Performance, We may assume the Contracts were in existence prior to the inception date of the Divisions in the Separate Account that funds the Contract. In these cases, We calculate performance based on the historical performance of Brighthouse Trust I, Brighthouse Trust II, and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date. We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.
Past performance is no guarantee of future results.
We may demonstrate hypothetical future values of Account Value over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.
We may demonstrate hypothetical future values of Account Value for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.
SAI-8

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.
We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.
We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.
We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.
Any illustration should not be relied on as a guarantee of future results.
VOTING RIGHTS
In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
Accordingly, You have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Division deemed attributable to You is determined by dividing the value of Accumulation or Annuity Units attributable to You in that Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.
You will be entitled to give instructions regarding the votes attributable to your Contract, in your sole discretion.
SAI-9

You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.
Disregarding Voting Instructions
MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Brighthouse Trust I’s, Brighthouse Trust II’s, American Funds’®, and Fidelity® Funds’ boards of directors, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
TAXES
Non-Qualified Annuity Contracts
Diversification
In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract Owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract Owners in the Divisions from adverse tax consequences.
3.8 % Medicare Tax
The 3.8 % Medicare tax applies to the lesser of (1) “net investment income” or (2) the excess of the modified adjusted gross income over the applicable threshold amount, $250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately and $200,000 for single filers and will result in the following top tax rates on investment income:
Capital Gains	Dividends	Other
23.80%	40.80%	40.80%
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract Owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.
SAI-10

Traditional IRA
Established by an individual, or employer as part of an employer plan.
ROTH IRA/Designated Roth Accounts
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You elect to:
(a)	Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
(b)	Make certain withdrawals under plans for which a qualified consent is required;
(c)	Name someone other than the spouse as your beneficiary; or
(d)	Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up Contribution
IRA (Traditional and Roth)	$6,000	$1,000
Dollar limits are for 2021 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that the total annual plan contributions do not exceed the lesser of $58,000 or 100% of an employee’s compensation for 2021.
SAI-11

Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity Contract purchase.
[TRACE;del]
FINANCIAL STATEMENTS
The financial statements and financial highlights comprising each of the Investment Divisions of the Separate Account and the consolidated financial statements of the Company are included herein.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.
SAI-12
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of
Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan
Life Insurance Company (the "Company") comprising each of the individual
Divisions listed in Note 2A as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in
Note 7 for each of the five years in the period then ended for the Divisions, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the
Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2020, and
the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

--------------------------------------------------------------------------------------------------------

     INDIVIDUAL DIVISIONS                            STATEMENTS OF
        COMPRISING THE           STATEMENT OF         CHANGES IN
       SEPARATE ACCOUNT           OPERATIONS          NET ASSETS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------

  American Funds(R) Global    For the year ended   For the years ended  For the years ended December 31,
  Growth Division             December 31, 2020    December 31, 2020    2020, 2019, 2018, 2017 and 2016
  Delaware VIP Small Cap                           and 2019             (commenced October 31, 2013
  Value Division                                                        and began transactions in 2016)
  Fidelity(R) VIP Mid Cap
  Division
  FTVIPT Templeton
  Developing Markets VIP
  Division
  Janus Henderson Enterprise
  Division
  LMPVET ClearBridge
  Variable Appreciation
  Division
  LMPVET ClearBridge
  Variable Dividend Strategy
  Division
  LMPVET ClearBridge
  Variable Large Cap Growth
  Division
  LMPVET ClearBridge
  Variable Small Cap Growth
  Division
  LMPVIT Western Asset
  Core Plus Division

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

     INDIVIDUAL DIVISIONS                            STATEMENTS OF
        COMPRISING THE           STATEMENT OF         CHANGES IN
       SEPARATE ACCOUNT           OPERATIONS          NET ASSETS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------

  Fidelity(R) VIP Freedom     For the year ended   For the years ended  For the years ended December 31,
  2020 Division               December 31, 2020    December 31, 2020    2020, 2019, 2018, 2017 and 2016
  Fidelity(R) VIP Freedom                          and 2019             (commenced May 1, 2015 and
  2025 Division                                                         began transactions in 2016)
  Fidelity(R) VIP Freedom
  2030 Division
  Fidelity(R) VIP Freedom
  2040 Division
  Fidelity(R) VIP Freedom
  2050 Division

--------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom     For the year ended   For the years ended  For the years ended December 31,
  2035 Division               December 31, 2020    December 31, 2020    2020, 2019, and the period from
  Fidelity(R) VIP Freedom                          and 2019             April 30, 2018 (commencement
  2045 Division                                                         of operations) through
                                                                        December 31, 2018

--------------------------------------------------------------------------------------------------------

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S.
federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate
Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting.
Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 1984.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2020

                                                                                           AMERICAN FUNDS(R)
                                             AMERICAN FUNDS(R)      AMERICAN FUNDS(R)        GLOBAL SMALL         AMERICAN FUNDS(R)
                                                   BOND               GLOBAL GROWTH         CAPITALIZATION             GROWTH
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                           --------------------   --------------------   --------------------   --------------------

ASSETS:
   Investments at fair value.............  $         87,818,494   $            281,771   $        474,942,349   $      1,297,005,061
   Due from Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                           --------------------   --------------------   --------------------   --------------------
        Total Assets.....................            87,818,494                281,771            474,942,349          1,297,005,061
                                           --------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Accrued fees..........................                    93                      1                    151                     84
   Due to Metropolitan Life
     Insurance Company...................                     2                     --                      3                      6
                                           --------------------   --------------------   --------------------   --------------------
        Total Liabilities................                    95                      1                    154                     90
                                           --------------------   --------------------   --------------------   --------------------

NET ASSETS...............................  $         87,818,399   $            281,770   $        474,942,195   $      1,297,004,971
                                           ====================   ====================   ====================   ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $         87,534,479   $            281,770   $        474,108,280   $      1,295,093,320
   Net assets from contracts in payout...               283,920                     --                833,915              1,911,651
                                           --------------------   --------------------   --------------------   --------------------
        Total Net Assets.................  $         87,818,399   $            281,770   $        474,942,195   $      1,297,004,971
                                           ====================   ====================   ====================   ====================

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                         BHFTI AMERICAN        BHFTI AMERICAN
                                           AMERICAN FUNDS(R)       BHFTI AB GLOBAL      FUNDS(R) BALANCED      FUNDS(R) GROWTH
                                             GROWTH-INCOME       DYNAMIC ALLOCATION        ALLOCATION            ALLOCATION
                                               DIVISION               DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        766,106,626  $      1,236,443,934  $        813,811,718  $        473,694,459
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           766,106,626         1,236,443,934           813,811,718           473,694,459
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    95                    41                    61                    67
   Due to Metropolitan Life
     Insurance Company..................                     5                     1                     1                     3
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                   100                    42                    62                    70
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        766,106,526  $      1,236,443,892  $        813,811,656  $        473,694,389
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        764,224,984  $      1,236,328,714  $        813,381,758  $        473,369,657
   Net assets from contracts in payout..             1,881,542               115,178               429,898               324,732
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        766,106,526  $      1,236,443,892  $        813,811,656  $        473,694,389
                                          ====================  ====================  ====================  ====================

                                                                  BHFTI AMERICAN                              BHFTI BLACKROCK
                                             BHFTI AMERICAN      FUNDS(R) MODERATE    BHFTI AQR GLOBAL        GLOBAL TACTICAL
                                             FUNDS(R) GROWTH        ALLOCATION          RISK BALANCED           STRATEGIES
                                                DIVISION             DIVISION             DIVISION               DIVISION
                                          --------------------  -------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        374,416,535  $       778,574,072  $        929,413,676  $      1,562,480,914
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Assets....................           374,416,535          778,574,072           929,413,676         1,562,480,914
                                          --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    45                   60                    33                    43
   Due to Metropolitan Life
     Insurance Company..................                     1                    2                    --                     2
                                          --------------------  -------------------  --------------------  --------------------
        Total Liabilities...............                    46                   62                    33                    45
                                          --------------------  -------------------  --------------------  --------------------

NET ASSETS..............................  $        374,416,489  $       778,574,010  $        929,413,643  $      1,562,480,869
                                          ====================  ===================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        374,312,094  $       777,954,144  $        929,368,692  $      1,562,264,271
   Net assets from contracts in payout..               104,395              619,866                44,951               216,598
                                          --------------------  -------------------  --------------------  --------------------
        Total Net Assets................  $        374,416,489  $       778,574,010  $        929,413,643  $      1,562,480,869
                                          ====================  ===================  ====================  ====================

                                             BHFTI BLACKROCK      BHFTI BRIGHTHOUSE
                                               HIGH YIELD       ASSET ALLOCATION 100
                                                DIVISION              DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $            449,875  $        254,598,606
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................               449,875           254,598,606
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    30                    80
   Due to Metropolitan Life
     Insurance Company..................                    --                     2
                                          --------------------  --------------------
        Total Liabilities...............                    30                    82
                                          --------------------  --------------------

NET ASSETS..............................  $            449,845  $        254,598,524
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            449,845  $        247,934,209
   Net assets from contracts in payout..                    --             6,664,315
                                          --------------------  --------------------
        Total Net Assets................  $            449,845  $        254,598,524
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                       BHFTI BRIGHTHOUSE/   BHFTI BRIGHTHOUSE/
                                            BHFTI BRIGHTHOUSE     BHFTI BRIGHTHOUSE     ABERDEEN EMERGING       EATON VANCE
                                              BALANCED PLUS        SMALL CAP VALUE       MARKETS EQUITY        FLOATING RATE
                                                DIVISION              DIVISION              DIVISION             DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $      3,572,331,805  $         17,064,323  $         47,234,640  $         19,938,325
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................         3,572,331,805            17,064,323            47,234,640            19,938,325
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    41                    44                    76                    46
   Due to Metropolitan Life
     Insurance Company..................                     1                     1                     2                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    42                    45                    78                    46
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $      3,572,331,763  $         17,064,278  $         47,234,562  $         19,938,279
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      3,571,847,423  $         17,064,278  $         47,224,407  $         19,938,279
   Net assets from contracts in payout..               484,340                    --                10,155                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $      3,572,331,763  $         17,064,278  $         47,234,562  $         19,938,279
                                          ====================  ====================  ====================  ====================

                                           BHFTI BRIGHTHOUSE/                          BHFTI BRIGHTHOUSE/
                                                FRANKLIN        BHFTI BRIGHTHOUSE/         WELLINGTON
                                              LOW DURATION           TEMPLETON              LARGE CAP           BHFTI CLARION
                                              TOTAL RETURN      INTERNATIONAL BOND          RESEARCH         GLOBAL REAL ESTATE
                                                DIVISION             DIVISION               DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $         68,395,054  $          4,944,061  $        805,728,041  $        166,520,908
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     3
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            68,395,054             4,944,061           805,728,041           166,520,911
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    78                    48                   147                   119
   Due to Metropolitan Life
     Insurance Company..................                     1                     1                     7                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    79                    49                   154                   119
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         68,394,975  $          4,944,012  $        805,727,887  $        166,520,792
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         68,343,580  $          4,944,012  $        795,034,105  $        166,253,825
   Net assets from contracts in payout..                51,395                    --            10,693,782               266,967
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         68,394,975  $          4,944,012  $        805,727,887  $        166,520,792
                                          ====================  ====================  ====================  ====================

                                              BHFTI HARRIS           BHFTI INVESCO
                                                 OAKMARK             BALANCED-RISK
                                              INTERNATIONAL           ALLOCATION
                                                DIVISION               DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $        418,250,029  $        436,657,609
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           418,250,029           436,657,609
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   154                    33
   Due to Metropolitan Life
     Insurance Company..................                     3                     1
                                          --------------------  --------------------
        Total Liabilities...............                   157                    34
                                          --------------------  --------------------

NET ASSETS..............................  $        418,249,872  $        436,657,575
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        417,590,072  $        436,528,984
   Net assets from contracts in payout..               659,800               128,591
                                          --------------------  --------------------
        Total Net Assets................  $        418,249,872  $        436,657,575
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                              BHFTI INVESCO         BHFTI INVESCO         BHFTI INVESCO        BHFTI JPMORGAN
                                                COMSTOCK            GLOBAL EQUITY       SMALL CAP GROWTH          CORE BOND
                                                DIVISION              DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $             54,668  $        281,517,691  $         71,253,420  $         75,426,746
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................                54,668           281,517,691            71,253,420            75,426,746
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    11                   123                   131                    50
   Due to Metropolitan Life
     Insurance Company..................                     1                     2                    --                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    12                   125                   131                    51
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $             54,656  $        281,517,566  $         71,253,289  $         75,426,695
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             54,656  $        281,159,252  $         71,157,952  $         75,392,757
   Net assets from contracts in payout..                    --               358,314                95,337                33,938
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $             54,656  $        281,517,566  $         71,253,289  $         75,426,695
                                          ====================  ====================  ====================  ====================

                                                 BHFTI
                                            JPMORGAN GLOBAL       BHFTI JPMORGAN      BHFTI LOOMIS SAYLES    BHFTI LOOMIS SAYLES
                                           ACTIVE ALLOCATION      SMALL CAP VALUE      GLOBAL ALLOCATION           GROWTH
                                               DIVISION              DIVISION              DIVISION               DIVISION
                                          --------------------  -------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value............  $        770,639,050  $        18,968,350   $       105,220,460   $       486,587,954
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                    --
                                          --------------------  -------------------  ---------------------  --------------------
        Total Assets....................           770,639,050           18,968,350           105,220,460           486,587,954
                                          --------------------  -------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    45                   71                    73                   127
   Due to Metropolitan Life
     Insurance Company..................                     2                    2                     1                     4
                                          --------------------  -------------------  ---------------------  --------------------
        Total Liabilities...............                    47                   73                    74                   131
                                          --------------------  -------------------  ---------------------  --------------------

NET ASSETS..............................  $        770,639,003  $        18,968,277   $       105,220,386   $       486,587,823
                                          ====================  ===================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        770,591,813  $        18,965,306   $       105,209,998   $       486,244,130
   Net assets from contracts in payout..                47,190                2,971                10,388               343,693
                                          --------------------  -------------------  ---------------------  --------------------
        Total Net Assets................  $        770,639,003  $        18,968,277   $       105,220,386   $       486,587,823
                                          ====================  ===================  =====================  ====================

                                              BHFTI METLIFE        BHFTI MFS(R)
                                               MULTI-INDEX           RESEARCH
                                              TARGETED RISK        INTERNATIONAL
                                                DIVISION             DIVISION
                                          -------------------  -------------------

ASSETS:
   Investments at fair value............  $       831,657,091  $       172,621,388
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                          -------------------  -------------------
        Total Assets....................          831,657,091          172,621,388
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   48                  163
   Due to Metropolitan Life
     Insurance Company..................                    1                    4
                                          -------------------  -------------------
        Total Liabilities...............                   49                  167
                                          -------------------  -------------------

NET ASSETS..............................  $       831,657,042  $       172,621,221
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       831,589,128  $       172,148,058
   Net assets from contracts in payout..               67,914              473,163
                                          -------------------  -------------------
        Total Net Assets................  $       831,657,042  $       172,621,221
                                          ===================  ===================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                 BHFTI                 BHFTI               BHFTI
                                            MORGAN STANLEY        PANAGORA GLOBAL     PIMCO INFLATION         BHFTI PIMCO
                                               DISCOVERY         DIVERSIFIED RISK     PROTECTED BOND         TOTAL RETURN
                                               DIVISION              DIVISION            DIVISION              DIVISION
                                          -------------------  -------------------  -------------------  --------------------

ASSETS:
   Investments at fair value............  $       920,192,811  $        97,068,636  $       330,502,737  $        715,365,325
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                    --
                                          -------------------  -------------------  -------------------  --------------------
       Total Assets.....................          920,192,811           97,068,636          330,502,737           715,365,325
                                          -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   98                   26                   97                   114
   Due to Metropolitan Life
     Insurance Company..................                    1                   --                    2                     2
                                          -------------------  -------------------  -------------------  --------------------
       Total Liabilities................                   99                   26                   99                   116
                                          -------------------  -------------------  -------------------  --------------------

NET ASSETS..............................  $       920,192,712  $        97,068,610  $       330,502,638  $        715,365,209
                                          ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       918,103,157  $        97,040,542  $       330,019,624  $        714,594,705
   Net assets from contracts in payout..            2,089,555               28,068              483,014               770,504
                                          -------------------  -------------------  -------------------  --------------------
       Total Net Assets.................  $       920,192,712  $        97,068,610  $       330,502,638  $        715,365,209
                                          ===================  ===================  ===================  ====================

                                                                       BHFTI
                                             BHFTI SCHRODERS        SSGA GROWTH              BHFTI          BHFTI T. ROWE PRICE
                                           GLOBAL MULTI-ASSET     AND INCOME ETF        SSGA GROWTH ETF       LARGE CAP VALUE
                                                DIVISION             DIVISION              DIVISION              DIVISION
                                          --------------------  -------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        703,341,650  $       644,690,242  $        130,804,774  $           685,959
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                   --
                                          --------------------  -------------------  --------------------  --------------------
       Total Assets.....................           703,341,650          644,690,242           130,804,774              685,959
                                          --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    66                   83                    80                   19
   Due to Metropolitan Life
     Insurance Company..................                     2                    2                     2                    1
                                          --------------------  -------------------  --------------------  --------------------
       Total Liabilities................                    68                   85                    82                   20
                                          --------------------  -------------------  --------------------  --------------------

NET ASSETS..............................  $        703,341,582  $       644,690,157  $        130,804,692  $           685,939
                                          ====================  ===================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        703,121,889  $       644,481,307  $        130,781,343  $           685,939
   Net assets from contracts in payout..               219,693              208,850                23,349                   --
                                          --------------------  -------------------  --------------------  --------------------
       Total Net Assets.................  $        703,341,582  $       644,690,157  $        130,804,692  $           685,939
                                          ====================  ===================  ====================  ====================

                                           BHFTI T. ROWE PRICE     BHFTI TCW CORE
                                             MID CAP GROWTH         FIXED INCOME
                                                DIVISION              DIVISION
                                          --------------------  -------------------

ASSETS:
   Investments at fair value............  $        505,414,642  $            52,567
   Due from Metropolitan Life
     Insurance Company..................                    --                   --
                                          --------------------  -------------------
       Total Assets.....................           505,414,642               52,567
                                          --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    95                   10
   Due to Metropolitan Life
     Insurance Company..................                     3                   --
                                          --------------------  -------------------
       Total Liabilities................                    98                   10
                                          --------------------  -------------------

NET ASSETS..............................  $        505,414,544  $            52,557
                                          ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        504,818,108  $            52,557
   Net assets from contracts in payout..               596,436                   --
                                          --------------------  -------------------
       Total Net Assets.................  $        505,414,544  $            52,557
                                          ====================  ===================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                              BHFTI VICTORY         BHFTI WELLS           BHFTI WESTERN            BHFTII
                                                SYCAMORE        CAPITAL MANAGEMENT      ASSET MANAGEMENT       BAILLIE GIFFORD
                                              MID CAP VALUE        MID CAP VALUE        GOVERNMENT INCOME    INTERNATIONAL STOCK
                                                DIVISION             DIVISION               DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        351,800,896  $            229,989  $        398,350,013  $        140,887,124
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           351,800,896               229,989           398,350,013           140,887,124
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   129                    21                    35                   124
   Due to Metropolitan Life
     Insurance Company..................                     3                    --                     1                     3
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                   132                    21                    36                   127
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        351,800,764  $            229,968  $        398,349,977  $        140,886,997
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        351,038,061  $            229,968  $        398,268,595  $        140,436,617
   Net assets from contracts in payout..               762,703                    --                81,382               450,380
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        351,800,764  $            229,968  $        398,349,977  $        140,886,997
                                          ====================  ====================  ====================  ====================

                                                                                         BHFTII BLACKROCK
                                            BHFTII BLACKROCK      BHFTII BLACKROCK          ULTRA-SHORT       BHFTII BRIGHTHOUSE
                                               BOND INCOME      CAPITAL APPRECIATION         TERM BOND        ASSET ALLOCATION 20
                                                DIVISION              DIVISION               DIVISION              DIVISION
                                          --------------------  ---------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value............  $        389,187,107  $         230,129,437  $         47,474,135  $        311,462,849
   Due from Metropolitan Life
     Insurance Company..................                    --                      2                    --                    --
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Assets....................           389,187,107            230,129,439            47,474,135           311,462,849
                                          --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                   103                     98                    84                    81
   Due to Metropolitan Life
     Insurance Company..................                     5                     --                     2                     1
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities...............                   108                     98                    86                    82
                                          --------------------  ---------------------  --------------------  ---------------------

NET ASSETS..............................  $        389,186,999  $         230,129,341  $         47,474,049  $        311,462,767
                                          ====================  =====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        387,029,113  $         228,680,637  $         47,202,941  $        310,909,381
   Net assets from contracts in payout..             2,157,886              1,448,704               271,108               553,386
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Net Assets................  $        389,186,999  $         230,129,341  $         47,474,049  $        311,462,767
                                          ====================  =====================  ====================  =====================

                                           BHFTII BRIGHTHOUSE    BHFTII BRIGHTHOUSE
                                           ASSET ALLOCATION 40   ASSET ALLOCATION 60
                                                DIVISION              DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $        875,065,871  $      3,132,220,753
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           875,065,871         3,132,220,753
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    67                    55
   Due to Metropolitan Life
     Insurance Company..................                     2                     3
                                          --------------------  --------------------
        Total Liabilities...............                    69                    58
                                          --------------------  --------------------

NET ASSETS..............................  $        875,065,802  $      3,132,220,695
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        873,011,012  $      3,129,781,137
   Net assets from contracts in payout..             2,054,790             2,439,558
                                          --------------------  --------------------
        Total Net Assets................  $        875,065,802  $      3,132,220,695
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                       BHFTII BRIGHTHOUSE/
                                                                 BHFTII BRIGHTHOUSE/       DIMENSIONAL
                                           BHFTII BRIGHTHOUSE          ARTISAN            INTERNATIONAL      BHFTII BRIGHTHOUSE/
                                           ASSET ALLOCATION 80      MID CAP VALUE         SMALL COMPANY      WELLINGTON BALANCED
                                                DIVISION              DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $      1,722,419,322  $        178,299,082  $          7,124,980  $        610,629,562
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................         1,722,419,322           178,299,082             7,124,980           610,629,562
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    48                   100                    64                    51
   Due to Metropolitan Life
     Insurance Company..................                     3                     7                     1                     5
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    51                   107                    65                    56
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $      1,722,419,271  $        178,298,975  $          7,124,915  $        610,629,506
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      1,719,528,381  $        177,469,682  $          7,124,915  $        600,585,458
   Net assets from contracts in payout..             2,890,890               829,293                    --            10,044,048
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $      1,722,419,271  $        178,298,975  $          7,124,915  $        610,629,506
                                          ====================  ====================  ====================  ====================

                                           BHFTII BRIGHTHOUSE/
                                               WELLINGTON              BHFTII                                       BHFTII
                                               CORE EQUITY            FRONTIER               BHFTII              LOOMIS SAYLES
                                              OPPORTUNITIES        MID CAP GROWTH        JENNISON GROWTH        SMALL CAP CORE
                                                DIVISION              DIVISION              DIVISION               DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        503,780,799  $        572,542,643  $        289,505,160  $        156,522,773
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           503,780,799           572,542,643           289,505,160           156,522,773
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   122                    90                    92                   130
   Due to Metropolitan Life
     Insurance Company..................                     6                     5                    --                     4
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                   128                    95                    92                   134
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        503,780,671  $        572,542,548  $        289,505,068  $        156,522,639
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        500,744,061  $        570,649,423  $        288,822,386  $        155,512,487
   Net assets from contracts in payout..             3,036,610             1,893,125               682,682             1,010,152
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        503,780,671  $        572,542,548  $        289,505,068  $        156,522,639
                                          ====================  ====================  ====================  ====================

                                                 BHFTII
                                              LOOMIS SAYLES        BHFTII METLIFE
                                            SMALL CAP GROWTH    AGGREGATE BOND INDEX
                                                DIVISION              DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $         66,012,962  $        949,536,540
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................            66,012,962           949,536,540
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    84                    92
   Due to Metropolitan Life
     Insurance Company..................                     1                     3
                                          --------------------  --------------------
        Total Liabilities...............                    85                    95
                                          --------------------  --------------------

NET ASSETS..............................  $         66,012,877  $        949,536,445
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         65,949,145  $        946,141,315
   Net assets from contracts in payout..                63,732             3,395,130
                                          --------------------  --------------------
        Total Net Assets................  $         66,012,877  $        949,536,445
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                            BHFTII METLIFE        BHFTII METLIFE        BHFTII METLIFE         BHFTII METLIFE
                                          MID CAP STOCK INDEX   MSCI EAFE(R) INDEX   RUSSELL 2000(R) INDEX       STOCK INDEX
                                               DIVISION              DIVISION              DIVISION               DIVISION
                                          -------------------  --------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value............  $       506,052,836  $        466,904,433   $       346,715,700   $      3,154,806,497
   Due from Metropolitan Life
     Insurance Company..................                   --                    --                    --                     --
                                          -------------------  --------------------  ---------------------  --------------------
       Total Assets.....................          506,052,836           466,904,433           346,715,700          3,154,806,497
                                          -------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                  126                   125                   171                    104
   Due to Metropolitan Life
     Insurance Company..................                    3                     4                     2                     17
                                          -------------------  --------------------  ---------------------  --------------------
       Total Liabilities................                  129                   129                   173                    121
                                          -------------------  --------------------  ---------------------  --------------------

NET ASSETS..............................  $       506,052,707  $        466,904,304   $       346,715,527   $      3,154,806,376
                                          ===================  ====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       504,969,529  $        466,255,533   $       346,168,103   $      3,105,286,196
   Net assets from contracts in payout..            1,083,178               648,771               547,424             49,520,180
                                          -------------------  --------------------  ---------------------  --------------------
       Total Net Assets.................  $       506,052,707  $        466,904,304   $       346,715,527   $      3,154,806,376
                                          ===================  ====================  =====================  ====================

                                                                                            BHFTII                BHFTII
                                              BHFTII MFS(R)                            NEUBERGER BERMAN        T. ROWE PRICE
                                              TOTAL RETURN      BHFTII MFS(R) VALUE         GENESIS          LARGE CAP GROWTH
                                                DIVISION             DIVISION              DIVISION              DIVISION
                                          --------------------  -------------------  --------------------  -------------------

ASSETS:
   Investments at fair value............  $        117,745,518  $       627,751,272  $        311,591,288  $       738,162,813
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                   --
                                          --------------------  -------------------  --------------------  -------------------
       Total Assets.....................           117,745,518          627,751,272           311,591,288          738,162,813
                                          --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    89                  127                   100                  116
   Due to Metropolitan Life
     Insurance Company..................                     3                    8                     4                    5
                                          --------------------  -------------------  --------------------  -------------------
       Total Liabilities................                    92                  135                   104                  121
                                          --------------------  -------------------  --------------------  -------------------

NET ASSETS..............................  $        117,745,426  $       627,751,137  $        311,591,184  $       738,162,692
                                          ====================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        115,884,432  $       621,089,126  $        310,465,503  $       722,629,351
   Net assets from contracts in payout..             1,860,994            6,662,011             1,125,681           15,533,341
                                          --------------------  -------------------  --------------------  -------------------
       Total Net Assets.................  $        117,745,426  $       627,751,137  $        311,591,184  $       738,162,692
                                          ====================  ===================  ====================  ===================

                                                 BHFTII                BHFTII
                                              T. ROWE PRICE        VAN ECK GLOBAL
                                            SMALL CAP GROWTH      NATURAL RESOURCES
                                                DIVISION              DIVISION
                                          --------------------  -------------------

ASSETS:
   Investments at fair value............  $        491,278,325  $        27,733,963
   Due from Metropolitan Life
     Insurance Company..................                    --                   --
                                          --------------------  -------------------
       Total Assets.....................           491,278,325           27,733,963
                                          --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   100                   47
   Due to Metropolitan Life
     Insurance Company..................                     3                    1
                                          --------------------  -------------------
       Total Liabilities................                   103                   48
                                          --------------------  -------------------

NET ASSETS..............................  $        491,278,222  $        27,733,915
                                          ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        490,560,351  $        27,733,915
   Net assets from contracts in payout..               717,871                   --
                                          --------------------  -------------------
       Total Net Assets.................  $        491,278,222  $        27,733,915
                                          ====================  ===================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                             BHFTII WESTERN
                                            ASSET MANAGEMENT       BHFTII WESTERN
                                             STRATEGIC BOND       ASSET MANAGEMENT           BLACKROCK             CALVERT VP
                                              OPPORTUNITIES        U.S. GOVERNMENT    GLOBAL ALLOCATION V.I.      SRI BALANCED
                                                DIVISION              DIVISION               DIVISION               DIVISION
                                          --------------------  --------------------  ----------------------  ---------------------

ASSETS:
   Investments at fair value............  $        408,706,207  $        139,252,177   $            118,158   $          55,610,329
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     --                      --
                                          --------------------  --------------------  ----------------------  ---------------------
        Total Assets....................           408,706,207           139,252,177                118,158              55,610,329
                                          --------------------  --------------------  ----------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                   158                   155                     12                      13
   Due to Metropolitan Life
     Insurance Company..................                     4                     3                      1                       1
                                          --------------------  --------------------  ----------------------  ---------------------
        Total Liabilities...............                   162                   158                     13                      14
                                          --------------------  --------------------  ----------------------  ---------------------

NET ASSETS..............................  $        408,706,045  $        139,252,019   $            118,145   $          55,610,315
                                          ====================  ====================  ======================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        406,982,709  $        139,049,977   $            118,145   $          55,569,511
   Net assets from contracts in payout..             1,723,336               202,042                     --                  40,804
                                          --------------------  --------------------  ----------------------  ---------------------
        Total Net Assets................  $        408,706,045  $        139,252,019   $            118,145   $          55,610,315
                                          ====================  ====================  ======================  =====================

                                               CALVERT VP           DELAWARE VIP         FIDELITY(R) VIP        FIDELITY(R) VIP
                                               SRI MID CAP         SMALL CAP VALUE         CONTRAFUND            EQUITY-INCOME
                                                DIVISION              DIVISION              DIVISION               DIVISION
                                          --------------------  --------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value............  $          7,563,766  $                681  $            860,114  $          63,502,218
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................             7,563,766                   681               860,114             63,502,218
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    --                     4                     4                     13
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                    --                     4                     4                     13
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $          7,563,766  $                677  $            860,110  $          63,502,205
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          7,563,766  $                677  $            860,110  $          62,463,419
   Net assets from contracts in payout..                    --                    --                    --              1,038,786
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $          7,563,766  $                677  $            860,110  $          63,502,205
                                          ====================  ====================  ====================  =====================

                                             FIDELITY(R) VIP       FIDELITY(R) VIP
                                              FREEDOM 2020          FREEDOM 2025
                                                DIVISION              DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $          4,340,438  $          7,124,373
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................             4,340,438             7,124,373
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     4                    10
   Due to Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Liabilities...............                     4                    10
                                          --------------------  --------------------

NET ASSETS..............................  $          4,340,434  $          7,124,363
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          4,340,434  $          7,124,363
   Net assets from contracts in payout..                    --                    --
                                          --------------------  --------------------
        Total Net Assets................  $          4,340,434  $          7,124,363
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                             FIDELITY(R) VIP        FIDELITY(R) VIP       FIDELITY(R) VIP        FIDELITY(R) VIP
                                              FREEDOM 2030           FREEDOM 2035          FREEDOM 2040           FREEDOM 2045
                                                DIVISION               DIVISION              DIVISION               DIVISION
                                          ---------------------  --------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value............  $           6,430,277  $          2,068,098  $           1,912,789  $          1,866,582
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Assets....................              6,430,277             2,068,098              1,912,789             1,866,582
                                          ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     17                     7                     35                     7
   Due to Metropolitan Life
     Insurance Company..................                      1                     1                     --                     1
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities...............                     18                     8                     35                     8
                                          ---------------------  --------------------  ---------------------  --------------------

NET ASSETS..............................  $           6,430,259  $          2,068,090  $           1,912,754  $          1,866,574
                                          =====================  ====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $           6,430,259  $          2,068,090  $           1,912,754  $          1,866,574
   Net assets from contracts in payout..                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Net Assets................  $           6,430,259  $          2,068,090  $           1,912,754  $          1,866,574
                                          =====================  ====================  =====================  ====================

                                                                                                               FIDELITY(R) VIP
                                             FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP      GOVERNMENT MONEY
                                              FREEDOM 2050        FUNDSMANAGER 50%      FUNDSMANAGER 60%           MARKET
                                                DIVISION              DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $          4,073,534  $        247,253,463  $        242,924,543  $          5,964,445
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................             4,073,534           247,253,463           242,924,543             5,964,445
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    23                    --                    --                    --
   Due to Metropolitan Life
     Insurance Company..................                     1                    --                    --                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    24                    --                    --                     1
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $          4,073,510  $        247,253,463  $        242,924,543  $          5,964,444
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          4,073,510  $        247,253,463  $        242,924,543  $          5,964,444
   Net assets from contracts in payout..                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $          4,073,510  $        247,253,463  $        242,924,543  $          5,964,444
                                          ====================  ====================  ====================  ====================

                                                                     FIDELITY(R) VIP
                                                                    INVESTMENT GRADE
                                          FIDELITY(R) VIP GROWTH          BOND
                                                 DIVISION               DIVISION
                                          ----------------------  --------------------

ASSETS:
   Investments at fair value............   $        125,194,941   $          9,545,422
   Due from Metropolitan Life
     Insurance Company..................                     --                     --
                                          ----------------------  --------------------
        Total Assets....................            125,194,941              9,545,422
                                          ----------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     --                     --
   Due to Metropolitan Life
     Insurance Company..................                      1                     --
                                          ----------------------  --------------------
        Total Liabilities...............                      1                     --
                                          ----------------------  --------------------

NET ASSETS..............................   $        125,194,940   $          9,545,422
                                          ======================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        125,194,940   $          9,545,422
   Net assets from contracts in payout..                     --                     --
                                          ----------------------  --------------------
        Total Net Assets................   $        125,194,940   $          9,545,422
                                          ======================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                 FTVIPT TEMPLETON                                 LMPVET
                                             FIDELITY(R) VIP        DEVELOPING          JANUS HENDERSON    CLEARBRIDGE VARIABLE
                                                 MID CAP            MARKETS VIP           ENTERPRISE           APPRECIATION
                                                DIVISION             DIVISION              DIVISION              DIVISION
                                          --------------------  -------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $            481,696  $            54,947  $            157,396  $             53,065
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Assets....................               481,696               54,947               157,396                53,065
                                          --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     4                    8                     5                     5
   Due to Metropolitan Life
     Insurance Company..................                    --                    1                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Liabilities...............                     4                    9                     5                     5
                                          --------------------  -------------------  --------------------  --------------------

NET ASSETS..............................  $            481,692  $            54,938  $            157,391  $             53,060
                                          ====================  ===================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            481,692  $            54,938  $            157,391  $             53,060
   Net assets from contracts in payout..                    --                   --                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Net Assets................  $            481,692  $            54,938  $            157,391  $             53,060
                                          ====================  ===================  ====================  ====================

                                                 LMPVET                LMPVET                LMPVET
                                          CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE     LMPVIT WESTERN
                                            DIVIDEND STRATEGY     LARGE CAP GROWTH      SMALL CAP GROWTH       ASSET CORE PLUS
                                                DIVISION              DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  -------------------

ASSETS:
   Investments at fair value............  $             86,013  $            507,622  $            61,753   $            38,149
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                   --                    --
                                          --------------------  --------------------  --------------------  -------------------
        Total Assets....................                86,013               507,622               61,753                38,149
                                          --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                     3                    10                    7                     4
   Due to Metropolitan Life
     Insurance Company..................                     1                     1                   --                    --
                                          --------------------  --------------------  --------------------  -------------------
        Total Liabilities...............                     4                    11                    7                     4
                                          --------------------  --------------------  --------------------  -------------------

NET ASSETS..............................  $             86,009  $            507,611  $            61,746   $            38,145
                                          ====================  ====================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             86,009  $            507,611  $            61,746   $            38,145
   Net assets from contracts in payout..                    --                    --                   --                    --
                                          --------------------  --------------------  --------------------  -------------------
        Total Net Assets................  $             86,009  $            507,611  $            61,746   $            38,145
                                          ====================  ====================  ====================  ===================

                                                                        PIMCO VIT
                                           MORGAN STANLEY VIF    COMMODITYREALRETURN(R)
                                          GLOBAL INFRASTRUCTURE         STRATEGY
                                                DIVISION                DIVISION
                                          ---------------------  ----------------------

ASSETS:
   Investments at fair value............  $             60,759    $             34,324
   Due from Metropolitan Life
     Insurance Company..................                    --                      --
                                          ---------------------  ----------------------
        Total Assets....................                60,759                  34,324
                                          ---------------------  ----------------------
LIABILITIES:
   Accrued fees.........................                    18                      12
   Due to Metropolitan Life
     Insurance Company..................                    --                       1
                                          ---------------------  ----------------------
        Total Liabilities...............                    18                      13
                                          ---------------------  ----------------------

NET ASSETS..............................  $             60,741    $             34,311
                                          =====================  ======================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             60,741    $             34,311
   Net assets from contracts in payout..                    --                      --
                                          ---------------------  ----------------------
        Total Net Assets................  $             60,741    $             34,311
                                          =====================  ======================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2020

                                                                                               PIMCO VIT         TAP 1919 VARIABLE
                                                                         PIMCO VIT         EMERGING MARKETS     SOCIALLY RESPONSIVE
                                                                       DYNAMIC BOND              BOND                BALANCED
                                                                         DIVISION              DIVISION              DIVISION
                                                                   -------------------    -------------------   -------------------

ASSETS:
   Investments at fair value.....................................  $            36,841    $            49,396   $            37,141
   Due from Metropolitan Life
     Insurance Company...........................................                   --                     --                    --
                                                                   -------------------    -------------------   -------------------
       Total Assets..............................................               36,841                 49,396                37,141
                                                                   -------------------    -------------------   -------------------
LIABILITIES:
   Accrued fees..................................................                    8                     12                     5
   Due to Metropolitan Life
     Insurance Company...........................................                   --                     --                    --
                                                                   -------------------    -------------------   -------------------
       Total Liabilities.........................................                    8                     12                     5
                                                                   -------------------    -------------------   -------------------

NET ASSETS.......................................................  $            36,833    $            49,384   $            37,136
                                                                   ===================    ===================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units............................  $            36,833    $            49,384   $            37,136
   Net assets from contracts in payout...........................                   --                     --                    --
                                                                   -------------------    -------------------   -------------------
       Total Net Assets..........................................  $            36,833    $            49,384   $            37,136
                                                                   ===================    ===================   ===================

 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                                            AMERICAN FUNDS(R)
                                                AMERICAN FUNDS(R)     AMERICAN FUNDS(R)       GLOBAL SMALL      AMERICAN FUNDS(R)
                                                      BOND              GLOBAL GROWTH        CAPITALIZATION          GROWTH
                                                    DIVISION              DIVISION              DIVISION            DIVISION
                                              --------------------  --------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $          1,745,941  $                845  $           691,316  $         3,411,062
                                              --------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,004,001                 1,917            5,021,037           13,268,570
      Administrative charges................               166,786                   238              784,218            1,896,005
                                              --------------------  --------------------  -------------------  -------------------
        Total expenses......................             1,170,787                 2,155            5,805,255           15,164,575
                                              --------------------  --------------------  -------------------  -------------------
           Net investment income (loss).....               575,154               (1,310)          (5,113,939)         (11,753,513)
                                              --------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               731,971                 6,752           25,814,544           25,770,993
      Realized gains (losses) on sale of
        investments.........................               587,100                 7,452           14,586,989           64,726,713
                                              --------------------  --------------------  -------------------  -------------------
           Net realized gains (losses)......             1,319,071                14,204           40,401,533           90,497,706
                                              --------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................             4,226,664                52,453           72,689,737          376,078,166
                                              --------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             5,545,735                66,657          113,091,270          466,575,872
                                              --------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          6,120,889  $             65,347  $       107,977,331  $       454,822,359
                                              ====================  ====================  ===================  ===================

                                                                                           BHFTI AMERICAN        BHFTI AMERICAN
                                                AMERICAN FUNDS(R)      BHFTI AB GLOBAL    FUNDS(R) BALANCED      FUNDS(R) GROWTH
                                                  GROWTH-INCOME      DYNAMIC ALLOCATION      ALLOCATION            ALLOCATION
                                                    DIVISION              DIVISION            DIVISION              DIVISION
                                              --------------------  -------------------  -------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          9,535,309  $        21,741,162  $        13,024,273  $          6,628,563
                                              --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             8,814,340           12,146,137            7,540,950             4,306,468
      Administrative charges................             1,323,585            3,085,730            1,817,890               997,892
                                              --------------------  -------------------  -------------------  --------------------
        Total expenses......................            10,137,925           15,231,867            9,358,840             5,304,360
                                              --------------------  -------------------  -------------------  --------------------
           Net investment income (loss).....             (602,616)            6,509,295            3,665,433             1,324,203
                                              --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            18,997,445           75,501,126           43,191,022            32,020,710
      Realized gains (losses) on sale of
        investments.........................            16,567,074           22,107,835            5,572,723             2,425,342
                                              --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses)......            35,564,519           97,608,961           48,763,745            34,446,052
                                              --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            46,266,465         (51,728,783)           48,641,023            26,639,362
                                              --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            81,830,984           45,880,178           97,404,768            61,085,414
                                              --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         81,228,368  $        52,389,473  $       101,070,201  $         62,409,617
                                              ====================  ===================  ===================  ====================

                                                                       BHFTI AMERICAN
                                                 BHFTI AMERICAN       FUNDS(R) MODERATE
                                                 FUNDS(R) GROWTH         ALLOCATION
                                                    DIVISION              DIVISION
                                              --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          2,737,965  $         14,073,778
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             3,349,023             7,492,010
      Administrative charges................               819,303             1,811,671
                                              --------------------  --------------------
        Total expenses......................             4,168,326             9,303,681
                                              --------------------  --------------------
           Net investment income (loss).....           (1,430,361)             4,770,097
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            35,372,293            34,369,187
      Realized gains (losses) on sale of
        investments.........................            17,062,777             3,229,620
                                              --------------------  --------------------
           Net realized gains (losses)......            52,435,070            37,598,807
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            85,040,883            38,610,347
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           137,475,953            76,209,154
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        136,045,592  $         80,979,251
                                              ====================  ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                         BHFTI BLACKROCK
                                                  BHFTI AQR GLOBAL       GLOBAL TACTICAL        BHFTI BLACKROCK
                                                    RISK BALANCED          STRATEGIES             HIGH YIELD
                                                      DIVISION              DIVISION               DIVISION
                                               ---------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $          21,848,451  $         24,299,294  $              22,651
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              9,230,471            15,230,575                  4,472
      Administrative charges.................              2,334,253             3,862,924                    849
                                               ---------------------  --------------------  ---------------------
         Total expenses......................             11,564,724            19,093,499                  5,321
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......             10,283,727             5,205,795                 17,330
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             95,837,648           133,060,590                     --
      Realized gains (losses) on sale of
         investments.........................           (29,267,778)             2,907,208                  (377)
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......             66,569,870           135,967,798                  (377)
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................           (65,907,392)         (104,410,629)                  8,720
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                662,478            31,557,169                  8,343
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          10,946,205  $         36,762,964  $              25,673
                                               =====================  ====================  =====================

                                                 BHFTI BRIGHTHOUSE     BHFTI BRIGHTHOUSE     BHFTI BRIGHTHOUSE
                                               ASSET ALLOCATION 100      BALANCED PLUS        SMALL CAP VALUE
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $          2,783,053  $         80,478,066  $            198,837
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             2,215,711            34,050,691               136,111
      Administrative charges.................               505,792             8,602,867                37,247
                                               --------------------  --------------------  --------------------
         Total expenses......................             2,721,503            42,653,558               173,358
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                61,550            37,824,508                25,479
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            23,500,424           334,012,115               659,616
      Realized gains (losses) on sale of
         investments.........................               136,634            31,939,985             (251,297)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            23,637,058           365,952,100               408,319
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            13,805,803          (42,557,558)             (359,019)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            37,442,861           323,394,542                49,300
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         37,504,411  $        361,219,050  $             74,779
                                               ====================  ====================  ====================

                                                BHFTI BRIGHTHOUSE/     BHFTI BRIGHTHOUSE/    BHFTI BRIGHTHOUSE/
                                                 ABERDEEN EMERGING           ARTISAN             EATON VANCE
                                                  MARKETS EQUITY          INTERNATIONAL         FLOATING RATE
                                                     DIVISION             DIVISION (a)            DIVISION
                                               --------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $            868,127  $                  22  $          1,022,973
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................               417,411                     12               253,774
      Administrative charges.................               104,974                      2                54,927
                                               --------------------  ---------------------  --------------------
         Total expenses......................               522,385                     14               308,701
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......               345,742                      8               714,272
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                     71                    --
      Realized gains (losses) on sale of
         investments.........................             1,846,979                    324             (548,543)
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......             1,846,979                    395             (548,543)
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             8,426,457                  (405)             (395,946)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            10,273,436                   (10)             (944,489)
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         10,619,178  $                 (2)  $          (230,217)
                                               ====================  =====================  ====================

                                                 BHFTI BRIGHTHOUSE/
                                                      FRANKLIN
                                                    LOW DURATION
                                                    TOTAL RETURN
                                                      DIVISION
                                               ---------------------

INVESTMENT INCOME:
      Dividends..............................  $           2,304,525
                                               ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                696,022
      Administrative charges.................                160,698
                                               ---------------------
         Total expenses......................                856,720
                                               ---------------------
           Net investment income (loss)......              1,447,805
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --
      Realized gains (losses) on sale of
         investments.........................              (918,768)
                                               ---------------------
           Net realized gains (losses).......              (918,768)
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................              (355,786)
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            (1,274,554)
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             173,251
                                               =====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                     BHFTI BRIGHTHOUSE/
                                               BHFTI BRIGHTHOUSE/        WELLINGTON                                 BHFTI HARRIS
                                                    TEMPLETON             LARGE CAP           BHFTI CLARION            OAKMARK
                                               INTERNATIONAL BOND         RESEARCH         GLOBAL REAL ESTATE       INTERNATIONAL
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $            301,153  $          7,828,966  $          7,073,017  $         11,853,675
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                47,508             6,807,861             1,636,453             3,691,798
      Administrative charges................                11,953               247,650               328,129               779,049
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................                59,461             7,055,511             1,964,582             4,470,847
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....               241,692               773,455             5,108,435             7,382,828
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --            45,837,242             3,284,639             9,954,798
      Realized gains (losses) on sale of
        investments.........................             (224,697)            16,366,318           (2,458,214)          (13,659,587)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             (224,697)            62,203,560               826,425           (3,704,789)
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (383,388)            77,864,713          (16,050,338)            21,388,533
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             (608,085)           140,068,273          (15,223,913)            17,683,744
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (366,393)  $        140,841,728  $       (10,115,478)  $         25,066,572
                                              ====================  ====================  ====================  ====================

                                                  BHFTI INVESCO
                                                  BALANCED-RISK         BHFTI INVESCO         BHFTI INVESCO         BHFTI INVESCO
                                                   ALLOCATION             COMSTOCK            GLOBAL EQUITY       SMALL CAP GROWTH
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $         22,979,367  $              1,029  $          1,892,020  $                339
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             4,220,279                   434             2,681,685               544,824
      Administrative charges................             1,056,402                   107               355,410               103,815
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................             5,276,681                   541             3,037,095               648,639
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....            17,702,686                   488           (1,145,075)             (648,300)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            22,203,328                 2,987               615,337             3,307,091
      Realized gains (losses) on sale of
        investments.........................           (5,638,092)               (2,018)            11,848,131             (675,409)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......            16,565,236                   969            12,463,468             2,631,682
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (230,264)               (2,916)            48,619,406            23,163,417
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            16,334,972               (1,947)            61,082,874            25,795,099
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         34,037,658  $            (1,459)  $         59,937,799  $         25,146,799
                                              ====================  ====================  ====================  ====================

                                                                            BHFTI
                                                 BHFTI JPMORGAN        JPMORGAN GLOBAL
                                                    CORE BOND         ACTIVE ALLOCATION
                                                    DIVISION              DIVISION
                                              --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          2,337,903  $         17,093,502
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               766,558             7,379,634
      Administrative charges................               181,214             1,864,088
                                              --------------------  --------------------
        Total expenses......................               947,772             9,243,722
                                              --------------------  --------------------
           Net investment income (loss).....             1,390,131             7,849,780
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --            19,596,479
      Realized gains (losses) on sale of
        investments.........................               286,305             8,613,114
                                              --------------------  --------------------
           Net realized gains (losses)......               286,305            28,209,593
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             2,786,121            39,125,127
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             3,072,426            67,334,720
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          4,462,557  $         75,184,500
                                              ====================  ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                                                                    BHFTI METLIFE
                                                 BHFTI JPMORGAN      BHFTI LOOMIS SAYLES   BHFTI LOOMIS SAYLES       MULTI-INDEX
                                                 SMALL CAP VALUE      GLOBAL ALLOCATION          GROWTH             TARGETED RISK
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $            199,457  $            682,290  $          2,948,177  $         17,917,091
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               167,024             1,022,934             4,698,735             8,101,012
      Administrative charges................                41,411               222,245               972,571             2,053,439
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................               208,435             1,245,179             5,671,306            10,154,451
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....               (8,978)             (562,889)           (2,723,129)             7,762,640
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --             6,484,528           163,747,734            70,803,401
      Realized gains (losses) on sale of
        investments.........................             (388,762)             3,197,417             9,028,748             7,282,943
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             (388,762)             9,681,945           172,776,482            78,086,344
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,812,380             3,298,239          (48,166,763)          (46,068,839)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             1,423,618            12,980,184           124,609,719            32,017,505
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,414,640  $         12,417,295  $        121,886,590  $         39,780,145
                                              ====================  ====================  ====================  ====================

                                                  BHFTI MFS(R)              BHFTI                 BHFTI                 BHFTI
                                                    RESEARCH           MORGAN STANLEY        PANAGORA GLOBAL       PIMCO INFLATION
                                                  INTERNATIONAL           DISCOVERY         DIVERSIFIED RISK       PROTECTED BOND
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          3,581,103  $                 --  $          2,655,612  $          8,512,951
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,587,060             7,267,597               841,732             3,239,306
      Administrative charges................               305,503               396,124               211,591               738,112
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................             1,892,563             7,663,721             1,053,323             3,977,418
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....             1,688,540           (7,663,721)             1,602,289             4,535,533
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........             5,361,299            90,339,744             5,394,212                    --
      Realized gains (losses) on sale of
        investments.........................             1,596,892            63,019,437               576,773           (3,299,101)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             6,958,191           153,359,181             5,970,985           (3,299,101)
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             9,411,537           439,136,144             1,365,825            28,967,594
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            16,369,728           592,495,325             7,336,810            25,668,493
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         18,058,268  $        584,831,604  $          8,939,099  $         30,204,026
                                              ====================  ====================  ====================  ====================

                                                   BHFTI PIMCO         BHFTI SCHRODERS
                                                  TOTAL RETURN       GLOBAL MULTI-ASSET
                                                    DIVISION              DIVISION
                                              --------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $         25,744,437  $        12,733,857
                                              --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             7,175,838            7,130,119
      Administrative charges................             1,559,699            1,800,457
                                              --------------------  -------------------
        Total expenses......................             8,735,537            8,930,576
                                              --------------------  -------------------
           Net investment income (loss).....            17,008,900            3,803,281
                                              --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --           37,973,162
      Realized gains (losses) on sale of
        investments.........................             3,510,190            4,836,611
                                              --------------------  -------------------
           Net realized gains (losses)......             3,510,190           42,809,773
                                              --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................            27,043,093         (44,616,426)
                                              --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            30,553,283          (1,806,653)
                                              --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         47,562,183  $         1,996,628
                                              ====================  ===================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                      BHFTI
                                                   SSGA GROWTH             BHFTI          BHFTI T. ROWE PRICE   BHFTI T. ROWE PRICE
                                                 AND INCOME ETF       SSGA GROWTH ETF       LARGE CAP VALUE       MID CAP GROWTH
                                                    DIVISION             DIVISION              DIVISION              DIVISION
                                              --------------------  -------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $         16,525,088  $         2,957,741  $             23,816  $            346,473
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             6,104,749            1,222,439                 7,025             4,709,499
      Administrative charges................             1,523,328              289,213                 1,256               917,216
                                              --------------------  -------------------  --------------------  --------------------
        Total expenses......................             7,628,077            1,511,652                 8,281             5,626,715
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....             8,897,011            1,446,089                15,535           (5,280,242)
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            21,454,341            4,822,629                78,082            50,612,957
      Realized gains (losses) on sale of
        investments.........................             2,848,267            (148,947)              (74,162)             1,190,562
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......            24,302,608            4,673,682                 3,920            51,803,519
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            14,978,644            4,092,403                34,047            49,384,564
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            39,281,252            8,766,085                37,967           101,188,083
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         48,178,263  $        10,212,174  $             53,502  $         95,907,841
                                              ====================  ===================  ====================  ====================

                                                                       BHFTI VICTORY          BHFTI WELLS          BHFTI WESTERN
                                                BHFTI TCW CORE           SYCAMORE         CAPITAL MANAGEMENT     ASSET MANAGEMENT
                                                 FIXED INCOME          MID CAP VALUE         MID CAP VALUE       GOVERNMENT INCOME
                                                   DIVISION              DIVISION              DIVISION              DIVISION
                                              -------------------  --------------------  --------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $             7,142  $          4,763,564  $              2,439  $         9,578,688
                                              -------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                2,467             3,374,601                 2,980            4,062,504
      Administrative charges................                  387               548,741                   666            1,009,124
                                              -------------------  --------------------  --------------------  -------------------
        Total expenses......................                2,854             3,923,342                 3,646            5,071,628
                                              -------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....                4,288               840,222               (1,207)            4,507,060
                                              -------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --            18,922,132                18,136                   --
      Realized gains (losses) on sale of
        investments.........................               16,400           (2,005,704)              (12,910)            2,430,380
                                              -------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......               16,400            16,916,428                 5,226            2,430,380
                                              -------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................              (2,902)             3,802,161              (20,151)           17,153,359
                                              -------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               13,498            20,718,589              (14,925)           19,583,739
                                              -------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            17,786  $         21,558,811  $           (16,132)  $        24,090,799
                                              ===================  ====================  ====================  ===================

                                                     BHFTII
                                                 BAILLIE GIFFORD      BHFTII BLACKROCK
                                               INTERNATIONAL STOCK       BOND INCOME
                                                    DIVISION              DIVISION
                                              --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          2,276,043  $         12,776,797
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,359,856             4,054,563
      Administrative charges................               136,321               695,842
                                              --------------------  --------------------
        Total expenses......................             1,496,177             4,750,405
                                              --------------------  --------------------
           Net investment income (loss).....               779,866             8,026,392
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........             7,055,433                    --
      Realized gains (losses) on sale of
        investments.........................             2,834,468             1,424,032
                                              --------------------  --------------------
           Net realized gains (losses)......             9,889,901             1,424,032
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            17,623,238            15,602,773
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            27,513,139            17,026,805
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         28,293,005  $         25,053,197
                                              ====================  ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                       BHFTII BLACKROCK
                                                 BHFTII BLACKROCK         ULTRA-SHORT        BHFTII BRIGHTHOUSE
                                               CAPITAL APPRECIATION        TERM BOND         ASSET ALLOCATION 20
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $                 --  $             795,643  $          8,663,818
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             2,086,848                488,999             3,195,922
      Administrative charges.................               474,826                116,713               725,328
                                               --------------------  ---------------------  --------------------
         Total expenses......................             2,561,674                605,712             3,921,250
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......           (2,561,674)                189,931             4,742,568
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            24,643,352                     --             6,704,233
      Realized gains (losses) on sale of
         investments.........................            10,846,209                 69,509              (41,277)
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......            35,489,561                 69,509             6,662,956
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            33,799,658              (761,962)            12,184,016
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            69,289,219              (692,453)            18,846,972
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         66,727,545  $           (502,522)  $         23,589,540
                                               ====================  =====================  ====================

                                                BHFTII BRIGHTHOUSE    BHFTII BRIGHTHOUSE    BHFTII BRIGHTHOUSE
                                                ASSET ALLOCATION 40   ASSET ALLOCATION 60   ASSET ALLOCATION 80
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $         22,756,396  $         64,649,118  $          28,321,507
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             8,678,397            29,539,298             15,686,943
      Administrative charges.................             2,001,310             6,934,412              3,512,739
                                               --------------------  --------------------  ---------------------
         Total expenses......................            10,679,707            36,473,710             19,199,682
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......            12,076,689            28,175,408              9,121,825
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            39,685,453           203,246,353            144,492,210
      Realized gains (losses) on sale of
         investments.........................               675,198             9,081,075              8,422,294
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......            40,360,651           212,327,428            152,914,504
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................            23,436,358            99,879,881             60,188,388
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            63,797,009           312,207,309            213,102,892
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         75,873,698  $        340,382,717  $         222,224,717
                                               ====================  ====================  =====================

                                                                      BHFTII BRIGHTHOUSE/
                                                BHFTII BRIGHTHOUSE/       DIMENSIONAL
                                                      ARTISAN            INTERNATIONAL       BHFTII BRIGHTHOUSE/
                                                   MID CAP VALUE         SMALL COMPANY       WELLINGTON BALANCED
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $          1,322,341  $            167,672  $          12,246,378
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,703,894                67,631              6,856,884
      Administrative charges.................               267,164                16,581                192,261
                                               --------------------  --------------------  ---------------------
         Total expenses......................             1,971,058                84,212              7,049,145
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......             (648,717)                83,460              5,197,233
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             3,493,559               268,406             24,365,223
      Realized gains (losses) on sale of
         investments.........................           (2,389,533)             (436,189)              7,503,614
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......             1,104,026             (167,783)             31,868,837
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             8,080,216               593,647             48,657,548
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             9,184,242               425,864             80,526,385
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          8,535,525  $            509,324  $          85,723,618
                                               ====================  ====================  =====================

                                                BHFTII BRIGHTHOUSE/
                                                    WELLINGTON
                                                    CORE EQUITY
                                                   OPPORTUNITIES
                                                     DIVISION
                                               --------------------

INVESTMENT INCOME:
      Dividends..............................  $          6,856,297
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             4,959,599
      Administrative charges.................               986,806
                                               --------------------
         Total expenses......................             5,946,405
                                               --------------------
           Net investment income (loss)......               909,892
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            52,121,116
      Realized gains (losses) on sale of
         investments.........................             5,730,312
                                               --------------------
           Net realized gains (losses).......            57,851,428
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................          (15,212,853)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            42,638,575
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         43,548,467
                                               ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                     BHFTII                                    BHFTII                BHFTII
                                                    FRONTIER               BHFTII           LOOMIS SAYLES         LOOMIS SAYLES
                                                 MID CAP GROWTH        JENNISON GROWTH     SMALL CAP CORE       SMALL CAP GROWTH
                                                    DIVISION              DIVISION            DIVISION              DIVISION
                                              --------------------  -------------------  -------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $                 --  $           138,438  $            55,324  $                 --
                                              --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             5,741,928            2,497,928            1,427,686               584,948
      Administrative charges................               183,148              463,978              276,053                91,460
                                              --------------------  -------------------  -------------------  --------------------
        Total expenses......................             5,925,076            2,961,906            1,703,739               676,408
                                              --------------------  -------------------  -------------------  --------------------
           Net investment income (loss).....           (5,925,076)          (2,823,468)          (1,648,415)             (676,408)
                                              --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            53,578,853           25,829,778           12,447,782             7,494,687
      Realized gains (losses) on sale of
        investments.........................            13,507,035           13,182,433          (1,440,156)                65,335
                                              --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses)......            67,085,888           39,012,211           11,007,626             7,560,022
                                              --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            74,213,352           69,169,806            6,382,559             9,885,408
                                              --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           141,299,240          108,182,017           17,390,185            17,445,430
                                              --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        135,374,164  $       105,358,549  $        15,741,770  $         16,769,022
                                              ====================  ===================  ===================  ====================

                                                 BHFTII METLIFE        BHFTII METLIFE        BHFTII METLIFE
                                              AGGREGATE BOND INDEX   MID CAP STOCK INDEX   MSCI EAFE(R) INDEX
                                                    DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $        24,738,034   $          5,862,584  $         12,806,981
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................            9,680,288              4,726,974             4,385,355
      Administrative charges................            1,985,482                815,829               820,070
                                              --------------------  --------------------  --------------------
        Total expenses......................           11,665,770              5,542,803             5,205,425
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....           13,072,264                319,781             7,601,556
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --             30,394,687             2,234,923
      Realized gains (losses) on sale of
        investments.........................            7,071,864              6,130,277             5,046,566
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......            7,071,864             36,524,964             7,281,489
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................           31,503,576             22,452,963            16,429,135
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           38,575,440             58,977,927            23,710,624
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        51,647,704   $         59,297,708  $         31,312,180
                                              ====================  ====================  ====================

                                                 BHFTII METLIFE         BHFTII METLIFE       BHFTII MFS(R)
                                              RUSSELL 2000(R) INDEX       STOCK INDEX        TOTAL RETURN
                                                    DIVISION               DIVISION            DIVISION
                                              ---------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $          3,681,141   $        52,208,386  $         2,613,190
                                              ---------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             3,149,741            32,178,255            1,156,989
      Administrative charges................               491,770             3,364,592              218,558
                                              ---------------------  -------------------  -------------------
        Total expenses......................             3,641,511            35,542,847            1,375,547
                                              ---------------------  -------------------  -------------------
           Net investment income (loss).....                39,630            16,665,539            1,237,643
                                              ---------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            17,644,127           184,546,322            4,851,680
      Realized gains (losses) on sale of
        investments.........................             9,069,693           132,326,329            1,531,366
                                              ---------------------  -------------------  -------------------
           Net realized gains (losses)......            26,713,820           316,872,651            6,383,046
                                              ---------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................            31,044,533           126,015,016            1,056,451
                                              ---------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            57,758,353           442,887,667            7,439,497
                                              ---------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         57,797,983   $       459,553,206  $         8,677,140
                                              =====================  ===================  ===================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                            BHFTII                 BHFTII
                                                                       NEUBERGER BERMAN         T. ROWE PRICE
                                                BHFTII MFS(R) VALUE         GENESIS           LARGE CAP GROWTH
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $         10,595,109  $             229,645  $            563,549
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             6,244,011              3,030,141             6,919,752
      Administrative charges.................             1,140,118                379,632             1,132,627
                                               --------------------  ---------------------  --------------------
         Total expenses......................             7,384,129              3,409,773             8,052,379
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......             3,210,980            (3,180,128)           (7,488,830)
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            37,252,706             19,569,389            51,978,762
      Realized gains (losses) on sale of
         investments.........................           (2,679,947)              7,170,858            19,434,424
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......            34,572,759             26,740,247            71,413,186
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (24,712,952)             36,614,576           137,503,730
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             9,859,807             63,354,823           208,916,916
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         13,070,787  $          60,174,695  $        201,428,086
                                               ====================  =====================  ====================

                                                                                              BHFTII WESTERN
                                                      BHFTII                BHFTII           ASSET MANAGEMENT
                                                   T. ROWE PRICE        VAN ECK GLOBAL        STRATEGIC BOND
                                                 SMALL CAP GROWTH      NATURAL RESOURCES       OPPORTUNITIES
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $            404,904  $            298,818  $         22,710,078
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             4,646,485               236,564             4,168,797
      Administrative charges.................               578,602                60,543               814,736
                                               --------------------  --------------------  --------------------
         Total expenses......................             5,225,087               297,107             4,983,533
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (4,820,183)                 1,711            17,726,545
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            46,186,809                    --                    --
      Realized gains (losses) on sale of
         investments.........................            10,810,787           (2,302,992)               360,637
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            56,997,596           (2,302,992)               360,637
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            39,472,994             8,059,472               803,335
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            96,470,590             5,756,480             1,163,972
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         91,650,407  $          5,758,191  $         18,890,517
                                               ====================  ====================  ====================

                                                  BHFTII WESTERN
                                                 ASSET MANAGEMENT           BLACKROCK             CALVERT VP
                                                  U.S. GOVERNMENT    GLOBAL ALLOCATION V.I.      SRI BALANCED
                                                     DIVISION               DIVISION               DIVISION
                                               --------------------  ----------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $          3,754,534   $              1,351   $            772,427
                                               --------------------  ----------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,395,262                  1,204                550,807
      Administrative charges.................               280,723                    253                 45,414
                                               --------------------  ----------------------  --------------------
         Total expenses......................             1,675,985                  1,457                596,221
                                               --------------------  ----------------------  --------------------
           Net investment income (loss)......             2,078,549                  (106)                176,206
                                               --------------------  ----------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                  6,568              1,593,930
      Realized gains (losses) on sale of
         investments.........................               221,649                      1                861,102
                                               --------------------  ----------------------  --------------------
           Net realized gains (losses).......               221,649                  6,569              2,455,032
                                               --------------------  ----------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             2,399,994                 12,407              3,996,829
                                               --------------------  ----------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             2,621,643                 18,976              6,451,861
                                               --------------------  ----------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          4,700,192   $             18,870   $          6,628,067
                                               ====================  ======================  ====================

                                                     CALVERT VP
                                                     SRI MID CAP
                                                      DIVISION
                                               ---------------------

INVESTMENT INCOME:
      Dividends..............................  $              29,477
                                               ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 66,130
      Administrative charges.................                     --
                                               ---------------------
         Total expenses......................                 66,130
                                               ---------------------
           Net investment income (loss)......               (36,653)
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                494,200
      Realized gains (losses) on sale of
         investments.........................               (32,187)
                                               ---------------------
           Net realized gains (losses).......                462,013
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................                197,700
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                659,713
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             623,060
                                               =====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                 DELAWARE VIP          FIDELITY(R) VIP        FIDELITY(R) VIP
                                                SMALL CAP VALUE          CONTRAFUND            EQUITY-INCOME
                                                   DIVISION               DIVISION               DIVISION
                                             ---------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $                   8  $                 580  $           1,050,995
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                      5                  6,213                559,830
      Administrative charges...............                     --                    747                 41,154
                                             ---------------------  ---------------------  ---------------------
         Total expenses....................                      5                  6,960                600,984
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                      3                (6,380)                450,011
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     33                  3,942              2,766,709
      Realized gains (losses) on sale of
         investments.......................                    (1)                 11,625              (170,725)
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                     32                 15,567              2,595,984
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                   (53)                185,696              (146,123)
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                   (21)                201,263              2,449,861
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $                (18)  $             194,883  $           2,899,872
                                             =====================  =====================  =====================

                                                 FIDELITY(R) VIP       FIDELITY(R) VIP         FIDELITY(R) VIP
                                                  FREEDOM 2020          FREEDOM 2025            FREEDOM 2030
                                                    DIVISION              DIVISION                DIVISION
                                             ---------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $              40,591  $              62,775  $              54,571
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                 29,570                 44,564                 43,467
      Administrative charges...............                  1,556                  4,004                  4,711
                                             ---------------------  ---------------------  ---------------------
         Total expenses....................                 31,126                 48,568                 48,178
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                  9,465                 14,207                  6,393
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                179,200                177,222                220,534
      Realized gains (losses) on sale of
         investments.......................                 18,065                 32,370                 12,601
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                197,265                209,592                233,135
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                287,105                586,013                588,129
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                484,370                795,605                821,264
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             493,835  $             809,812  $             827,657
                                             =====================  =====================  =====================

                                                 FIDELITY(R) VIP        FIDELITY(R) VIP       FIDELITY(R) VIP
                                                  FREEDOM 2035           FREEDOM 2040          FREEDOM 2045
                                                    DIVISION               DIVISION              DIVISION
                                             ---------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $              15,479  $              12,482  $             12,160
                                             ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                 12,552                 13,538                11,612
      Administrative charges...............                  2,264                    943                 1,496
                                             ---------------------  ---------------------  --------------------
         Total expenses....................                 14,816                 14,481                13,108
                                             ---------------------  ---------------------  --------------------
           Net investment income (loss)....                    663                (1,999)                 (948)
                                             ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 32,110                 70,447                45,340
      Realized gains (losses) on sale of
         investments.......................                 13,299                 39,594               (5,370)
                                             ---------------------  ---------------------  --------------------
           Net realized gains (losses).....                 45,409                110,041                39,970
                                             ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                339,095                232,695               271,505
                                             ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                384,504                342,736               311,475
                                             ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             385,167  $             340,737  $            310,527
                                             =====================  =====================  ====================

                                                FIDELITY(R) VIP
                                                 FREEDOM 2050
                                                   DIVISION
                                             ---------------------

INVESTMENT INCOME:
      Dividends............................  $              25,941
                                             ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                 23,102
      Administrative charges...............                  1,818
                                             ---------------------
         Total expenses....................                 24,920
                                             ---------------------
           Net investment income (loss)....                  1,021
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 77,703
      Realized gains (losses) on sale of
         investments.......................                  5,810
                                             ---------------------
           Net realized gains (losses).....                 83,513
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................                584,987
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                668,500
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             669,521
                                             =====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                                              FIDELITY(R) VIP
                                                  FIDELITY(R) VIP       FIDELITY(R) VIP      GOVERNMENT MONEY
                                                 FUNDSMANAGER 50%      FUNDSMANAGER 60%           MARKET
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $          2,664,457  $          2,377,824  $             17,692
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             4,624,583             4,418,869                51,088
      Administrative charges.................                    --                    --                    --
                                               --------------------  --------------------  --------------------
         Total expenses......................             4,624,583             4,418,869                51,088
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (1,960,126)           (2,041,045)              (33,396)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             5,219,598             5,683,864                    --
      Realized gains (losses) on sale of
         investments.........................               949,448             (278,362)                    --
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......             6,169,046             5,405,502                    --
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            21,870,120            24,261,562                    --
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            28,039,166            29,667,064                    --
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         26,079,040  $         27,626,019  $           (33,396)
                                               ====================  ====================  ====================

                                                                          FIDELITY(R) VIP
                                                                         INVESTMENT GRADE        FIDELITY(R) VIP
                                               FIDELITY(R) VIP GROWTH          BOND                  MID CAP
                                                      DIVISION               DIVISION               DIVISION
                                               ----------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................   $             80,390   $            207,608  $               1,589
                                               ----------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              1,012,697                 90,843                  3,146
      Administrative charges.................                     --                     --                    392
                                               ----------------------  --------------------  ---------------------
         Total expenses......................              1,012,697                 90,843                  3,538
                                               ----------------------  --------------------  ---------------------
           Net investment income (loss)......              (932,307)                116,765                (1,949)
                                               ----------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             10,169,083                  3,424                     --
      Realized gains (losses) on sale of
         investments.........................              5,755,192                123,863                  (612)
                                               ----------------------  --------------------  ---------------------
           Net realized gains (losses).......             15,924,275                127,287                  (612)
                                               ----------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             24,009,460                510,938                 71,216
                                               ----------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             39,933,735                638,225                 70,604
                                               ----------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........   $         39,001,428   $            754,990  $              68,655
                                               ======================  ====================  =====================

                                                 FTVIPT TEMPLETON
                                                    DEVELOPING           IVY VIP ASSET        JANUS HENDERSON
                                                    MARKETS VIP            STRATEGY             ENTERPRISE
                                                     DIVISION            DIVISION (a)            DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $              1,842  $                  1  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                   357                    12                 1,071
      Administrative charges.................                    44                     2                   133
                                               --------------------  --------------------  --------------------
         Total expenses......................                   401                    14                 1,204
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 1,441                  (13)               (1,204)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 1,156                     8                10,712
      Realized gains (losses) on sale of
         investments.........................                    83                  (92)                 2,159
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                 1,239                  (84)                12,871
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 4,954                   102                15,992
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 6,193                    18                28,863
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              7,634  $                  5  $             27,659
                                               ====================  ====================  ====================

                                                      LMPVET
                                               CLEARBRIDGE VARIABLE
                                                   APPRECIATION
                                                     DIVISION
                                               --------------------

INVESTMENT INCOME:
      Dividends..............................  $                507
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                   407
      Administrative charges.................                    50
                                               --------------------
         Total expenses......................                   457
                                               --------------------
           Net investment income (loss)......                    50
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 1,563
      Realized gains (losses) on sale of
         investments.........................                 1,782
                                               --------------------
           Net realized gains (losses).......                 3,345
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                 3,271
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 6,616
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              6,666
                                               ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                     LMPVET                LMPVET                LMPVET
                                              CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE     LMPVIT WESTERN
                                                DIVIDEND STRATEGY     LARGE CAP GROWTH      SMALL CAP GROWTH       ASSET CORE PLUS
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $              1,109  $                 76  $                 --  $                787
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                   580                 3,677                   401                   302
      Administrative charges................                    72                   446                    47                    37
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................                   652                 4,123                   448                   339
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                   457               (4,047)                 (448)                   448
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   682                18,202                 4,371                    --
      Realized gains (losses) on sale of
        investments.........................                   518                20,542                 1,808                 (169)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......                 1,200                38,744                 6,179                 (169)
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 4,306                80,138                14,669                 2,480
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 5,506               118,882                20,848                 2,311
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              5,963  $            114,835  $             20,400  $              2,759
                                              ====================  ====================  ====================  ====================

                                                                            PIMCO VIT
                                               MORGAN STANLEY VIF    COMMODITYREALRETURN(R)       PIMCO VIT
                                              GLOBAL INFRASTRUCTURE         STRATEGY            DYNAMIC BOND
                                                    DIVISION                DIVISION              DIVISION
                                              ---------------------  ----------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $               896      $             1,856   $             1,295
                                              ---------------------  ----------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                  668                      334                   764
      Administrative charges................                  152                       72                   178
                                              ---------------------  ----------------------  -------------------
        Total expenses......................                  820                      406                   942
                                              ---------------------  ----------------------  -------------------
           Net investment income (loss).....                   76                    1,450                   353
                                              ---------------------  ----------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                  982                       --                   551
      Realized gains (losses) on sale of
        investments.........................                (270)                    (994)                   904
                                              ---------------------  ----------------------  -------------------
           Net realized gains (losses)......                  712                    (994)                 1,455
                                              ---------------------  ----------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................              (2,704)                    (607)                  (79)
                                              ---------------------  ----------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              (1,992)                  (1,601)                 1,376
                                              ---------------------  ----------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (1,916)      $             (151)   $             1,729
                                              =====================  ======================  ===================

                                                    PIMCO VIT         TAP 1919 VARIABLE
                                                EMERGING MARKETS     SOCIALLY RESPONSIVE
                                                      BOND                BALANCED
                                                    DIVISION              DIVISION
                                              --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $              2,144  $                254
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                   585                   257
      Administrative charges................                   134                    31
                                              --------------------  --------------------
        Total expenses......................                   719                   288
                                              --------------------  --------------------
           Net investment income (loss).....                 1,425                  (34)
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   223                 2,129
      Realized gains (losses) on sale of
        investments.........................                   303                    40
                                              --------------------  --------------------
           Net realized gains (losses)......                   526                 2,169
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                   519                 4,523
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 1,045                 6,692
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              2,470  $              6,658
                                              ====================  ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                           AMERICAN FUNDS(R) BOND           AMERICAN FUNDS(R) GLOBAL GROWTH
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ------------------------------------
                                           2020               2019               2020              2019
                                     ----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        575,154  $         860,944  $         (1,310)  $             694
   Net realized gains (losses).....         1,319,071           (68,402)             14,204             33,973
   Change in unrealized gains
     (losses) on investments.......         4,226,664          4,872,541             52,453             47,792
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         6,120,889          5,665,083             65,347             82,459
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........           895,837          1,262,146              2,146              1,820
   Net transfers (including fixed
     account)......................        12,047,508          5,560,403           (19,283)           (79,227)
   Contract charges................         (377,842)          (373,130)                 --                 --
   Transfers for Contract benefits
     and terminations..............       (8,092,059)        (9,752,029)            (9,375)           (13,682)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......         4,473,444        (3,302,610)           (26,512)           (91,089)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        10,594,333          2,362,473             38,835            (8,630)
NET ASSETS:
   Beginning of year...............        77,224,066         74,861,593            242,935            251,565
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $     87,818,399  $      77,224,066  $         281,770  $         242,935
                                     ================  =================  =================  =================

                                       AMERICAN FUNDS(R) GLOBAL SMALL
                                               CAPITALIZATION                   AMERICAN FUNDS(R) GROWTH
                                                  DIVISION                              DIVISION
                                     -----------------------------------  ------------------------------------
                                           2020               2019               2020               2019
                                     -----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (5,113,939)  $    (5,422,705)  $    (11,753,513)  $     (6,668,084)
   Net realized gains (losses).....         40,401,533        36,192,131         90,497,706        133,388,212
   Change in unrealized gains
     (losses) on investments.......         72,689,737        78,422,533        376,078,166        121,935,512
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        107,977,331       109,191,959        454,822,359        248,655,640
                                     -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,598,544         5,602,130         11,244,114         13,171,188
   Net transfers (including fixed
     account)......................       (32,708,047)      (15,564,501)       (87,262,854)       (31,504,395)
   Contract charges................        (1,630,583)       (1,791,917)        (2,718,925)        (2,687,424)
   Transfers for Contract benefits
     and terminations..............       (40,418,656)      (51,637,378)      (102,227,815)      (116,027,425)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (70,158,742)      (63,391,666)      (180,965,480)      (137,048,056)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         37,818,589        45,800,293        273,856,879        111,607,584
NET ASSETS:
   Beginning of year...............        437,123,606       391,323,313      1,023,148,092        911,540,508
                                     -----------------  ----------------  -----------------  -----------------
   End of year.....................  $     474,942,195  $    437,123,606  $   1,297,004,971  $   1,023,148,092
                                     =================  ================  =================  =================

                                                                                     BHFTI AB GLOBAL
                                       AMERICAN FUNDS(R) GROWTH-INCOME             DYNAMIC ALLOCATION
                                                  DIVISION                              DIVISION
                                     -----------------------------------  ------------------------------------
                                           2020               2019               2020               2019
                                     -----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (602,616)  $      1,436,026  $       6,509,295  $      30,397,130
   Net realized gains (losses).....         35,564,519        95,621,069         97,608,961         57,885,441
   Change in unrealized gains
     (losses) on investments.......         46,266,465        65,653,475       (51,728,783)        121,512,992
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         81,228,368       162,710,570         52,389,473        209,795,563
                                     -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          6,816,775         8,576,044          1,223,748            709,324
   Net transfers (including fixed
     account)......................       (14,906,107)      (12,640,486)       (27,350,237)       (21,679,688)
   Contract charges................        (2,416,491)       (2,663,497)       (18,779,759)       (20,256,664)
   Transfers for Contract benefits
     and terminations..............       (71,891,597)      (93,491,846)      (119,431,482)      (147,263,079)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (82,397,420)     (100,219,785)      (164,337,730)      (188,490,107)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        (1,169,052)        62,490,785      (111,948,257)         21,305,456
NET ASSETS:
   Beginning of year...............        767,275,578       704,784,793      1,348,392,149      1,327,086,693
                                     -----------------  ----------------  -----------------  -----------------
   End of year.....................  $     766,106,526  $    767,275,578  $   1,236,443,892  $   1,348,392,149
                                     =================  ================  =================  =================

                                           BHFTI AMERICAN FUNDS(R)
                                             BALANCED ALLOCATION
                                                  DIVISION
                                     ------------------------------------
                                           2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       3,665,433  $       4,462,145
   Net realized gains (losses).....         48,763,745         63,250,333
   Change in unrealized gains
     (losses) on investments.......         48,641,023         64,375,432
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        101,070,201        132,087,910
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,583,892          4,774,211
   Net transfers (including fixed
     account)......................        (3,582,796)          5,687,408
   Contract charges................        (7,516,391)        (8,002,718)
   Transfers for Contract benefits
     and terminations..............       (81,669,105)      (106,777,126)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (88,184,400)      (104,318,225)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............         12,885,801         27,769,685
NET ASSETS:
   Beginning of year...............        800,925,855        773,156,170
                                     -----------------  -----------------
   End of year.....................  $     813,811,656  $     800,925,855
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                           BHFTI AMERICAN FUNDS(R)
                                              GROWTH ALLOCATION             BHFTI AMERICAN FUNDS(R) GROWTH
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                           2020               2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       1,324,203  $      1,866,839  $    (1,430,361)  $     (2,794,478)
   Net realized gains (losses).....         34,446,052        40,276,095        52,435,070         54,937,555
   Change in unrealized gains
     (losses) on investments.......         26,639,362        43,847,086        85,040,883         31,493,558
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         62,409,617        85,990,020       136,045,592         83,636,635
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          6,285,668         5,987,264           625,840            758,372
   Net transfers (including fixed
     account)......................        (6,917,640)           886,887      (55,639,339)        (9,194,554)
   Contract charges................        (3,655,876)       (3,741,589)       (2,424,796)        (2,606,271)
   Transfers for Contract benefits
     and terminations..............       (35,928,398)      (40,791,035)      (37,847,257)       (54,188,503)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (40,216,246)      (37,658,473)      (95,285,552)       (65,230,956)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............         22,193,371        48,331,547        40,760,040         18,405,679
NET ASSETS:
   Beginning of year...............        451,501,018       403,169,471       333,656,449        315,250,770
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     473,694,389  $    451,501,018  $    374,416,489  $     333,656,449
                                     =================  ================  ================  =================

                                           BHFTI AMERICAN FUNDS(R)
                                             MODERATE ALLOCATION             BHFTI AQR GLOBAL RISK BALANCED
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ----------------------------------
                                            2020              2019               2020              2019
                                     -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       4,770,097  $       5,794,683  $     10,283,727  $     17,907,999
   Net realized gains (losses).....         37,598,807         48,405,217        66,569,870      (27,786,573)
   Change in unrealized gains
     (losses) on investments.......         38,610,347         54,684,421      (65,907,392)       186,555,019
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         80,979,251        108,884,321        10,946,205       176,676,445
                                     -----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,670,913          5,243,132         1,418,896           900,595
   Net transfers (including fixed
     account)......................       (14,774,898)        (2,177,095)      (14,211,328)      (17,054,808)
   Contract charges................        (7,562,742)        (8,076,744)      (14,767,147)      (16,117,924)
   Transfers for Contract benefits
     and terminations..............       (70,958,218)      (100,303,436)      (90,022,528)     (112,091,161)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (88,624,945)      (105,314,143)     (117,582,107)     (144,363,298)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............        (7,645,694)          3,570,178     (106,635,902)        32,313,147
NET ASSETS:
   Beginning of year...............        786,219,704        782,649,526     1,036,049,545     1,003,736,398
                                     -----------------  -----------------  ----------------  ----------------
   End of year.....................  $     778,574,010  $     786,219,704  $    929,413,643  $  1,036,049,545
                                     =================  =================  ================  ================

                                            BHFTI BLACKROCK GLOBAL
                                              TACTICAL STRATEGIES              BHFTI BLACKROCK HIGH YIELD
                                                   DIVISION                             DIVISION
                                     ------------------------------------  ------------------------------------
                                            2020               2019              2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       5,205,795  $    (18,060,994)  $          17,330  $          18,657
   Net realized gains (losses).....        135,967,798          9,952,018              (377)               (88)
   Change in unrealized gains
     (losses) on investments.......      (104,410,629)        309,920,134              8,720             32,028
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         36,762,964        301,811,158             25,673             50,597
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          1,403,679            993,414             13,502             15,646
   Net transfers (including fixed
     account)......................       (26,213,981)       (20,710,205)           (11,996)             19,832
   Contract charges................       (23,572,409)       (25,681,599)               (46)               (45)
   Transfers for Contract benefits
     and terminations..............      (152,122,933)      (191,150,413)           (26,914)           (26,061)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (200,505,644)      (236,548,803)           (25,454)              9,372
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............      (163,742,680)         65,262,355                219             59,969
NET ASSETS:
   Beginning of year...............      1,726,223,549      1,660,961,194            449,626            389,657
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $   1,562,480,869  $   1,726,223,549  $         449,845  $         449,626
                                     =================  =================  =================  =================

                                              BHFTI BRIGHTHOUSE
                                            ASSET ALLOCATION 100
                                                  DIVISION
                                     -----------------------------------
                                           2020               2019
                                     -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          61,550  $        885,561
   Net realized gains (losses).....         23,637,058        25,624,510
   Change in unrealized gains
     (losses) on investments.......         13,805,803        24,894,112
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         37,504,411        51,404,183
                                     -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          6,301,266         6,846,378
   Net transfers (including fixed
     account)......................        (5,750,288)       (2,480,387)
   Contract charges................          (449,482)         (471,958)
   Transfers for Contract benefits
     and terminations..............       (20,527,629)      (22,269,203)
                                     -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (20,426,133)      (18,375,170)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets..............         17,078,278        33,029,013
NET ASSETS:
   Beginning of year...............        237,520,246       204,491,233
                                     -----------------  ----------------
   End of year.....................  $     254,598,524  $    237,520,246
                                     =================  ================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                    BHFTI                                 BHFTI
                                          BRIGHTHOUSE BALANCED PLUS            BRIGHTHOUSE SMALL CAP VALUE
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ------------------------------------
                                           2020               2019               2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      37,824,508  $      27,768,228  $          25,479  $        (45,776)
   Net realized gains (losses).....        365,952,100         22,643,678            408,319          1,464,342
   Change in unrealized gains
     (losses) on investments.......       (42,557,558)        648,617,370          (359,019)          2,627,168
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        361,219,050        699,029,276             74,779          4,045,734
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          2,790,064          2,147,071            544,475            674,567
   Net transfers (including fixed
     account)......................         20,395,161         34,765,031          (133,290)          (867,443)
   Contract charges................       (48,811,289)       (49,927,448)           (29,261)           (35,191)
   Transfers for Contract benefits
     and terminations..............      (373,686,666)      (383,920,403)        (1,287,166)        (1,303,878)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (399,312,730)      (396,935,749)          (905,242)        (1,531,945)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (38,093,680)        302,093,527          (830,463)          2,513,789
NET ASSETS:
   Beginning of year...............      3,610,425,443      3,308,331,916         17,894,741         15,380,952
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $   3,572,331,763  $   3,610,425,443  $      17,064,278  $      17,894,741
                                     =================  =================  =================  =================

                                         BHFTI BRIGHTHOUSE/ABERDEEN             BHFTI BRIGHTHOUSE/ARTISAN
                                           EMERGING MARKETS EQUITY                    INTERNATIONAL
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ----------------------------------
                                           2020               2019             2020 (a)            2019
                                     -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         345,742  $         189,344  $              8  $            (1)
   Net realized gains (losses).....          1,846,979            615,286               395                88
   Change in unrealized gains
     (losses) on investments.......          8,426,457          7,540,114             (405)               460
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         10,619,178          8,344,744               (2)               547
                                     -----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........             89,753            111,644                --                --
   Net transfers (including fixed
     account)......................        (4,555,855)        (2,144,830)                39             (113)
   Contract charges................          (362,761)          (410,683)               (2)               (1)
   Transfers for Contract benefits
     and terminations..............        (5,225,570)        (6,784,499)           (2,125)             (349)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (10,054,433)        (9,228,368)           (2,088)             (463)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............            564,745          (883,624)           (2,090)                84
NET ASSETS:
   Beginning of year...............         46,669,817         47,553,441             2,090             2,006
                                     -----------------  -----------------  ----------------  ----------------
   End of year.....................  $      47,234,562  $      46,669,817  $             --  $          2,090
                                     =================  =================  ================  ================

                                            BHFTI BRIGHTHOUSE/EATON             BHFTI BRIGHTHOUSE/FRANKLIN
                                              VANCE FLOATING RATE                LOW DURATION TOTAL RETURN
                                                   DIVISION                              DIVISION
                                     ------------------------------------  ------------------------------------
                                            2020               2019               2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         714,272  $         909,606  $       1,447,805  $       1,527,571
   Net realized gains (losses).....          (548,543)           (84,448)          (918,768)          (395,293)
   Change in unrealized gains
     (losses) on investments.......          (395,946)            737,013          (355,786)          1,299,655
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (230,217)          1,562,171            173,251          2,431,933
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........             14,368             21,787            314,851            467,019
   Net transfers (including fixed
     account)......................        (3,359,284)          (113,083)          3,263,677          8,493,710
   Contract charges................           (55,567)           (65,763)          (542,137)          (589,867)
   Transfers for Contract benefits
     and terminations..............        (3,214,956)        (3,888,774)        (8,457,544)       (12,728,649)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......        (6,615,439)        (4,045,833)        (5,421,153)        (4,357,787)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        (6,845,656)        (2,483,662)        (5,247,902)        (1,925,854)
NET ASSETS:
   Beginning of year...............         26,783,935         29,267,597         73,642,877         75,568,731
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $      19,938,279  $      26,783,935  $      68,394,975  $      73,642,877
                                     =================  =================  =================  =================

                                          BHFTI BRIGHTHOUSE/TEMPLETON
                                              INTERNATIONAL BOND
                                                   DIVISION
                                     ------------------------------------
                                            2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         241,692  $         415,645
   Net realized gains (losses).....          (224,697)          (150,092)
   Change in unrealized gains
     (losses) on investments.......          (383,388)          (259,270)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (366,393)              6,283
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........              6,460             14,955
   Net transfers (including fixed
     account)......................            637,384            312,877
   Contract charges................           (56,745)           (65,786)
   Transfers for Contract benefits
     and terminations..............          (726,532)          (983,577)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......          (139,433)          (721,531)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............          (505,826)          (715,248)
NET ASSETS:
   Beginning of year...............          5,449,838          6,165,086
                                     -----------------  -----------------
   End of year.....................  $       4,944,012  $       5,449,838
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                        BHFTI BRIGHTHOUSE/WELLINGTON                      BHFTI
                                             LARGE CAP RESEARCH                CLARION GLOBAL REAL ESTATE
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ------------------------------------
                                           2020               2019               2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         773,455  $         869,963  $       5,108,435  $       3,361,931
   Net realized gains (losses).....         62,203,560         98,577,929            826,425          (538,799)
   Change in unrealized gains
     (losses) on investments.......         77,864,713         87,280,776       (16,050,338)         35,304,328
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        140,841,728        186,728,668       (10,115,478)         38,127,460
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,594,596          4,881,601          2,090,238          2,622,113
   Net transfers (including fixed
     account)......................       (18,145,896)       (13,237,772)          9,562,809        (7,272,448)
   Contract charges................          (548,628)          (616,685)          (638,953)          (782,162)
   Transfers for Contract benefits
     and terminations..............       (62,308,692)       (72,686,880)       (16,906,569)       (22,219,962)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (76,408,620)       (81,659,736)        (5,892,475)       (27,652,459)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         64,433,108        105,068,932       (16,007,953)         10,475,001
NET ASSETS:
   Beginning of year...............        741,294,779        636,225,847        182,528,745        172,053,744
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $     805,727,887  $     741,294,779  $     166,520,792  $     182,528,745
                                     =================  =================  =================  =================

                                            BHFTI HARRIS OAKMARK                      BHFTI INVESCO
                                                INTERNATIONAL                   BALANCED-RISK ALLOCATION
                                                  DIVISION                              DIVISION
                                     ------------------------------------  -----------------------------------
                                           2020               2019               2020              2019
                                     -----------------  -----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       7,382,828  $       4,063,871  $     17,702,686  $     (5,903,169)
   Net realized gains (losses).....        (3,704,789)         25,522,746        16,565,236        (4,110,620)
   Change in unrealized gains
     (losses) on investments.......         21,388,533         57,501,967         (230,264)         71,138,882
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         25,066,572         87,088,584        34,037,658         61,125,093
                                     -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          5,510,753          6,456,415           531,775            234,495
   Net transfers (including fixed
     account)......................          2,024,962       (13,461,208)       (8,978,169)        (4,322,226)
   Contract charges................        (1,934,476)        (2,320,252)       (6,177,085)        (6,687,964)
   Transfers for Contract benefits
     and terminations..............       (37,997,552)       (50,635,078)      (44,600,059)       (50,823,320)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (32,396,313)       (59,960,123)      (59,223,538)       (61,599,015)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        (7,329,741)         27,128,461      (25,185,880)          (473,922)
NET ASSETS:
   Beginning of year...............        425,579,613        398,451,152       461,843,455        462,317,377
                                     -----------------  -----------------  ----------------  -----------------
   End of year.....................  $     418,249,872  $     425,579,613  $    436,657,575  $     461,843,455
                                     =================  =================  ================  =================

                                           BHFTI INVESCO COMSTOCK             BHFTI INVESCO GLOBAL EQUITY
                                                  DIVISION                             DIVISION
                                     ----------------------------------  -----------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $            488  $            540  $     (1,145,075)  $      (829,985)
   Net realized gains (losses).....               969             6,181         12,463,468        40,147,827
   Change in unrealized gains
     (losses) on investments.......           (2,916)             4,696         48,619,406        25,946,498
                                     ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............           (1,459)            11,417         59,937,799        65,264,340
                                     ----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                --                --          2,611,477         3,080,059
   Net transfers (including fixed
     account)......................             3,796               146       (15,922,074)       (4,932,382)
   Contract charges................               (4)               (3)          (920,208)       (1,027,087)
   Transfers for Contract benefits
     and terminations..............           (5,547)           (3,277)       (25,404,149)      (27,439,373)
                                     ----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......           (1,755)           (3,134)       (39,634,954)      (30,318,783)
                                     ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............           (3,214)             8,283         20,302,845        34,945,557
NET ASSETS:
   Beginning of year...............            57,870            49,587        261,214,721       226,269,164
                                     ----------------  ----------------  -----------------  ----------------
   End of year.....................  $         54,656  $         57,870  $     281,517,566  $    261,214,721
                                     ================  ================  =================  ================

                                                     BHFTI
                                           INVESCO SMALL CAP GROWTH
                                                   DIVISION
                                     ------------------------------------
                                            2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (648,300)  $       (640,903)
   Net realized gains (losses).....          2,631,682          7,293,224
   Change in unrealized gains
     (losses) on investments.......         23,163,417          3,700,553
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         25,146,799         10,352,874
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........            639,070            774,674
   Net transfers (including fixed
     account)......................             76,156          (567,462)
   Contract charges................          (181,401)          (193,396)
   Transfers for Contract benefits
     and terminations..............        (5,481,199)        (6,415,557)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......        (4,947,374)        (6,401,741)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............         20,199,425          3,951,133
NET ASSETS:
   Beginning of year...............         51,053,864         47,102,731
                                     -----------------  -----------------
   End of year.....................  $      71,253,289  $      51,053,864
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                                                    BHFTI JPMORGAN
                                          BHFTI JPMORGAN CORE BOND             GLOBAL ACTIVE ALLOCATION
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                           2020               2019              2020               2019
                                     ----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      1,390,131  $       2,515,383  $       7,849,780  $     12,072,983
   Net realized gains (losses).....           286,305          (286,718)         28,209,593         4,858,766
   Change in unrealized gains
     (losses) on investments.......         2,786,121          3,014,432         39,125,127        98,744,637
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         4,462,557          5,243,097         75,184,500       115,676,386
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........           124,347            220,665            399,012           207,898
   Net transfers (including fixed
     account)......................         7,591,087          2,574,123       (19,151,762)      (11,791,822)
   Contract charges................         (627,887)          (694,814)       (10,714,610)      (11,346,377)
   Transfers for Contract benefits
     and terminations..............      (10,478,393)       (14,315,743)       (78,778,097)      (77,253,420)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (3,390,846)       (12,215,769)      (108,245,457)     (100,183,721)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         1,071,711        (6,972,672)       (33,060,957)        15,492,665
NET ASSETS:
   Beginning of year...............        74,354,984         81,327,656        803,699,960       788,207,295
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $     75,426,695  $      74,354,984  $     770,639,003  $    803,699,960
                                     ================  =================  =================  ================

                                                    BHFTI                         BHFTI LOOMIS SAYLES
                                          JPMORGAN SMALL CAP VALUE                 GLOBAL ALLOCATION
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                           2020               2019              2020               2019
                                     ----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        (8,978)  $        (32,715)  $       (562,889)  $        236,754
   Net realized gains (losses).....         (388,762)          1,866,529          9,681,945        12,574,697
   Change in unrealized gains
     (losses) on investments.......         1,812,380          1,229,221          3,298,239        11,124,691
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         1,414,640          3,063,035         12,417,295        23,936,142
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........            42,377             41,392            937,456         1,005,131
   Net transfers (including fixed
     account)......................           554,985            926,712        (2,676,303)       (1,854,222)
   Contract charges................         (121,712)          (145,568)          (643,517)         (718,693)
   Transfers for Contract benefits
     and terminations..............       (1,858,934)        (2,591,872)       (11,924,345)      (13,454,986)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (1,383,284)        (1,769,336)       (14,306,709)      (15,022,770)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............            31,356          1,293,699        (1,889,414)         8,913,372
NET ASSETS:
   Beginning of year...............        18,936,921         17,643,222        107,109,800        98,196,428
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $     18,968,277  $      18,936,921  $     105,220,386  $    107,109,800
                                     ================  =================  =================  ================

                                                     BHFTI                            BHFTI METLIFE
                                             LOOMIS SAYLES GROWTH               MULTI-INDEX TARGETED RISK
                                                   DIVISION                             DIVISION
                                     ------------------------------------  -----------------------------------
                                            2020               2019              2020               2019
                                     -----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (2,723,129)  $     (1,897,056)  $       7,762,640  $      7,830,063
   Net realized gains (losses).....        172,776,482         78,617,917         78,086,344         7,415,422
   Change in unrealized gains
     (losses) on investments.......       (48,166,763)         15,869,923       (46,068,839)       143,288,748
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        121,886,590         92,590,784         39,780,145       158,534,233
                                     -----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,950,774          5,976,940            637,273           446,277
   Net transfers (including fixed
     account)......................       (54,502,976)       (13,010,605)        (2,857,384)       (1,276,939)
   Contract charges................        (2,651,438)        (2,861,151)       (11,532,770)      (12,111,379)
   Transfers for Contract benefits
     and terminations..............       (50,155,264)       (60,285,423)       (79,072,598)      (81,418,407)
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (102,358,904)       (70,180,239)       (92,825,479)      (94,360,448)
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         19,527,686         22,410,545       (53,045,334)        64,173,785
NET ASSETS:
   Beginning of year...............        467,060,137        444,649,592        884,702,376       820,528,591
                                     -----------------  -----------------  -----------------  ----------------
   End of year.....................  $     486,587,823  $     467,060,137  $     831,657,042  $    884,702,376
                                     =================  =================  =================  ================

                                                     BHFTI
                                         MFS(R) RESEARCH INTERNATIONAL
                                                   DIVISION
                                     ------------------------------------
                                            2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       1,688,540  $         318,965
   Net realized gains (losses).....          6,958,191          9,418,963
   Change in unrealized gains
     (losses) on investments.......          9,411,537         29,093,941
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         18,058,268         38,831,869
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          1,932,064          2,227,473
   Net transfers (including fixed
     account)......................            455,816        (4,713,814)
   Contract charges................          (722,941)          (814,004)
   Transfers for Contract benefits
     and terminations..............       (15,477,356)       (21,104,066)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (13,812,417)       (24,404,411)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............          4,245,851         14,427,458
NET ASSETS:
   Beginning of year...............        168,375,370        153,947,912
                                     -----------------  -----------------
   End of year.....................  $     172,621,221  $     168,375,370
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                           BHFTI MORGAN STANLEY                  BHFTI PANAGORA
                                                 DISCOVERY                   GLOBAL DIVERSIFIED RISK
                                                 DIVISION                           DIVISION
                                    ----------------------------------  ----------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $    (7,663,721)  $    (5,193,811)  $      1,602,289  $      1,607,188
   Net realized gains (losses)....       153,359,181       101,980,573         5,970,985           600,969
   Change in unrealized gains
     (losses) on investments......       439,136,144        33,077,464         1,365,825        12,276,179
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       584,831,604       129,864,226         8,939,099        14,484,336
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........         5,635,010         6,142,870            19,619            47,910
   Net transfers (including fixed
     account).....................      (38,986,130)       (8,899,013)        11,963,712         6,157,129
   Contract charges...............         (618,806)         (516,964)       (1,240,540)       (1,162,001)
   Transfers for Contract benefits
     and terminations.............      (54,419,213)      (42,848,305)       (6,906,384)       (7,680,578)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....      (88,389,139)      (46,121,412)         3,836,407       (2,637,540)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............       496,442,465        83,742,814        12,775,506        11,846,796
NET ASSETS:
   Beginning of year..............       423,750,247       340,007,433        84,293,104        72,446,308
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $    920,192,712  $    423,750,247  $     97,068,610  $     84,293,104
                                    ================  ================  ================  ================

                                                BHFTI PIMCO
                                         INFLATION PROTECTED BOND             BHFTI PIMCO TOTAL RETURN
                                                 DIVISION                             DIVISION
                                    -----------------------------------  -----------------------------------
                                           2020              2019              2020               2019
                                    -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       4,535,533  $      7,316,624  $     17,008,900  $      12,391,429
   Net realized gains (losses)....        (3,299,101)       (6,024,723)         3,510,190        (1,279,381)
   Change in unrealized gains
     (losses) on investments......         28,967,594        21,800,541        27,043,093         40,752,158
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         30,204,026        23,092,442        47,562,183         51,864,206
                                    -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........          2,151,448         2,370,863         5,059,209          6,189,828
   Net transfers (including fixed
     account).....................         10,933,166         3,892,040        34,809,356         13,159,485
   Contract charges...............        (2,615,019)       (2,849,692)       (4,909,464)        (5,359,326)
   Transfers for Contract benefits
     and terminations.............       (37,429,568)      (48,426,223)      (82,551,445)      (108,372,981)
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....       (26,959,973)      (45,013,012)      (47,592,344)       (94,382,994)
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets.............          3,244,053      (21,920,570)          (30,161)       (42,518,788)
NET ASSETS:
   Beginning of year..............        327,258,585       349,179,155       715,395,370        757,914,158
                                    -----------------  ----------------  ----------------  -----------------
   End of year....................  $     330,502,638  $    327,258,585  $    715,365,209  $     715,395,370
                                    =================  ================  ================  =================

                                                   BHFTI                             BHFTI SSGA
                                       SCHRODERS GLOBAL MULTI-ASSET             GROWTH AND INCOME ETF
                                                 DIVISION                             DIVISION
                                    -----------------------------------  -----------------------------------
                                          2020              2019                2020              2019
                                    ----------------  -----------------   ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      3,803,281  $       1,846,847   $      8,897,011  $      7,544,782
   Net realized gains (losses)....        42,809,773          5,491,382         24,302,608        40,500,192
   Change in unrealized gains
     (losses) on investments......      (44,616,426)        138,174,665         14,978,644        67,284,467
                                    ----------------  -----------------   ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         1,996,628        145,512,894         48,178,263       115,329,441
                                    ----------------  -----------------   ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........           452,168            225,416          2,626,377         2,610,417
   Net transfers (including fixed
     account).....................      (21,051,439)       (23,182,197)       (15,966,504)      (12,230,355)
   Contract charges...............      (10,177,753)       (11,186,763)        (7,153,374)       (7,759,945)
   Transfers for Contract benefits
     and terminations.............      (70,721,468)       (76,856,105)       (63,221,576)      (97,729,510)
                                    ----------------  -----------------   ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....     (101,498,492)      (110,999,649)       (83,715,077)     (115,109,393)
                                    ----------------  -----------------   ----------------  ----------------
     Net increase (decrease)
        in net assets.............      (99,501,864)         34,513,245       (35,536,814)           220,048
NET ASSETS:
   Beginning of year..............       802,843,446        768,330,201        680,226,971       680,006,923
                                    ----------------  -----------------   ----------------  ----------------
   End of year....................  $    703,341,582  $     802,843,446   $    644,690,157  $    680,226,971
                                    ================  =================   ================  ================

                                           BHFTI SSGA GROWTH ETF
                                                 DIVISION
                                    -----------------------------------
                                          2020               2019
                                    -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       1,446,089  $        986,073
   Net realized gains (losses)....          4,673,682         9,305,911
   Change in unrealized gains
     (losses) on investments......          4,092,403        15,190,143
                                    -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         10,212,174        25,482,127
                                    -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........          1,892,489         2,038,398
   Net transfers (including fixed
     account).....................        (5,790,328)       (2,541,321)
   Contract charges...............          (959,136)       (1,011,665)
   Transfers for Contract benefits
     and terminations.............       (12,872,803)      (13,076,107)
                                    -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....       (17,729,778)      (14,590,695)
                                    -----------------  ----------------
     Net increase (decrease)
        in net assets.............        (7,517,604)        10,891,432
NET ASSETS:
   Beginning of year..............        138,322,296       127,430,864
                                    -----------------  ----------------
   End of year....................  $     130,804,692  $    138,322,296
                                    =================  ================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                    BHFTI                                BHFTI
                                        T. ROWE PRICE LARGE CAP VALUE        T. ROWE PRICE MID CAP GROWTH
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ----------------------------------
                                           2020              2019               2020              2019
                                     ----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         15,535  $           4,151  $    (5,280,242)  $    (5,560,003)
   Net realized gains (losses).....             3,920             52,011        51,803,519        86,982,240
   Change in unrealized gains
     (losses) on investments.......            34,047             56,272        49,384,564        39,892,914
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            53,502            112,434        95,907,841       121,315,151
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........               932              2,873         6,364,380         7,135,506
   Net transfers (including fixed
     account)......................          (82,633)            215,404      (33,270,264)      (17,032,434)
   Contract charges................              (36)               (46)       (1,883,211)       (2,079,281)
   Transfers for Contract benefits
     and terminations..............          (11,768)           (13,941)      (46,231,297)      (54,904,806)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......          (93,505)            204,290      (75,020,392)      (66,881,015)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............          (40,003)            316,724        20,887,449        54,434,136
NET ASSETS:
   Beginning of year...............           725,942            409,218       484,527,095       430,092,959
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $        685,939  $         725,942  $    505,414,544  $    484,527,095
                                     ================  =================  ================  ================

                                                                                         BHFTI
                                         BHFTI TCW CORE FIXED INCOME        VICTORY SYCAMORE MID CAP VALUE
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                            2020              2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $           4,288  $          4,688  $        840,222  $       (305,954)
   Net realized gains (losses).....             16,400             (523)        16,916,428         11,978,822
   Change in unrealized gains
     (losses) on investments.......            (2,902)            12,867         3,802,161         73,696,007
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............             17,786            17,032        21,558,811         85,368,875
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                 --                --         3,232,576          3,732,581
   Net transfers (including fixed
     account)......................           (10,722)           136,113       (2,159,042)        (9,292,023)
   Contract charges................                (2)               (2)       (1,095,497)        (1,274,070)
   Transfers for Contract benefits
     and terminations..............          (195,025)         (150,865)      (31,543,793)       (43,941,710)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......          (205,749)          (14,754)      (31,565,756)       (50,775,222)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............          (187,963)             2,278      (10,006,945)         34,593,653
NET ASSETS:
   Beginning of year...............            240,520           238,242       361,807,709        327,214,056
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $          52,557  $        240,520  $    351,800,764  $     361,807,709
                                     =================  ================  ================  =================

                                             BHFTI WELLS CAPITAL                 BHFTI WESTERN ASSET
                                          MANAGEMENT MID CAP VALUE          MANAGEMENT GOVERNMENT INCOME
                                                  DIVISION                            DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        (1,207)  $        (2,193)  $       4,507,060  $       5,722,869
   Net realized gains (losses).....             5,226            10,018          2,430,380        (1,086,935)
   Change in unrealized gains
     (losses) on investments.......          (20,151)            88,754         17,153,359         18,826,412
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (16,132)            96,579         24,090,799         23,462,346
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                --                --            687,605            358,224
   Net transfers (including fixed
     account)......................          (22,339)           (8,603)         75,174,345         30,093,768
   Contract charges................               (7)               (9)        (6,518,386)        (6,279,415)
   Transfers for Contract benefits
     and terminations..............         (100,512)           (8,522)       (71,581,650)       (68,059,841)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......         (122,858)          (17,134)        (2,238,086)       (43,887,264)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         (138,990)            79,445         21,852,713       (20,424,918)
NET ASSETS:
   Beginning of year...............           368,958           289,513        376,497,264        396,922,182
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $        229,968  $        368,958  $     398,349,977  $     376,497,264
                                     ================  ================  =================  =================

                                                   BHFTII
                                     BAILLIE GIFFORD INTERNATIONAL STOCK
                                                  DIVISION
                                     ------------------------------------
                                           2020               2019
                                     ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        779,866  $        (24,199)
   Net realized gains (losses).....         9,889,901          8,966,511
   Change in unrealized gains
     (losses) on investments.......        17,623,238         22,444,859
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        28,293,005         31,387,171
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........           931,187          1,040,810
   Net transfers (including fixed
     account)......................       (1,244,055)        (2,480,958)
   Contract charges................         (339,203)          (348,931)
   Transfers for Contract benefits
     and terminations..............      (10,357,185)       (12,641,120)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (11,009,256)       (14,430,199)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............        17,283,749         16,956,972
NET ASSETS:
   Beginning of year...............       123,603,248        106,646,276
                                     ----------------  -----------------
   End of year.....................  $    140,886,997  $     123,603,248
                                     ================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                    BHFTII                                 BHFTII
                                             BLACKROCK BOND INCOME             BLACKROCK CAPITAL APPRECIATION
                                                   DIVISION                               DIVISION
                                      ------------------------------------  ------------------------------------
                                            2020               2019               2020                2019
                                      -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       8,026,392  $       9,155,045  $     (2,561,674)  $     (2,366,185)
   Net realized gains (losses)......          1,424,032          (715,232)         35,489,561         40,823,183
   Change in unrealized gains
     (losses) on investments........         15,602,773         22,564,409         33,799,658         11,816,940
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         25,053,197         31,004,222         66,727,545         50,273,938
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........          3,000,255          3,149,187          2,143,896          2,183,565
   Net transfers (including fixed
     account).......................         22,414,370         11,907,260        (8,578,450)        (4,113,483)
   Contract charges.................        (1,911,579)        (2,032,761)          (951,732)          (996,715)
   Transfers for Contract benefits
     and terminations...............       (44,199,935)       (50,890,243)       (21,900,122)       (24,993,256)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......       (20,696,889)       (37,866,557)       (29,286,408)       (27,919,889)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          4,356,308        (6,862,335)         37,441,137         22,354,049
NET ASSETS:
   Beginning of year................        384,830,691        391,693,026        192,688,204        170,334,155
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     389,186,999  $     384,830,691  $     230,129,341  $     192,688,204
                                      =================  =================  =================  =================

                                                     BHFTII                               BHFTII
                                         BLACKROCK ULTRA-SHORT TERM BOND      BRIGHTHOUSE ASSET ALLOCATION 20
                                                    DIVISION                             DIVISION
                                      ------------------------------------  ------------------------------------
                                             2020              2019               2020                2019
                                      -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         189,931  $         143,958  $       4,742,568  $       3,007,685
   Net realized gains (losses)......             69,509            212,191          6,662,956          5,325,712
   Change in unrealized gains
     (losses) on investments........          (761,962)           (66,778)         12,184,016         24,533,395
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (502,522)            289,371         23,589,540         32,866,792
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........            157,528            615,540          2,104,951          2,632,662
   Net transfers (including fixed
     account).......................         14,465,808          9,792,612          4,760,399          7,348,281
   Contract charges.................          (481,466)          (463,649)        (2,450,958)        (2,607,707)
   Transfers for Contract benefits
     and terminations...............       (11,146,935)       (15,615,135)       (38,435,664)       (54,200,802)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......          2,994,935        (5,670,632)       (34,021,272)       (46,827,566)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          2,492,413        (5,381,261)       (10,431,732)       (13,960,774)
NET ASSETS:
   Beginning of year................         44,981,636         50,362,897        321,894,499        335,855,273
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $      47,474,049  $      44,981,636  $     311,462,767  $     321,894,499
                                      =================  =================  =================  =================

                                                     BHFTII                                BHFTII
                                         BRIGHTHOUSE ASSET ALLOCATION 40       BRIGHTHOUSE ASSET ALLOCATION 60
                                                    DIVISION                              DIVISION
                                      ------------------------------------  -------------------------------------
                                             2020               2019               2020               2019
                                      -----------------  -----------------   -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      12,076,689  $       8,582,710   $      28,175,408  $      22,830,820
   Net realized gains (losses)......         40,360,651         49,800,145         212,327,428        288,576,106
   Change in unrealized gains
     (losses) on investments........         23,436,358         65,082,764          99,879,881        217,905,244
                                      -----------------  -----------------   -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         75,873,698        123,465,619         340,382,717        529,312,170
                                      -----------------  -----------------   -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........          6,598,803          7,049,050          27,409,116         30,549,308
   Net transfers (including fixed
     account).......................        (9,619,760)        (8,404,807)        (63,505,425)       (49,443,622)
   Contract charges.................        (7,049,456)        (7,650,574)        (26,296,980)       (28,714,056)
   Transfers for Contract benefits
     and terminations...............       (99,473,166)      (131,384,552)       (311,735,085)      (447,158,718)
                                      -----------------  -----------------   -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......      (109,543,579)      (140,390,883)       (374,128,374)      (494,767,088)
                                      -----------------  -----------------   -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (33,669,881)       (16,925,264)        (33,745,657)         34,545,082
NET ASSETS:
   Beginning of year................        908,735,683        925,660,947       3,165,966,352      3,131,421,270
                                      -----------------  -----------------   -----------------  -----------------
   End of year......................  $     875,065,802  $     908,735,683   $   3,132,220,695  $   3,165,966,352
                                      =================  =================   =================  =================

                                                     BHFTII
                                         BRIGHTHOUSE ASSET ALLOCATION 80
                                                    DIVISION
                                      ------------------------------------
                                            2020                2019
                                      -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       9,121,825  $       8,601,170
   Net realized gains (losses)......        152,914,504        187,227,492
   Change in unrealized gains
     (losses) on investments........         60,188,388        129,654,338
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        222,224,717        325,483,000
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........         24,124,224         28,013,944
   Net transfers (including fixed
     account).......................       (45,714,163)       (27,752,718)
   Contract charges.................       (10,534,672)       (11,238,395)
   Transfers for Contract benefits
     and terminations...............      (138,075,799)      (177,932,532)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......      (170,200,410)      (188,909,701)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............         52,024,307        136,573,299
NET ASSETS:
   Beginning of year................      1,670,394,964      1,533,821,665
                                      -----------------  -----------------
   End of year......................  $   1,722,419,271  $   1,670,394,964
                                      =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                   BHFTII                   BHFTII BRIGHTHOUSE/DIMENSIONAL
                                      BRIGHTHOUSE/ARTISAN MID CAP VALUE       INTERNATIONAL SMALL COMPANY
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                           2020               2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (648,717)  $    (1,172,747)  $         83,460  $        (18,271)
   Net realized gains (losses).....          1,104,026        22,815,991         (167,783)            423,121
   Change in unrealized gains
     (losses) on investments.......          8,080,216        14,827,912           593,647          1,067,987
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          8,535,525        36,471,156           509,324          1,472,837
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          1,815,217         2,327,881            20,526             22,400
   Net transfers (including fixed
     account)......................        (2,396,615)       (2,713,532)         (363,172)          (203,256)
   Contract charges................          (438,671)         (516,750)          (40,002)           (46,470)
   Transfers for Contract benefits
     and terminations..............       (15,428,011)      (21,091,330)         (741,159)          (791,499)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (16,448,080)      (21,993,731)       (1,123,807)        (1,018,825)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        (7,912,555)        14,477,425         (614,483)            454,012
NET ASSETS:
   Beginning of year...............        186,211,530       171,734,105         7,739,398          7,285,386
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     178,298,975  $    186,211,530  $      7,124,915  $       7,739,398
                                     =================  ================  ================  =================

                                                   BHFTII                     BHFTII BRIGHTHOUSE/WELLINGTON
                                       BRIGHTHOUSE/WELLINGTON BALANCED          CORE EQUITY OPPORTUNITIES
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ------------------------------------
                                            2020              2019               2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       5,197,233  $       5,150,865  $         909,892  $         999,695
   Net realized gains (losses).....         31,868,837         39,992,173         57,851,428         52,568,075
   Change in unrealized gains
     (losses) on investments.......         48,657,548         62,262,103       (15,212,853)         75,569,821
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         85,723,618        107,405,141         43,548,467        129,137,591
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,306,177          4,442,449          4,100,080          4,827,594
   Net transfers (including fixed
     account)......................        (5,447,805)          (897,432)        (7,896,223)       (16,447,091)
   Contract charges................          (270,566)          (270,272)        (2,087,063)        (2,366,209)
   Transfers for Contract benefits
     and terminations..............       (48,399,470)       (57,719,232)       (54,517,414)       (65,986,619)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (49,811,664)       (54,444,487)       (60,400,620)       (79,972,325)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         35,911,954         52,960,654       (16,852,153)         49,165,266
NET ASSETS:
   Beginning of year...............        574,717,552        521,756,898        520,632,824        471,467,558
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $     610,629,506  $     574,717,552  $     503,780,671  $     520,632,824
                                     =================  =================  =================  =================

                                       BHFTII FRONTIER MID CAP GROWTH           BHFTII JENNISON GROWTH
                                                  DIVISION                             DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020               2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (5,925,076)  $    (5,934,746)  $     (2,823,468)  $     (2,048,915)
   Net realized gains (losses).....        67,085,888        77,351,237         39,012,211         34,705,962
   Change in unrealized gains
     (losses) on investments.......        74,213,352        56,953,993         69,169,806         21,893,810
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       135,374,164       128,370,484        105,358,549         54,550,857
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         2,801,014         2,828,849          3,059,590          2,836,570
   Net transfers (including fixed
     account)......................      (18,852,946)       (8,455,328)        (3,120,525)        (3,584,762)
   Contract charges................         (460,262)         (519,246)        (1,108,541)        (1,061,905)
   Transfers for Contract benefits
     and terminations..............      (40,875,080)      (50,445,538)       (26,022,423)       (26,788,190)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (57,387,274)      (56,591,263)       (27,191,899)       (28,598,287)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        77,986,890        71,779,221         78,166,650         25,952,570
NET ASSETS:
   Beginning of year...............       494,555,658       422,776,437        211,338,418        185,385,848
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $    572,542,548  $    494,555,658  $     289,505,068  $     211,338,418
                                     ================  ================  =================  =================

                                                   BHFTII
                                        LOOMIS SAYLES SMALL CAP CORE
                                                  DIVISION
                                     ------------------------------------
                                           2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (1,648,415)  $     (1,941,088)
   Net realized gains (losses).....         11,007,626         17,821,439
   Change in unrealized gains
     (losses) on investments.......          6,382,559         17,213,486
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         15,741,770         33,093,837
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          1,467,971          1,723,070
   Net transfers (including fixed
     account)......................        (3,362,707)        (3,265,419)
   Contract charges................          (529,940)          (625,706)
   Transfers for Contract benefits
     and terminations..............       (14,191,055)       (17,604,831)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (16,615,731)       (19,772,886)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............          (873,961)         13,320,951
NET ASSETS:
   Beginning of year...............        157,396,600        144,075,649
                                     -----------------  -----------------
   End of year.....................  $     156,522,639  $     157,396,600
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                   BHFTII                               BHFTII
                                       LOOMIS SAYLES SMALL CAP GROWTH        METLIFE AGGREGATE BOND INDEX
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ----------------------------------
                                           2020              2019               2020              2019
                                     ----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (676,408)  $       (725,106)  $     13,072,264  $     17,115,682
   Net realized gains (losses).....         7,560,022         10,664,929         7,071,864       (1,121,173)
   Change in unrealized gains
     (losses) on investments.......         9,885,408          3,049,705        31,503,576        50,141,578
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        16,769,022         12,989,528        51,647,704        66,136,087
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........           880,325          1,238,124        10,864,000        12,914,091
   Net transfers (including fixed
     account)......................       (4,352,865)        (4,816,218)        49,566,755        33,868,624
   Contract charges................         (127,460)          (137,048)       (5,593,760)       (5,763,673)
   Transfers for Contract benefits
     and terminations..............       (4,496,437)        (6,136,513)     (109,045,885)     (129,119,645)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (8,096,437)          9,851,655      (54,208,890)      (88,100,603)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............         8,672,585          3,137,873       (2,561,186)      (21,964,516)
NET ASSETS:
   Beginning of year...............        57,340,292         54,202,419       952,097,631       974,062,147
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $     66,012,877  $      57,340,292  $    949,536,445  $    952,097,631
                                     ================  =================  ================  ================

                                                   BHFTII                               BHFTII
                                         METLIFE MID CAP STOCK INDEX          METLIFE MSCI EAFE(R) INDEX
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                            2020              2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         319,781  $      (136,167)  $      7,601,556  $       5,840,232
   Net realized gains (losses).....         36,524,964        58,682,932         7,281,489          9,402,473
   Change in unrealized gains
     (losses) on investments.......         22,452,963        46,963,956        16,429,135         67,122,990
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         59,297,708       105,510,721        31,312,180         82,365,695
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          7,767,987         8,435,838         7,860,084          8,595,719
   Net transfers (including fixed
     account)......................       (17,954,834)       (9,101,418)         8,010,588        (3,208,128)
   Contract charges................        (1,551,495)       (1,767,289)       (1,670,310)        (1,882,376)
   Transfers for Contract benefits
     and terminations..............       (42,382,787)      (56,011,975)      (39,276,779)       (50,014,039)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (54,121,129)      (58,444,844)      (25,076,417)       (46,508,824)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............          5,176,579        47,065,877         6,235,763         35,856,871
NET ASSETS:
   Beginning of year...............        500,876,128       453,810,251       460,668,541        424,811,670
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     506,052,707  $    500,876,128  $    466,904,304  $     460,668,541
                                     =================  ================  ================  =================

                                                   BHFTII
                                        METLIFE RUSSELL 2000(R) INDEX        BHFTII METLIFE STOCK INDEX
                                                  DIVISION                            DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         39,630  $      (652,985)  $      16,665,539  $      23,865,465
   Net realized gains (losses).....        26,713,820        40,157,546        316,872,651        360,303,625
   Change in unrealized gains
     (losses) on investments.......        31,044,533        29,107,534        126,015,016        362,005,319
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        57,797,983        68,612,095        459,553,206        746,174,409
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         5,454,391         6,008,560         31,569,454         34,822,360
   Net transfers (including fixed
     account)......................      (20,416,201)       (5,242,046)      (101,965,375)       (85,323,679)
   Contract charges................         (827,113)         (924,789)        (6,187,543)        (6,740,639)
   Transfers for Contract benefits
     and terminations..............      (26,100,918)      (35,159,265)      (265,605,717)      (321,195,823)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (41,889,841)      (35,317,540)      (342,189,181)      (378,437,781)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        15,908,142        33,294,555        117,364,025        367,736,628
NET ASSETS:
   Beginning of year...............       330,807,385       297,512,830      3,037,442,351      2,669,705,723
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $    346,715,527  $    330,807,385  $   3,154,806,376  $   3,037,442,351
                                     ================  ================  =================  =================

                                         BHFTII MFS(R) TOTAL RETURN
                                                  DIVISION
                                     -----------------------------------
                                           2020               2019
                                     ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      1,237,643  $       1,261,872
   Net realized gains (losses).....         6,383,046          6,661,877
   Change in unrealized gains
     (losses) on investments.......         1,056,451         12,979,256
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         8,677,140         20,903,005
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         1,164,619          1,832,449
   Net transfers (including fixed
     account)......................       (2,731,520)        (1,161,310)
   Contract charges................         (347,189)          (387,431)
   Transfers for Contract benefits
     and terminations..............      (12,780,101)       (14,940,451)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (14,694,191)       (14,656,743)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............       (6,017,051)          6,246,262
NET ASSETS:
   Beginning of year...............       123,762,477        117,516,215
                                     ----------------  -----------------
   End of year.....................  $    117,745,426  $     123,762,477
                                     ================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                             BHFTII MFS(R) VALUE            BHFTII NEUBERGER BERMAN GENESIS
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ----------------------------------
                                           2020              2019               2020              2019
                                     ----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      3,210,980  $       3,197,436  $    (3,180,128)  $    (3,220,414)
   Net realized gains (losses).....        34,572,759         44,735,533        26,740,247        47,243,379
   Change in unrealized gains
     (losses) on investments.......      (24,712,952)        111,976,103        36,614,576        24,540,804
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        13,070,787        159,909,072        60,174,695        68,563,769
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         6,613,410          7,843,428         2,717,284         3,170,581
   Net transfers (including fixed
     account)......................         5,460,026       (18,657,920)      (11,168,285)       (6,013,785)
   Contract charges................       (2,440,109)        (2,795,296)         (542,365)         (593,470)
   Transfers for Contract benefits
     and terminations..............      (60,538,325)       (78,948,030)      (27,319,796)      (32,896,043)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (50,904,998)       (92,557,818)      (36,313,162)      (36,332,717)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............      (37,834,211)         67,351,254        23,861,533        32,231,052
NET ASSETS:
   Beginning of year...............       665,585,348        598,234,094       287,729,651       255,498,599
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $    627,751,137  $     665,585,348  $    311,591,184  $    287,729,651
                                     ================  =================  ================  ================

                                                   BHFTII                               BHFTII
                                       T. ROWE PRICE LARGE CAP GROWTH       T. ROWE PRICE SMALL CAP GROWTH
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                            2020              2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (7,488,830)  $    (5,947,701)  $    (4,820,183)  $     (5,318,978)
   Net realized gains (losses).....         71,413,186       100,018,050        56,997,596         74,356,419
   Change in unrealized gains
     (losses) on investments.......        137,503,730        57,457,041        39,472,994         48,190,740
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        201,428,086       151,527,390        91,650,407        117,228,181
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          9,277,398        10,658,733         5,723,882          7,175,857
   Net transfers (including fixed
     account)......................       (39,247,424)       (7,114,717)      (23,111,025)       (10,730,133)
   Contract charges................        (1,982,277)       (1,983,864)       (1,038,633)        (1,152,953)
   Transfers for Contract benefits
     and terminations..............       (60,682,479)      (63,080,131)      (37,758,660)       (45,286,632)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (92,634,782)      (61,519,979)      (56,184,436)       (49,993,861)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        108,793,304        90,007,411        35,465,971         67,234,320
NET ASSETS:
   Beginning of year...............        629,369,388       539,361,977       455,812,251        388,577,931
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     738,162,692  $    629,369,388  $    491,278,222  $     455,812,251
                                     =================  ================  ================  =================

                                                   BHFTII                  BHFTII WESTERN ASSET MANAGEMENT
                                      VAN ECK GLOBAL NATURAL RESOURCES      STRATEGIC BOND OPPORTUNITIES
                                                  DIVISION                            DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019              2020               2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          1,711  $      (232,746)  $      17,726,545  $      14,871,430
   Net realized gains (losses).....       (2,302,992)       (1,303,799)            360,637          2,049,280
   Change in unrealized gains
     (losses) on investments.......         8,059,472         4,310,937            803,335         34,685,544
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         5,758,191         2,774,392         18,890,517         51,606,254
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........            26,155            30,728          3,585,553          4,441,596
   Net transfers (including fixed
     account)......................       (1,910,189)         4,388,631          7,008,182          2,485,170
   Contract charges................         (289,933)         (316,879)        (1,551,192)        (1,727,353)
   Transfers for Contract benefits
     and terminations..............       (2,764,136)       (4,064,904)       (41,946,718)       (56,629,726)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (4,938,103)            37,576       (32,904,175)       (51,430,313)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............           820,088         2,811,968       (14,013,658)            175,941
NET ASSETS:
   Beginning of year...............        26,913,827        24,101,859        422,719,703        422,543,762
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $     27,733,915  $     26,913,827  $     408,706,045  $     422,719,703
                                     ================  ================  =================  =================

                                            BHFTII WESTERN ASSET
                                         MANAGEMENT U.S. GOVERNMENT
                                                  DIVISION
                                     -----------------------------------
                                           2020               2019
                                     ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      2,078,549  $       1,749,396
   Net realized gains (losses).....           221,649          (614,870)
   Change in unrealized gains
     (losses) on investments.......         2,399,994          4,845,617
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         4,700,192          5,980,143
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         1,059,588          1,334,070
   Net transfers (including fixed
     account)......................        24,361,402          9,858,710
   Contract charges................         (742,576)          (782,848)
   Transfers for Contract benefits
     and terminations..............      (20,397,844)       (23,119,699)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......         4,280,570       (12,709,767)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............         8,980,762        (6,729,624)
NET ASSETS:
   Beginning of year...............       130,271,257        137,000,881
                                     ----------------  -----------------
   End of year.....................  $    139,252,019  $     130,271,257
                                     ================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                      BLACKROCK GLOBAL ALLOCATION V.I.            CALVERT VP SRI BALANCED
                                                  DIVISION                               DIVISION
                                    -------------------------------------  -------------------------------------
                                           2020                2019              2020                2019
                                    ------------------  -----------------  -----------------  ------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            (106)  $           (103)  $         176,206  $          202,247
   Net realized gains (losses)....               6,569              3,790          2,455,032           2,382,549
   Change in unrealized gains
      (losses) on investments.....              12,407             10,510          3,996,829           7,477,530
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........              18,870             14,197          6,628,067          10,062,326
                                    ------------------  -----------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........                  --                 --          1,075,029           1,225,788
   Net transfers (including fixed
      account)....................             (2,002)                869            334,536           1,258,738
   Contract charges...............                 (3)                (3)           (22,187)            (21,315)
   Transfers for Contract benefits
      and terminations............               (743)            (1,288)        (5,331,249)         (4,252,701)
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....             (2,748)              (422)        (3,943,871)         (1,789,490)
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease)
        in net assets.............              16,122             13,775          2,684,196           8,272,836
NET ASSETS:
   Beginning of year..............             102,023             88,248         52,926,119          44,653,283
                                    ------------------  -----------------  -----------------  ------------------
   End of year....................  $          118,145  $         102,023  $      55,610,315  $       52,926,119
                                    ==================  =================  =================  ==================

                                           CALVERT VP SRI MID CAP             DELAWARE VIP SMALL CAP VALUE
                                                  DIVISION                              DIVISION
                                    ------------------------------------  -------------------------------------
                                           2020              2019                2020                2019
                                    -----------------  -----------------  ------------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (36,653)  $        (40,086)  $                3  $              52
   Net realized gains (losses)....            462,013            742,479                  32                275
   Change in unrealized gains
      (losses) on investments.....            197,700          1,358,056                (53)                818
                                    -----------------  -----------------  ------------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            623,060          2,060,449                (18)              1,145
                                    -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........            174,517            224,887                  --                 --
   Net transfers (including fixed
      account)....................          (568,593)          (130,364)                  --            (7,781)
   Contract charges...............              (424)              (520)                  --                 --
   Transfers for Contract benefits
      and terminations............          (736,394)        (1,251,366)                 (2)                 --
                                    -----------------  -----------------  ------------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....        (1,130,894)        (1,157,363)                 (2)            (7,781)
                                    -----------------  -----------------  ------------------  -----------------
      Net increase (decrease)
        in net assets.............          (507,834)            903,086                (20)            (6,636)
NET ASSETS:
   Beginning of year..............          8,071,600          7,168,514                 697              7,333
                                    -----------------  -----------------  ------------------  -----------------
   End of year....................  $       7,563,766  $       8,071,600  $              677  $             697
                                    =================  =================  ==================  =================

                                         FIDELITY(R) VIP CONTRAFUND             FIDELITY(R) VIP EQUITY-INCOME
                                                  DIVISION                                DIVISION
                                    --------------------------------------  -------------------------------------
                                           2020                2019               2020                2019
                                    ------------------  ------------------  -----------------  ------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (6,380)  $          (4,757)  $         450,011  $          599,201
   Net realized gains (losses)....              15,567              81,143          2,595,984           4,703,325
   Change in unrealized gains
      (losses) on investments.....             185,696              97,587          (146,123)          10,253,112
                                    ------------------  ------------------  -----------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             194,883             173,973          2,899,872          15,555,638
                                    ------------------  ------------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........              12,411              14,335            634,291             713,874
   Net transfers (including fixed
      account)....................            (18,670)            (12,595)        (1,531,291)         (1,412,327)
   Contract charges...............                (13)                (11)            (7,490)             (8,945)
   Transfers for Contract benefits
      and terminations............            (46,305)            (61,029)        (5,745,192)        (11,331,932)
                                    ------------------  ------------------  -----------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....            (52,577)            (59,300)        (6,649,682)        (12,039,330)
                                    ------------------  ------------------  -----------------  ------------------
      Net increase (decrease)
        in net assets.............             142,306             114,673        (3,749,810)           3,516,308
NET ASSETS:
   Beginning of year..............             717,804             603,131         67,252,015          63,735,707
                                    ------------------  ------------------  -----------------  ------------------
   End of year....................  $          860,110  $          717,804  $      63,502,205  $       67,252,015
                                    ==================  ==================  =================  ==================

                                        FIDELITY(R) VIP FREEDOM 2020
                                                  DIVISION
                                    ------------------------------------
                                           2020               2019
                                    -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           9,465  $          29,456
   Net realized gains (losses)....            197,265             93,784
   Change in unrealized gains
      (losses) on investments.....            287,105            225,482
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            493,835            348,722
                                    -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........            573,466            283,127
   Net transfers (including fixed
      account)....................            648,700          1,451,789
   Contract charges...............               (16)                (3)
   Transfers for Contract benefits
      and terminations............          (331,629)          (165,548)
                                    -----------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....            890,521          1,569,365
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets.............          1,384,356          1,918,087
NET ASSETS:
   Beginning of year..............          2,956,078          1,037,991
                                    -----------------  -----------------
   End of year....................  $       4,340,434  $       2,956,078
                                    =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                        FIDELITY(R) VIP FREEDOM 2025           FIDELITY(R) VIP FREEDOM 2030
                                                  DIVISION                               DIVISION
                                    -------------------------------------  -------------------------------------
                                           2020                2019              2020                2019
                                    ------------------  -----------------  -----------------  ------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           14,207  $          30,897  $           6,393  $           34,390
   Net realized gains (losses)....             209,592             67,109            233,135             160,779
   Change in unrealized gains
      (losses) on investments.....             586,013            332,544            588,129             517,758
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             809,812            430,550            827,657             712,927
                                    ------------------  -----------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........             498,053            298,198            989,812             415,304
   Net transfers (including fixed
      account)....................           2,879,680          1,943,247          1,029,839             682,578
   Contract charges...............             (6,080)            (3,520)              (556)                (88)
   Transfers for Contract benefits
      and terminations............           (714,163)          (143,459)          (725,356)           (454,880)
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....           2,657,490          2,094,466          1,293,739             642,914
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease)
        in net assets.............           3,467,302          2,525,016          2,121,396           1,355,841
NET ASSETS:
   Beginning of year..............           3,657,061          1,132,045          4,308,863           2,953,022
                                    ------------------  -----------------  -----------------  ------------------
   End of year....................  $        7,124,363  $       3,657,061  $       6,430,259  $        4,308,863
                                    ==================  =================  =================  ==================

                                        FIDELITY(R) VIP FREEDOM 2035           FIDELITY(R) VIP FREEDOM 2040
                                                  DIVISION                               DIVISION
                                    -------------------------------------  ------------------------------------
                                           2020               2019                2020              2019
                                    -----------------  ------------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $             663  $            4,005  $         (1,999)  $          10,163
   Net realized gains (losses)....             45,409               5,507            110,041             23,548
   Change in unrealized gains
      (losses) on investments.....            339,095              40,813            232,695            163,004
                                    -----------------  ------------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            385,167              50,325            340,737            196,715
                                    -----------------  ------------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........            435,685             116,527            654,135            329,176
   Net transfers (including fixed
      account)....................            843,656             239,691             13,970            275,681
   Contract charges...............              (574)                (62)              (477)              (196)
   Transfers for Contract benefits
      and terminations............           (94,985)            (12,931)          (393,431)            (2,333)
                                    -----------------  ------------------  -----------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....          1,183,782             343,225            274,197            602,328
                                    -----------------  ------------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............          1,568,949             393,550            614,934            799,043
NET ASSETS:
   Beginning of year..............            499,141             105,591          1,297,820            498,777
                                    -----------------  ------------------  -----------------  -----------------
   End of year....................  $       2,068,090  $          499,141  $       1,912,754  $       1,297,820
                                    =================  ==================  =================  =================

                                        FIDELITY(R) VIP FREEDOM 2045           FIDELITY(R) VIP FREEDOM 2050
                                                  DIVISION                               DIVISION
                                    -------------------------------------  -------------------------------------
                                           2020               2019                2020                2019
                                    ------------------  -----------------  ------------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            (948)  $           6,799  $            1,021  $          11,194
   Net realized gains (losses)....              39,970              9,606              83,513             24,259
   Change in unrealized gains
      (losses) on investments.....             271,505             84,279             584,987            147,540
                                    ------------------  -----------------  ------------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             310,527            100,684             669,521            182,993
                                    ------------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........             455,197            269,967           1,287,185            783,947
   Net transfers (including fixed
      account)....................             309,242            377,348             864,434             92,766
   Contract charges...............               (815)              (136)             (1,376)              (424)
   Transfers for Contract benefits
      and terminations............            (58,592)           (21,748)           (115,983)           (51,662)
                                    ------------------  -----------------  ------------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....             705,032            625,431           2,034,260            824,627
                                    ------------------  -----------------  ------------------  -----------------
      Net increase (decrease)
        in net assets.............           1,015,559            726,115           2,703,781          1,007,620
NET ASSETS:
   Beginning of year..............             851,015            124,900           1,369,729            362,109
                                    ------------------  -----------------  ------------------  -----------------
   End of year....................  $        1,866,574  $         851,015  $        4,073,510  $       1,369,729
                                    ==================  =================  ==================  =================

                                       FIDELITY(R) VIP FUNDSMANAGER 50%
                                                   DIVISION
                                    --------------------------------------
                                           2020                2019
                                    ------------------  ------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (1,960,126)  $        (896,941)
   Net realized gains (losses)....           6,169,046          24,733,076
   Change in unrealized gains
      (losses) on investments.....          21,870,120          13,945,384
                                    ------------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........          26,079,040          37,781,519
                                    ------------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........             753,439             456,132
   Net transfers (including fixed
      account)....................                  --                  --
   Contract charges...............                  --                  --
   Transfers for Contract benefits
      and terminations............        (32,402,129)        (44,066,888)
                                    ------------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....        (31,648,690)        (43,610,756)
                                    ------------------  ------------------
      Net increase (decrease)
        in net assets.............         (5,569,650)         (5,829,237)
NET ASSETS:
   Beginning of year..............         252,823,113         258,652,350
                                    ------------------  ------------------
   End of year....................  $      247,253,463  $      252,823,113
                                    ==================  ==================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                                                       FIDELITY(R) VIP
                                       FIDELITY(R) VIP FUNDSMANAGER 60%            GOVERNMENT MONEY MARKET
                                                   DIVISION                               DIVISION
                                      ------------------------------------  ------------------------------------
                                            2020               2019                2020              2019
                                      -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (2,041,045)  $     (1,097,783)  $        (33,396)  $          53,199
   Net realized gains (losses)......          5,405,502         37,249,130                 --                 --
   Change in unrealized gains
     (losses) on investments........         24,261,562          3,383,565                 --                 --
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         27,626,019         39,534,912           (33,396)             53,199
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........            618,747            436,252            285,146            354,565
   Net transfers (including fixed
     account).......................                 --                 --          1,412,672            462,554
   Contract charges.................                 --                 --                 --                 --
   Transfers for Contract benefits
     and terminations...............       (24,861,165)       (30,092,470)        (1,114,894)          (811,043)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......       (24,242,418)       (29,656,218)            582,924              6,076
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          3,383,601          9,878,694            549,528             59,275
NET ASSETS:
   Beginning of year................        239,540,942        229,662,248          5,414,916          5,355,641
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     242,924,543  $     239,540,942  $       5,964,444  $       5,414,916
                                      =================  =================  =================  =================

                                            FIDELITY(R) VIP GROWTH          FIDELITY(R) VIP INVESTMENT GRADE BOND
                                                   DIVISION                               DIVISION
                                      ------------------------------------  -------------------------------------
                                             2020               2019               2020              2019
                                      -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       (932,307)  $       (673,395)  $         116,765  $         155,830
   Net realized gains (losses)......         15,924,275         11,646,846            127,287             32,547
   Change in unrealized gains
     (losses) on investments........         24,009,460         16,096,876            510,938            565,337
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         39,001,428         27,070,327            754,990            753,714
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........            884,436            891,759            248,825            570,621
   Net transfers (including fixed
     account).......................        (2,643,371)        (1,634,692)          1,030,767            402,139
   Contract charges.................              (976)            (1,292)            (2,786)            (1,516)
   Transfers for Contract benefits
     and terminations...............       (10,591,349)       (15,339,820)        (1,492,814)        (1,527,846)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......       (12,351,260)       (16,084,045)          (216,008)          (556,602)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............         26,650,168         10,986,282            538,982            197,112
NET ASSETS:
   Beginning of year................         98,544,772         87,558,490          9,006,440          8,809,328
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     125,194,940  $      98,544,772  $       9,545,422  $       9,006,440
                                      =================  =================  =================  =================

                                                                                      FTVIPT TEMPLETON
                                             FIDELITY(R) VIP MID CAP               DEVELOPING MARKETS VIP
                                                    DIVISION                              DIVISION
                                      ------------------------------------  -------------------------------------
                                             2020               2019               2020               2019
                                      -----------------  -----------------  ------------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         (1,949)  $         (1,037)  $            1,441  $             141
   Net realized gains (losses)......              (612)             47,915               1,239             19,277
   Change in unrealized gains
     (losses) on investments........             71,216             39,891               4,954              (850)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............             68,655             86,769               7,634             18,568
                                      -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........                 73                474                  --                118
   Net transfers (including fixed
     account).......................              3,304              2,223                  --          (106,647)
   Contract charges.................                 --                 --                  --                 --
   Transfers for Contract benefits
     and terminations...............           (34,518)           (63,428)                 (3)                (3)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......           (31,141)           (60,731)                 (3)          (106,532)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets...............             37,514             26,038               7,631           (87,964)
NET ASSETS:
   Beginning of year................            444,178            418,140              47,307            135,271
                                      -----------------  -----------------  ------------------  -----------------
   End of year......................  $         481,692  $         444,178  $           54,938  $          47,307
                                      =================  =================  ==================  =================

                                             IVY VIP ASSET STRATEGY
                                                    DIVISION
                                      ------------------------------------
                                          2020 (a)              2019
                                      -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $            (13)  $              15
   Net realized gains (losses)......               (84)                 62
   Change in unrealized gains
     (losses) on investments........                102                321
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............                  5                398
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........                 --                 --
   Net transfers (including fixed
     account).......................                 15                 13
   Contract charges.................                (1)                (1)
   Transfers for Contract benefits
     and terminations...............            (2,099)              (347)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......            (2,085)              (335)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............            (2,080)                 63
NET ASSETS:
   Beginning of year................              2,080              2,017
                                      -----------------  -----------------
   End of year......................  $              --  $           2,080
                                      =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                                                        LMPVET
                                         JANUS HENDERSON ENTERPRISE        CLEARBRIDGE VARIABLE APPRECIATION
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ------------------------------------
                                           2020               2019               2020              2019
                                     ----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        (1,204)  $           (900)  $              50  $             260
   Net realized gains (losses).....            12,871             17,027              3,345              3,409
   Change in unrealized gains
     (losses) on investments.......            15,992             15,864              3,271              8,444
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            27,659             31,991              6,666             12,113
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........             1,494              1,425                585                563
   Net transfers (including fixed
     account)......................           (2,220)             31,978            (5,702)            (1,355)
   Contract charges................                --                 --                 --                 --
   Transfers for Contract benefits
     and terminations..............           (1,079)           (39,007)            (2,507)                (3)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......           (1,805)            (5,604)            (7,624)              (795)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............            25,854             26,387              (958)             11,318
NET ASSETS:
   Beginning of year...............           131,537            105,150             54,018             42,700
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $        157,391  $         131,537  $          53,060  $          54,018
                                     ================  =================  =================  =================

                                             LMPVET CLEARBRIDGE                   LMPVET CLEARBRIDGE
                                         VARIABLE DIVIDEND STRATEGY            VARIABLE LARGE CAP GROWTH
                                                  DIVISION                             DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $            457  $            404  $         (4,047)  $         (3,219)
   Net realized gains (losses).....             1,200             7,316             38,744             62,538
   Change in unrealized gains
     (losses) on investments.......             4,306            11,304             80,138             81,041
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............             5,963            19,024            114,835            140,360
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                --                --             15,780             11,771
   Net transfers (including fixed
     account)......................             4,117           (3,387)           (66,210)            (8,082)
   Contract charges................                --                --               (10)                (3)
   Transfers for Contract benefits
     and terminations..............               (3)           (4,097)           (19,556)          (170,755)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......             4,114           (7,484)           (69,996)          (167,069)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............            10,077            11,540             44,839           (26,709)
NET ASSETS:
   Beginning of year...............            75,932            64,392            462,772            489,481
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $         86,009  $         75,932  $         507,611  $         462,772
                                     ================  ================  =================  =================

                                             LMPVET CLEARBRIDGE
                                          VARIABLE SMALL CAP GROWTH         LMPVIT WESTERN ASSET CORE PLUS
                                                  DIVISION                             DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          (448)  $          (167)  $             448  $           1,241
   Net realized gains (losses).....             6,179             1,951              (169)              (724)
   Change in unrealized gains
     (losses) on investments.......            14,669             2,305              2,480              6,166
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            20,400             4,089              2,759              6,683
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........             4,644             3,018                 --                 --
   Net transfers (including fixed
     account)......................           (6,558)            21,461            (2,570)           (48,695)
   Contract charges................               (4)               (1)                 --                 --
   Transfers for Contract benefits
     and terminations..............             (271)              (78)            (1,601)            (1,499)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......           (2,189)            24,400            (4,171)           (50,194)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............            18,211            28,489            (1,412)           (43,511)
NET ASSETS:
   Beginning of year...............            43,535            15,046             39,557             83,068
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $         61,746  $         43,535  $          38,145  $          39,557
                                     ================  ================  =================  =================

                                               MORGAN STANLEY
                                          VIF GLOBAL INFRASTRUCTURE
                                                  DIVISION
                                     -----------------------------------
                                           2020               2019
                                     -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $              76  $            823
   Net realized gains (losses).....                712             3,006
   Change in unrealized gains
     (losses) on investments.......            (2,704)            11,777
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            (1,916)            15,606
                                     -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                132               138
   Net transfers (including fixed
     account)......................              1,548           (2,622)
   Contract charges................               (25)              (28)
   Transfers for Contract benefits
     and terminations..............            (7,712)           (6,494)
                                     -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......            (6,057)           (9,006)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets..............            (7,973)             6,600
NET ASSETS:
   Beginning of year...............             68,714            62,114
                                     -----------------  ----------------
   End of year.....................  $          60,741  $         68,714
                                     =================  ================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                 PIMCO VIT
                                      COMMODITYREALRETURN(R) STRATEGY         PIMCO VIT DYNAMIC BOND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2020              2019              2020               2019
                                    ----------------  ----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,450  $          1,031  $             353  $          1,009
   Net realized gains (losses)....             (994)           (1,262)              1,455             1,481
   Change in unrealized gains
     (losses) on investments......             (607)             3,495               (79)               228
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             (151)             3,264              1,729             2,718
                                    ----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........                75               107                 --                --
   Net transfers (including fixed
     account).....................             1,118             1,140                641               544
   Contract charges...............               (8)              (10)               (13)              (15)
   Transfers for Contract benefits
     and terminations.............           (1,693)           (5,240)           (50,867)           (2,946)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....             (508)           (4,003)           (50,239)           (2,417)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets.............             (659)             (739)           (48,510)               301
NET ASSETS:
   Beginning of year..............            34,970            35,709             85,343            85,042
                                    ----------------  ----------------  -----------------  ----------------
   End of year....................  $         34,311  $         34,970  $          36,833  $         85,343
                                    ================  ================  =================  ================

                                                 PIMCO VIT                       TAP 1919 VARIABLE
                                           EMERGING MARKETS BOND           SOCIALLY RESPONSIVE BALANCED
                                                 DIVISION                            DIVISION
                                    -----------------------------------  ----------------------------------
                                          2020              2019               2020              2019
                                    ----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,425  $           1,762  $           (34)  $             16
   Net realized gains (losses)....               526                126             2,169             1,386
   Change in unrealized gains
     (losses) on investments......               519              5,832             4,523             5,277
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             2,470              7,720             6,658             6,679
                                    ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........                --                 --                --             1,712
   Net transfers (including fixed
     account).....................               239              (532)                --           (4,576)
   Contract charges...............              (13)               (13)                --                --
   Transfers for Contract benefits
     and terminations.............          (13,490)            (9,177)               (4)               (4)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....          (13,264)            (9,722)               (4)           (2,868)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............          (10,794)            (2,002)             6,654             3,811
NET ASSETS:
   Beginning of year..............            60,178             62,180            30,482            26,671
                                    ----------------  -----------------  ----------------  ----------------
   End of year....................  $         49,384  $          60,178  $         37,136  $         30,482
                                    ================  =================  ================  ================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

              METROPOLITAN LIFE SEPARATE ACCOUNT E
             OF METROPOLITAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the
"Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange
Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, series or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series(R) ("American                Ivy Variable Insurance Portfolios ("Ivy VIP")
   Funds")                                                   Janus Aspen Series ("Janus Aspen")
BlackRock Variable Series Funds, Inc. ("BlackRock")          Legg Mason Partners Variable Equity Trust
Brighthouse Funds Trust I ("BHFTI")                            ("LMPVET")
Brighthouse Funds Trust II ("BHFTII")                        Legg Mason Partners Variable Income Trust
Calvert Variable Series, Inc. ("Calvert")                      ("LMPVIT")
Delaware VIP Trust ("Delaware VIP")                          Morgan Stanley Variable Insurance Fund, Inc.
Fidelity(R) Variable Insurance Products ("Fidelity VIP")       ("Morgan Stanley VIF")
Franklin Templeton Variable Insurance Products Trust         PIMCO Variable Insurance Trust ("PIMCO VIT")
   ("FTVIPT")                                                Trust for Advised Portfolios ("TAP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate
Account's assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Purchase payments, less any applicable charges, applied to the Separate
Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. The following Divisions had net assets as of or during the year ended December 31, 2020:

American Funds(R) Bond Division                         BHFTI BlackRock High Yield Division (a)
American Funds(R) Global Growth Division                BHFTI Brighthouse Asset Allocation 100 Division (a)
American Funds(R) Global Small Capitalization           BHFTI Brighthouse Balanced Plus Division
   Division (a)                                         BHFTI Brighthouse Small Cap Value Division
American Funds(R) Growth Division                       BHFTI Brighthouse/Aberdeen Emerging Markets
American Funds(R) Growth-Income Division                   Equity Division (a)
BHFTI AB Global Dynamic Allocation Division             BHFTI Brighthouse/Artisan International Division (b)
BHFTI American Funds(R) Balanced Allocation             BHFTI Brighthouse/Eaton Vance Floating Rate
   Division (a)                                            Division
BHFTI American Funds(R) Growth Allocation               BHFTI Brighthouse/Franklin Low Duration Total
   Division (a)                                            Return Division
BHFTI American Funds(R) Growth Division                 BHFTI Brighthouse/Templeton International Bond
BHFTI American Funds(R) Moderate Allocation                Division
   Division (a)                                         BHFTI Brighthouse/Wellington Large Cap Research
BHFTI AQR Global Risk Balanced Division                    Division (a)
BHFTI BlackRock Global Tactical Strategies Division     BHFTI Clarion Global Real Estate Division (a)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF DIVISIONS -- (CONTINUED)

BHFTI Harris Oakmark International Division (a)            BHFTII MetLife Aggregate Bond Index Division (a)
BHFTI Invesco Balanced-Risk Allocation Division            BHFTII MetLife Mid Cap Stock Index Division (a)
BHFTI Invesco Comstock Division                            BHFTII MetLife MSCI EAFE(R) Index Division (a)
BHFTI Invesco Global Equity Division (a)                   BHFTII MetLife Russell 2000(R) Index Division (a)
BHFTI Invesco Small Cap Growth Division (a)                BHFTII MetLife Stock Index Division (a)
BHFTI JPMorgan Core Bond Division                          BHFTII MFS(R) Total Return Division (a)
BHFTI JPMorgan Global Active Allocation Division           BHFTII MFS(R) Value Division (a)
BHFTI JPMorgan Small Cap Value Division (a)                BHFTII Neuberger Berman Genesis Division (a)
BHFTI Loomis Sayles Global Allocation Division             BHFTII T. Rowe Price Large Cap Growth Division (a)
BHFTI Loomis Sayles Growth Division (a)                    BHFTII T. Rowe Price Small Cap Growth Division (a)
BHFTI MetLife Multi-Index Targeted Risk Division           BHFTII Van Eck Global Natural Resources Division
BHFTI MFS(R) Research International Division (a)           BHFTII Western Asset Management Strategic Bond
BHFTI Morgan Stanley Discovery Division (a)                  Opportunities Division (a)
BHFTI PanAgora Global Diversified Risk Division            BHFTII Western Asset Management U.S. Government
BHFTI PIMCO Inflation Protected Bond Division (a)            Division (a)
BHFTI PIMCO Total Return Division (a)                      BlackRock Global Allocation V.I. Division
BHFTI Schroders Global Multi-Asset Division                Calvert VP SRI Balanced Division
BHFTI SSGA Growth and Income ETF Division (a)              Calvert VP SRI Mid Cap Division
BHFTI SSGA Growth ETF Division (a)                         Delaware VIP Small Cap Value Division
BHFTI T. Rowe Price Large Cap Value Division               Fidelity(R) VIP Contrafund Division
BHFTI T. Rowe Price Mid Cap Growth Division (a)            Fidelity(R) VIP Equity-Income Division
BHFTI TCW Core Fixed Income Division                       Fidelity(R) VIP Freedom 2020 Division
BHFTI Victory Sycamore Mid Cap Value Division (a)          Fidelity(R) VIP Freedom 2025 Division
BHFTI Wells Capital Management Mid Cap Value               Fidelity(R) VIP Freedom 2030 Division
   Division                                                Fidelity(R) VIP Freedom 2035 Division
BHFTI Western Asset Management Government                  Fidelity(R) VIP Freedom 2040 Division
   Income Division                                         Fidelity(R) VIP Freedom 2045 Division
BHFTII Baillie Gifford International Stock Division (a)    Fidelity(R) VIP Freedom 2050 Division
BHFTII BlackRock Bond Income Division (a)                  Fidelity(R) VIP FundsManager 50% Division
BHFTII BlackRock Capital Appreciation Division (a)         Fidelity(R) VIP FundsManager 60% Division
BHFTII BlackRock Ultra-Short Term Bond                     Fidelity(R) VIP Government Money Market Division
   Division (a)                                            Fidelity(R) VIP Growth Division
BHFTII Brighthouse Asset Allocation 20 Division (a)        Fidelity(R) VIP Investment Grade Bond Division
BHFTII Brighthouse Asset Allocation 40 Division (a)        Fidelity(R) VIP Mid Cap Division
BHFTII Brighthouse Asset Allocation 60 Division (a)        FTVIPT Templeton Developing Markets VIP Division
BHFTII Brighthouse Asset Allocation 80 Division (a)        Ivy VIP Asset Strategy Division (b)
BHFTII Brighthouse/Artisan Mid Cap Value                   Janus Henderson Enterprise Division
   Division (a)                                            LMPVET ClearBridge Variable Appreciation Division
BHFTII Brighthouse/Dimensional International Small         LMPVET ClearBridge Variable Dividend Strategy
   Company Division                                          Division
BHFTII Brighthouse/Wellington Balanced Division (a)        LMPVET ClearBridge Variable Large Cap Growth
BHFTII Brighthouse/Wellington Core Equity                    Division
   Opportunities Division (a)                              LMPVET ClearBridge Variable Small Cap Growth
BHFTII Frontier Mid Cap Growth Division (a)                  Division
BHFTII Jennison Growth Division (a)                        LMPVIT Western Asset Core Plus Division
BHFTII Loomis Sayles Small Cap Core Division (a)           Morgan Stanley VIF Global Infrastructure Division
BHFTII Loomis Sayles Small Cap Growth Division (a)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2.  LIST OF DIVISIONS -- (CONCLUDED)

PIMCO VIT CommodityRealReturn(R) Strategy              PIMCO VIT Emerging Markets Bond Division
   Division                                            TAP 1919 Variable Socially Responsive Balanced
PIMCO VIT Dynamic Bond Division                          Division

(a) This Division invests in two or more share classes within the underlying fund, series or portfolio of the Trusts.
(b) This Division's net assets went to zero during the year ended December 31,
    2020 and is not included in the statements of assets and liabilities.

B. The following Division had no net assets during the year ended December 31,
2020:

FTVIPT Templeton Foreign VIP Division

3.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP")
applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial
Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946,
INVESTMENT COMPANIES.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Division's investment in shares of a fund, series or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The
Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, FAIR VALUE MEASUREMENT ("ASC 820") provides that the Separate
Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Separate Account's investments in shares of a fund, series or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC
820 fair value hierarchy.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC").
Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

ANNUITY PAYOUTS
Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities.
The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

PURCHASE PAYMENTS
Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable
Divisions.

NET TRANSFERS
Assets transferred by the Contract owner into or out of Divisions within the
Separate Account or into or out of the fixed account, which is part of the
Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID
The global outbreak of the coronavirus (COVID-19) has caused significant volatility within the economic markets. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations, business, financial results, or financial condition.

4.  EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which are recorded as administrative charges in the accompanying statements of operations of the applicable Divisions:

     Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each
     Contract and the Separate Account.

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Divisions:

     Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts.
     In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

     Optional Death Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  EXPENSES & CONTRACT CHARGES -- (CONTINUED)

      Earnings Preservation Benefit -- For an additional charge, the Company will provide additional amounts at death to pay expenses that may be due upon the death of the Contract owner, unless the Contract owner is a non-natural person and then the benefit is payable upon the death of the annuitant. This amount may not be sufficient to cover expenses that the
      Contract owner's heirs may have to pay.

      Enhanced Stepped-Up Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual Contract anniversary value in the
      Contract or the greater of the account balance, annual increase amount or highest annual Contract anniversary value in the Contract.

      Preservation and Growth Rider -- For an additional charge, the Company will guarantee at a future date the Account Value (adjusted for withdrawals) will not be less than the initial Purchase Payment.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020.

     ----------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                             0.10% - 0.50%
     ----------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                 0.00% - 2.05%
     ----------------------------------------------------------------------------------------------------------------------------
      Optional Death Benefit Rider                                                                               0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                              0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Enhanced Stepped-Up Benefit Rider                                                                          0.10% - 0.35%
     ----------------------------------------------------------------------------------------------------------------------------
      Preservation and Growth Rider                                                                              1.15% - 1.80%
     ----------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract. The range of the effective rates disclosed above excludes any waivers granted to certain Divisions.

The following optional rider charges paid to the Company are charged at each
Contract anniversary date through the redemption of units, which are recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions:

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the
      Company will guarantee that the Contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the periodic return on the investment.

      Guaranteed Minimum Income Benefit -- For an additional charge, the
      Company will guarantee a minimum payment regardless of market conditions.

      Enhanced Death Benefit -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the
      Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  EXPENSES & CONTRACT CHARGES -- (CONCLUDED)

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     ------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.50%
     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.90%
     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                       0.50% - 1.00%
     ------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                  0.60% - 1.15%
     ------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.50% - 0.55%
     ------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

A Contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000, which may be waived if the Contract reaches a certain asset size or under certain circumstances. The Company reserves the right to charge a transfer fee ranging from $0 to $25 after twelve transfers are made in a Contract year or, for certain Contracts. Currently, the Company is not charging a transfer fee. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets.

In addition, certain Contracts impose a surrender charge of 0% to 9% if the
Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2020 and 2019.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  STATEMENT OF INVESTMENTS

                                                                                                           FOR THE YEAR ENDED
                                                                        AS OF DECEMBER 31, 2020             DECEMBER 31, 2020
                                                                   -------------------------------   -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                       SHARES          COST ($)       PURCHASES ($)   FROM SALES ($)
                                                                   -------------     -------------   --------------   --------------

     American Funds(R) Bond Division.............................      7,486,658        83,016,777      20,249,088        14,468,512
     American Funds(R) Global Growth Division....................          6,920           178,544           9,961            31,034
     American Funds(R) Global Small Capitalization Division......     15,048,857       319,728,496      34,262,650        83,720,769
     American Funds(R) Growth Division...........................     10,883,654       685,423,105      39,941,737       206,889,722
     American Funds(R) Growth-Income Division....................     14,015,855       574,163,809      37,396,551       101,399,109
     BHFTI AB Global Dynamic Allocation Division.................     99,153,483     1,045,449,108      97,244,151       179,571,456
     BHFTI American Funds(R) Balanced Allocation Division........     73,982,690       697,623,975      68,375,330       109,703,279
     BHFTI American Funds(R) Growth Allocation Division..........     44,687,886       398,544,561      52,760,848        59,632,147
     BHFTI American Funds(R) Growth Division.....................     26,516,752       250,480,041      39,773,059       101,116,692
     BHFTI American Funds(R) Moderate Allocation Division........     74,079,325       695,733,768      52,513,664       101,999,297
     BHFTI AQR Global Risk Balanced Division.....................    112,383,758     1,116,360,504     117,749,769       129,210,490
     BHFTI BlackRock Global Tactical Strategies Division.........    150,818,621     1,486,061,952     157,385,033       219,624,292
     BHFTI BlackRock High Yield Division.........................         56,930           429,605          56,669            64,783
     BHFTI Brighthouse Asset Allocation 100 Division.............     19,122,006       218,301,685      34,858,605        31,722,742
     BHFTI Brighthouse Balanced Plus Division....................    301,717,213     3,194,880,607     416,088,993       443,565,083
     BHFTI Brighthouse Small Cap Value Division..................      1,172,806        16,447,537       2,478,458         2,698,589
     BHFTI Brighthouse/Aberdeen Emerging Markets Equity
        Division.................................................      3,378,699        32,665,363       3,478,856        13,187,521
     BHFTI Brighthouse/Artisan International Division............             --                --         229 (a)         2,239 (a)
     BHFTI Brighthouse/Eaton Vance Floating Rate Division........      2,022,143        20,614,561       1,717,025         7,618,177
     BHFTI Brighthouse/Franklin Low Duration Total Return
        Division.................................................      7,276,070        70,505,911      11,956,197        15,929,539
     BHFTI Brighthouse/Templeton International Bond Division.....        604,408         6,285,823       1,074,900           972,637
     BHFTI Brighthouse/Wellington Large Cap Research Division....     47,216,066       570,228,763      59,546,672        89,344,544
     BHFTI Clarion Global Real Estate Division...................     14,545,862       175,013,457      23,260,810        20,760,213
     BHFTI Harris Oakmark International Division.................     31,866,770       415,154,246      62,467,802        77,526,456
     BHFTI Invesco Balanced-Risk Allocation Division.............     44,062,322       440,105,835      46,758,711        66,076,230
     BHFTI Invesco Comstock Division.............................          4,284            60,234           7,892             6,173
     BHFTI Invesco Global Equity Division........................      9,603,626       171,989,658       8,817,696        48,982,372
     BHFTI Invesco Small Cap Growth Division.....................      4,059,904        55,044,346      14,986,240        17,274,825
     BHFTI JPMorgan Core Bond Division...........................      7,003,412        73,085,233      12,418,336        14,419,026
     BHFTI JPMorgan Global Active Allocation Division............     58,962,437       654,729,754      36,791,574       117,590,758
     BHFTI JPMorgan Small Cap Value Division.....................      1,230,059        17,382,243       2,661,274         4,053,520
     BHFTI Loomis Sayles Global Allocation Division..............      5,514,699        80,032,035      10,685,519        19,070,558
     BHFTI Loomis Sayles Growth Division.........................     34,991,976       446,021,440     174,274,597       115,608,879
     BHFTI MetLife Multi-Index Targeted Risk Division............     65,176,888       759,720,417      91,815,444       106,074,864
     BHFTI MFS(R) Research International Division................     12,546,258       140,466,239      15,145,448        21,908,002
     BHFTI Morgan Stanley Discovery Division.....................     19,869,294       351,114,840     132,037,195       137,750,333
     BHFTI PanAgora Global Diversified Risk Division.............      8,219,190        87,584,079      21,294,577        10,461,678
     BHFTI PIMCO Inflation Protected Bond Division...............     30,737,794       330,015,009      36,655,121        59,079,545
     BHFTI PIMCO Total Return Division...........................     58,063,637       683,539,367      87,678,455       118,261,883
     BHFTI Schroders Global Multi-Asset Division.................     56,584,204       659,848,207      51,005,347       110,727,374
     BHFTI SSGA Growth and Income ETF Division...................     52,115,078       573,541,654      41,131,647        94,495,353
     BHFTI SSGA Growth ETF Division..............................     10,454,537       116,303,047      10,729,202        22,190,260
     BHFTI T. Rowe Price Large Cap Value Division................         24,094           662,637         434,437           434,313
     BHFTI T. Rowe Price Mid Cap Growth Division.................     44,727,918       428,121,526      67,095,879        96,783,539
     BHFTI TCW Core Fixed Income Division........................          4,749            48,217           7,142           208,609
     BHFTI Victory Sycamore Mid Cap Value Division...............     18,816,275       320,792,441      35,735,068        47,538,450
     BHFTI Wells Capital Management Mid Cap Value Division.......         18,698           215,332          39,394           145,313
     BHFTI Western Asset Management Government Income
        Division.................................................     35,346,053       382,094,136      60,207,437        57,938,466
     BHFTII Baillie Gifford International Stock Division.........      8,997,723        99,839,400      14,940,678        18,114,603
     BHFTII BlackRock Bond Income Division.......................      3,464,379       369,699,488      48,973,058        61,643,541

(a)  Had no net assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                                                            FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2020                DECEMBER 31, 2020
                                                                  -------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                     SHARES           COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  -------------    --------------    --------------   --------------

     BHFTII BlackRock Capital Appreciation Division.............      4,531,209       154,662,574        41,781,661       48,986,396
     BHFTII BlackRock Ultra-Short Term Bond Division............        473,527        47,718,529        19,456,269       16,271,386
     BHFTII Brighthouse Asset Allocation 20 Division............     27,187,900       296,038,865        29,119,099       51,693,567
     BHFTII Brighthouse Asset Allocation 40 Division............     73,860,644       810,135,318        71,326,395      129,107,834
     BHFTII Brighthouse Asset Allocation 60 Division............    251,094,591     2,784,603,818       278,562,983      421,269,582
     BHFTII Brighthouse Asset Allocation 80 Division............    124,559,898     1,459,009,486       184,009,970      200,596,346
     BHFTII Brighthouse/Artisan Mid Cap Value Division..........        773,925       163,812,067        13,577,601       27,180,820
     BHFTII Brighthouse/Dimensional International Small
       Company Division.........................................        577,857         7,400,419         1,084,536        1,856,464
     BHFTII Brighthouse/Wellington Balanced Division............     27,665,575       484,707,643        42,607,969       62,857,165
     BHFTII Brighthouse/Wellington Core Equity Opportunities
       Division.................................................     14,850,550       439,484,236        68,615,003       75,984,608
     BHFTII Frontier Mid Cap Growth Division....................     13,285,809       381,159,663        58,173,959       67,907,456
     BHFTII Jennison Growth Division............................     13,026,208       195,971,131        67,859,640       72,045,239
     BHFTII Loomis Sayles Small Cap Core Division...............        614,711       141,276,706        19,622,459       25,438,809
     BHFTII Loomis Sayles Small Cap Growth Division.............      4,336,449        53,664,499        12,271,741       13,549,888
     BHFTII MetLife Aggregate Bond Index Division...............     83,749,365       907,981,951       123,483,537      164,620,147
     BHFTII MetLife Mid Cap Stock Index Division................     26,988,532       405,721,769        63,017,008       86,423,663
     BHFTII MetLife MSCI EAFE(R) Index Division.................     31,946,289       379,180,745        40,398,782       55,638,703
     BHFTII MetLife Russell 2000(R) Index Division..............     15,721,778       249,590,805        42,470,254       66,676,300
     BHFTII MetLife Stock Index Division........................     53,130,609     1,977,898,807       297,666,379      438,643,665
     BHFTII MFS(R) Total Return Division........................        674,614       100,483,000        11,087,925       19,692,780
     BHFTII MFS(R) Value Division...............................     40,668,307       601,843,999        69,850,393       80,291,708
     BHFTII Neuberger Berman Genesis Division...................     13,145,677       221,426,178        25,594,108       45,518,004
     BHFTII T. Rowe Price Large Cap Growth Division.............     26,141,839       529,687,465        79,640,119      127,784,973
     BHFTII T. Rowe Price Small Cap Growth Division.............     19,167,942       354,798,191        63,832,447       78,650,263
     BHFTII Van Eck Global Natural Resources Division...........      2,716,353        27,611,448         3,388,415        8,324,808
     BHFTII Western Asset Management Strategic Bond
       Opportunities Division...................................     29,675,403       381,600,184        39,547,176       54,724,783
     BHFTII Western Asset Management U.S. Government
       Division.................................................     11,581,784       138,242,648        36,135,367       29,776,239
     BlackRock Global Allocation V.I. Division..................          7,253           106,096             8,208            4,496
     Calvert VP SRI Balanced Division...........................     22,067,591        44,216,558         5,220,103        7,393,833
     Calvert VP SRI Mid Cap Division............................        221,811         6,695,488           659,601        1,332,949
     Delaware VIP Small Cap Value Division......................             20               695                41                8
     Fidelity(R) VIP Contrafund Division........................         18,406           580,962            14,513           69,531
     Fidelity(R) VIP Equity-Income Division.....................      2,656,997        57,919,936         4,207,208        7,640,168
     Fidelity(R) VIP Freedom 2020 Division......................        290,914         3,859,535         1,866,528          787,345
     Fidelity(R) VIP Freedom 2025 Division......................        426,865         6,236,681         4,169,121        1,320,206
     Fidelity(R) VIP Freedom 2030 Division......................        384,356         5,330,723         2,797,693        1,277,017
     Fidelity(R) VIP Freedom 2035 Division......................         76,285         1,700,616         1,374,996          158,444
     Fidelity(R) VIP Freedom 2040 Division......................         74,139         1,523,740           925,015          582,352
     Fidelity(R) VIP Freedom 2045 Division......................         72,069         1,526,775           851,692          102,271
     Fidelity(R) VIP Freedom 2050 Division......................        174,755         3,358,159         2,262,934          149,943
     Fidelity(R) VIP FundsManager 50% Division..................     18,234,031       216,323,815         7,884,055       36,273,273
     Fidelity(R) VIP FundsManager 60% Division..................     21,403,043       218,029,035         8,061,688       28,661,287
     Fidelity(R) VIP Government Money Market Division...........      5,964,445         5,964,445         2,667,870        2,118,342
     Fidelity(R) VIP Growth Division............................      1,215,485        63,153,381        11,647,133       14,761,617
     Fidelity(R) VIP Investment Grade Bond Division.............        677,461         8,794,604         2,041,751        2,137,570
     Fidelity(R) VIP Mid Cap Division...........................         12,918           398,614             4,652           37,739
     FTVIPT Templeton Developing Markets VIP Division...........          4,721            36,490             2,999              400
     Ivy VIP Asset Strategy Division............................             --                --            60 (a)         2151 (a)
     Janus Henderson Enterprise Division........................          1,800           115,512            22,267           14,564
     LMPVET ClearBridge Variable Appreciation Division..........          1,029            39,405             2,449            8,458

(a)  Had no net assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  STATEMENT OF INVESTMENTS -- (CONCLUDED)

                                                                                                            FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2020                DECEMBER 31, 2020
                                                                  -------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                     SHARES           COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  -------------    --------------    --------------   --------------

     LMPVET ClearBridge Variable Dividend Strategy Division.....          3,892            65,864             7,768            2,516
     LMPVET ClearBridge Variable Large Cap Growth Division......         13,458           324,976            34,404           90,242
     LMPVET ClearBridge Variable Small Cap Growth Division......          1,687            43,480            11,466            9,730
     LMPVIT Western Asset Core Plus Division....................          6,123            35,780               787            4,507
     Morgan Stanley VIF Global Infrastructure Division..........          7,891            60,623             4,036            9,033
     PIMCO VIT CommodityRealReturn(R) Strategy Division.........          5,711            42,070             3,215            2,271
     PIMCO VIT Dynamic Bond Division............................          3,479            35,598             3,043           52,375
     PIMCO VIT Emerging Markets Bond Division...................          3,675            46,970             4,748           16,359
     TAP 1919 Variable Socially Responsive Balanced Division....          1,069            29,905             2,384              294

(a)  Had no net assets at December 31, 2020.

This page is intentionally left blank.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                                                         AMERICAN FUNDS(R)               AMERICAN FUNDS(R)
                                       AMERICAN FUNDS(R) BOND              GLOBAL GROWTH            GLOBAL SMALL CAPITALIZATION
                                              DIVISION                       DIVISION                        DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       4,042,100       4,211,306          34,762          48,260       8,707,173      10,120,809
Units issued and transferred
   from other funding options....       1,289,885         670,273             594           1,057         630,914         428,967
Units redeemed and transferred to
   other funding options.........     (1,091,980)       (839,479)         (4,172)        (14,555)     (1,958,647)     (1,842,603)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       4,240,005       4,042,100          31,184          34,762       7,379,440       8,707,173
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                                                         AMERICAN FUNDS(R)               BHFTI AB GLOBAL
                                      AMERICAN FUNDS(R) GROWTH             GROWTH-INCOME               DYNAMIC ALLOCATION
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  ------------------------------
                                        2020            2019            2020            2019           2020            2019
                                   --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........       2,560,095       2,922,123       2,980,149      3,405,907      89,425,360     102,653,570
Units issued and transferred
   from other funding options....         220,178         151,724         208,521        152,048       1,862,183         870,837
Units redeemed and transferred to
   other funding options.........       (536,275)       (513,752)       (533,242)      (577,806)    (13,068,126)    (14,099,047)
                                   --------------  --------------  --------------  -------------  --------------  --------------
Units end of year................       2,243,998       2,560,095       2,655,428      2,980,149      78,219,417      89,425,360
                                   ==============  ==============  ==============  =============  ==============  ==============

                                      BHFTI AMERICAN FUNDS(R)         BHFTI AMERICAN FUNDS(R)                 BHFTI
                                        BALANCED ALLOCATION              GROWTH ALLOCATION          AMERICAN FUNDS(R) GROWTH
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  -----------------------------
                                        2020           2019            2020            2019            2020           2019
                                   -------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year..........     45,337,707      51,701,013      23,820,328      25,965,628      13,396,429     16,299,179
Units issued and transferred
   from other funding options....      2,636,455       2,747,523       1,882,072       1,266,344         892,813      1,025,210
Units redeemed and transferred to
   other funding options.........    (7,598,453)     (9,110,829)     (4,030,218)     (3,411,644)     (4,249,338)    (3,927,960)
                                   -------------  --------------  --------------  --------------  --------------  -------------
Units end of year................     40,375,709      45,337,707      21,672,182      23,820,328      10,039,904     13,396,429
                                   =============  ==============  ==============  ==============  ==============  =============

                                           BHFTI AMERICAN                    BHFTI AQR               BHFTI BLACKROCK GLOBAL
                                    FUNDS(R) MODERATE ALLOCATION       GLOBAL RISK BALANCED            TACTICAL STRATEGIES
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2020            2019           2020            2019            2020           2019
                                   --------------  --------------  -------------  --------------  -------------  --------------

Units beginning of year..........      48,048,192      54,921,254     79,861,505      91,641,725    117,923,351     135,196,017
Units issued and transferred
   from other funding options....       1,303,118       1,619,384      2,310,214       1,112,229      3,128,847       1,339,723
Units redeemed and transferred to
   other funding options.........     (6,718,809)     (8,492,446)   (11,802,077)    (12,892,449)   (17,502,553)    (18,612,389)
                                   --------------  --------------  -------------  --------------  -------------  --------------
Units end of year................      42,632,501      48,048,192     70,369,642      79,861,505    103,549,645     117,923,351
                                   ==============  ==============  =============  ==============  =============  ==============

                                               BHFTI                      BHFTI BRIGHTHOUSE                    BHFTI
                                       BLACKROCK HIGH YIELD             ASSET ALLOCATION 100         BRIGHTHOUSE BALANCED PLUS
                                             DIVISION                         DIVISION                       DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........          45,780          36,446       9,271,704      10,018,424     212,617,604     237,803,627
Units issued and transferred
   from other funding options....           6,032          14,229         799,905         778,452       9,802,112       6,025,734
Units redeemed and transferred to
   other funding options.........         (3,311)         (4,895)     (1,618,066)     (1,525,172)    (33,210,869)    (31,211,757)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................          48,501          45,780       8,453,543       9,271,704     189,208,847     212,617,604
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                               BHFTI                 BHFTI BRIGHTHOUSE/ABERDEEN      BHFTI BRIGHTHOUSE/ARTISAN
                                    BRIGHTHOUSE SMALL CAP VALUE        EMERGING MARKETS EQUITY             INTERNATIONAL
                                             DIVISION                         DIVISION                       DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019          2020 (a)          2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         507,130         568,395       3,782,564       4,595,166             169             208
Units issued and transferred
   from other funding options....          88,010          38,087         561,725         311,680              13               9
Units redeemed and transferred to
   other funding options.........       (102,548)        (99,352)     (1,296,362)     (1,124,282)           (182)            (48)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         492,592         507,130       3,047,927       3,782,564              --             169
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                         BHFTI BRIGHTHOUSE/         BHFTI BRIGHTHOUSE/FRANKLIN       BHFTI BRIGHTHOUSE/TEMPLETON
                                      EATON VANCE FLOATING RATE      LOW DURATION TOTAL RETURN           INTERNATIONAL BOND
                                              DIVISION                       DIVISION                         DIVISION
                                   ------------------------------  ------------------------------  -------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       2,151,505       2,481,218       7,151,707       7,585,943         432,512         489,079
Units issued and transferred
   from other funding options....         197,365         229,372       1,702,347       1,612,818          99,996          59,554
Units redeemed and transferred to
   other funding options.........       (754,782)       (559,085)     (2,269,834)     (2,047,054)       (110,876)       (116,121)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       1,594,088       2,151,505       6,584,220       7,151,707         421,632         432,512
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                   BHFTI BRIGHTHOUSE/WELLINGTON                  BHFTI                            BHFTI
                                        LARGE CAP RESEARCH            CLARION GLOBAL REAL ESTATE      HARRIS OAKMARK INTERNATIONAL
                                             DIVISION                          DIVISION                         DIVISION
                                   -------------------------------  -------------------------------  ------------------------------
                                        2020            2019             2020            2019             2020            2019
                                   --------------  --------------   --------------  ---------------  --------------  --------------

Units beginning of year..........       8,991,065      10,177,126        8,161,374        9,504,197      13,819,826      15,932,818
Units issued and transferred
   from other funding options....         385,958         259,230        1,478,193          555,270       3,134,776       1,286,850
Units redeemed and transferred to
   other funding options.........     (1,411,247)     (1,445,291)      (1,682,651)      (1,898,093)     (3,884,653)     (3,399,842)
                                   --------------  --------------   --------------  ---------------  --------------  --------------
Units end of year................       7,965,776       8,991,065        7,956,916        8,161,374      13,069,949      13,819,826
                                   ==============  ==============   ==============  ===============  ==============  ==============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                            BHFTI INVESCO
                                      BALANCED-RISK ALLOCATION        BHFTI INVESCO COMSTOCK       BHFTI INVESCO GLOBAL EQUITY
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  ------------------------------
                                        2020            2019            2020            2019           2020            2019
                                   --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........     351,901,497     401,048,107           6,188          6,957      15,182,482      16,358,866
Units issued and transferred
   from other funding options....      13,478,804      10,424,111             626            165       1,981,053       2,187,380
Units redeemed and transferred to
   other funding options.........    (59,568,045)    (59,570,721)           (326)          (934)     (3,679,908)     (3,363,764)
                                   --------------  --------------  --------------  -------------  --------------  --------------
Units end of year................     305,812,256     351,901,497           6,488          6,188      13,483,627      15,182,482
                                   ==============  ==============  ==============  =============  ==============  ==============

                                               BHFTI                          BHFTI                     BHFTI JPMORGAN
                                     INVESCO SMALL CAP GROWTH          JPMORGAN CORE BOND          GLOBAL ACTIVE ALLOCATION
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  ------------------------------
                                        2020           2019            2020           2019            2020            2019
                                   -------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........      1,335,510       1,509,587       6,207,730      7,254,348     534,476,737     605,342,000
Units issued and transferred
   from other funding options....        406,831         193,080       1,653,001      1,181,810      12,674,579      10,205,581
Units redeemed and transferred to
   other funding options.........      (536,408)       (367,157)     (1,952,404)    (2,228,428)    (84,897,077)    (81,070,844)
                                   -------------  --------------  --------------  -------------  --------------  --------------
Units end of year................      1,205,933       1,335,510       5,908,327      6,207,730     462,254,239     534,476,737
                                   =============  ==============  ==============  =============  ==============  ==============

                                                BHFTI                   BHFTI LOOMIS SAYLES
                                      JPMORGAN SMALL CAP VALUE           GLOBAL ALLOCATION           BHFTI LOOMIS SAYLES GROWTH
                                              DIVISION                       DIVISION                         DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         808,325         876,517       4,334,728       4,983,673      21,007,586      24,657,864
Units issued and transferred
   from other funding options....         236,827         136,336         438,446         384,120       1,004,760       1,592,871
Units redeemed and transferred to
   other funding options.........       (277,084)       (204,528)     (1,014,063)     (1,033,065)     (5,495,465)     (5,243,149)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         768,068         808,325       3,759,111       4,334,728      16,516,881      21,007,586
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           BHFTI METLIFE                    BHFTI MFS(R)                    BHFTI MORGAN
                                     MULTI-INDEX TARGETED RISK         RESEARCH INTERNATIONAL             STANLEY DISCOVERY
                                             DIVISION                         DIVISION                        DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........     572,965,706     638,887,551       8,765,910      10,106,842      11,049,927      12,304,050
Units issued and transferred
   from other funding options....      29,801,011      21,541,522         756,847         388,620       1,812,636       1,368,628
Units redeemed and transferred to
   other funding options.........    (91,146,454)    (87,463,367)     (1,486,598)     (1,729,552)     (3,274,736)     (2,622,751)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................     511,620,263     572,965,706       8,036,159       8,765,910       9,587,827      11,049,927
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                          BHFTI PANAGORA                   BHFTI PIMCO
                                      GLOBAL DIVERSIFIED RISK       INFLATION PROTECTED BOND       BHFTI PIMCO TOTAL RETURN
                                             DIVISION                       DIVISION                       DIVISION
                                   ----------------------------  ------------------------------  -----------------------------
                                       2020            2019           2020            2019            2020            2019
                                   -------------  -------------  --------------  --------------  --------------  -------------

Units beginning of year..........     64,915,547     67,228,731      20,971,534      23,939,621      36,674,056     41,842,651
Units issued and transferred
   from other funding options....     15,577,244     10,882,009       3,855,134       2,100,645       6,814,561      3,904,769
Units redeemed and transferred to
   other funding options.........   (12,856,189)   (13,195,193)     (5,600,554)     (5,068,732)     (9,251,857)    (9,073,364)
                                   -------------  -------------  --------------  --------------  --------------  -------------
Units end of year................     67,636,602     64,915,547      19,226,114      20,971,534      34,236,760     36,674,056
                                   =============  =============  ==============  ==============  ==============  =============

                                               BHFTI                       BHFTI SSGA
                                   SCHRODERS GLOBAL MULTI-ASSET       GROWTH AND INCOME ETF          BHFTI SSGA GROWTH ETF
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  ----------------------------  ------------------------------
                                        2020           2019           2020            2019           2020            2019
                                   --------------  -------------  -------------  -------------  --------------  --------------

Units beginning of year..........     524,050,033    601,844,418     35,242,960     41,641,734       6,956,479       7,753,198
Units issued and transferred
   from other funding options....      17,333,512      7,874,018        861,871        929,551         377,341         247,499
Units redeemed and transferred to
   other funding options.........    (86,200,923)   (85,668,403)    (5,323,566)    (7,328,325)     (1,322,619)     (1,044,218)
                                   --------------  -------------  -------------  -------------  --------------  --------------
Units end of year................     455,182,622    524,050,033     30,781,265     35,242,960       6,011,201       6,956,479
                                   ==============  =============  =============  =============  ==============  ==============

                                         BHFTI T. ROWE PRICE            BHFTI T. ROWE PRICE                 BHFTI TCW
                                           LARGE CAP VALUE                MID CAP GROWTH                CORE FIXED INCOME
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2020            2019           2020            2019            2020           2019
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........          33,084          20,996     16,418,378      19,059,742          22,517         23,865
Units issued and transferred
   from other funding options....          35,014          13,057      1,895,616       1,580,099              --         13,466
Units redeemed and transferred to
   other funding options.........        (39,417)           (969)    (4,332,510)     (4,221,463)        (17,944)       (14,814)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................          28,681          33,084     13,981,484      16,418,378           4,573         22,517
                                   ==============  ==============  =============  ==============  ==============  =============

                                                                                                         BHFTI WESTERN
                                           BHFTI VICTORY               BHFTI WELLS CAPITAL             ASSET MANAGEMENT
                                      SYCAMORE MID CAP VALUE        MANAGEMENT MID CAP VALUE           GOVERNMENT INCOME
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  -----------------------------
                                        2020           2019            2020           2019            2020            2019
                                   --------------  -------------  -------------  --------------  --------------  -------------

Units beginning of year..........       7,872,022      9,098,703         11,942          12,534      32,564,019     36,441,983
Units issued and transferred
   from other funding options....         781,986        365,663            765              47      10,415,587      4,186,285
Units redeemed and transferred to
   other funding options.........     (1,457,433)    (1,592,344)        (5,354)           (639)    (10,604,103)    (8,064,249)
                                   --------------  -------------  -------------  --------------  --------------  -------------
Units end of year................       7,196,575      7,872,022          7,353          11,942      32,375,503     32,564,019
                                   ==============  =============  =============  ==============  ==============  =============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                      BHFTII BAILLIE GIFFORD               BHFTII BLACKROCK                 BHFTII BLACKROCK
                                        INTERNATIONAL STOCK                   BOND INCOME                 CAPITAL APPRECIATION
                                             DIVISION                          DIVISION                         DIVISION
                                   ------------------------------  --------------------------------  ------------------------------
                                        2020            2019            2020              2019            2020            2019
                                   --------------  --------------  ---------------  ---------------  --------------  --------------

Units beginning of year..........       6,117,346       6,925,281        7,472,189        8,252,602       4,262,514       4,857,860
Units issued and transferred
   from other funding options....         603,330         297,682        1,222,384          742,879         571,791         453,331
Units redeemed and transferred to
   other funding options.........     (1,158,086)     (1,105,617)      (1,670,786)      (1,523,292)     (1,071,578)     (1,048,677)
                                   --------------  --------------  ---------------  ---------------  --------------  --------------
Units end of year................       5,562,590       6,117,346        7,023,787        7,472,189       3,762,727       4,262,514
                                   ==============  ==============  ===============  ===============  ==============  ==============

                                           BHFTII BLACKROCK                 BHFTII BRIGHTHOUSE
                                         ULTRA-SHORT TERM BOND              ASSET ALLOCATION 20
                                               DIVISION                          DIVISION
                                   --------------------------------  --------------------------------
                                         2020             2019            2020             2019
                                   ---------------  ---------------  ---------------  ---------------

Units beginning of year..........        3,255,640        3,622,610       19,652,658       22,770,094
Units issued and transferred
   from other funding options....        1,209,912          986,149        1,950,902        1,698,788
Units redeemed and transferred to
   other funding options.........      (1,223,350)      (1,353,119)      (4,002,131)      (4,816,224)
                                   ---------------  ---------------  ---------------  ---------------
Units end of year................        3,242,202        3,255,640       17,601,429       19,652,658
                                   ===============  ===============  ===============  ===============

                                         BHFTII BRIGHTHOUSE
                                         ASSET ALLOCATION 40
                                              DIVISION
                                   ------------------------------
                                        2020            2019
                                   --------------  --------------

Units beginning of year..........      49,796,769      57,833,464
Units issued and transferred
   from other funding options....       1,628,804       1,553,899
Units redeemed and transferred to
   other funding options.........     (7,635,513)     (9,590,594)
                                   --------------  --------------
Units end of year................      43,790,060      49,796,769
                                   ==============  ==============

                                          BHFTII BRIGHTHOUSE               BHFTII BRIGHTHOUSE           BHFTII BRIGHTHOUSE/ARTISAN
                                          ASSET ALLOCATION 60              ASSET ALLOCATION 80                 MID CAP VALUE
                                               DIVISION                         DIVISION                         DIVISION
                                   --------------------------------  -------------------------------  ------------------------------
                                         2020             2019            2020            2019             2020            2019
                                   ---------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year..........      157,596,785      183,867,868      76,334,895       85,633,821       3,807,667       4,305,631
Units issued and transferred
   from other funding options....        3,761,127        4,644,425       2,283,827        2,231,120         372,989         160,672
Units redeemed and transferred to
   other funding options.........     (22,568,973)     (30,915,508)    (10,262,523)     (11,530,046)       (691,759)       (658,636)
                                   ---------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year................      138,788,939      157,596,785      68,356,199       76,334,895       3,488,897       3,807,667
                                   ===============  ===============  ==============  ===============  ==============  ==============

                                         BHFTII BRIGHTHOUSE/                                             BHFTII BRIGHTHOUSE/
                                      DIMENSIONAL INTERNATIONAL          BHFTII BRIGHTHOUSE/           WELLINGTON CORE EQUITY
                                            SMALL COMPANY                WELLINGTON BALANCED                OPPORTUNITIES
                                              DIVISION                        DIVISION                        DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         299,239         342,338       8,451,244       9,307,629       8,239,874       9,569,314
Units issued and transferred
   from other funding options....          51,604          35,445         300,489         265,973         491,188         428,911
Units redeemed and transferred to
   other funding options.........        (94,645)        (78,544)     (1,016,405)     (1,122,358)     (1,471,590)     (1,758,351)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         256,198         299,239       7,735,328       8,451,244       7,259,472       8,239,874
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           BHFTII FRONTIER                                                    BHFTII
                                           MID CAP GROWTH              BHFTII JENNISON GROWTH      LOOMIS SAYLES SMALL CAP CORE
                                              DIVISION                        DIVISION                       DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       5,529,994       6,195,073      11,874,095      13,877,939       3,029,622       3,400,873
Units issued and transferred
   from other funding options....         188,139         173,738       3,790,995       2,194,603         233,914         119,221
Units redeemed and transferred to
   other funding options.........       (784,852)       (838,817)     (5,085,207)     (4,198,447)       (555,755)       (490,472)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       4,933,281       5,529,994      10,579,883      11,874,095       2,707,781       3,029,622
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           BHFTII LOOMIS                 BHFTII METLIFE                 BHFTII METLIFE
                                      SAYLES SMALL CAP GROWTH         AGGREGATE BOND INDEX            MID CAP STOCK INDEX
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  -----------------------------
                                       2020            2019           2020            2019           2020            2019
                                   -------------  --------------  -------------  --------------  -------------  --------------

Units beginning of year..........      2,127,099       2,501,161     51,794,175      56,750,323     12,674,256      14,264,640
Units issued and transferred
   from other funding options....        261,748         239,418     11,098,031       5,972,698      1,865,654         995,164
Units redeemed and transferred to
   other funding options.........      (533,352)       (613,480)   (14,071,413)    (10,928,846)    (3,072,850)     (2,585,548)
                                   -------------  --------------  -------------  --------------  -------------  --------------
Units end of year................      1,855,495       2,127,099     48,820,793      51,794,175     11,467,060      12,674,256
                                   =============  ==============  =============  ==============  =============  ==============

                                              BHFTII                         BHFTII                           BHFTII
                                    METLIFE MSCI EAFE(R) INDEX    METLIFE RUSSELL 2000(R) INDEX         METLIFE STOCK INDEX
                                             DIVISION                       DIVISION                         DIVISION
                                   -----------------------------  ------------------------------  ------------------------------
                                        2020            2019           2020           2019             2020            2019
                                   --------------  -------------  --------------  -------------   --------------  --------------

Units beginning of year..........      25,852,531     28,690,901       8,484,812      9,453,823       29,028,565      33,091,820
Units issued and transferred
   from other funding options....       3,677,350      1,816,465       1,413,138        768,332        2,507,005       1,619,091
Units redeemed and transferred to
   other funding options.........     (4,939,364)    (4,654,835)     (2,366,145)    (1,737,343)      (5,673,954)     (5,682,346)
                                   --------------  -------------  --------------  -------------   --------------  --------------
Units end of year................      24,590,517     25,852,531       7,531,805      8,484,812       25,861,616      29,028,565
                                   ==============  =============  ==============  =============   ==============  ==============

                                              BHFTII                                                         BHFTII
                                        MFS(R) TOTAL RETURN             BHFTII MFS(R) VALUE         NEUBERGER BERMAN GENESIS
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  -----------------------------
                                        2020           2019            2020            2019            2020           2019
                                   --------------  -------------  --------------  --------------  -------------  --------------

Units beginning of year..........       2,894,622      3,322,036      47,345,124      52,559,197      7,645,037       8,679,175
Units issued and transferred
   from other funding options....         180,941        150,322       8,106,642       4,741,036        466,818         382,726
Units redeemed and transferred to
   other funding options.........       (540,337)      (577,736)     (9,532,495)     (9,955,109)    (1,378,626)     (1,416,864)
                                   --------------  -------------  --------------  --------------  -------------  --------------
Units end of year................       2,535,226      2,894,622      45,919,271      47,345,124      6,733,229       7,645,037
                                   ==============  =============  ==============  ==============  =============  ==============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                        BHFTII T. ROWE PRICE           BHFTII T. ROWE PRICE                BHFTII VAN ECK
                                          LARGE CAP GROWTH               SMALL CAP GROWTH             GLOBAL NATURAL RESOURCES
                                              DIVISION                       DIVISION                         DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      15,477,657      17,216,055       8,620,361       9,657,475       2,701,656       2,687,622
Units issued and transferred
   from other funding options....       2,187,373       1,840,284         980,571         729,318         721,981         721,008
Units redeemed and transferred to
   other funding options.........     (4,354,716)     (3,578,682)     (2,031,932)     (1,766,432)     (1,098,747)       (706,974)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      13,310,314      15,477,657       7,569,000       8,620,361       2,324,890       2,701,656
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                       BHFTII WESTERN ASSET
                                       MANAGEMENT STRATEGIC             BHFTII WESTERN ASSET                   BLACKROCK
                                        BOND OPPORTUNITIES           MANAGEMENT U.S. GOVERNMENT         GLOBAL ALLOCATION V.I.
                                             DIVISION                         DIVISION                         DIVISION
                                   ------------------------------  -------------------------------  ------------------------------
                                        2020            2019            2020             2019            2020            2019
                                   --------------  --------------  --------------  ---------------  --------------  --------------

Units beginning of year..........      12,363,002      13,731,347       7,078,457        7,773,582           4,191           4,210
Units issued and transferred
   from other funding options....       1,453,040       1,279,420       2,751,545        1,234,628              14              38
Units redeemed and transferred to
   other funding options.........     (2,461,901)     (2,647,765)     (2,447,768)      (1,929,753)           (124)            (57)
                                   --------------  --------------  --------------  ---------------  --------------  --------------
Units end of year................      11,354,141      12,363,002       7,382,234        7,078,457           4,081           4,191
                                   ==============  ==============  ==============  ===============  ==============  ==============

                                        CALVERT VP SRI BALANCED          CALVERT VP SRI MID CAP
                                               DIVISION                         DIVISION
                                   --------------------------------  -------------------------------
                                        2020              2019             2020            2019
                                   ---------------  ---------------  ---------------  --------------

Units beginning of year..........        1,030,290        1,063,592          109,291         126,305
Units issued and transferred
   from other funding options....           88,215           90,694            3,333           5,443
Units redeemed and transferred to
   other funding options.........        (163,938)        (123,996)         (20,515)        (22,457)
                                   ---------------  ---------------  ---------------  --------------
Units end of year................          954,567        1,030,290           92,109         109,291
                                   ===============  ===============  ===============  ==============

                                              DELAWARE
                                         VIP SMALL CAP VALUE         FIDELITY(R) VIP CONTRAFUND       FIDELITY(R) VIP EQUITY-INCOME
                                              DIVISION                        DIVISION                          DIVISION
                                   -------------------------------  ------------------------------  --------------------------------
                                        2020            2019             2020            2019            2020              2019
                                   --------------  ---------------  --------------  --------------  ---------------  ---------------

Units beginning of year..........             448            5,992          66,654          72,718        1,544,624        1,815,376
Units issued and transferred
   from other funding options....              --              317           1,104           1,684           26,275           30,454
Units redeemed and transferred to
   other funding options.........              --          (5,861)         (5,793)         (7,748)        (218,996)        (301,206)
                                   --------------  ---------------  --------------  --------------  ---------------  ---------------
Units end of year................             448              448          61,965          66,654        1,351,903        1,544,624
                                   ==============  ===============  ==============  ==============  ===============  ===============

                                    FIDELITY(R) VIP FREEDOM 2020
                                              DIVISION
                                   -------------------------------
                                         2020            2019
                                   ---------------  --------------

Units beginning of year..........          135,554          56,275
Units issued and transferred
   from other funding options....           78,246          99,330
Units redeemed and transferred to
   other funding options.........         (38,747)        (20,051)
                                   ---------------  --------------
Units end of year................          175,053         135,554
                                   ===============  ==============

                                    FIDELITY(R) VIP FREEDOM 2025     FIDELITY(R) VIP FREEDOM 2030
                                              DIVISION                         DIVISION
                                   -------------------------------  -------------------------------
                                        2020             2019            2020            2019
                                   --------------  ---------------  --------------  ---------------

Units beginning of year..........         158,625           58,278         178,878          149,868
Units issued and transferred
   from other funding options....         187,895          116,366         111,619           51,580
Units redeemed and transferred to
   other funding options.........        (76,223)         (16,019)        (57,634)         (22,570)
                                   --------------  ---------------  --------------  ---------------
Units end of year................         270,297          158,625         232,863          178,878
                                   ==============  ===============  ==============  ===============

                                     FIDELITY(R) VIP FREEDOM 2035     FIDELITY(R) VIP FREEDOM 2040
                                               DIVISION                         DIVISION
                                   --------------------------------  -------------------------------
                                         2020            2019             2020            2019
                                   ---------------  ---------------  --------------  ---------------

Units beginning of year..........           15,788            4,218          39,636           19,309
Units issued and transferred
   from other funding options....           45,487           13,020          29,397           20,565
Units redeemed and transferred to
   other funding options.........          (5,125)          (1,450)        (19,275)            (238)
                                   ---------------  ---------------  --------------  ---------------
Units end of year................           56,150           15,788          49,758           39,636
                                   ===============  ===============  ==============  ===============

                                    FIDELITY(R) VIP FREEDOM 2045     FIDELITY(R) VIP FREEDOM 2050
                                              DIVISION                         DIVISION
                                   -------------------------------  -------------------------------
                                        2020            2019              2020            2019
                                   --------------  ---------------  ---------------  --------------

Units beginning of year..........          26,012            4,811           41,247          13,729
Units issued and transferred
   from other funding options....          27,393           21,987           70,240          31,424
Units redeemed and transferred to
   other funding options.........         (4,891)            (786)          (6,894)         (3,906)
                                   --------------  ---------------  ---------------  --------------
Units end of year................          48,514           26,012          104,593          41,247
                                   ==============  ===============  ===============  ==============

                                          FIDELITY(R) VIP                  FIDELITY(R) VIP                   FIDELITY(R) VIP
                                         FUNDSMANAGER 50%                 FUNDSMANAGER 60%               GOVERNMENT MONEY MARKET
                                             DIVISION                         DIVISION                          DIVISION
                                   ------------------------------  -------------------------------  --------------------------------
                                        2020            2019             2020            2019            2020             2019
                                   --------------  --------------  ---------------  --------------  ---------------  ---------------

Units beginning of year..........      15,805,863      18,690,885       15,189,665      17,207,125          330,518          330,351
Units issued and transferred
   from other funding options....          44,436          33,995           39,161          49,199          205,387          161,519
Units redeemed and transferred to
   other funding options.........     (2,017,075)     (2,919,017)      (1,579,803)     (2,066,659)        (169,548)        (161,352)
                                   --------------  --------------  ---------------  --------------  ---------------  ---------------
Units end of year................      13,833,224      15,805,863       13,649,023      15,189,665          366,357          330,518
                                   ==============  ==============  ===============  ==============  ===============  ===============

                                                                          FIDELITY(R) VIP
                                      FIDELITY(R) VIP GROWTH           INVESTMENT GRADE BOND            FIDELITY(R) VIP MID CAP
                                             DIVISION                        DIVISION                          DIVISION
                                   ------------------------------  ------------------------------  --------------------------------
                                        2020            2019            2020            2019            2020              2019
                                   --------------  --------------  --------------  --------------  ---------------  ---------------

Units beginning of year..........         744,359         879,956         240,865         255,936           51,631           59,331
Units issued and transferred
   from other funding options....          25,138          14,854          64,829          35,782              523              350
Units redeemed and transferred to
   other funding options.........       (106,043)       (150,451)        (70,114)        (50,853)          (4,219)          (8,050)
                                   --------------  --------------  --------------  --------------  ---------------  ---------------
Units end of year................         663,454         744,359         235,580         240,865           47,935           51,631
                                   ==============  ==============  ==============  ==============  ===============  ===============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                         FTVIPT TEMPLETON
                                      DEVELOPING MARKETS VIP          IVY VIP ASSET STRATEGY        JANUS HENDERSON ENTERPRISE
                                             DIVISION                        DIVISION                        DIVISION
                                   -----------------------------  ------------------------------  ------------------------------
                                        2020            2019         2020 (a)          2019            2020            2019
                                   --------------  -------------  --------------  --------------  --------------  --------------

Units beginning of year..........          24,767         88,922             110             128          10,195          10,917
Units issued and transferred
   from other funding options....              --            197               3               5           1,204           3,237
Units redeemed and transferred to
   other funding options.........              --       (64,352)           (113)            (23)         (1,071)         (3,959)
                                   --------------  -------------  --------------  --------------  --------------  --------------
Units end of year................          24,767         24,767              --             110          10,328          10,195
                                   ==============  =============  ==============  ==============  ==============  ==============

                                        LMPVET CLEARBRIDGE               LMPVET CLEARBRIDGE              LMPVET CLEARBRIDGE
                                       VARIABLE APPRECIATION         VARIABLE DIVIDEND STRATEGY       VARIABLE LARGE CAP GROWTH
                                             DIVISION                         DIVISION                        DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........           5,773           5,873          41,412          45,798          92,711         128,203
Units issued and transferred
   from other funding options....              64              67           3,544              94           4,012           4,353
Units redeemed and transferred to
   other funding options.........           (852)           (167)           (995)         (4,480)        (18,032)        (39,845)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................           4,985           5,773          43,961          41,412          78,691          92,711
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                        LMPVET CLEARBRIDGE                  LMPVIT                     MORGAN STANLEY
                                     VARIABLE SMALL CAP GROWTH      WESTERN ASSET CORE PLUS       VIF GLOBAL INFRASTRUCTURE
                                             DIVISION                      DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2020            2019           2020           2019            2020           2019
                                   -------------  -------------  -------------  --------------  --------------  -------------

Units beginning of year..........          8,421          3,651         10,910          25,469           4,476          5,120
Units issued and transferred
   from other funding options....          1,620          4,864             --             415             220            103
Units redeemed and transferred to
   other funding options.........        (1,594)           (94)        (1,198)        (14,974)           (640)          (747)
                                   -------------  -------------  -------------  --------------  --------------  -------------
Units end of year................          8,447          8,421          9,712          10,910           4,056          4,476
                                   =============  =============  =============  ==============  ==============  =============

                                              PIMCO VIT
                                       COMMODITYREALRETURN(R)                                              PIMCO VIT
                                              STRATEGY               PIMCO VIT DYNAMIC BOND          EMERGING MARKETS BOND
                                              DIVISION                      DIVISION                       DIVISION
                                   ------------------------------  ----------------------------  -----------------------------
                                        2020            2019           2020            2019           2020           2019
                                   --------------  --------------  -------------  -------------  -------------  --------------

Units beginning of year..........           5,237           5,859          8,103          8,338          5,135           6,000
Units issued and transferred
   from other funding options....             255             271            117             62            211             319
Units redeemed and transferred to
   other funding options.........           (340)           (893)        (4,839)          (297)        (1,334)         (1,184)
                                   --------------  --------------  -------------  -------------  -------------  --------------
Units end of year................           5,152           5,237          3,381          8,103          4,012           5,135
                                   ==============  ==============  =============  =============  =============  ==============

                                           TAP 1919 VARIABLE SOCIALLY
                                               RESPONSIVE BALANCED
                                                    DIVISION
                                         -------------------------------
                                              2020             2019
                                         --------------  ---------------

Units beginning of year................           4,540            4,988
Units issued and transferred
   from other funding options..........              --              304
Units redeemed and transferred to
   other funding options...............              --            (752)
                                         --------------  ---------------
Units end of year......................           4,540            4,540
                                         ==============  ===============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the
Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, series, or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2020:

                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                UNITS       HIGHEST ($)     ASSETS ($)
                                            ------------  --------------  --------------

  American Funds(R) Bond              2020     4,240,005    1.19 - 25.20      87,818,399
     Division                         2019     4,042,100    1.09 - 23.11      77,224,066
                                      2018     4,211,306    1.01 - 21.27      74,861,593
                                      2017     4,884,182    1.03 - 21.56      88,742,232
                                      2016     5,189,712    1.01 - 20.94      92,324,388

  American Funds(R) Global            2020        31,184            9.04         281,770
     Growth Division                  2019        34,762            6.99         242,935
     (Commenced 10/31/2013 and        2018        48,260            5.21         251,565
     began transactions in 2016)      2017        64,628            5.78         373,749
                                      2016       124,565            4.44         552,875

  American Funds(R) Global            2020     7,379,440    6.36 - 77.12     474,942,195
     Small Capitalization Division    2019     8,707,173    4.98 - 59.90     437,123,606
                                      2018    10,120,809    3.85 - 45.89     391,323,313
                                      2017    11,417,354    4.37 - 51.69     501,546,451
                                      2016    12,941,976    3.53 - 41.36     458,931,633

  American Funds(R) Growth            2020     2,243,998   3.43 - 822.93   1,297,004,971
     Division                         2019     2,560,095   2.30 - 545.20   1,023,148,092
                                      2018     2,922,123   1.79 - 420.04     911,540,508
                                      2017     3,364,829   1.82 - 424.27   1,071,645,690
                                      2016     3,811,794   1.44 - 333.19     963,320,699

  American Funds(R)                   2020     2,655,428  28.02 - 383.50     766,106,526
     Growth-Income Division           2019     2,980,149  25.08 - 340.30     767,275,578
                                      2018     3,405,907  20.20 - 271.82     704,784,793
                                      2017     3,958,831  20.90 - 278.86     845,856,636
                                      2016     4,507,518  17.35 - 229.57     798,505,698

  BHFTI AB Global Dynamic             2020    78,219,417   14.53 - 16.01   1,236,443,892
     Allocation Division              2019    89,425,360   13.99 - 15.26   1,348,392,149
                                      2018   102,653,570   12.10 - 13.07   1,327,086,693
                                      2017   116,190,138   13.28 - 14.20   1,634,691,183
                                      2016   127,172,700   11.94 - 12.64   1,594,255,019

  BHFTI American Funds(R)             2020    40,375,709    2.03 - 22.68     813,811,656
     Balanced Allocation Division     2019    45,337,707    1.77 - 19.71     800,925,855
                                      2018    51,701,013    1.50 - 16.55     773,156,170
                                      2017    58,085,561    1.59 - 17.34     919,484,643
                                      2016    62,532,762    1.38 - 14.89     854,544,975

  BHFTI American Funds(R)             2020    21,672,182    2.20 - 24.15     473,694,389
     Growth Allocation Division       2019    23,820,328    1.90 - 20.76     451,501,018
                                      2018    25,965,628    1.56 - 16.87     403,169,471
                                      2017    28,757,029    1.67 - 17.99     479,556,343
                                      2016    30,410,462    1.44 - 14.90     423,353,677

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------

  American Funds(R) Bond              2020       2.17        0.50 - 2.10           7.45 - 9.02
     Division                         2019       2.59        0.50 - 2.10           7.09 - 8.65
                                      2018       2.31        0.50 - 2.15       (2.84) - (1.36)
                                      2017       1.88        0.50 - 2.15           1.31 - 3.00
                                      2016       1.67        0.50 - 2.15           0.60 - 2.28

  American Funds(R) Global            2020       0.35               0.90                 29.29
     Growth Division                  2019       1.14               0.90                 34.06
     (Commenced 10/31/2013 and        2018       0.60               0.90                (9.86)
     began transactions in 2016)      2017       0.53               0.90                 30.30
                                      2016       1.37               0.90                (0.28)

  American Funds(R) Global            2020       0.17        0.50 - 2.50         26.51 - 28.88
     Small Capitalization Division    2019       0.15        0.50 - 2.50         28.27 - 30.67
                                      2018       0.08        0.50 - 2.50     (12.77) - (11.13)
                                      2017       0.43        0.50 - 2.50         22.80 - 25.08
                                      2016       0.24        0.50 - 2.50         (0.42) - 1.44

  American Funds(R) Growth            2020       0.32        0.50 - 2.35         48.54 - 50.94
     Division                         2019       0.73        0.50 - 2.35         27.74 - 29.80
                                      2018       0.42        0.50 - 2.35       (2.58) - (1.00)
                                      2017       0.49        0.50 - 2.35         25.32 - 27.34
                                      2016       0.76        0.50 - 2.35           6.95 - 8.67

  American Funds(R)                   2020       1.35        0.50 - 2.35         10.90 - 12.69
     Growth-Income Division           2019       1.62        0.50 - 2.35         23.21 - 25.19
                                      2018       1.35        0.50 - 2.35       (4.08) - (2.52)
                                      2017       1.36        0.50 - 2.35         19.55 - 21.47
                                      2016       1.46        0.50 - 2.35          8.88 - 10.69

  BHFTI AB Global Dynamic             2020       1.77        1.10 - 2.10           3.88 - 4.92
     Allocation Division              2019       3.46        1.10 - 2.10         15.62 - 16.78
                                      2018       1.66        1.10 - 2.10       (8.91) - (7.99)
                                      2017       1.48        1.10 - 2.10         11.26 - 12.38
                                      2016       1.59        1.10 - 2.10           1.44 - 2.46

  BHFTI American Funds(R)             2020       1.72        0.50 - 2.10         13.16 - 15.09
     Balanced Allocation Division     2019       1.80        0.50 - 2.10         17.04 - 19.11
                                      2018       1.46        0.50 - 2.10       (6.31) - (4.58)
                                      2017       1.49        0.50 - 2.10         14.44 - 16.44
                                      2016       1.62        0.50 - 2.10           5.57 - 7.34

  BHFTI American Funds(R)             2020       1.56        0.50 - 2.15         14.43 - 16.34
     Growth Allocation Division       2019       1.68        0.50 - 2.15         21.01 - 23.02
                                      2018       1.21        0.50 - 2.15       (7.78) - (6.24)
                                      2017       1.24        0.50 - 2.15         18.77 - 20.74
                                      2016       1.31        0.50 - 2.15           6.64 - 8.42

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31
                                         --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  --------------  --------------

  BHFTI American Funds(R)          2020    10,039,904    3.82 - 38.93     374,416,489
     Growth Division               2019    13,396,429    2.55 - 25.92     333,656,449
                                   2018    16,299,179    1.98 - 20.08     315,250,770
                                   2017    20,103,266    2.01 - 20.37     395,973,373
                                   2016    23,833,859    1.59 - 16.08     371,921,161

  BHFTI American Funds(R)          2020    42,632,501    1.91 - 20.11     778,574,010
     Moderate Allocation Division  2019    48,048,192    1.71 - 17.88     786,219,704
                                   2018    54,921,254    1.48 - 15.47     782,649,526
                                   2017    63,563,450    1.55 - 16.10     949,575,557
                                   2016    70,805,087    1.38 - 14.32     943,720,963

  BHFTI AQR Global Risk            2020    70,369,642   11.86 - 13.38     929,413,643
     Balanced Division             2019    79,861,505   11.66 - 13.13   1,036,049,545
                                   2018    91,641,725    9.84 - 11.07   1,003,736,398
                                   2017   104,234,505   10.64 - 11.96   1,234,346,275
                                   2016   115,858,295    9.81 - 11.01   1,265,046,973

  BHFTI BlackRock Global           2020   103,549,645   13.87 - 15.28   1,562,480,869
     Tactical Strategies Division  2019   117,923,351   13.58 - 14.82   1,726,223,549
                                   2018   135,196,017   11.50 - 12.42   1,660,961,194
                                   2017   151,440,679   12.70 - 13.53   2,029,561,004
                                   2016   166,138,266   11.44 - 12.07   1,989,443,856

  BHFTI BlackRock High Yield       2020        48,501    3.89 - 36.97         449,845
     Division                      2019        45,780    3.65 - 34.77         449,626
                                   2018        36,446    3.21 - 30.61         389,657
                                   2017        33,615    3.33 - 31.86         413,602
                                   2016        35,582    3.12 - 29.89         331,029

  BHFTI Brighthouse Asset          2020     8,453,543    2.93 - 53.89     254,598,524
     Allocation 100 Division       2019     9,271,704    2.49 - 45.81     237,520,246
                                   2018    10,018,424    1.97 - 36.34     204,491,233
                                   2017    10,787,709    2.14 - 40.84     248,628,040
                                   2016    11,416,804    1.76 - 33.59     218,682,416

  BHFTI Brighthouse Balanced       2020   189,208,847   17.28 - 19.13   3,572,331,763
     Plus Division                 2019   212,617,604   15.69 - 17.19   3,610,425,443
                                   2018   237,803,627   12.98 - 14.07   3,308,331,916
                                   2017   254,482,460   14.31 - 15.35   3,869,437,236
                                   2016   267,191,129   12.36 - 13.12   3,476,074,955

  BHFTI Brighthouse Small Cap      2020       492,592    3.69 - 39.75      17,064,278
     Value Division                2019       507,130    3.74 - 40.18      17,894,741
                                   2018       568,395    2.93 - 31.36      15,380,952
                                   2017       611,465    3.49 - 37.18      19,791,285
                                   2016       648,258    3.15 - 33.45      18,727,164

  BHFTI Brighthouse/Aberdeen       2020     3,047,927    1.70 - 16.31      47,234,562
     Emerging Markets Equity       2019     3,782,564    1.35 - 12.93      46,669,817
     Division                      2018     4,595,166    1.12 - 10.81      47,553,441
                                   2017     4,781,863    1.32 - 12.72      58,423,937
                                   2016     5,375,922    1.03 - 10.01      51,521,589

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI American Funds(R)          2020       0.84        0.95 - 2.25         48.25 - 50.20
     Growth Division               2019       0.44        0.95 - 2.25         27.44 - 29.11
                                   2018       0.39        0.95 - 2.25       (2.73) - (1.44)
                                   2017       0.40        0.95 - 2.25         25.06 - 26.70
                                   2016       0.30        0.95 - 2.25           6.67 - 8.07

  BHFTI American Funds(R)          2020       1.89        0.50 - 2.10         10.64 - 12.43
     Moderate Allocation Division  2019       1.98        0.50 - 2.10         13.74 - 15.58
                                   2018       1.73        0.50 - 2.10       (5.43) - (3.90)
                                   2017       1.77        0.50 - 2.10         10.62 - 12.40
                                   2016       1.91        0.50 - 2.10           4.79 - 6.48

  BHFTI AQR Global Risk            2020       2.35        1.10 - 2.05           0.93 - 1.89
     Balanced Division             2019       2.95        1.10 - 2.05         17.48 - 18.61
                                   2018       0.38        1.10 - 2.05       (8.26) - (7.38)
                                   2017       1.71        1.10 - 2.10           7.53 - 8.60
                                   2016         --        1.10 - 2.15           6.64 - 7.77

  BHFTI BlackRock Global           2020       1.58        1.10 - 2.10           2.14 - 3.17
     Tactical Strategies Division  2019       0.19        1.10 - 2.10         18.12 - 19.31
                                   2018       1.42        1.10 - 2.10       (9.12) - (8.20)
                                   2017       0.67        1.10 - 2.05         11.02 - 12.07
                                   2016       1.45        1.10 - 2.05           2.31 - 3.29

  BHFTI BlackRock High Yield       2020       5.34        0.90 - 1.60           5.80 - 6.79
     Division                      2019       5.89        0.90 - 1.60         13.03 - 14.02
                                   2018       4.97        0.90 - 1.60       (4.42) - (3.46)
                                   2017       5.40        0.90 - 1.60           6.05 - 7.10
                                   2016       5.83        0.90 - 1.60         12.17 - 13.24

  BHFTI Brighthouse Asset          2020       1.26        0.50 - 2.00         16.55 - 18.32
     Allocation 100 Division       2019       1.63        0.50 - 2.05         24.90 - 26.85
                                   2018       1.12        0.50 - 2.05     (11.90) - (10.52)
                                   2017       1.34        0.50 - 2.05         20.45 - 22.32
                                   2016       2.39        0.50 - 2.05           6.77 - 8.43

  BHFTI Brighthouse Balanced       2020       2.35        1.10 - 2.15         10.12 - 11.29
     Plus Division                 2019       2.03        1.10 - 2.15         20.94 - 22.21
                                   2018       1.67        1.10 - 2.15       (9.34) - (8.38)
                                   2017       1.55        1.10 - 2.15         15.82 - 17.04
                                   2016       2.87        1.10 - 2.15           6.06 - 7.18

  BHFTI Brighthouse Small Cap      2020       1.34        0.50 - 1.55       (2.11) - (1.07)
     Value Division                2019       0.89        0.50 - 1.60         26.73 - 28.13
                                   2018       1.04        0.50 - 1.60     (16.59) - (15.66)
                                   2017       0.91        0.50 - 1.55          9.99 - 11.14
                                   2016       1.05        0.50 - 1.55         29.24 - 30.60

  BHFTI Brighthouse/Aberdeen       2020       2.07        0.90 - 2.25         24.46 - 26.53
     Emerging Markets Equity       2019       1.65        0.90 - 2.25         18.06 - 19.90
     Division                      2018       2.60        0.90 - 2.25     (16.10) - (14.69)
                                   2017       1.09        0.90 - 2.25         25.48 - 27.44
                                   2016       0.97        0.90 - 2.25          9.02 - 10.83

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31
                                         --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  --------------  --------------

  BHFTI Brighthouse/Artisan        2020            --           13.13              --
     International Division        2019           169           12.36           2,090
     (Had no net assets at         2018           208            9.65           2,006
     December 31, 2020)            2017           256           10.98           2,810
                                   2016           313            8.47           2,647

  BHFTI Brighthouse/Eaton          2020     1,594,088   11.75 - 12.94      19,938,279
     Vance Floating Rate Division  2019     2,151,505   11.69 - 12.81      26,783,935
                                   2018     2,481,218   11.15 - 12.11      29,267,597
                                   2017     2,489,148   11.34 - 12.20      29,625,659
                                   2016     2,268,533   11.17 - 11.90      26,476,747

  BHFTI Brighthouse/Franklin       2020     6,584,220    9.66 - 11.17      68,394,975
     Low Duration Total Return     2019     7,151,707    9.65 - 11.00      73,642,877
     Division                      2018     7,585,943    9.23 - 10.56      75,568,731
                                   2017     8,361,024    9.56 - 10.57      83,966,094
                                   2016     8,173,168    9.63 - 10.48      82,027,391

  BHFTI Brighthouse/Templeton      2020       421,632   10.71 - 12.11       4,944,012
     International Bond Division   2019       432,512   11.62 - 13.00       5,449,838
                                   2018       489,079   11.71 - 12.97       6,165,086
                                   2017       589,796   11.83 - 12.96       7,449,814
                                   2016       610,154   12.06 - 13.07       7,790,764

  BHFTI                            2020     7,965,776   3.34 - 691.83     805,727,887
     Brighthouse/Wellington Large  2019     8,991,065   2.76 - 565.38     741,294,779
     Cap Research Division         2018    10,177,126   2.12 - 427.76     636,225,847
                                   2017    11,512,938   2.28 - 455.44     764,291,187
                                   2016    12,937,320   1.89 - 372.76     703,695,885

  BHFTI Clarion Global Real        2020     7,956,916    2.24 - 23.97     166,520,792
     Estate Division               2019     8,161,374    2.38 - 25.37     182,528,745
                                   2018     9,504,197    1.93 - 20.43     172,053,744
                                   2017    10,875,352    2.13 - 22.47     218,280,039
                                   2016    12,014,777    1.94 - 20.39     220,012,334

  BHFTI Harris Oakmark             2020    13,069,949    3.19 - 37.66     418,249,872
     International Division        2019    13,819,826    3.06 - 36.01     425,579,613
                                   2018    15,932,818    2.48 - 29.06     398,451,152
                                   2017    16,803,885    3.29 - 38.42     554,231,973
                                   2016    19,261,195    2.55 - 29.60     494,276,831

  BHFTI Invesco Balanced-Risk      2020   305,812,256     1.34 - 1.44     436,657,575
     Allocation Division           2019   351,901,497    1.24 - 13.34     461,843,455
                                   2018   401,048,107    1.10 - 11.70     462,317,377
                                   2017   445,688,739     1.19 - 1.25     556,009,732
                                   2016   454,902,610     1.10 - 1.15     522,371,527

  BHFTI Invesco Comstock           2020         6,488    1.54 - 23.03          54,656
     Division                      2019         6,188    1.56 - 23.40          57,870
                                   2018         6,957    1.26 - 18.94          49,587
                                   2017        10,379    1.45 - 21.80          47,958
                                   2016         7,061    1.24 - 18.67          14,408

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI Brighthouse/Artisan        2020       1.13               1.35                  6.22
     International Division        2019       1.19               1.35                 28.15
     (Had no net assets at         2018       1.22               1.35               (12.11)
     December 31, 2020)            2017       1.08               1.35                 29.58
                                   2016       0.90               1.35               (10.49)

  BHFTI Brighthouse/Eaton          2020       4.67        1.10 - 2.00           0.04 - 0.94
     Vance Floating Rate Division  2019       4.58        1.10 - 2.05           4.86 - 5.86
                                   2018       3.53        1.10 - 2.05       (1.74) - (0.79)
                                   2017       3.78        1.10 - 2.05           1.58 - 2.55
                                   2016       3.80        1.10 - 2.05           7.05 - 8.07

  BHFTI Brighthouse/Franklin       2020       3.39        0.50 - 2.00           0.10 - 1.61
     Low Duration Total Return     2019       3.32        0.50 - 2.00           2.56 - 4.11
     Division                      2018       1.77        0.50 - 2.25       (1.81) - (0.07)
                                   2017       1.43        0.50 - 2.00         (0.67) - 0.83
                                   2016       2.92        0.50 - 2.00           1.09 - 2.62

  BHFTI Brighthouse/Templeton      2020       6.25        0.95 - 2.00       (7.78) - (6.80)
     International Bond Division   2019       8.38        0.95 - 2.00         (0.84) - 0.21
                                   2018         --        0.95 - 2.00         (1.01) - 0.04
                                   2017         --        0.95 - 2.00       (1.84) - (0.80)
                                   2016         --        0.95 - 2.00       (1.12) - (0.08)

  BHFTI                            2020       1.11        0.00 - 2.50         19.31 - 22.37
     Brighthouse/Wellington Large  2019       1.12        0.00 - 2.50         28.77 - 32.17
     Cap Research Division         2018       1.00        0.00 - 2.50       (8.49) - (6.08)
                                   2017       1.05        0.00 - 2.50         19.14 - 22.18
                                   2016       2.40        0.00 - 2.50           5.78 - 8.59

  BHFTI Clarion Global Real        2020       4.52        0.50 - 2.25       (7.14) - (5.40)
     Estate Division               2019       3.08        0.50 - 2.25         22.03 - 24.29
                                   2018       5.96        0.50 - 2.25      (10.69) - (8.95)
                                   2017       3.47        0.50 - 2.25          8.29 - 10.26
                                   2016       2.09        0.50 - 2.25         (1.37) - 0.50

  BHFTI Harris Oakmark             2020       3.30        0.50 - 2.25           2.77 - 4.68
     International Division        2019       2.21        0.50 - 2.25         21.75 - 24.03
                                   2018       1.72        0.50 - 2.25     (25.67) - (24.23)
                                   2017       1.64        0.50 - 2.25         27.54 - 29.94
                                   2016       2.14        0.50 - 2.25           5.77 - 7.73

  BHFTI Invesco Balanced-Risk      2020       5.45        1.15 - 2.00           7.95 - 8.87
     Allocation Division           2019         --        1.10 - 2.00         13.00 - 14.02
                                   2018       1.17        1.10 - 2.00       (8.30) - (7.46)
                                   2017       3.73        1.15 - 2.10           7.72 - 8.75
                                   2016       0.15        1.15 - 2.10          9.40 - 10.44

  BHFTI Invesco Comstock           2020       2.16        0.90 - 1.35       (1.84) - (1.40)
     Division                      2019       2.13        0.90 - 1.35         23.28 - 23.84
                                   2018       0.65        0.90 - 1.35     (13.34) - (12.95)
                                   2017       2.63        0.90 - 1.35         16.44 - 16.97
                                   2016       2.45        0.90 - 1.35         15.73 - 16.25

                                    E-100

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31
                                       --------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                           UNITS       HIGHEST ($)     ASSETS ($)
                                       ------------  --------------  --------------

  BHFTI Invesco Global Equity    2020    13,483,627    2.07 - 57.62     281,517,566
     Division                    2019    15,182,482    1.63 - 45.47     261,214,721
                                 2018    16,358,866    1.25 - 34.80     226,269,164
                                 2017    15,776,074    1.44 - 40.36     282,853,081
                                 2016    16,415,762    1.07 - 29.72     240,714,689

  BHFTI Invesco Small Cap        2020     1,205,933    6.01 - 70.81      71,253,289
     Growth Division             2019     1,335,510    3.89 - 45.40      51,053,864
                                 2018     1,509,587    3.17 - 36.68      47,102,731
                                 2017     1,615,884    3.53 - 40.53      56,474,486
                                 2016     1,830,196    2.85 - 32.50      51,145,397

  BHFTI JPMorgan Core Bond       2020     5,908,327   11.14 - 13.02      75,426,695
     Division                    2019     6,207,730   10.49 - 12.21      74,354,984
                                 2018     7,254,348    9.85 - 11.41      81,327,656
                                 2017     8,421,961   10.01 - 11.54      95,678,197
                                 2016     8,737,449    9.84 - 11.30      97,321,513

  BHFTI JPMorgan Global          2020   462,254,239    1.55 - 16.87     770,639,003
     Active Allocation Division  2019   534,476,737    1.41 - 15.20     803,699,960
                                 2018   605,342,000    1.23 - 13.14     788,207,295
                                 2017   606,636,328    1.35 - 14.32     861,680,922
                                 2016   658,264,125    1.18 - 12.41     811,489,227

  BHFTI JPMorgan Small Cap       2020       768,068    2.80 - 26.10      18,968,277
     Value Division              2019       808,325    2.65 - 24.86      18,936,921
                                 2018       876,517    2.24 - 21.10      17,643,222
                                 2017     1,036,634    2.62 - 24.78      24,628,939
                                 2016     1,149,179    2.55 - 24.25      26,497,515

  BHFTI Loomis Sayles Global     2020     3,759,111    2.47 - 29.88     105,220,386
     Allocation Division         2019     4,334,728    2.18 - 26.32     107,109,800
                                 2018     4,983,673    1.73 - 20.87      98,196,428
                                 2017     5,880,789    1.85 - 22.30     124,432,486
                                 2016     6,761,244    1.53 - 18.33     117,860,066

  BHFTI Loomis Sayles Growth     2020    16,516,881   2.57 - 586.63     486,587,823
     Division                    2019    21,007,586   1.97 - 445.88     467,060,137
                                 2018    24,657,864   1.61 - 362.64     444,649,592
                                 2017    29,749,965   1.75 - 392.14     575,606,365
                                 2016    34,182,457   1.49 - 332.84     556,843,925

  BHFTI MetLife Multi-Index      2020   511,620,263    1.51 - 16.43     831,657,042
     Targeted Risk Division      2019   572,965,706    1.45 - 15.59     884,702,376
                                 2018   638,887,551    1.22 - 12.95     820,528,591
                                 2017   689,687,735    1.34 - 14.11     966,194,514
                                 2016   733,282,833    1.18 - 12.35     900,136,783

  BHFTI MFS(R) Research          2020     8,036,159    2.32 - 27.15     172,621,221
     International Division      2019     8,765,910    2.08 - 24.14     168,375,370
                                 2018    10,106,842    1.64 - 18.92     153,947,912
                                 2017    11,333,543    1.94 - 22.16     202,267,389
                                 2016    13,120,940    1.53 - 17.41     185,265,721

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------

  BHFTI Invesco Global Equity    2020       0.77        0.50 - 2.15         24.93 - 27.09
     Division                    2019       0.91        0.50 - 2.15         28.83 - 31.06
                                 2018       1.10        0.50 - 2.15     (14.96) - (13.53)
                                 2017       0.99        0.50 - 2.15         33.90 - 36.24
                                 2016       1.03        0.50 - 2.15       (1.85) - (0.16)

  BHFTI Invesco Small Cap        2020         --        0.50 - 2.15         53.58 - 55.98
     Growth Division             2019         --        0.50 - 2.15         21.80 - 23.79
                                 2018         --        0.50 - 2.25      (11.08) - (9.50)
                                 2017         --        0.50 - 2.15         22.78 - 24.71
                                 2016         --        0.50 - 2.25          8.96 - 10.88

  BHFTI JPMorgan Core Bond       2020       3.23        1.10 - 2.00           5.75 - 6.71
     Division                    2019       4.54        1.10 - 2.05           6.02 - 7.03
                                 2018       2.73        1.10 - 2.05       (2.02) - (1.08)
                                 2017       2.47        1.10 - 2.05           1.22 - 2.18
                                 2016       2.82        1.10 - 2.25         (0.04) - 1.11

  BHFTI JPMorgan Global          2020       2.30        1.10 - 2.05          9.94 - 11.00
     Active Allocation Division  2019       2.74        1.10 - 2.05         14.54 - 15.63
                                 2018       1.62        1.10 - 2.05       (9.08) - (8.21)
                                 2017       2.54        1.10 - 2.10         14.24 - 15.38
                                 2016       2.12        1.10 - 2.10           0.76 - 1.78

  BHFTI JPMorgan Small Cap       2020       1.20        0.90 - 2.00           4.01 - 5.39
     Value Division              2019       1.09        0.90 - 2.05         16.73 - 18.46
                                 2018       1.08        0.90 - 2.05     (15.67) - (14.54)
                                 2017       1.13        0.90 - 2.05           1.22 - 2.70
                                 2016       1.60        0.90 - 2.05         27.86 - 29.68

  BHFTI Loomis Sayles Global     2020       0.69        0.50 - 2.00         12.51 - 14.21
     Allocation Division         2019       1.49        0.50 - 2.05         24.94 - 26.89
                                 2018       1.86        0.50 - 2.25       (7.50) - (5.86)
                                 2017       1.39        0.50 - 2.25         20.24 - 22.36
                                 2016       1.68        0.50 - 2.25           2.45 - 4.25

  BHFTI Loomis Sayles Growth     2020       0.65        0.50 - 2.25         29.28 - 31.68
     Division                    2019       0.84        0.50 - 2.25         20.82 - 23.03
                                 2018       0.61        0.50 - 2.25       (9.14) - (7.41)
                                 2017       0.75        0.50 - 2.25         15.78 - 17.93
                                 2016       0.43        0.50 - 2.25           0.40 - 2.32

  BHFTI MetLife Multi-Index      2020       2.19        0.90 - 2.10           4.34 - 5.60
     Targeted Risk Division      2019       2.14        0.90 - 2.10         19.18 - 20.62
                                 2018       1.75        0.90 - 2.10       (9.12) - (8.02)
                                 2017       1.47        0.90 - 2.10         13.15 - 14.51
                                 2016       1.32        0.90 - 2.10           2.19 - 3.43

  BHFTI MFS(R) Research          2020       2.31        0.50 - 2.15         10.65 - 12.45
     International Division      2019       1.41        0.50 - 2.15         25.74 - 27.67
                                 2018       2.02        0.50 - 2.25     (15.92) - (14.43)
                                 2017       1.80        0.50 - 2.15         25.62 - 27.52
                                 2016       2.07        0.50 - 2.15       (2.89) - (1.37)

                                    E-101

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31
                                      -------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO         NET
                                          UNITS       HIGHEST ($)    ASSETS ($)
                                      ------------  --------------  -------------

  BHFTI Morgan Stanley          2020     9,587,827   8.93 - 109.37    920,192,712
     Discovery Division         2019    11,049,927    3.58 - 43.43    423,750,247
                                2018    12,304,050    2.59 - 31.15    340,007,433
                                2017    13,380,312    2.38 - 28.42    339,623,699
                                2016    14,691,729    1.72 - 20.41    269,357,054

  BHFTI PanAgora Global         2020    67,636,602     1.36 - 1.44     97,068,610
     Diversified Risk Division  2019    64,915,547     1.24 - 1.31     84,293,104
                                2018    67,228,731     1.04 - 1.08     72,446,308
                                2017    80,775,666     1.15 - 1.19     95,392,815
                                2016    74,593,960     1.04 - 1.06     79,219,064

  BHFTI PIMCO Inflation         2020    19,226,114    1.18 - 20.08    330,502,638
     Protected Bond Division    2019    20,971,534    1.07 - 18.07    327,258,585
                                2018    23,939,621    0.99 - 16.77    349,179,155
                                2017    28,145,710    1.02 - 17.24    425,983,675
                                2016    29,444,296    1.00 - 16.72    435,880,990

  BHFTI PIMCO Total Return      2020    34,236,760    2.09 - 24.71    715,365,209
     Division                   2019    36,674,056    1.95 - 22.89    715,395,370
                                2018    41,842,651    1.82 - 21.21    757,914,158
                                2017    49,441,770    1.85 - 21.36    908,315,454
                                2016    52,424,443    1.80 - 20.54    925,935,319

  BHFTI Schroders Global        2020   455,182,622    1.43 - 15.67    703,341,582
     Multi-Asset Division       2019   524,050,033    1.43 - 15.51    802,843,446
                                2018   601,844,418    1.21 - 12.91    768,330,201
                                2017   395,258,412    1.36 - 14.41    564,139,933
                                2016   424,763,788    1.21 - 12.75    537,033,268

  BHFTI SSGA Growth and         2020    30,781,265   18.35 - 23.43    644,690,157
     Income ETF Division        2019    35,242,960   17.06 - 21.44    680,226,971
                                2018    41,641,734   14.57 - 18.01    680,006,923
                                2017    49,193,853   15.92 - 19.37    869,542,351
                                2016    55,792,678   14.03 - 16.80    861,727,162

  BHFTI SSGA Growth ETF         2020     6,011,201   19.05 - 24.32    130,804,692
     Division                   2019     6,956,479   17.56 - 22.07    138,322,296
                                2018     7,753,198   14.65 - 18.11    127,430,864
                                2017     8,624,728   16.40 - 19.95    157,056,020
                                2016     9,414,590   14.15 - 16.76    145,066,205

  BHFTI T. Rowe Price Large     2020        28,681  12.81 - 120.39        685,939
     Cap Value Division         2019        33,084  12.57 - 118.33        725,942
                                2018        20,996   10.02 - 94.56        409,218
                                2017        23,096  11.13 - 105.25        578,718
                                2016        22,303    9.61 - 90.99        441,526

  BHFTI T. Rowe Price Mid Cap   2020    13,981,484    3.56 - 63.81    505,414,544
     Growth Division            2019    16,418,378    2.91 - 51.83    484,527,095
                                2018    19,059,742    2.25 - 39.81    430,092,959
                                2017    21,768,491    2.33 - 41.02    506,160,540
                                2016    23,983,678    1.90 - 33.09    451,415,560

                                                FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------

  BHFTI Morgan Stanley          2020         --        0.50 - 2.25      147.48 - 151.85
     Discovery Division         2019         --        0.50 - 2.25        37.01 - 39.43
                                2018         --        0.50 - 2.25          7.69 - 9.60
                                2017       0.30        0.50 - 2.25        36.81 - 39.22
                                2016         --        0.50 - 2.25     (10.50) - (8.92)

  BHFTI PanAgora Global         2020       3.14        1.15 - 2.00         9.63 - 10.57
     Diversified Risk Division  2019       3.24        1.15 - 2.00        19.58 - 20.60
                                2018         --        1.15 - 2.00      (9.43) - (8.65)
                                2017         --        1.15 - 2.00        10.37 - 11.31
                                2016       2.54        1.15 - 2.00          8.92 - 9.85

  BHFTI PIMCO Inflation         2020       2.68        0.50 - 2.15         9.16 - 11.13
     Protected Bond Division    2019       3.41        0.50 - 2.15          5.97 - 7.79
                                2018       1.60        0.50 - 2.25      (4.59) - (2.76)
                                2017       1.56        0.50 - 2.25          1.17 - 3.14
                                2016         --        0.50 - 2.25          2.65 - 4.49

  BHFTI PIMCO Total Return      2020       3.69        0.50 - 2.25          6.09 - 8.12
     Division                   2019       2.93        0.50 - 2.25          6.05 - 7.98
                                2018       1.39        0.50 - 2.25      (2.46) - (0.62)
                                2017       1.78        0.50 - 2.25          2.18 - 4.10
                                2016       2.59        0.50 - 2.25          0.33 - 2.18

  BHFTI Schroders Global        2020       1.77        0.90 - 2.10        (0.02) - 1.19
     Multi-Asset Division       2019       1.47        0.90 - 2.10        18.97 - 20.40
                                2018       1.66        0.90 - 2.10     (11.32) - (6.23)
                                2017       0.79        1.10 - 2.10        11.93 - 13.05
                                2016       1.41        1.10 - 2.15          3.41 - 4.50

  BHFTI SSGA Growth and         2020       2.68        0.50 - 2.10          7.54 - 9.28
     Income ETF Division        2019       2.33        0.50 - 2.10        17.12 - 19.01
                                2018       2.33        0.50 - 2.10      (8.47) - (6.99)
                                2017       2.43        0.50 - 2.10        13.46 - 15.28
                                2016       2.36        0.50 - 2.10          3.59 - 5.26

  BHFTI SSGA Growth ETF         2020       2.42        0.50 - 2.10         8.44 - 10.20
     Division                   2019       1.97        0.50 - 2.10        19.90 - 21.83
                                2018       2.02        0.50 - 2.10     (10.65) - (9.20)
                                2017       2.10        0.50 - 2.10        17.16 - 19.04
                                2016       2.15        0.50 - 2.00          4.76 - 6.35

  BHFTI T. Rowe Price Large     2020       3.00        0.90 - 1.60          1.23 - 1.95
     Cap Value Division         2019       1.95        0.90 - 1.60        24.51 - 25.38
                                2018       1.80        0.90 - 1.60     (10.61) - (9.98)
                                2017       2.07        0.90 - 1.60        15.10 - 15.90
                                2016       2.66        0.90 - 1.60        14.10 - 14.90

  BHFTI T. Rowe Price Mid Cap   2020       0.08        0.50 - 2.25        21.15 - 23.30
     Growth Division            2019       0.08        0.50 - 2.25        28.15 - 30.41
                                2018         --        0.50 - 2.25      (4.38) - (2.68)
                                2017         --        0.50 - 2.25        21.98 - 24.12
                                2016         --        0.50 - 2.25          3.85 - 5.69

                                    E-102

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31
                                         --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  --------------  --------------

  BHFTI TCW Core Fixed Income      2020         4,573   11.46 - 11.56          52,557
     Division                      2019        22,517   10.64 - 10.77         240,520
                                   2018        23,865    9.95 - 10.01         238,242
                                   2017        25,274   10.02 - 10.12         255,408
                                   2016        31,998     9.90 - 9.97         318,472

  BHFTI Victory Sycamore Mid       2020     7,196,575    4.83 - 58.28     351,800,764
     Cap Value Division            2019     7,872,022    4.55 - 54.42     361,807,709
                                   2018     9,098,703    3.57 - 42.40     327,214,056
                                   2017    10,507,414    4.03 - 47.43     424,806,982
                                   2016    11,613,954    3.73 - 43.54     432,480,626

  BHFTI Wells Capital              2020         7,353   29.85 - 32.44         229,968
     Management Mid Cap Value      2019        11,942   29.53 - 31.93         368,958
     Division                      2018        12,534   22.14 - 23.82         289,513
                                   2017        12,681   25.94 - 27.78         342,503
                                   2016        13,137   23.79 - 25.35         324,307

  BHFTI Western Asset              2020    32,375,503   11.33 - 12.42     398,349,977
     Management Government         2019    32,564,019   10.75 - 11.67     376,497,264
     Income Division               2018    36,441,983   10.21 - 10.98     396,922,182
                                   2017    41,565,748   10.44 - 11.12     458,735,090
                                   2016    47,006,535   10.39 - 10.99     511,947,386

  BHFTII Baillie Gifford           2020     5,562,590    2.62 - 32.11     140,886,997
     International Stock Division  2019     6,117,346    2.10 - 25.61     123,603,248
                                   2018     6,925,281    1.60 - 19.47     106,646,276
                                   2017     7,456,089    1.96 - 23.68     139,877,341
                                   2016     8,556,834    1.47 - 17.69     120,269,128

  BHFTII BlackRock Bond            2020     7,023,787    7.83 - 98.08     389,186,999
     Income Division               2019     7,472,189    7.31 - 90.99     384,830,691
                                   2018     8,252,602    6.74 - 83.47     391,693,026
                                   2017     9,495,090    6.86 - 84.41     455,410,535
                                   2016    10,189,467    6.68 - 81.69     470,040,574

  BHFTII BlackRock Capital         2020     3,762,727  12.02 - 141.17     230,129,341
     Appreciation Division         2019     4,262,514   8.66 - 101.12     192,688,204
                                   2018     4,857,860    6.61 - 76.69     170,334,155
                                   2017     5,314,588    6.54 - 75.43     187,945,552
                                   2016     5,990,155    4.95 - 56.76     162,149,281

  BHFTII BlackRock                 2020     3,242,202    2.33 - 24.90      47,474,049
     Ultra-Short Term Bond         2019     3,255,640    2.35 - 25.09      44,981,636
     Division                      2018     3,622,610    2.33 - 24.87      50,362,897
                                   2017     4,077,356    2.32 - 24.72      56,416,026
                                   2016     4,242,132    2.33 - 24.80      60,125,414

  BHFTII Brighthouse Asset         2020    17,601,429    1.88 - 20.04     311,462,767
     Allocation 20 Division        2019    19,652,658    1.73 - 18.39     321,894,499
                                   2018    22,770,094    1.57 - 16.54     335,855,273
                                   2017    26,632,640    1.62 - 17.07     409,028,440
                                   2016    30,580,692    1.53 - 16.04     445,624,899

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI TCW Core Fixed Income      2020       3.20        1.20 - 1.35           7.67 - 7.83
     Division                      2019       3.06        1.10 - 1.35           6.94 - 7.20
                                   2018       2.32        1.20 - 1.35       (1.28) - (1.13)
                                   2017       1.60        1.20 - 1.60           1.19 - 1.59
                                   2016       0.70        1.20 - 1.60           0.59 - 0.99

  BHFTI Victory Sycamore Mid       2020       1.51        0.50 - 2.25           5.24 - 7.10
     Cap Value Division            2019       1.16        0.50 - 2.25         26.12 - 28.34
                                   2018       0.64        0.50 - 2.25     (12.16) - (10.60)
                                   2017       0.99        0.50 - 2.25           7.05 - 8.93
                                   2016       0.71        0.50 - 2.25         12.93 - 14.93

  BHFTI Wells Capital              2020       0.89        1.10 - 1.60           1.08 - 1.59
     Management Mid Cap Value      2019       0.66        1.10 - 1.60         33.38 - 34.05
     Division                      2018       0.97        1.10 - 1.60     (14.68) - (14.24)
                                   2017       1.05        1.10 - 1.60           9.04 - 9.58
                                   2016       0.87        1.10 - 1.60         11.39 - 11.95

  BHFTI Western Asset              2020       2.38        1.15 - 2.10           5.43 - 6.44
     Management Government         2019       2.73        1.15 - 2.10           5.26 - 6.26
     Income Division               2018       2.79        1.15 - 2.10       (2.15) - (1.21)
                                   2017       2.20        1.15 - 2.10           0.47 - 1.43
                                   2016       2.08        1.10 - 2.10         (0.79) - 0.21

  BHFTII Baillie Gifford           2020       1.90        0.95 - 2.10         23.73 - 25.38
     International Stock Division  2019       1.23        0.95 - 2.15         29.75 - 31.57
                                   2018       1.06        0.95 - 2.25     (19.05) - (17.80)
                                   2017       1.13        0.95 - 2.25         31.90 - 33.88
                                   2016       1.51        0.95 - 2.15           2.97 - 4.39

  BHFTII BlackRock Bond            2020       3.39        0.50 - 2.25           5.92 - 7.89
     Income Division               2019       3.61        0.50 - 2.25           7.12 - 9.12
                                   2018       3.25        0.50 - 2.25       (2.84) - (1.00)
                                   2017       2.99        0.50 - 2.25           1.54 - 3.43
                                   2016       3.06        0.50 - 2.25           0.58 - 2.46

  BHFTII BlackRock Capital         2020         --        0.50 - 2.25         37.18 - 39.75
     Appreciation Division         2019       0.02        0.50 - 2.25         29.57 - 31.99
                                   2018       0.01        0.50 - 2.25         (0.11) - 1.76
                                   2017       0.01        0.50 - 2.25         30.61 - 33.07
                                   2016         --        0.50 - 2.25       (2.37) - (0.56)

  BHFTII BlackRock                 2020       1.72        0.90 - 2.00       (1.80) - (0.47)
     Ultra-Short Term Bond         2019       1.60        0.90 - 2.00         (0.14) - 1.21
     Division                      2018       0.78        0.90 - 2.15         (0.52) - 0.89
                                   2017       0.11        0.90 - 2.15       (1.40) - (0.01)
                                   2016       0.01        0.90 - 2.25       (2.03) - (0.55)

  BHFTII Brighthouse Asset         2020       2.81        0.50 - 2.15           7.18 - 8.97
     Allocation 20 Division        2019       2.18        0.50 - 2.25          9.25 - 11.18
                                   2018       2.19        0.50 - 2.25       (4.79) - (3.10)
                                   2017       2.08        0.50 - 2.25           4.56 - 6.40
                                   2016       3.24        0.50 - 2.25           2.20 - 4.01

                                    E-103

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                UNITS       HIGHEST ($)     ASSETS ($)
                                            ------------  --------------  --------------

  BHFTII Brighthouse Asset            2020    43,790,060    2.14 - 22.74     875,065,802
     Allocation 40 Division           2019    49,796,769    1.94 - 20.58     908,735,683
                                      2018    57,833,464    1.69 - 17.89     925,660,947
                                      2017    68,087,417    1.73 - 18.81   1,155,673,990
                                      2016    78,507,145    1.63 - 17.09   1,211,312,236

  BHFTII Brighthouse Asset            2020   138,788,939    2.41 - 25.65   3,132,220,695
     Allocation 60 Division           2019   157,596,785    2.13 - 22.64   3,165,966,352
                                      2018   183,867,868    1.80 - 19.05   3,131,421,270
                                      2017   213,872,364    1.88 - 20.40   3,928,953,268
                                      2016   240,019,648    1.71 - 17.87   3,877,916,522

  BHFTII Brighthouse Asset            2020    68,356,199    2.67 - 28.47   1,722,419,271
     Allocation 80 Division           2019    76,334,895    2.31 - 24.54   1,670,394,964
                                      2018    85,633,821    1.89 - 19.93   1,533,821,665
                                      2017    98,239,149    2.01 - 21.80   1,933,591,736
                                      2016   108,427,987    1.70 - 18.39   1,808,886,432

  BHFTII Brighthouse/Artisan          2020     3,488,897    6.65 - 77.92     178,298,975
     Mid Cap Value Division           2019     3,807,667    6.35 - 73.90     186,211,530
                                      2018     4,305,631    5.20 - 60.16     171,734,105
                                      2017     4,884,190    6.07 - 69.84     226,673,877
                                      2016     5,613,562    5.45 - 62.37     233,427,628

  BHFTII                              2020       256,198   25.27 - 28.37       7,124,915
     Brighthouse/Dimensional          2019       299,239   23.71 - 26.37       7,739,398
     International Small Company      2018       342,338   19.67 - 21.67       7,285,386
     Division                         2017       353,646   25.40 - 27.58       9,595,917
                                      2016       396,617   19.78 - 21.38       8,357,661

  BHFTII                              2020     7,735,328   1.96 - 119.71     610,629,506
     Brighthouse/Wellington           2019     8,451,244   1.69 - 102.66     574,717,552
     Balanced Division                2018     9,307,629    1.40 - 84.26     521,756,898
                                      2017    10,336,562    1.47 - 88.39     610,158,972
                                      2016    11,309,419    1.30 - 77.49     587,936,841

  BHFTII                              2020     7,259,472   9.23 - 108.10     503,780,671
     Brighthouse/Wellington Core      2019     8,239,874    8.40 - 97.90     520,632,824
     Equity Opportunities Division    2018     9,569,314    6.51 - 75.31     471,467,558
                                      2017    11,256,241    6.60 - 75.96     570,742,746
                                      2016    12,871,913    5.62 - 64.26     555,287,850

  BHFTII Frontier Mid Cap             2020     4,933,281  16.82 - 175.90     572,542,548
     Growth Division                  2019     5,529,994  12.90 - 134.83     494,555,658
                                      2018     6,195,073   9.78 - 102.24     422,776,437
                                      2017     6,921,843  10.48 - 109.39     508,449,789
                                      2016     7,660,214    8.45 - 88.16     455,250,831

  BHFTII Jennison Growth              2020    10,579,883    2.55 - 67.11     289,505,068
     Division                         2019    11,874,095    1.65 - 43.21     211,338,418
                                      2018    13,877,939    1.26 - 32.84     185,385,848
                                      2017    14,946,828    1.27 - 33.03     203,130,928
                                      2016    16,378,562    0.94 - 24.28     166,434,950

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------

  BHFTII Brighthouse Asset            2020       2.69        0.50 - 2.15          8.67 - 10.48
     Allocation 40 Division           2019       2.19        0.50 - 2.15         13.14 - 15.02
                                      2018       2.01        0.50 - 2.25       (6.54) - (4.88)
                                      2017       1.98        0.50 - 2.25          8.19 - 10.09
                                      2016       3.56        0.50 - 2.25           3.73 - 5.56

  BHFTII Brighthouse Asset            2020       2.21        0.50 - 2.15         11.42 - 13.28
     Allocation 60 Division           2019       1.96        0.50 - 2.15         16.88 - 18.83
                                      2018       1.66        0.50 - 2.15       (8.13) - (6.60)
                                      2017       1.74        0.50 - 2.15         12.30 - 14.16
                                      2016       3.16        0.50 - 2.15           4.83 - 6.57

  BHFTII Brighthouse Asset            2020       1.84        0.50 - 2.15         14.11 - 16.01
     Allocation 80 Division           2019       1.77        0.50 - 2.15         21.10 - 23.11
                                      2018       1.33        0.50 - 2.25      (10.17) - (8.57)
                                      2017       1.56        0.50 - 2.25         16.52 - 18.57
                                      2016       2.97        0.50 - 2.25           5.73 - 7.60

  BHFTII Brighthouse/Artisan          2020       0.84        0.50 - 2.05           3.82 - 5.45
     Mid Cap Value Division           2019       0.62        0.50 - 2.25         20.69 - 22.82
                                      2018       0.49        0.50 - 2.25     (15.36) - (13.85)
                                      2017       0.58        0.50 - 2.25         10.04 - 11.98
                                      2016       0.97        0.50 - 2.25         19.92 - 22.04

  BHFTII                              2020       2.53        1.10 - 2.05           6.58 - 7.60
     Brighthouse/Dimensional          2019       1.03        1.10 - 2.05         20.54 - 21.69
     International Small Company      2018       2.54        1.10 - 2.05     (22.18) - (21.44)
     Division                         2017       1.96        1.10 - 2.00         27.87 - 29.02
                                      2016       1.94        1.10 - 2.05           3.68 - 4.67

  BHFTII                              2020       2.19        0.90 - 2.15         15.03 - 16.67
     Brighthouse/Wellington           2019       2.18        0.90 - 2.15         20.24 - 21.89
     Balanced Division                2018       1.73        0.90 - 2.15       (5.93) - (4.63)
                                      2017       1.88        0.90 - 2.15         12.52 - 14.11
                                      2016       2.73        0.90 - 2.15           4.55 - 6.04

  BHFTII                              2020       1.44        0.50 - 2.25          8.50 - 10.55
     Brighthouse/Wellington Core      2019       1.45        0.50 - 2.25         27.74 - 30.09
     Equity Opportunities Division    2018       1.58        0.50 - 2.25       (2.58) - (0.74)
                                      2017       1.39        0.50 - 2.25         16.17 - 18.30
                                      2016       1.45        0.50 - 2.25           4.67 - 6.65

  BHFTII Frontier Mid Cap             2020         --        0.90 - 2.25         28.45 - 30.46
     Growth Division                  2019         --        0.90 - 2.25         29.88 - 31.88
                                      2018         --        0.90 - 2.25       (8.01) - (6.54)
                                      2017         --        0.90 - 2.25         22.16 - 24.09
                                      2016         --        0.90 - 2.25           2.82 - 4.41

  BHFTII Jennison Growth              2020       0.06        0.50 - 2.25         52.89 - 55.59
     Division                         2019       0.26        0.50 - 2.25         29.55 - 31.83
                                      2018       0.17        0.50 - 2.25       (2.13) - (0.39)
                                      2017       0.13        0.50 - 2.25         33.95 - 36.31
                                      2016       0.07        0.50 - 2.25       (2.35) - (0.63)

                                    E-104

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31
                                        --------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                            UNITS       HIGHEST ($)     ASSETS ($)
                                        ------------  --------------  --------------

  BHFTII Loomis Sayles Small      2020     2,707,781   9.33 - 110.04     156,522,639
     Cap Core Division            2019     3,029,622    8.44 - 98.93     157,396,600
                                  2018     3,400,873    6.81 - 79.40     144,075,649
                                  2017     3,862,700    7.77 - 89.96     185,343,480
                                  2016     4,342,911    6.83 - 78.65     181,016,875

  BHFTII Loomis Sayles Small      2020     1,855,495    3.72 - 47.26      66,012,877
     Cap Growth Division          2019     2,127,099    2.81 - 35.51      57,340,292
                                  2018     2,501,161    2.25 - 28.26      54,202,419
                                  2017     2,468,467    2.28 - 28.37      54,566,730
                                  2016     2,721,567    1.82 - 22.54      48,392,379

  BHFTII MetLife Aggregate        2020    48,820,793    1.89 - 22.87     949,536,445
     Bond Index Division          2019    51,794,175    1.79 - 21.48     952,097,631
                                  2018    56,750,323    1.68 - 19.93     974,062,147
                                  2017    64,574,871    1.71 - 20.12   1,126,629,342
                                  2016    67,082,177    1.68 - 19.64   1,148,709,486

  BHFTII MetLife Mid Cap          2020    11,467,060    4.33 - 51.52     506,052,707
     Stock Index Division         2019    12,674,256    3.88 - 45.76     500,876,128
                                  2018    14,264,640    3.13 - 36.63     453,810,251
                                  2017    16,065,965    3.58 - 41.60     580,186,948
                                  2016    17,710,513    3.14 - 36.16     557,664,712

  BHFTII MetLife MSCI EAFE(R)     2020    24,590,517    1.85 - 25.63     466,904,304
     Index Division               2019    25,852,531    1.74 - 23.99     460,668,541
                                  2018    28,690,901    1.45 - 19.86     424,811,670
                                  2017    30,129,062    1.71 - 23.29     524,736,160
                                  2016    34,611,269    1.39 - 18.82     489,403,933

  BHFTII MetLife Russell 2000(R)  2020     7,531,805    4.47 - 54.02     346,715,527
     Index Division               2019     8,484,812    3.80 - 45.49     330,807,385
                                  2018     9,453,823    3.07 - 36.49     297,512,830
                                  2017    10,459,851    3.51 - 41.29     373,905,362
                                  2016    11,262,895    3.11 - 36.28     355,330,009

  BHFTII MetLife Stock Index      2020    25,861,616  11.89 - 154.32   3,154,806,376
     Division                     2019    29,028,565  10.23 - 131.63   3,037,442,351
                                  2018    33,091,820   7.93 - 101.14   2,669,705,723
                                  2017    37,306,057   8.44 - 106.81   3,191,113,485
                                  2016    41,650,103    7.06 - 88.55   2,971,460,417

  BHFTII MFS(R) Total Return      2020     2,535,226   1.58 - 115.28     117,745,426
     Division                     2019     2,894,622   1.46 - 105.82     123,762,477
                                  2018     3,322,036    1.22 - 88.58     117,516,215
                                  2017     3,778,366    1.31 - 94.51     145,097,990
                                  2016     4,213,037    1.18 - 84.68     146,385,435

  BHFTII MFS(R) Value Division    2020    45,919,271    1.95 - 38.23     627,751,137
                                  2019    47,345,124    1.90 - 37.29     665,585,348
                                  2018    52,559,197    1.48 - 29.04     598,234,094
                                  2017    20,677,338    1.67 - 32.71     523,781,737
                                  2016    23,336,266    1.44 - 28.13     506,526,529

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------

  BHFTII Loomis Sayles Small      2020       0.04        0.50 - 2.25          9.29 - 11.23
     Cap Core Division            2019       0.01        0.50 - 2.25         22.44 - 24.60
                                  2018       0.01        0.50 - 2.25     (13.28) - (11.74)
                                  2017       0.14        0.50 - 2.25         12.41 - 14.39
                                  2016       0.15        0.50 - 2.25         16.33 - 18.38

  BHFTII Loomis Sayles Small      2020         --        0.50 - 2.15         31.25 - 33.37
     Cap Growth Division          2019         --        0.50 - 2.10         23.88 - 25.88
                                  2018         --        0.50 - 2.15       (1.82) - (0.22)
                                  2017         --        0.50 - 2.15         24.05 - 26.05
                                  2016         --        0.50 - 2.10           3.95 - 5.52

  BHFTII MetLife Aggregate        2020       2.67        0.50 - 2.25           4.63 - 6.52
     Bond Index Division          2019       3.03        0.50 - 2.25           5.93 - 7.93
                                  2018       2.86        0.50 - 2.25       (2.68) - (0.82)
                                  2017       2.75        0.50 - 2.25           0.68 - 2.60
                                  2016       2.62        0.50 - 2.25         (0.13) - 1.69

  BHFTII MetLife Mid Cap          2020       1.31        0.50 - 2.25         10.63 - 12.59
     Stock Index Division         2019       1.21        0.50 - 2.25         22.77 - 24.94
                                  2018       1.09        0.50 - 2.25     (13.49) - (11.95)
                                  2017       1.22        0.50 - 2.25         13.06 - 15.05
                                  2016       1.11        0.50 - 2.25         17.47 - 19.54

  BHFTII MetLife MSCI EAFE(R)     2020       3.06        0.50 - 2.25           5.18 - 7.04
     Index Division               2019       2.54        0.50 - 2.25         18.85 - 20.94
                                  2018       2.83        0.50 - 2.25     (16.00) - (14.51)
                                  2017       2.57        0.50 - 2.25         21.84 - 23.99
                                  2016       2.46        0.50 - 2.25         (1.25) - 0.50

  BHFTII MetLife Russell 2000(R)  2020       1.25        0.50 - 2.25         16.69 - 18.75
     Index Division               2019       1.03        0.50 - 2.25         22.52 - 24.68
                                  2018       0.98        0.50 - 2.25     (13.17) - (11.63)
                                  2017       1.09        0.50 - 2.25         11.85 - 13.82
                                  2016       1.24        0.50 - 2.25         18.27 - 20.36

  BHFTII MetLife Stock Index      2020       1.82        0.50 - 2.25         15.20 - 17.34
     Division                     2019       2.05        0.50 - 2.25         27.89 - 30.30
                                  2018       1.71        0.50 - 2.25       (6.96) - (5.22)
                                  2017       1.68        0.50 - 2.25         18.54 - 20.76
                                  2016       1.91        0.50 - 2.25          8.90 - 10.95

  BHFTII MFS(R) Total Return      2020       2.30        0.50 - 2.00           7.31 - 8.94
     Division                     2019       2.23        0.50 - 2.15         17.52 - 19.47
                                  2018       2.17        0.50 - 2.15       (7.82) - (6.28)
                                  2017       2.39        0.50 - 2.15          9.79 - 11.61
                                  2016       2.79        0.50 - 2.15           6.61 - 8.38

  BHFTII MFS(R) Value Division    2020       1.81        0.50 - 2.25           1.43 - 3.29
                                  2019       1.75        0.50 - 2.25         26.96 - 29.29
                                  2018       1.47        0.50 - 2.25      (12.25) - (7.60)
                                  2017       1.89        0.50 - 2.15         15.20 - 17.24
                                  2016       2.11        0.50 - 2.15         11.77 - 13.65

                                    E-105

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31
                                       --------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                           UNITS       HIGHEST ($)     ASSETS ($)
                                       ------------  --------------  --------------

  BHFTII Neuberger Berman        2020     6,733,229    4.95 - 56.16     311,591,184
     Genesis Division            2019     7,645,037    4.01 - 45.24     287,729,651
                                 2018     8,679,175    3.14 - 35.14     255,498,599
                                 2017     9,828,019    1.67 - 37.96     314,115,956
                                 2016    11,028,717    2.98 - 33.04     306,388,412

  BHFTII T. Rowe Price Large     2020    13,310,314    3.38 - 69.97     738,162,692
     Cap Growth Division         2019    15,477,657    2.50 - 51.46     629,369,388
                                 2018    17,216,055    1.94 - 39.60     539,361,977
                                 2017    18,998,068    1.98 - 40.27     609,640,874
                                 2016    20,326,210    1.50 - 30.32     491,684,512

  BHFTII T. Rowe Price Small     2020     7,569,000    6.50 - 75.93     491,278,222
     Cap Growth Division         2019     8,620,361    5.30 - 61.52     455,812,251
                                 2018     9,657,475    4.04 - 46.55     388,577,931
                                 2017    10,715,353    4.38 - 50.18     467,200,326
                                 2016    11,498,401    3.62 - 41.16     412,938,416

  BHFTII Van Eck Global          2020     2,324,890   10.86 - 12.11      27,733,915
     Natural Resources Division  2019     2,701,656    9.09 - 10.11      26,913,827
                                 2018     2,687,622     8.26 - 9.10      24,101,859
                                 2017     2,921,930   11.85 - 12.93      37,269,860
                                 2016     2,736,220   12.18 - 13.17      35,592,317

  BHFTII Western Asset           2020    11,354,141    1.26 - 46.96     408,706,045
     Management Strategic Bond   2019    12,363,002    1.20 - 44.27     422,719,703
     Opportunities Division      2018    13,731,347    1.09 - 38.95     422,543,762
                                 2017    15,854,082    1.15 - 40.79     514,265,588
                                 2016    17,633,082    1.08 - 37.98     535,867,222

  BHFTII Western Asset           2020     7,382,234    2.07 - 24.27     139,252,019
     Management U.S. Government  2019     7,078,457    2.00 - 23.25     130,271,257
     Division                    2018     7,773,582    1.91 - 22.09     137,000,881
                                 2017     9,021,983    1.92 - 22.04     159,678,213
                                 2016     9,582,786    1.90 - 21.79     167,406,266

  BlackRock Global Allocation    2020         4,081   28.10 - 30.61         118,145
     V.I. Division               2019         4,191   23.66 - 25.64         102,023
                                 2018         4,210   20.41 - 22.02          88,248
                                 2017         4,188   22.44 - 24.09          96,276
                                 2016        25,590   20.06 - 21.42         521,354

  Calvert VP SRI Balanced        2020       954,567   47.13 - 62.39      55,610,315
     Division                    2019     1,030,290   40.38 - 54.81      52,926,119
                                 2018     1,063,592   32.97 - 44.61      44,653,283
                                 2017     1,186,460   34.40 - 46.41      51,869,403
                                 2016     1,327,240   31.20 - 41.95      52,584,587

  Calvert VP SRI Mid Cap         2020        92,109           82.12       7,563,766
     Division                    2019       109,291           73.85       8,071,600
                                 2018       126,305           56.76       7,168,514
                                 2017       145,874           59.95       8,745,518
                                 2016       186,977           54.20      10,134,827

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------

  BHFTII Neuberger Berman        2020       0.08        0.50 - 2.15         22.28 - 24.14
     Genesis Division            2019       0.12        0.50 - 2.15         26.73 - 28.76
                                 2018       0.23        0.50 - 2.25       (9.07) - (7.45)
                                 2017       0.29        0.50 - 2.15         13.16 - 14.91
                                 2016       0.34        0.50 - 2.15         16.02 - 17.80

  BHFTII T. Rowe Price Large     2020       0.09        0.50 - 2.25         33.59 - 35.96
     Cap Growth Division         2019       0.26        0.50 - 2.25         27.68 - 29.94
                                 2018       0.27        0.50 - 2.25       (3.37) - (1.65)
                                 2017       0.15        0.50 - 2.25         30.52 - 32.81
                                 2016       0.02        0.50 - 2.25         (0.73) - 1.03

  BHFTII T. Rowe Price Small     2020       0.10        0.50 - 2.25         21.28 - 23.42
     Cap Growth Division         2019       0.02        0.50 - 2.25         29.88 - 32.17
                                 2018       0.05        0.50 - 2.25       (8.87) - (7.25)
                                 2017       0.19        0.50 - 2.25         19.82 - 21.92
                                 2016       0.14        0.50 - 2.25          9.00 - 10.93

  BHFTII Van Eck Global          2020       1.24        1.10 - 2.00         18.77 - 19.85
     Natural Resources Division  2019       0.34        1.10 - 2.05         10.07 - 11.12
                                 2018         --        1.10 - 2.05     (30.31) - (29.64)
                                 2017         --        1.10 - 2.05       (2.75) - (1.82)
                                 2016       0.59        1.10 - 2.05         40.82 - 42.17

  BHFTII Western Asset           2020       5.77        0.50 - 2.15           4.39 - 6.08
     Management Strategic Bond   2019       4.75        0.50 - 2.15         11.86 - 13.66
     Opportunities Division      2018       5.21        0.50 - 2.25       (6.17) - (4.51)
                                 2017       3.80        0.50 - 2.25           5.54 - 7.40
                                 2016       1.96        0.50 - 2.25           4.02 - 7.76

  BHFTII Western Asset           2020       2.82        0.50 - 2.15           2.77 - 4.39
     Management U.S. Government  2019       2.56        0.50 - 2.15           3.63 - 5.25
     Division                    2018       2.11        0.50 - 2.25         (1.56) - 0.19
                                 2017       2.46        0.50 - 2.25         (0.58) - 1.17
                                 2016       2.41        0.50 - 2.25         (1.23) - 0.52

  BlackRock Global Allocation    2020       1.31        1.10 - 1.60         18.79 - 19.38
     V.I. Division               2019       1.30        1.10 - 1.60         15.89 - 16.47
                                 2018       0.81        1.10 - 1.60       (9.05) - (8.60)
                                 2017       0.30        1.10 - 1.60         11.91 - 12.47
                                 2016       1.30        1.10 - 1.60           2.16 - 2.67

  Calvert VP SRI Balanced        2020       1.51        0.50 - 1.45         13.60 - 14.68
     Division                    2019       1.57        0.50 - 1.55         22.49 - 23.78
                                 2018       1.74        0.50 - 1.55       (4.17) - (3.16)
                                 2017       1.97        0.50 - 1.55         10.28 - 11.44
                                 2016       1.82        0.50 - 1.55           6.20 - 7.32

  Calvert VP SRI Mid Cap         2020       0.42               0.95                 11.19
     Division                    2019       0.45               0.95                 30.13
                                 2018       0.52               0.95                (5.33)
                                 2017       0.64               0.95                 10.61
                                 2016         --               0.95                  6.23

                                    E-106

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                UNITS       HIGHEST ($)     ASSETS ($)
                                            ------------  --------------  --------------

  Delaware VIP Small Cap              2020           448            1.51             677
     Value Division                   2019           448            1.55             697
     (Commenced 10/31/2013 and        2018         5,992            1.22           7,333
     began transactions in 2016)      2017        14,842            1.48          22,010
                                      2016        25,822            1.34          34,483

  Fidelity(R) VIP Contrafund          2020        61,965   13.12 - 14.00         860,110
     Division                         2019        66,654   10.19 - 10.84         717,804
                                      2018        72,718     7.85 - 8.34         603,131
                                      2017        89,664     8.51 - 9.01         805,722
                                      2016       161,557     7.08 - 7.48       1,206,624

  Fidelity(R) VIP                     2020     1,351,903  12.65 - 105.77      63,502,205
     Equity-Income Division           2019     1,544,624  12.02 - 100.08      67,252,015
                                      2018     1,815,376    9.56 - 79.28      63,735,707
                                      2017     2,048,365   10.56 - 87.27      78,340,010
                                      2016     2,327,096    9.48 - 78.04      80,761,382

  Fidelity(R) VIP Freedom 2020        2020       175,053   23.74 - 25.05       4,340,434
     Division                         2019       135,554   20.95 - 22.03       2,956,078
     (Commenced 5/1/2015              2018        56,275   17.69 - 18.54       1,037,991
     and began transactions in 2016)  2017        63,006           19.92       1,255,251
                                      2016        98,961           17.29       1,711,114

  Fidelity(R) VIP Freedom 2025        2020       270,297   25.43 - 27.08       7,124,363
     Division                         2019       158,625   22.46 - 23.62       3,657,061
     (Commenced 5/1/2015              2018        58,278   18.71 - 19.61       1,132,045
     and began transactions in 2016)  2017        38,578   20.57 - 21.23         819,000
                                      2016        79,781           18.22       1,453,626

  Fidelity(R) VIP Freedom 2030        2020       232,863   26.32 - 29.84       6,430,259
     Division                         2019       178,878   23.03 - 24.25       4,308,863
     (Commenced 5/1/2015 and          2018       149,868   18.81 - 19.71       2,953,022
     began transactions in 2016)      2017       139,649   20.96 - 21.63       3,021,173
                                      2016       115,111           18.09       2,081,941

  Fidelity(R) VIP Freedom 2035        2020        56,150   35.49 - 37.65       2,068,090
     Division                         2019        15,788   31.21 - 32.22         499,141
     (Commenced 4/30/2018)            2018         4,218   24.86 - 25.59         105,591

  Fidelity(R) VIP Freedom 2040        2020        49,758   36.96 - 40.60       1,912,754
     Division                         2019        39,636   31.47 - 34.29       1,297,820
     (Commenced 5/1/2015 and          2018        19,309   25.00 - 25.85         498,777
     began transactions in 2016)      2017        18,419   28.39 - 29.02         534,464
                                      2016         7,760           23.75         184,274

  Fidelity(R) VIP Freedom 2045        2020        48,514   37.39 - 38.98       1,866,574
     Division                         2019        26,012   32.04 - 33.08         851,015
     (Commenced 4/30/2018)            2018         4,811   25.30 - 26.04         124,900

  Fidelity(R) VIP Freedom 2050        2020       104,593   37.10 - 41.48       4,073,510
     Division                         2019        41,247   31.63 - 33.56       1,369,729
     (Commenced 5/1/2015 and          2018        13,729   25.54 - 26.41         362,109
     began transactions in 2016)      2017         8,553           29.65         253,618
                                      2016         6,075           24.27         147,402

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------

  Delaware VIP Small Cap              2020       1.35               0.90                (2.78)
     Value Division                   2019       2.01               0.90                 26.99
     (Commenced 10/31/2013 and        2018       0.61               0.90               (17.47)
     began transactions in 2016)      2017       0.95               0.90                 11.05
                                      2016       0.28               0.90                 30.23

  Fidelity(R) VIP Contrafund          2020       0.08        0.90 - 1.15         28.74 - 29.06
     Division                         2019       0.22        0.90 - 1.15         29.77 - 30.10
                                      2018       0.41        0.90 - 1.15       (7.71) - (7.48)
                                      2017       0.68        0.90 - 1.15         20.20 - 20.50
                                      2016       1.15        0.90 - 1.15           6.50 - 6.76

  Fidelity(R) VIP                     2020       1.78        0.95 - 1.35          5.26 - 13.76
     Equity-Income Division           2019       1.89        0.95 - 1.35         25.73 - 26.24
                                      2018       2.20        0.95 - 1.35       (9.53) - (9.16)
                                      2017       1.66        0.95 - 1.35         11.38 - 11.83
                                      2016       2.27        0.95 - 1.35         16.44 - 16.91

  Fidelity(R) VIP Freedom 2020        2020       1.25        0.90 - 1.25         13.30 - 13.69
     Division                         2019       2.17        0.90 - 1.25         18.40 - 18.80
     (Commenced 5/1/2015              2018       1.25        0.90 - 1.25       (6.92) - (5.28)
     and began transactions in 2016)  2017       1.16               0.90                 15.22
                                      2016       2.32               0.90                  4.85

  Fidelity(R) VIP Freedom 2025        2020       1.39        0.90 - 1.30         14.18 - 14.64
     Division                         2019       2.24        0.90 - 1.25          8.00 - 20.42
     (Commenced 5/1/2015              2018       1.34        0.90 - 1.25       (7.62) - (6.00)
     and began transactions in 2016)  2017       0.87        0.90 - 1.15         16.23 - 16.52
                                      2016       2.70               0.90                  5.03

  Fidelity(R) VIP Freedom 2030        2020       1.11        0.50 - 1.30         15.13 - 16.06
     Division                         2019       1.87        0.90 - 1.25          8.63 - 23.00
     (Commenced 5/1/2015 and          2018       1.19        0.90 - 1.25       (8.88) - (7.27)
     began transactions in 2016)      2017       0.96        0.90 - 1.15         19.32 - 19.62
                                      2016       2.70               0.90                  5.42

  Fidelity(R) VIP Freedom 2035        2020       1.18        0.95 - 1.45         16.25 - 16.84
     Division                         2019       2.87        0.95 - 1.25          8.77 - 25.93
     (Commenced 4/30/2018)            2018       1.79        0.95 - 1.25       (9.85) - (9.67)

  Fidelity(R) VIP Freedom 2040        2020       0.83        0.50 - 1.30         17.45 - 18.40
     Division                         2019       2.04        0.50 - 1.30          9.54 - 27.08
     (Commenced 5/1/2015 and          2018       0.96        0.90 - 1.25      (11.16) - (9.46)
     began transactions in 2016)      2017       1.03        0.90 - 1.15         21.89 - 22.19
                                      2016       2.03               0.90                  5.57

  Fidelity(R) VIP Freedom 2045        2020       0.98        0.95 - 1.30         17.42 - 17.84
     Division                         2019       2.46        0.95 - 1.25          9.66 - 27.05
     (Commenced 4/30/2018)            2018       2.32        0.95 - 1.25     (10.45) - (10.27)

  Fidelity(R) VIP Freedom 2050        2020       1.06        0.50 - 1.45         17.28 - 18.40
     Division                         2019       2.34        0.90 - 1.45          9.43 - 27.07
     (Commenced 5/1/2015 and          2018       1.18        0.90 - 1.25      (10.94) - (9.48)
     began transactions in 2016)      2017       1.09               0.90                 22.20
                                      2016       1.81               0.90                  5.60

                                    E-107

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                UNITS       HIGHEST ($)     ASSETS ($)
                                            ------------  --------------  --------------

  Fidelity(R) VIP FundsManager        2020    13,833,224   17.63 - 18.03     247,253,463
     50% Division                     2019    15,805,863   15.79 - 16.12     252,823,113
                                      2018    18,690,885   13.67 - 13.93     258,652,350
                                      2017    21,200,158   14.72 - 14.98     315,705,343
                                      2016    22,355,817   13.13 - 13.34     296,580,947

  Fidelity(R) VIP FundsManager        2020    13,649,023   17.45 - 21.04     242,924,543
     60% Division                     2019    15,189,665   15.48 - 15.97     239,540,942
                                      2018    17,207,125   13.12 - 13.50     229,662,248
                                      2017    19,728,179   14.32 - 14.70     286,973,777
                                      2016    22,614,243   12.50 - 12.80     286,717,673

  Fidelity(R) VIP Government          2020       366,357           16.28       5,964,444
     Money Market Division            2019       330,518           16.38       5,414,916
                                      2018       330,351           16.21       5,355,641
                                      2017       311,112           16.10       5,009,176
                                      2016       379,214    9.89 - 16.14       6,122,223

  Fidelity(R) VIP Growth              2020       663,454          188.70     125,194,940
     Division                         2019       744,359          132.39      98,544,772
                                      2018       879,956           99.50      87,558,490
                                      2017       980,268          100.62      98,637,848
                                      2016     1,115,679           75.17      83,862,383

  Fidelity(R) VIP Investment          2020       235,580           40.52       9,545,422
     Grade Bond Division              2019       240,865           37.39       9,006,440
                                      2018       255,936           34.42       8,809,328
                                      2017       293,120           34.93      10,239,907
                                      2016       365,398           33.84      12,364,481

  Fidelity(R) VIP Mid Cap             2020        47,935           10.05         481,692
     Division                         2019        51,631            8.60         444,178
     (Commenced 10/31/2013 and        2018        59,331            7.05         418,140
     began transactions in 2016)      2017        81,118     7.96 - 8.34         676,874
                                      2016        92,941            6.99         649,196

  FTVIPT Templeton Developing         2020        24,767            2.22          54,938
     Markets VIP Division             2019        24,767            1.91          47,307
     (Commenced 10/31/2013 and        2018        88,922            1.52         135,271
     began transactions in 2016)      2017        83,878            1.82         152,910
                                      2016       168,845            1.31         221,198

  Ivy VIP Asset Strategy              2020            --           21.29              --
     Division (Had no net assets at   2019           110           18.95           2,080
     December 31, 2020)               2018           128           15.77           2,017
                                      2017           167           16.91           2,827
                                      2016           183           14.49           2,650

  Janus Henderson Enterprise          2020        10,328           15.24         157,391
     Division                         2019        10,195           12.90         131,537
     (Commenced 10/31/2013 and        2018        10,917            9.63         105,150
     began transactions in 2016)      2017        15,309            9.78         149,792
                                      2016        31,893            7.77         247,764

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            -------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  ----------------

  Fidelity(R) VIP FundsManager        2020       1.13        1.90 - 2.05        11.66 - 11.83
     50% Division                     2019       1.61        1.90 - 2.05        15.50 - 15.67
                                      2018       1.35        1.90 - 2.05      (7.14) - (7.00)
                                      2017       1.15        1.90 - 2.05        12.14 - 12.31
                                      2016       1.24        1.90 - 2.05          2.11 - 2.26

  Fidelity(R) VIP FundsManager        2020       1.05        0.70 - 2.10        12.73 - 14.32
     60% Division                     2019       1.49        1.85 - 2.10        17.98 - 18.28
                                      2018       1.18        1.85 - 2.10      (8.39) - (8.16)
                                      2017       1.05        1.85 - 2.10        14.56 - 14.85
                                      2016       1.22        1.85 - 2.10          2.61 - 2.87

  Fidelity(R) VIP Government          2020       0.33               0.95               (0.63)
     Money Market Division            2019       1.99               0.95                 1.06
                                      2018       1.64               0.95                 0.69
                                      2017       0.66               0.95               (0.27)
                                      2016       0.20        0.95 - 2.05      (1.85) - (0.74)

  Fidelity(R) VIP Growth              2020       0.08               0.95                42.54
     Division                         2019       0.25               0.95                33.05
                                      2018       0.24               0.95               (1.11)
                                      2017       0.22               0.95                33.87
                                      2016       0.04               0.95               (0.15)

  Fidelity(R) VIP Investment          2020       2.17               0.95                 8.36
     Grade Bond Division              2019       2.66               0.95                 8.63
                                      2018       2.40               0.95               (1.47)
                                      2017       2.28               0.95                 3.24
                                      2016       2.22               0.95                 3.76

  Fidelity(R) VIP Mid Cap             2020       0.40               0.90                16.81
     Division                         2019       0.66               0.90                22.07
     (Commenced 10/31/2013 and        2018       0.36               0.90              (15.54)
     began transactions in 2016)      2017       0.49        0.90 - 1.15        19.16 - 19.46
                                      2016       0.46               0.90                10.92

  FTVIPT Templeton Developing         2020       4.12               0.90                16.13
     Markets VIP Division             2019       1.06               0.90                25.56
     (Commenced 10/31/2013 and        2018       0.84               0.90              (16.55)
     began transactions in 2016)      2017       1.07               0.90                39.15
                                      2016       0.90               0.90                16.39

  Ivy VIP Asset Strategy              2020       0.06               1.35                12.35
     Division (Had no net assets at   2019       1.93               1.35                20.15
     December 31, 2020)               2018       1.81               1.35               (6.71)
                                      2017       1.58               1.35                16.69
                                      2016       0.58               1.35               (3.87)

  Janus Henderson Enterprise          2020         --               0.90                18.11
     Division                         2019       0.04               0.90                33.95
     (Commenced 10/31/2013 and        2018       0.10               0.90               (1.56)
     began transactions in 2016)      2017       0.11               0.90                25.95
                                      2016       0.07               0.90                11.10

                                    E-108

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31
                                        --------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                             UNITS      HIGHEST ($)     ASSETS ($)
                                        ------------  --------------  --------------

  LMPVET ClearBridge Variable     2020         4,985           10.64          53,060
     Appreciation Division        2019         5,773            9.36          54,018
     (Commenced 10/31/2013 and    2018         5,873            7.27          42,700
     began transactions in 2016)  2017         6,486            7.47          48,429
                                  2016         5,096            6.30          32,119

  LMPVET ClearBridge Variable     2020        43,961            1.96          86,009
     Dividend Strategy Division   2019        41,412            1.83          75,932
     (Commenced 10/31/2013 and    2018        45,798            1.41          64,392
     began transactions in 2016)  2017        46,671            1.49          69,596
                                  2016        52,618            1.26          66,433

  LMPVET ClearBridge Variable     2020        78,691     6.13 - 6.49         507,611
     Large Cap Growth Division    2019        92,711     4.74 - 5.01         462,772
     (Commenced 10/31/2013 and    2018       128,203     3.63 - 3.82         489,481
     began transactions in 2016)  2017       132,067     3.67 - 3.86         508,988
                                  2016       224,143     2.95 - 3.10         693,531

  LMPVET ClearBridge Variable     2020         8,447     6.98 - 7.36          61,746
     Small Cap Growth Division    2019         8,421     4.93 - 5.18          43,535
     (Commenced 10/31/2013 and    2018         3,651            4.12          15,046
     began transactions in 2016)  2017         6,825            4.02          27,439
                                  2016        12,622            3.26          41,206

  LMPVIT Western Asset Core       2020         9,712            3.93          38,145
     Plus Division                2019        10,910            3.63          39,557
     (Commenced 10/31/2013 and    2018        25,469            3.26          83,068
     began transactions in 2016)  2017        31,136            3.37         104,815
                                  2016        51,470            3.21         165,326

  Morgan Stanley VIF Global       2020         4,056   14.15 - 15.68          60,741
     Infrastructure Division      2019         4,476   14.59 - 16.09          68,714
                                  2018         5,120   11.59 - 12.72          62,114
                                  2017         4,622   12.79 - 13.96          61,644
                                  2016         4,158   11.55 - 12.54          49,884

  PIMCO VIT                       2020         5,152     6.57 - 6.77          34,311
     CommodityRealReturn(R)       2019         5,237     6.60 - 6.77          34,970
     Strategy Division            2018         5,859     6.04 - 6.17          35,709
                                  2017         6,917     7.17 - 7.28          49,885
                                  2016         6,890     7.15 - 7.22          49,401

  PIMCO VIT Dynamic Bond          2020         3,381   10.67 - 11.01          36,833
     Division                     2019         8,103   10.38 - 10.65          85,343
                                  2018         8,338   10.08 - 10.29          85,042
                                  2017        11,816   10.17 - 10.33         121,046
                                  2016        11,278     9.87 - 9.98         111,866

  PIMCO VIT Emerging Markets      2020         4,012   12.09 - 12.47          49,384
     Bond Division                2019         5,135   11.55 - 11.85          60,178
                                  2018         6,000   10.26 - 10.47          62,180
                                  2017         6,421   10.98 - 11.15          71,038
                                  2016         8,142   10.18 - 10.29          83,339

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------

  LMPVET ClearBridge Variable     2020       1.00               0.90                 13.74
     Appreciation Division        2019       1.43               0.90                 28.70
     (Commenced 10/31/2013 and    2018       1.24               0.90                (2.63)
     began transactions in 2016)  2017       1.27               0.90                 18.48
                                  2016       2.06               0.90                  8.79

  LMPVET ClearBridge Variable     2020       1.53               0.90                  6.70
     Dividend Strategy Division   2019       1.45               0.90                 30.41
     (Commenced 10/31/2013 and    2018       1.56               0.90                (5.71)
     began transactions in 2016)  2017       1.52               0.90                 18.11
                                  2016       1.98               0.90                 13.96

  LMPVET ClearBridge Variable     2020       0.02        0.90 - 1.15         29.24 - 29.56
     Large Cap Growth Division    2019       0.31        0.90 - 1.15         30.65 - 30.98
     (Commenced 10/31/2013 and    2018       0.30        0.90 - 1.15       (1.13) - (0.88)
     began transactions in 2016)  2017       0.20        0.90 - 1.15         24.33 - 24.64
                                  2016       0.84        0.90 - 1.15           6.17 - 6.43

  LMPVET ClearBridge Variable     2020         --        0.90 - 1.15         41.62 - 41.98
     Small Cap Growth Division    2019         --        0.90 - 1.15         25.42 - 25.74
     (Commenced 10/31/2013 and    2018         --               0.90                  2.50
     began transactions in 2016)  2017         --               0.90                 23.16
                                  2016         --               0.90                  4.85

  LMPVIT Western Asset Core       2020       2.08               0.90                  8.33
     Plus Division                2019       3.02               0.90                 11.17
     (Commenced 10/31/2013 and    2018       3.42               0.90                (3.11)
     began transactions in 2016)  2017       3.41               0.90                  4.80
                                  2016       5.53               0.90                  3.61

  Morgan Stanley VIF Global       2020       1.45        1.10 - 1.60       (3.00) - (2.52)
     Infrastructure Division      2019       2.55        1.10 - 1.60         25.84 - 26.47
                                  2018       2.72        1.10 - 1.60       (9.36) - (8.90)
                                  2017       2.27        1.10 - 1.60         10.76 - 11.32
                                  2016       1.94        1.10 - 1.60         13.14 - 13.71

  PIMCO VIT                       2020       6.18        1.10 - 1.60       (0.53) - (0.03)
     CommodityRealReturn(R)       2019       4.21        1.10 - 1.60           9.22 - 9.77
     Strategy Division            2018       1.86        1.10 - 1.60     (15.70) - (15.27)
                                  2017      10.82        1.10 - 1.60           0.32 - 0.82
                                  2016       0.87        1.10 - 1.60         12.80 - 13.37

  PIMCO VIT Dynamic Bond          2020       1.80        1.10 - 1.60           2.83 - 3.35
     Division                     2019       2.49        1.10 - 1.60           2.96 - 3.48
                                  2018       2.39        1.10 - 1.60       (0.88) - (0.38)
                                  2017       1.41        1.10 - 1.60           3.04 - 3.55
                                  2016       1.41        1.10 - 1.60           2.77 - 3.28

  PIMCO VIT Emerging Markets      2020       3.91        1.10 - 1.60           4.69 - 5.22
     Bond Division                2019       4.12        1.10 - 1.60         12.61 - 13.17
                                  2018       3.83        1.10 - 1.60       (6.53) - (6.06)
                                  2017       4.78        1.10 - 1.60           7.81 - 8.35
                                  2016       4.96        1.10 - 1.60         11.18 - 11.74

                                    E-109

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                       AS OF DECEMBER 31
                                         --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  --------------  --------------

  TAP 1919 Variable Socially       2020         4,540            8.18          37,136
     Responsive Balanced Division  2019         4,540            6.71          30,482
                                   2018         4,988            5.35          26,671
                                   2017         4,430     5.11 - 5.45          24,126
                                   2016         1,649     4.43 - 4.71           7,602

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                            INCOME          LOWEST TO         LOWEST TO
                                           RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         -------------  ----------------  ----------------

  TAP 1919 Variable Socially       2020       0.79               0.90                21.83
     Responsive Balanced Division  2019       0.94               0.90                25.57
                                   2018       1.09               0.90               (1.83)
                                   2017       1.34        0.90 - 1.15        15.41 - 15.70
                                   2016       1.67        0.90 - 1.15          5.02 - 5.28

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the
  Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the
  Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

2 These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to
  Contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

                                    E-110

Module
                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm..................      2
Financial Statements at December 31, 2020 and 2019 and for the Years
  Ended December 31, 2020, 2019 and 2018:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2020 and 2019 and for
  the Years Ended December 31, 2020, 2019 and 2018:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2020, in conformity with accounting principles generally accepted in the United
States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Company in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and
(2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale -- Fair Value of Level 3 Fixed
Maturity Securities -- Refer to Notes 1, 7, and 9 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3 and had an estimated fair value of $4.0 billion as of December 31, 2020.

                                    MLIC-2

Given management uses considerable judgment when estimating the fair value of
Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques, performing audit procedures to evaluate the estimate of fair value required a high degree of auditor judgment and an increased extent of effort. This audit effort included the use of professionals with specialized skills and knowledge, including our fair value specialists, to assist in performing procedures and evaluating the audit evidence obtained.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included the following, among others:

    .  We tested the effectiveness of controls over the determination of fair value.

    .  We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

    .  With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company's estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

    .  We evaluated management's ability to accurately estimate fair value by comparing management's historical estimates to subsequent transactions, taking into account changes in market conditions subsequent to
       December 31, 2020.

Insurance Liabilities -- Valuation of Future Policy Benefits for Long-Term Care
Insurance -- Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company's products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company's consolidated balance sheets. Such liabilities are established based on actuarial assumptions at the time policies are issued, which are intended to estimate the experience for the period the policy benefits are payable. Significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves, which are based on current assumptions. Management's estimate of future policy benefits for long-term care insurance was $14.3 billion as of December 31, 2020.

Management applies considerable judgment in evaluating actual experience to determine whether a change in assumptions for long-term care insurance is warranted. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include morbidity, policy lapse, investment returns and mortality.

Given the inherent uncertainty in selecting assumptions, we have determined that management's evaluation of actual experience when estimating future policy benefits for long-term care insurance policies is a critical audit matter, which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

    .  We tested the effectiveness of the control over the assumptions used in the valuation of future policy benefits and the effectiveness of the controls over the underlying data.

    .  With the involvement of our actuarial specialists, we:

       .  evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

                                    MLIC-3

       .  evaluated management's estimate of, or developed an independent estimate of future policy benefits, on a sample basis, and evaluated differences. This included confirming that assumptions were applied as intended.

       .  evaluated the results of the Company's annual premium deficiency tests.

Derivatives -- Valuation of Embedded Derivative Liabilities -- Refer to Notes
1, 3, 8, and 9 to the financial statements

Critical Audit Matter Description

The Company's products include variable annuity contracts with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. The guarantees on variable annuity contracts are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Guarantees accounted for as embedded derivatives include the non-life contingent portion of guaranteed minimum withdrawal benefits and certain non-life contingent portions of guaranteed minimum income benefits, and are recorded in policyholder account balances on the Company's consolidated balance sheet. Embedded derivatives are measured at estimated fair value separately from the host variable annuity contract using actuarial and capital market assumptions that are updated annually. Management's estimate of embedded derivative liabilities was $2.1 billion as of December 31, 2020.

Management applies considerable judgment in selecting assumptions used to estimate embedded derivative liabilities and changes in market conditions or variations in certain assumptions could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, and risk-free rates and implied volatilities. The valuation of the embedded derivative liabilities is also based on complex calculations which are data intensive.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that management's valuation of the embedded derivative liabilities is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation, modeling and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of embedded derivative liabilities included, among others, the following:

    .  We tested the effectiveness of controls over the assumptions, including controls over the underlying data used in the valuation of embedded derivative liabilities.

    .  We tested the effectiveness of controls over the methodologies and models used for determining the embedded derivative liabilities.

    .  With the involvement of our valuation, modeling and actuarial specialists, we:

       .  evaluated the methods, models, and judgments applied by management in the determination of principal assumptions and the calculation of the embedded derivative liabilities

       .  evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions

       .  developed an independent estimate of the embedded derivative liabilities, on a sample basis, and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 8, 2021

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2020 and 2019

                (In millions, except share and per share data)

                                                        2020          2019
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $156,423
  and $154,397, respectively; allowance for credit
  loss of $51 and $0, respectively)................  $    181,340  $    169,564
 Mortgage loans (net of allowance for credit loss
  of $517 and $289, respectively; includes $199
  and $210, respectively, relating to variable
  interest entities; includes $165 and $188,
  respectively, under the fair value option and $0
  and $59, respectively, of mortgage loans
  held-for-sale)...................................        66,405        65,549
 Policy loans......................................         5,973         6,100
 Real estate and real estate joint ventures
  (includes $1,435 and $1,378, respectively,
  relating to variable interest entities, $169 and
  $127, respectively, under the fair value option
  and $128 and $0, respectively, of real estate
  held-for-sale)...................................         7,478         6,659
 Other limited partnership interests...............         5,775         4,954
 Short-term investments, at estimated fair value...         2,623         1,883
 Other invested assets (includes $992 and $1,085,
  respectively, of leveraged and direct financing
  leases and $79 and $94, respectively, relating
  to variable interest entities)...................        17,723        16,979
                                                    ------------- -------------
   Total investments...............................       287,317       271,688
 Cash and cash equivalents, principally at
  estimated fair value (includes $9 and $5,
  respectively, relating to variable interest
  entities)........................................        11,337         8,927
 Accrued investment income (includes $1 and $1,
  respectively, relating to variable interest
  entities)........................................         1,904         1,987
 Premiums, reinsurance and other receivables
  (includes $3 and $3, respectively, relating to
  variable interest entities)......................        21,478        22,435
 Deferred policy acquisition costs and value of
  business acquired................................         2,649         3,453
 Other assets (includes $1 and $2, respectively,
  relating to variable interest entities)..........         4,276         4,460
 Separate account assets...........................       128,646       117,867
                                                    ------------- -------------
   Total assets....................................  $    457,607  $    430,817
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    133,921  $    128,304
 Policyholder account balances.....................        96,635        91,708
 Other policy-related balances.....................         7,430         7,732
 Policyholder dividends payable....................           397           495
 Policyholder dividend obligation..................         2,969         2,020
 Payables for collateral under securities loaned
  and other transactions...........................        23,122        20,365
 Short-term debt...................................           120           128
 Long-term debt (includes $5 and $5, respectively,
  relating to variable interest entities)..........         1,619         1,548
 Current income tax payable........................           486           388
 Deferred income tax liability.....................         1,980         1,568
 Other liabilities.................................        25,424        26,082
 Separate account liabilities......................       128,646       117,867
                                                    ------------- -------------
   Total liabilities...............................       422,749       398,205
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,460        12,455
 Retained earnings.................................        10,548         9,943
 Accumulated other comprehensive income (loss).....        11,662        10,025
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        34,675        32,428
 Noncontrolling interests..........................           183           184
                                                    ------------- -------------
   Total equity....................................        34,858        32,612
                                                    ------------- -------------
   Total liabilities and equity....................  $    457,607  $    430,817
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020          2019          2018
                                                   ------------  ------------  ------------
Revenues
Premiums..........................................  $    20,741   $    21,608   $    26,613
Universal life and investment-type product policy
 fees.............................................        1,996         2,037         2,124
Net investment income.............................       10,250        10,973        10,919
Other revenues....................................        1,661         1,573         1,586
Net investment gains (losses)                               (73)          346           153
Net derivative gains (losses).....................          738          (288)          766
                                                   ------------  ------------  ------------
 Total revenues...................................       35,313        36,249        42,161
                                                   ------------  ------------  ------------
Expenses
Policyholder benefits and claims..................       23,074        24,051        29,097
Interest credited to policyholder account balances        2,247         2,624         2,479
Policyholder dividends............................          901         1,038         1,085
Other expenses....................................        5,013         4,976         5,191
                                                   ------------  ------------  ------------
 Total expenses...................................       31,235        32,689        37,852
                                                   ------------  ------------  ------------
 Income (loss) before provision for income tax....        4,078         3,560         4,309
Provision for income tax expense (benefit)........          534           148           173
                                                   ------------  ------------  ------------
 Net income (loss)................................        3,544         3,412         4,136
Less: Net income (loss) attributable to
 noncontrolling interests.........................           (6)           (6)            6
                                                   ------------  ------------  ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,550   $     3,418   $     4,130
                                                   ============  ============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020         2019         2018
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,544   $    3,412   $    4,136
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................       1,911        8,053       (6,318)
Unrealized gains (losses) on derivatives..........         216          279          346
Foreign currency translation adjustments..........          54          (32)         (20)
Defined benefit plans adjustment..................        (108)        (143)       2,409
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................       2,073        8,157       (3,583)
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................        (436)      (1,711)         793
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................       1,637        6,446       (2,790)
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       5,181        9,858        1,346
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......          (6)          (6)           6
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    5,187   $    9,864   $    1,340
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in     Retained    Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- -----------  ----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2017.. $      5 $    14,150  $   10,035   $     5,428      $       29,618        $     143    $  29,761
Cumulative effects of changes
 in accounting principles,
 net of income tax............                             (917)          924                   7                             7
Capital contributions from
 MetLife, Inc.................                   74                                            74                            74
Returns of capital............                   (2)                                           (2)                           (2)
Transfer of employee benefit
 plans to an affiliate
 (Note 14)....................               (1,772)                                       (1,772)                       (1,772)
Dividends to MetLife, Inc.....                           (3,736)                           (3,736)                       (3,736)
Change in equity of
 noncontrolling interests.....                                                                 --               49           49
Net income (loss).............                            4,130                             4,130                6        4,136
Other comprehensive income
 (loss), net of income tax....                                         (2,790)             (2,790)                       (2,790)
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2018..        5      12,450       9,512         3,562              25,529              198       25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax............                               78            17                  95                            95
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2019..        5      12,455       9,943        10,025              32,428              184       32,612
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                             (113)                             (113)                         (113)
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (2,832)                           (2,832)                       (2,832)
Change in equity of
 noncontrolling interests.....                                                                 --                5            5
Net income (loss).............                            3,550                             3,550               (6)       3,544
Other comprehensive income
 (loss), net of income tax....                                          1,637               1,637                         1,637
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2020.. $      5 $    12,460  $   10,548   $    11,662      $       34,675        $     183    $  34,858
                               ======== ===========  ==========   ===========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020           2019           2018
                                                  -------------  -------------  -------------
Cash flows from operating activities
Net income (loss)................................ $       3,544  $       3,412  $       4,136
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........           125             99            264
 Amortization of premiums and accretion of
  discounts associated with investments, net.....          (651)          (823)          (907)
 (Gains) losses on investments and from sales of
  businesses, net................................            73           (346)          (153)
 (Gains) losses on derivatives, net..............          (299)           499           (346)
 (Income) loss from equity method investments,
  net of dividends or distributions..............           238            366            375
 Interest credited to policyholder account
  balances.......................................         2,213          2,624          2,479
 Universal life and investment-type product
  policy fees....................................        (1,130)        (2,037)        (2,124)
 Change in fair value option and trading
  securities.....................................          (171)          (151)             3
 Change in accrued investment income.............            72             45             11
 Change in premiums, reinsurance and other
  receivables....................................           826           (200)          (309)
 Change in deferred policy acquisition costs and
  value of business acquired, net................           355            197            436
 Change in income tax............................           104           (351)           911
 Change in other assets..........................            90            961            947
 Change in insurance-related liabilities and
  policy-related balances........................        (1,256)         1,571          3,997
 Change in other liabilities.....................        (1,372)           277         (1,675)
 Other, net......................................           176             (1)           (19)
                                                  -------------  -------------  -------------
  Net cash provided by (used in) operating
    activities...................................         2,937          6,142          8,026
                                                  -------------  -------------  -------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....        46,700         49,464         67,609
 Equity securities...............................           310            183            135
 Mortgage loans..................................         9,963         11,482          8,908
 Real estate and real estate joint ventures......            81          1,101          1,131
 Other limited partnership interests.............           464            494            479
Purchases and originations of:
 Fixed maturity securities available-for-sale....       (48,561)       (48,421)       (61,109)
 Equity securities...............................          (106)           (49)          (161)
 Mortgage loans..................................       (10,931)       (13,458)       (13,968)
 Real estate and real estate joint ventures......          (768)        (1,443)          (463)
 Other limited partnership interests.............        (1,071)          (971)          (871)
Cash received in connection with freestanding
 derivatives.....................................         3,823          1,759          1,798
Cash paid in connection with freestanding
 derivatives.....................................        (2,886)        (1,957)        (2,258)
Receipts on loans to affiliates..................           251             --             --
Net change in policy loans.......................           127            (39)           (55)
Net change in short-term investments.............          (714)          (377)         1,671
Net change in other invested assets..............            44             (8)           351
Net change in property, equipment and leasehold
 improvements....................................            18             60            209
Other, net.......................................            21             (4)             4
                                                  -------------  -------------  -------------
 Net cash provided by (used in) investing
  activities..................................... $      (3,235) $      (2,184) $       3,410
                                                  -------------  -------------  -------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020           2019          2018
                                                  -------------  -------------  ------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $      77,446  $      74,049  $     74,550
  Withdrawals....................................       (74,655)       (74,571)      (78,746)
Net change in payables for collateral under
 securities loaned and other transactions........         2,757          1,893        (1,399)
Long-term debt issued............................           128             --            24
Long-term debt repaid............................           (97)           (28)         (109)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................           (40)          (175)         (149)
Dividends paid to MetLife, Inc...................        (2,832)        (3,065)       (3,736)
Other, net.......................................            (3)           (19)          (54)
  Net cash provided by (used in) financing
   activities....................................         2,704         (1,916)       (9,619)
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....             4              3            (4)
  Change in cash and cash equivalents............         2,410          2,045         1,813
Cash and cash equivalents, beginning of year.....         8,927          6,882         5,069
                                                  -------------  -------------  ------------
  Cash and cash equivalents, end of year......... $      11,337  $       8,927  $      6,882
                                                  =============  =============  ============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $          99  $         104  $        107
                                                  =============  =============  ============
Income tax....................................... $          45  $         552  $        483
                                                  =============  =============  ============
Non-cash transactions:
Capital contributions from MetLife, Inc.......... $           5  $           5  $         74
                                                  =============  =============  ============
Transfer of fixed maturity securities
 available-for-sale to an affiliate.............. $         296  $          --  $         --
                                                  =============  =============  ============
Transfer of mortgage loans to an affiliate....... $          84  $          --  $         --
                                                  =============  =============  ============
Transfer of real estate from an affiliate........ $         380  $          --  $         --
                                                  =============  =============  ============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $          --  $         152  $         --
                                                  =============  =============  ============
Transfer of employee benefit plans to an
 affiliate....................................... $          --  $          --  $      1,772
                                                  =============  =============  ============
Fixed maturity securities available-for-sale
 received in connection with pension risk
 transfer transactions........................... $          --  $          --  $      3,016
                                                  =============  =============  ============
Reclassification of certain equity securities to
 other invested assets........................... $          --  $          --  $        733
                                                  =============  =============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain, including uncertainties associated with the novel coronavirus
COVID-19 pandemic (the "COVID-19 Pandemic"). Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations.
Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits
 . Fixed and variable deferred annuity
   contracts
 ------------------------------------------------------------------------------

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets' useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the
  Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance.

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWBs, GMABs and GMIBs are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, intent-to-sell impairments, as well as provisions for credit loss in the allowance for credit loss ("ACL") on fixed maturity securities available-for-sale ("AFS"), mortgage loans and investments in leases and subsequent changes in the ACL or for impairment losses on real estate investments and other asset classes, are reported within net investment gains (losses), unless otherwise stated herein. Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities AFS and mortgage loans.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as AFS and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

     Prior to January 1, 2020, the Company applied other-than-temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors was recorded in OCI.

     On January 1, 2020, the Company adopted accounting standards update
   ("ASU") 2016-13, Financial Instruments-Credit Losses (Topic 326) Measurement
   of Credit Losses on Financial Instruments ("ASU 2016-13"), using a modified

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   retrospective approach. Under ASU 2016-13, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as a credit loss by establishing an ACL with a corresponding charge to earnings in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost.
   This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI.

     The new credit loss guidance also replaces the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment.
   Upon adoption, the replacement of the PCI model did not have a material impact on the Company's consolidated financial statements.

   Mortgage Loans

     ASU 2016-13 requires an ACL based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, as described in Note 7.

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

     The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes amounts are not collectible. Gain or loss upon charge-off is recorded, net of previously established ACL, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded in net investment gains.

     Also included in mortgage loans are residential mortgage loans for which the fair value option ("FVO") was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans that were previously designated as held-for-investment, but now are designated as held-for-sale, are stated at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The
      Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

   .  Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   .  Direct financing leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions and repurchase agreements are reported as investment income and investment expense, respectively, within net investment income.

   Securities Lending

     The Company enters into securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.
   Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       Economic hedges of FVO Securities which are linked to equity indices
-----------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

  .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated.
   The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent
   "excess" fees and are reported in universal life and investment-type product policy fees.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. In addition, the Company also provides pension benefits for certain U.S. retired employees and postretirement medical and life insurance benefits for certain non-U.S.
  retired employees. A December 31 measurement date is used for all of the
  Company's defined benefit pension and other postretirement benefit plans.

    The Company recognizes the funded status of each of its defined benefit pension and other postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between each plan's actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in
  AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    The Company sponsors a nonqualified defined contribution plan for all
  MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate. Through September 30, 2018, the
  Company sponsored qualified defined contribution plans for substantially all
  MetLife employees under which a portion of employee contributions were matched. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor of the qualified defined contribution plans was changed from the Company to an affiliate.

    See Note 14 for information on the plan sponsor change.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to
  MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits
  (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life
  Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    In December 2017, H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 15 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin 118
  ("SAB 118") provisional amounts.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the
  Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company recognizes stock-based compensation on its consolidated results of operations based on MetLife, Inc.'s allocation. MetLife, Inc.
   applies the accounting policies described below to determine those expenses.

     MetLife, Inc. grants certain employees stock-based compensation awards under various plans subject to vesting conditions. MetLife, Inc. recognizes compensation expense in an amount fixed at grant date or remeasured quarterly, depending on characteristics of the award. MetLife, Inc.
   generally recognizes this expense over the vesting period. However, MetLife,
   Inc. truncates the expense period to the date the employee attained age-and-service criteria to exercise or receive payment for the award regardless of continued employment. In such a case, MetLife, Inc. does not accelerate award exercise or payment timing. MetLife, Inc. also takes an estimation of forfeitures into account.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $856 million and $890 million at December 31,
   2020 and 2019, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $657 million and
   $635 million at December 31, 2020 and 2019, respectively. Related depreciation and amortization expense was $26 million, $24 million and
   $81 million for the years ended December 31, 2020, 2019 and 2018, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized over a four-year period using the straight-line method.
   The cost basis of computer software was $1.3 billion at both December 31,
   2020 and 2019. Accumulated amortization of capitalized software was
   $1.3 billion at both December 31, 2020 and 2019. Related amortization expense was $2 million, $0 and $90 million for the years ended December 31,
   2020, 2019 and 2018, respectively.

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the right-of-use ("ROU") asset in Other assets and the lease liability in Other liabilities. Leases with an initial term of 12 months or less are not recorded on the balance sheet.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     On January 1,2020, the Company adopted ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, using a prospective transition approach for goodwill impairment testing. Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized.
   Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, an impairment charge would be recognized for the amount by which the carrying value exceeds the reporting unit's fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit.

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Additionally, the Company will consider income tax effects from any tax deductible goodwill on the carrying value of the reporting unit when measuring the goodwill impairment loss, if applicable.

     On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     For the 2020 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million in the U.S.
   segment at both December 31, 2020 and 2019. The goodwill balance was
   $31 million in the MetLife Holdings segment at both December 31, 2020 and
   2019.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of ASUs to the FASB Accounting Standards Codification. The
Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

    The table below describes the impacts of the ASUs adopted by the Company, effective during 2020 and 2019.

      Standard                       Description                  Effective Date and        Impact on Financial Statements
                                                                  Method of Adoption
-------------------------------------------------------------------------------------------------------------------------------
ASU 2020-04,           The new guidance provides optional       Effective for contract  The new guidance reduces the
Reference Rate         expedients and exceptions for applying   modifications made      operational and financial impacts of
Reform (Topic 848):    GAAP to contracts, hedging               between March 12,       contract modifications that replace a
Facilitation of the    relationships and other transactions     2020 and                reference rate, such as London
Effects of Reference   affected by reference rate reform if     December 31, 2022       Interbank Offered Rate (LIBOR),
Rate Reform on         certain criteria are met. The                                    affected by reference rate reform.
Financial Reporting;   expedients and exceptions provided by                            The adoption of the new guidance
as clarified and       the amendments do not apply to contract                          provides relief from current GAAP
amended by ASU         modifications made and hedging                                   and is not expected to have a material
2021-01, Reference     relationships entered into or evaluated                          impact on the Company's
Rate Reform (Topic     after December 31, 2022, with certain                            consolidated financial statements.
848): Scope            exceptions. ASU 2021-01 amends the                               The Company will continue to
                       scope of the recent reference rate                               evaluate the impacts of reference rate
                       reform guidance. New optional                                    reform on contract modifications and
                       expedients allow derivative instruments                          hedging relationships through
                       impacted by changes in the interest                              December 31, 2022.
                       rate used for margining, discounting,
                       or contract price alignment (i.e.,
                       discount transition) to qualify for
                       certain optional relief.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2017-04,           The new guidance simplifies the former   January 1, 2020, the    The adoption of the new guidance
Intangibles-Goodwill   two-step goodwill impairment test by     Company adopted,        reduced the complexity involved
and Other (Topic       eliminating Step 2 of the test. The new  using a prospective     with the evaluation of goodwill for
350): Simplifying the  guidance requires a one-step impairment  approach.               impairment and did not have an
Test for Goodwill      test in which an entity compares the                             impact on the Company's
Impairment             fair value of a reporting unit with its                          consolidated financial statements.
                       carrying amount and recognizes an
                       impairment charge for the amount by
                       which the carrying amount exceeds the
                       reporting unit's fair value, if any.
-------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

         Standard                       Description                Effective Date and        Impact on Financial Statements
                                                                   Method of Adoption
---------------------------------------------------------------------------------------------------------------------------------
ASU 2016-13, Financial       The new guidance requires an ACL    January 1, 2020 for     The adoption of this guidance
Instruments-Credit Losses    based on the expected lifetime      substantially all       resulted in a $113 million, net of
(Topic 326): Measurement     credit loss on financing            financial assets, the   income tax, decrease to retained
of Credit Losses on          receivables carried at amortized    Company adopted         earnings primarily related to the
Financial Instruments, as    cost, including, but not limited    using a modified        Company's mortgage loan
clarified and amended by     to, mortgage loans, premium         retrospective           investments. The Company has
ASU 2018-19, Codification    receivables, reinsurance            approach. For           included the required disclosures
Improvements to Topic 326,   receivables and leveraged and       previously impaired     within Note 7.
Financial Instruments-       direct financing leases.            fixed maturity
Credit Losses; ASU           The former model for OTTI on fixed  securities AFS and
2019-04, Codification        maturity securities AFS has been    certain fixed maturity
Improvements to Topic 326,   modified and requires the           securities
Financial Instruments-       recording of an ACL instead of a    AFS acquired with
Credit Losses, Topic 815,    reduction of the amortized cost.    evidence of credit
Derivatives and Hedging,     Any improvements in expected        quality deterioration
and Topic 825, Financial     future cash flows will no longer    since origination, the
Instruments; ASU 2019-05,    be reflected as a prospective       Company adopted
Financial Instruments-       yield adjustment, but instead will  prospectively on
Credit Losses (Topic 326):   be reflected as a reduction in the  January 1,2020.
Targeted Transition Relief;  ACL. The new guidance also
and ASU 2019-11,             replaces the model for PCI fixed
Codification Improvements    maturity securities AFS and
to Topic 326, Financial      financing receivables and requires
Instruments-Credit Losses    the establishment of an ACL at
                             acquisition, which is added to the
                             purchase price to establish the
                             initial amortized cost of the
                             investment.
                             The new guidance also requires
                             enhanced disclosures.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2016-02, Leases          The guidance requires a lessee to   January 1, 2019. The    The Company elected the package of
(Topic 842), as clarified    recognize assets and liabilities    Company adopted         practical expedients allowed under
and amended by ASU           for leases with lease terms of      using a modified        the transition guidance. This allowed
2018-10, Codification        more than 12 months. Leases are     retrospective           the Company to carry forward its
Improvements to Topic 842,   classified as finance or operating  approach.               historical lease classification. In
Leases, ASU 2018-11,         leases and both types of leases                             addition, the Company elected all
Leases (Topic 842):          are recognized on the balance                               other practical expedients that were
Targeted Improvements,       sheet. Lessor accounting remains                            allowed under the new guidance and
and ASU 2018-20, Leases      largely unchanged from previous                             were applicable, including the
(Topic 842): Narrow-Scope    guidance except for certain                                 practical expedient to combine lease
Improvements for Lessors     targeted changes. The new guidance                          and non-lease components into one
                             also requires new qualitative and                           lease component for certain real
                             quantitative disclosures. In July                           estate leases.
                             2018, two amendments to the                                 The adoption of this guidance
                             guidance were issued. The                                   resulted in the recording of additional
                             amendments provided the option to                           net ROU assets and lease liabilities
                             adopt the new guidance                                      of approximately $866 million and
                             prospectively without adjusting                             $950 million, respectively, as of
                             comparative periods. Also, the                              January 1, 2019. The reduction of
                             amendments provided lessors with a                          ROU assets was a result of
                             practical expedient not to                                  adjustments for prepaid/deferred rent,
                             separate lease and non-lease                                unamortized initial direct costs and
                             components for certain operating                            impairment of certain ROU assets
                             leases. In December 2018, an                                based on the net present value of the
                             amendment was issued to clarify                             remaining minimum lease payments
                             lessor accounting relating to                               and sublease revenues. In addition, as
                             taxes, certain lessor's costs and                           of January 1, 2019, retained earnings
                             variable payments related to both                           increased by $95 million, net of
                             lease and non-lease components.                             income tax, as a result of the
                                                                                         recognition of deferred gains on
                                                                                         previous sale leaseback transactions.
                                                                                         The guidance did not have a material
                                                                                         impact on the Company's
                                                                                         consolidated net income and cash
                                                                                         flows. The Company has included
                                                                                         expanded disclosures on the
                                                                                         consolidated balance sheets and in
                                                                                         Notes 7 and 10.

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of New Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2020 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                                                  Effective Date and
      Standard                       Description                  Method of Adoption         Impact on Financial Statements
---------------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,           The new guidance simplifies the          January 1, 2021. The    The new guidance will not have a
Income Taxes (Topic    accounting for income taxes by removing  new guidance should     material impact on the Company's
740): Simplifying the  certain exceptions to the tax            be applied either on a  consolidated financial statements and
Accounting for         accounting guidance and providing        retrospective,          will be adopted on a prospective basis.
Income Taxes           clarification to other specific tax      modified
                       accounting guidance to eliminate         retrospective or
                       variations in practice. Specifically,    prospective basis
                       it removes the exceptions related to     based on the items to
                       the a) incremental approach for          which the
                       intraperiod tax allocation when there    amendments relate.
                       is a loss from continuing operations     Early adoption is
                       and income or a gain from other items,   permitted.
                       b) recognition of a deferred tax
                       liability when foreign investment
                       ownership changes from equity method
                       investment to consolidated subsidiary
                       and vice versa and c) use of interim
                       period tax accounting for
                       year-to-date-losses that exceed
                       anticipated losses. The guidance also
                       simplifies the application of the
                       income tax guidance for franchise taxes
                       that are partially based on income and
                       the accounting for tax law changes
                       during interim periods, clarifies the
                       accounting for transactions that result
                       in a step-up in tax basis of goodwill,
                       provides for the option to elect
                       allocation of consolidated income taxes
                       to entities disregarded by taxing
                       authorities for their stand-alone
                       reporting, and requires that an entity
                       reflect the effect of an enacted change
                       in tax laws or rates in the annual
                       effective tax rate computation in the
                       interim period that includes the
                       enactment date.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,           The new guidance (i) prescribes the      January 1, 2023, to be  The implementation efforts of the
Financial Services--   discount rate to be used in measuring    applied                 Company and the evaluation of the
Insurance (Topic       the liability for future policy          retrospectively to      impact of the new guidance are in
944): Targeted         benefits for traditional and limited     January 1, 2021 (with   progress. Given the nature and extent of
Improvements to the    payment long-duration contracts, and     early adoption          the required changes to a significant
Accounting for Long-   requires assumptions for those           permitted).             portion of the Company's operations,
Duration Contracts,    liability valuations to be updated                               the adoption of this guidance is
as amended by ASU      after contract inception, (ii) requires                          expected to have a material impact on
2019-09, Financial     more market-based product guarantees on                          its consolidated financial statements.
Services--Insurance    certain separate account and other
(Topic 944):           account balance long-duration contracts
Effective Date, as     to be accounted for at fair value,
amended by ASU         (iii) simplifies the amortization of
2020-11, Financial     DAC for virtually all long-duration
Services--Insurance    contracts, and (iv) introduces certain
(Topic 944):           financial statement presentation
Effective Date and     requirements, as well as significant
Early Application      additional quantitative and qualitative
                       disclosures. The amendments in ASU
                       2019-09 defer the effective date of ASU
                       2018-12 to January 1, 2022 for all
                       entities, and the amendments in ASU
                       2020-11 further defer the effective
                       date of ASU 2018-12 for an additional
                       one year to January 1, 2023 for all
                       entities.
---------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers products such as term, variable and universal life insurance, dental, group and individual disability, vision and accident & health insurance.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, structured settlements, and capital markets investment products, as well as solutions for funding postretirement benefits and company-, bank- and trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), the Company's ancillary non-U.S. operations, interest expense related to the majority of the
Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and
     (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains
     (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2020, 2019 and 2018 and at December 31, 2020 and 2019. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's businesses.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                                   MetLife    Corporate                               Total
Year Ended December 31, 2020                            U.S.       Holdings    & Other      Total     Adjustments  Consolidated
--------------------------------------------------- -----------  -----------  --------- ------------  -----------  ------------
                                                                                   (In millions)
Revenues
Premiums...........................................  $   17,778   $    2,962   $     1   $    20,741   $       --   $    20,741
Universal life and investment-type product policy
 fees..............................................       1,044          868        --         1,912           84         1,996
Net investment income..............................       6,348        4,616      (136)       10,828         (578)       10,250
Other revenues.....................................         857          224       580         1,661           --         1,661
Net investment gains (losses)......................          --           --        --            --          (73)          (73)
Net derivative gains (losses)......................          --           --        --            --          738           738
                                                    -----------  -----------  --------- ------------  -----------  ------------
  Total revenues...................................      26,027        8,670       445        35,142          171        35,313
                                                    -----------  -----------  --------- ------------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................      17,821        5,669        --        23,490          485        23,975
Interest credited to policyholder account balances.       1,569          687        --         2,256           (9)        2,247
Capitalization of DAC..............................         (49)          (2)       --           (51)          --           (51)
Amortization of DAC and VOBA.......................          56          290        --           346           60           406
Interest expense on debt...........................           7            6        86            99           --            99
Other expenses.....................................       3,085          801       666         4,552            7         4,559
                                                    -----------  -----------  --------- ------------  -----------  ------------
  Total expenses...................................      22,489        7,451       752        30,692          543        31,235
                                                    -----------  -----------  --------- ------------  -----------  ------------
Provision for income tax expense (benefit).........         752          236      (376)          612          (78)          534
                                                    -----------  -----------  --------- ------------               ------------
  Adjusted earnings................................  $    2,786   $      983   $    69         3,838
                                                    ===========  ===========  =========
Adjustments to:
Total revenues.....................................                                              171
Total expenses.....................................                                             (543)
Provision for income tax (expense) benefit.........                                               78
                                                                                        ------------
  Net income (loss)...........................................                           $     3,544                $     3,544
                                                                                        ============               ============

                                             MetLife    Corporate
  At December 31, 2020             U.S.      Holdings    & Other      Total
  ----------------------------- ----------- ----------- ---------- -----------
                                                (In millions)
  Total assets.................  $  262,478  $  164,956  $  30,173  $  457,607
  Separate account assets......  $   81,866  $   46,780  $      --  $  128,646
  Separate account liabilities.  $   81,866  $   46,780  $      --  $  128,646

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife      Corporate                                 Total
Year Ended December 31, 2019                    U.S.        Holdings      & Other        Total     Adjustments  Consolidated
------------------------------------------- ------------  ------------ ------------  ------------  -----------  ------------
                                                                              (In millions)
Revenues
Premiums...................................  $    18,510   $     3,098  $        --   $    21,608   $       --   $    21,608
Universal life and investment-type product
 policy fees...............................        1,037           912           --         1,949           88         2,037
Net investment income......................        6,647         4,688          (73)       11,262         (289)       10,973
Other revenues.............................          815           220          538         1,573           --         1,573
Net investment gains (losses)..............           --            --           --            --          346           346
Net derivative gains (losses)..............           --            --           --            --         (288)         (288)
                                            ------------  ------------ ------------  ------------  -----------  ------------
  Total revenues...........................       27,009         8,918          465        36,392         (143)       36,249
                                            ------------  ------------ ------------  ------------  -----------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       18,963         5,920           --        24,883          206        25,089
Interest credited to policyholder account
 balances..................................        1,925           718           --         2,643          (19)        2,624
Capitalization of DAC......................          (53)           10           --           (43)          --           (43)
Amortization of DAC and VOBA...............           55           220           --           275          (36)          239
Interest expense on debt...................           10             8           87           105           --           105
Other expenses.............................        2,947           844          877         4,668            7         4,675
                                            ------------  ------------ ------------  ------------  -----------  ------------
  Total expenses...........................       23,847         7,720          964        32,531          158        32,689
                                            ------------  ------------ ------------  ------------  -----------  ------------
Provision for income tax expense (benefit).          656           232         (677)          211          (63)          148
                                            ------------  ------------ ------------  ------------               ------------
  Adjusted earnings........................  $     2,506   $       966  $       178         3,650
                                            ============  ============ ============
Adjustments to:
Total revenues.............................                                                  (143)
Total expenses.............................                                                  (158)
Provision for income tax (expense) benefit.                                                    63
                                                                                     ------------
  Net income (loss)........................                                           $     3,412                $     3,412
                                                                                     ============               ============

                                              MetLife      Corporate
At December 31, 2019              U.S.        Holdings      & Other        Total
----------------------------- ------------- ------------- ------------ -------------
                                                  (In millions)
Total assets.................  $    246,319  $    156,327  $    28,171  $    430,817
Separate account assets......  $     73,056  $     44,811  $        --  $    117,867
Separate account liabilities.  $     73,056  $     44,811  $        --  $    117,867

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                      MetLife   Corporate                             Total
Year Ended December 31, 2018                                U.S.      Holdings   & Other     Total     Adjustments Consolidated
------------------------------------------------------- -----------  ---------- --------- -----------  ----------- ------------
                                                                                     (In millions)
Revenues
Premiums............................................... $    23,388  $    3,205 $     20  $    26,613  $       --  $    26,613
Universal life and investment-type product policy fees.       1,023       1,008       --        2,031          93        2,124
Net investment income..................................       6,678       4,780     (154)      11,304        (385)      10,919
Other revenues.........................................         775         240      571        1,586          --        1,586
Net investment gains (losses)..........................          --          --       --           --         153          153
Net derivative gains (losses)..........................          --          --       --           --         766          766
                                                        -----------  ---------- --------- -----------  ----------- ------------
  Total revenues.......................................      31,864       9,233      437       41,534         627       42,161
                                                        -----------  ---------- --------- -----------  ----------- ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.............................................      24,202       5,870        5       30,077         105       30,182
Interest credited to policyholder account balances.....       1,735         748       --        2,483          (4)       2,479
Capitalization of DAC..................................         (40)          6       --          (34)         --          (34)
Amortization of DAC and VOBA...........................          75         245       --          320         150          470
Interest expense on debt...............................          12           8       88          108          --          108
Other expenses.........................................       2,838         980      834        4,652          (5)       4,647
                                                        -----------  ---------- --------- -----------  ----------- ------------
  Total expenses.......................................      28,822       7,857      927       37,606         246       37,852
                                                        -----------  ---------- --------  -----------  ----------  -----------
Provision for income tax expense (benefit).............         648         269     (823)          94          79          173
                                                        -----------  ---------- --------- -----------              ------------
  Adjusted earnings.................................... $     2,394  $    1,107 $    333        3,834
                                                        ===========  ========== =========
Adjustments to:
Total revenues.........................................                                           627
Total expenses.........................................                                          (246)
Provision for income tax (expense) benefit.............                                           (79)
                                                                                          -----------
  Net income (loss)....................................                                   $     4,136              $     4,136
                                                                                          ===========              ============

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                  Years Ended December 31,
                                                -----------------------------
                                                  2020      2019      2018
                                                --------- --------- ---------
                                                        (In millions)
  Life insurance............................... $  14,018 $  13,413 $  13,251
  Accident & health insurance..................     8,650     8,556     8,071
  Annuities....................................     1,352     2,917     8,685
  Other........................................       378       332       316
                                                --------- --------- ---------
   Total....................................... $  24,398 $  25,218 $  30,323
                                                ========= ========= =========

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.3 billion,
$3.0 billion and $3.1 billion for the years ended December 31, 2020, 2019 and
2018, respectively, which represented 14%, 12% and 10% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from the second U.S. segment customer were $6.0 billion for the year ended December 31, 2018, which represented 20%
of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from any other customer did not exceed
10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2020, 2019 and 2018.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2020     2019
                                         -------- --------
                                           (In millions)
                      U.S............... $147,557 $139,081
                      MetLife Holdings..   90,259   88,451
                      Corporate & Other.      170      212
                                         -------- --------
                        Total........... $237,986 $227,744
                                         ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      --------------------------------------------------------------------
      Product Type:                 Measurement Assumptions:
      --------------------------------------------------------------------
      Participating life            Aggregate of (i) net level premium
                                      reserves for death and endowment
                                      policy benefits (calculated based
                                      upon the non-forfeiture interest
                                      rate, ranging from 3% to 7%, and
                                      mortality rates guaranteed in
                                      calculating the cash surrender
                                      values described in such
                                      contracts); and (ii) the liability
                                      for terminal dividends.
      --------------------------------------------------------------------
      Nonparticipating life         Aggregate of the present value of
                                      future expected benefit payments
                                      and related expenses less the
                                      present value of future expected
                                      net premiums. Assumptions as to
                                      mortality and persistency are based
                                      upon the Company's experience when
                                      the basis of the liability is
                                      established. Interest rate
                                      assumptions for the aggregate
                                      future policy benefit liabilities
                                      range from 2% to 11%.
      --------------------------------------------------------------------
      Individual and group          Present value of future expected
      traditional fixed annuities     payments. Interest rate assumptions
      after annuitization             used in establishing such
                                      liabilities range from 1% to 11%.
      --------------------------------------------------------------------
      Non-medical health insurance  The net level premium method and assumptions as to future morbidity,
                                      withdrawals and interest, which
                                      provide a margin for adverse
                                      deviation. Interest rate
                                      assumptions used in establishing
                                      such liabilities range from 1% to
                                      7%.
      --------------------------------------------------------------------
      Disabled lives                Present value of benefits method and
                                      experience assumptions as to claim
                                      terminations, expenses and
                                      interest. Interest rate assumptions
                                      used in establishing such
                                      liabilities range from 2% to 8%.
      --------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2020 and 2019. Participating policies represented
17%, 19% and 20% of gross traditional life insurance premiums for the years ended December 31, 2020, 2019 and 2018, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

----------------------------------------------------------------------------------------------------
Guarantee:                                      Measurement Assumptions:
----------------------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death benefits in excess
          death even if the account value is     of the projected account balance recognizing the
          reduced to zero.                       excess ratably over the accumulation period
                                                 based on the present value of total expected
                                                 assessments.

       . An enhanced death benefit may be     . Assumptions are consistent with those used for
          available for an additional fee.       amortizing DAC, and are thus subject to the
                                                 same variability and risk.

                                              .  Investment performance and volatility assumptions
                                                 are consistent with the historical experience of
                                                 the appropriate underlying equity index, such as
                                                 the S&P 500 Index.

                                              . Benefit assumptions are based on the average
                                                 benefits payable over a range of scenarios.
----------------------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income benefits in excess
          determined at the time of issuance     of the projected account balance at any future
          of the variable annuity contract,      date of annuitization and recognizing the excess
          a minimum accumulation of purchase     ratably over the accumulation period based on
          payments, even if the account          present value of total expected assessments.
          value is reduced to zero, that can
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       .  Certain contracts also provide for  . Assumptions are consistent with those used for
          a guaranteed lump sum return of        estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              . Calculation incorporates an assumption for the
                                                 percentage of the potential annuitizations that
                                                 may be elected by the contractholder.
----------------------------------------------------------------------------------------------------
GMWBs. . A return of purchase payment via     . Expected value of the life contingent payments and
          partial withdrawals, even if the       expected assessments using assumptions
          account value is reduced to zero,      consistent with those used for estimating the
          provided that cumulative               GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       . Certain contracts include
          guaranteed withdrawals that are
          life contingent.
----------------------------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                      Universal and Variable
                                 Annuity Contracts        Life Contracts
                              ----------------------  ----------------------
                               GMDBs and              Secondary    Paid-Up
                                 GMWBs       GMIBs    Guarantees  Guarantees      Total
                              ----------  ----------  ----------  ----------  ------------
                                                      (In millions)
Direct:
Balance at January 1, 2018... $      326  $      579  $      725  $      109  $      1,739
Incurred guaranteed benefits.          3         162          95           5           265
Paid guaranteed benefits.....        (12)         (3)         --          --           (15)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.        317         738         820         114         1,989
Incurred guaranteed benefits.         57          19         255          52           383
Paid guaranteed benefits.....        (13)         --          --          --           (13)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.        361         757       1,075         166         2,359
Incurred guaranteed benefits.        144         206         320         (12)          658
Paid guaranteed benefits.....        (12)         (4)        (44)        (14)          (74)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $      493  $      959  $    1,351  $      140  $      2,943
                              ==========  ==========  ==========  ==========  ============
Ceded:
Balance at January 1, 2018... $       --  $       --  $      272  $       76  $        348
Incurred guaranteed benefits.         --          --          29           4            33
Paid guaranteed benefits.....         --          --          --          --            --
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.         --          --         301          80           381
Incurred guaranteed benefits.         --          --          95          15           110
Paid guaranteed benefits.....         --          --          --          --            --
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.         --          --         396          95           491
Incurred guaranteed benefits.         --          --          93          13           106
Paid guaranteed benefits.....         --          --         (20)         (9)          (29)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $       --  $       --  $      469  $       99  $        568
                              ==========  ==========  ==========  ==========  ============
Net:
Balance at January 1, 2018... $      326  $      579  $      453  $       33  $      1,391
Incurred guaranteed benefits.          3         162          66           1           232
Paid guaranteed benefits.....        (12)         (3)         --          --           (15)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.        317         738         519          34         1,608
Incurred guaranteed benefits.         57          19         160          37           273
Paid guaranteed benefits.....        (13)         --          --          --           (13)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.        361         757         679          71         1,868
Incurred guaranteed benefits.        144         206         227         (25)          552
Paid guaranteed benefits.....        (12)         (4)        (24)         (5)          (45)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $      493  $      959  $      882  $       41  $      2,375
                              ==========  ==========  ==========  ==========  ============

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2020                                  2019
                                         ---------------------------------     ---------------------------------
                                              In the               At               In the               At
                                           Event of Death      Annuitization     Event of Death      Annuitization
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1), (2)..........  $      50,047      $      21,229      $      49,207      $      21,472
  Separate account value (1)............  $      40,583      $      20,368      $      39,679      $      20,666
  Net amount at risk....................  $       1,178 (3)  $         552 (4)  $       1,195 (3)  $         524 (4)
Average attained age of contractholders.       68 years           67 years           68 years           66 years
Other Annuity Guarantees:
  Total account value (1), (2)..........            N/A      $         142                N/A      $         143
  Net amount at risk....................            N/A      $          74 (5)            N/A      $          80 (5)
Average attained age of contractholders.            N/A           55 years                N/A           54 years

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2020                                  2019
                                         ---------------------------------     ---------------------------------
                                            Secondary            Paid-Up          Secondary            Paid-Up
                                             Guarantees         Guarantees         Guarantees        Guarantees
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts:
  Total account value (1), (2)..........  $       5,607      $         861      $       4,909      $         899
  Net amount at risk (6)................  $      39,134      $       5,525      $      41,385      $       5,884
Average attained age of policyholders...       58 years           65 years           57 years           64 years

--------
(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                   ---------------------------
                                       2020          2019
                                   ------------- -------------
                                          (In millions)
                  Fund Groupings:
                  Equity.......... $      23,891 $      21,960
                  Balanced........        16,992        17,396
                  Bond............         3,052         3,024
                  Money Market....            52            48
                                   ------------- -------------
                    Total......... $      43,987 $      42,428
                                   ============= =============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion at both December 31, 2020 and 2019. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2020, 2019 and 2018, the Company issued $39.3 billion, $37.3 billion and $41.8 billion, respectively, and repaid $36.7 billion, $36.4 billion and $43.7 billion, respectively, of such funding agreements. At December 31, 2020 and 2019, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $38.8 billion and $34.6 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $765 million and $737 million at December 31, 2020 and 2019, respectively.

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                              Liability                    Collateral
                      ------------------------- -----------------------------
                                             December 31,
                      -------------------------------------------------------
                          2020         2019           2020             2019
                      ------------ ------------ ------------     ------------
                                             (In millions)
FHLB of New York (1). $     15,245 $     14,445 $     17,258 (2) $     16,570 (2)
Farmer Mac (3)....... $      2,375 $      2,550 $      2,450     $      2,670
--------

(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of
    New York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2020. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2020 is presented as supplementary information.

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance            At December 31, 2020
         -----------------------------------------------------------------------------------------  ---------------------------
                                      For the Years Ended December 31,
         -----------------------------------------------------------------------------------------     Total IBNR
                                           (Unaudited)                                              Liabilities Plus
         --------------------------------------------------------------------------------               Expected     Cumulative
                                                                                                     Development on  Number of
Incurral                                                                                                Reported      Reported
  Year     2011     2012     2013     2014     2015     2016     2017     2018     2019     2020         Claims        Claims
-------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  ---------------- ----------
                                                         (Dollars in millions)
  2011.. $  6,318 $  6,290 $  6,293 $  6,269 $  6,287 $  6,295 $  6,294 $  6,295 $  6,297 $  6,299        $  1        208,202
  2012..             6,503    6,579    6,569    6,546    6,568    6,569    6,569    6,572    6,574           1        209,960
  2013..                      6,637    6,713    6,719    6,720    6,730    6,720    6,723    6,724           1        212,572
  2014..                               6,986    6,919    6,913    6,910    6,914    6,919    6,920           3        215,388
  2015..                                        7,040    7,015    7,014    7,021    7,024    7,025           3        217,729
  2016..                                                 7,125    7,085    7,095    7,104    7,105           6        218,487
  2017..                                                          7,432    7,418    7,425    7,427           9        257,925
  2018..                                                                   7,757    7,655    7,646          14        242,815
  2019..                                                                            7,935    7,900          23        239,317
  2020..                                                                                     8,913         757        206,427
                                                                                          --------
 Total.........................................................................             72,533
Cumulative paid claims and paid allocated claim adjustment expenses, net of
 reinsurance....................................................................           (70,179)
All outstanding liabilities for incurral years prior to 2011, net of
 reinsurance....................................................................                18
                                                                                          --------
 Total unpaid claims and claim adjustment expenses, net of reinsurance.........           $  2,372
                                                                                          ========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               -------------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
               -------------------------------------------------------------------------------------------
                                                 (Unaudited)
               -------------------------------------------------------------------------------- ----------
Incurral Year    2011     2012     2013     2014     2015     2016     2017     2018     2019      2020
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- ----------
                                                      (In millions)
    2011...... $  4,982 $  6,194 $  6,239 $  6,256 $  6,281 $  6,290 $  6,292 $  6,295 $  6,296  $   6,297
    2012......             5,132    6,472    6,518    6,532    6,558    6,565    6,566    6,569      6,572
    2013......                      5,216    6,614    6,664    6,678    6,711    6,715    6,720      6,721
    2014......                               5,428    6,809    6,858    6,869    6,902    6,912      6,915
    2015......                                        5,524    6,913    6,958    6,974    7,008      7,018
    2016......                                                 5,582    6,980    7,034    7,053      7,086
    2017......                                                          5,761    7,292    7,355      7,374
    2018......                                                                   6,008    7,521      7,578
    2019......                                                                            6,178      7,756
    2020......                                                                                       6,862
                                                                                                ----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $  70,179
                                                                                                ==========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2020:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -----------------------------------------------------------------------------
       Years.............   1         2       3       4       5       6       7      8      9     10
       Group Life - Term. 78.2%     20.0%    0.7%    0.2%    0.5%    0.1%    --%    --%    --%    --%

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Group Long-Term Disability

                   Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance        At December 31, 2020
                --------------------------------------------------------------------------------  ---------------------------
                                        For the Years Ended December 31,                             Total IBNR
                --------------------------------------------------------------------------------  Liabilities Plus
                                              (Unaudited)                                             Expected     Cumulative
                -----------------------------------------------------------------------            Development on  Number of
Incurral                                                                                              Reported      Reported
 Year            2011    2012    2013    2014    2015    2016    2017    2018    2019     2020         Claims        Claims
--------        ------- ------- ------- ------- ------- ------- ------- ------- ------- --------  ---------------- ----------
                                                            (Dollars in millions)
  2011......... $   955 $   916 $   894 $   914 $   924 $   923 $   918 $   917 $   914 $    910        $ --         21,644
  2012.........             966     979     980   1,014   1,034   1,037   1,021   1,015    1,011          --         20,086
  2013.........                   1,008   1,027   1,032   1,049   1,070   1,069   1,044    1,032          --         21,138
  2014.........                           1,076   1,077   1,079   1,101   1,109   1,098    1,097          --         22,852
  2015.........                                   1,082   1,105   1,093   1,100   1,087    1,081          --         21,209
  2016.........                                           1,131   1,139   1,159   1,162    1,139          --         17,967
  2017.........                                                   1,244   1,202   1,203    1,195          --         16,313
  2018.........                                                           1,240   1,175    1,163           7         15,135
  2019.........                                                                   1,277    1,212          33         15,044
  2020.........                                                                            1,253         630          8,387
                                                                                        --------
 Total................................................................................    11,093
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   (5,657)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......    1,543
                                                                                        --------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................  $  6,979
                                                                                        ========

                   Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                 ---------------------------------------------------------------------------------------------------
                                              For the Years Ended December 31,
                 ---------------------------------------------------------------------------------------------------
                                                   (Unaudited)
                 ---------------------------------------------------------------------------------------
Incurral Year     2011      2012      2013      2014      2015      2016      2017      2018      2019      2020
-------------    -------  --------  --------  --------  --------  --------  --------  --------  -------- -----------
                                                        (In millions)
    2011........ $    44  $    217  $    337  $    411  $    478  $    537  $    588  $    635  $    670  $      703
    2012........                43       229       365       453       524       591       648       694         730
    2013........                          43       234       382       475       551       622       676         722
    2014........                                    51       266       428       526       609       677         732
    2015........                                              50       264       427       524       601         665
    2016........                                                        49       267       433       548         628
    2017........                                                                  56       290       476         579
    2018........                                                                            54       314         497
    2019........                                                                                      57         342
    2020........                                                                                                  59
                                                                                                         -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance            $    5,657
                                                                                                         ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2020:

                            Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            -----------------------------------------------------------------------------
Years......................  1        2        3       4       5       6       7       8      9      10
Group Long-Term Disability. 4.6%    20.0%    14.6%    8.9%    7.2%    6.4%    5.4%    4.7%   3.7%   3.6%

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2020 compared to the 2019 incurral year due to the growth in the size of the business.

     There were no significant changes in methodologies for the year ended
   December 31, 2020. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term
   Disability are updated annually to reflect emerging trends in claim experience.

     No additional premiums or return premiums have been accrued as a result of the prior year development.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion at both December 31, 2020 and 2019.
   Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.2 billion at both
   December 31, 2020 and 2019. The amount of interest accretion recognized was
   $452 million, $470 million and $509 million for the years ended December 31,
   2020, 2019 and 2018, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product's continued protection feature;
   however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                    December 31, 2020
                                                                                              -----------------------------
                                                                                                      (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................ $        2,372
Group Long-Term Disability...................................................................          6,979
                                                                                              --------------
  Total......................................................................................                $        9,351
Other insurance lines - all segments combined................................................                           607
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                         9,958
                                                                                                             --------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................             12
Group Long-Term Disability...................................................................            128
                                                                                              --------------
  Total......................................................................................                           140
Other insurance lines - all segments combined................................................                           180
                                                                                                             --------------
  Total reinsurance recoverable on unpaid claims.............................................                           320
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expense................................                        10,278
Discounting..................................................................................                        (1,186)
                                                                                                             --------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                         9,092
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                         4,431
                                                                                                             --------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                $       13,523
                                                                                                             ==============

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                               Years Ended December 31,
                                  -------------------------------------------------
                                        2020             2019             2018
                                  ---------------  ---------------  ---------------
                                                    (In millions)
Balance at January 1,............ $        13,140  $        12,590  $        12,090
  Less: Reinsurance recoverables.           1,525            1,497            1,401
                                  ---------------  ---------------  ---------------
Net balance at January 1,........          11,615           11,093           10,689
Incurred related to:
  Current year...................          18,620           17,711           16,714
  Prior years (1)................             (19)              44              241
                                  ---------------  ---------------  ---------------
    Total incurred...............          18,601           17,755           16,955
Paid related to:
  Current year...................         (13,854)         (12,934)         (12,359)
  Prior years....................          (4,478)          (4,299)          (4,192)
                                  ---------------  ---------------  ---------------
    Total paid...................         (18,332)         (17,233)         (16,551)
                                  ---------------  ---------------  ---------------
Net balance at December 31,......          11,884           11,615           11,093
  Add: Reinsurance recoverables..           1,639            1,525            1,497
                                  ---------------  ---------------  ---------------
Balance at December 31,.......... $        13,523  $        13,140  $        12,590
                                  ===============  ===============  ===============
--------

(1) For the year ended December 31, 2020, claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the years ended December 31, 2019 and 2018, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $78.0 billion and $72.2 billion at December 31, 2020 and 2019, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $50.6 billion and $45.6 billion at December 31, 2020 and 2019, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.54% and 2.91% at December 31, 2020 and 2019, respectively.

  For the years ended December 31, 2020, 2019 and 2018, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

   Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2020             2019             2018
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        3,427   $        4,089   $        4,320
Capitalizations.................................................              51               43               34
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             (56)              25             (114)
Other expenses..................................................            (348)            (263)            (355)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (404)            (238)            (469)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................            (448)            (467)             204
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           2,626            3,427            4,089
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              26               28               28
Amortization related to other expenses..........................              (2)              (1)              (1)
Unrealized investment gains (losses)............................              (1)              (1)               1
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              23               26               28
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        2,649   $        3,453   $        4,117
                                                                 ===============  ===============  ===============

   Information regarding total DAC and VOBA by segment was as follows:

                                          December 31,
                                   ---------------------------
                                       2020          2019
                                   ------------- -------------
                                          (In millions)
                 U.S..............  $        398  $        405
                 MetLife Holdings.         2,251         3,048
                                   ------------- -------------
                   Total..........  $      2,649  $      3,453
                                   ============= =============

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

   Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2020        2019        2018
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $       62  $       93  $       93
   Capitalization.......................         --           1           1
   Amortization.........................        (21)        (20)        (15)
   Unrealized investment gains (losses).        (11)        (12)         14
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       30  $       62  $       93
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      157  $      181  $      207
   Amortization.........................        (22)        (24)        (26)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      135  $      157  $      181
                                         ==========  ==========  ==========
   Accumulated amortization............. $      322  $      300  $      276
                                         ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                   VODA and
                                                        VOBA        VOCRA
                                                    ------------ -------------
                                                          (In millions)
 2021.............................................. $          2 $          19
 2022.............................................. $          2 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13
 2025.............................................. $          2 $          12

5. Reinsurance

  The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For its Group Benefits business, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements.

  The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies.
The cessions vary from 50% to 100% of all the risks of the policies.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has engaged in reinsurance activities on an opportunistic basis. There were no new transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its U.S. segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks.
For its MetLife Holdings segment, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2020 and 2019 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.7 billion and $1.8 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2020 and 2019, respectively.

  At December 31, 2020, the Company had $2.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 72%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2019, the Company had $2.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.9 billion, or 73%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2020            2019            2018
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      20,821   $      21,804   $      26,883
Reinsurance assumed...........................................            909             811             752
Reinsurance ceded.............................................           (989)         (1,007)         (1,022)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      20,741   $      21,608   $      26,613
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,290   $       2,331   $       2,382
Reinsurance assumed...........................................            (16)            (15)              9
Reinsurance ceded.............................................           (278)           (279)           (267)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       1,996   $       2,037   $       2,124
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $       1,043   $       1,007   $       1,017
Reinsurance assumed...........................................             10              (5)            (11)
Reinsurance ceded.............................................            608             571             580
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,661   $       1,573   $       1,586
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      23,488   $      24,469   $      29,589
Reinsurance assumed...........................................            811             728             691
Reinsurance ceded.............................................         (1,225)         (1,146)         (1,183)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      23,074   $      24,051   $      29,097
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       2,218   $       2,592   $       2,446
Reinsurance assumed...........................................             42              44              46
Reinsurance ceded.............................................            (13)            (12)            (13)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,247   $       2,624   $       2,479
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,469   $       4,464   $       4,650
Reinsurance assumed...........................................             71              50              71
Reinsurance ceded.............................................            473             462             470
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,013   $       4,976   $       5,191
                                                               ==============  ==============  ==============

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2020                                  2019
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,509  $  831  $18,138   $ 21,478  $  2,767  $  700  $18,968   $ 22,435
Deferred policy acquisition costs and value
 of business acquired.......................     2,864      13     (228)     2,649     3,657      14     (218)     3,453
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  5,373  $  844  $17,910   $ 24,127  $  6,424  $  714  $18,750   $ 25,888
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $132,776  $1,159  $   (14)  $133,921  $127,058  $1,252  $    (6)  $128,304
Policyholder account balances...............    96,479     156       --     96,635    91,550     158       --     91,708
Other policy-related balances...............     7,103     322        5      7,430     7,466     257        9      7,732
Other liabilities...........................     7,027   2,406   15,991     25,424     7,211   2,318   16,553     26,082
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $243,385  $4,043  $15,982   $263,410  $233,285  $3,985  $16,556   $253,826
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$12.8 billion and $13.7 billion at December 31, 2020 and 2019, respectively.
The deposit liabilities on reinsurance were $1.8 billion and $1.7 billion at
December 31, 2020 and 2019, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, and Metropolitan Tower Life Insurance
Company, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Financial, Inc. and its subsidiaries
("Brighthouse"), a former subsidiary of MetLife, Inc. In August 2017, MetLife,
Inc. completed the separation of Brighthouse and retained 19.2% of Brighthouse
Financial, Inc. common stock outstanding. In June 2018, MetLife, Inc. sold its
Brighthouse Financial, Inc. common stock and Brighthouse was no longer considered a related party.

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                     Years Ended December 31,
                                                              -------------------------------------
                                                                  2020         2019         2018
                                                              -----------  -----------  -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $        8   $        9   $        9
Reinsurance ceded............................................        (113)        (115)        (117)
                                                              -----------  -----------  -----------
  Net premiums...............................................  $     (105)  $     (106)  $     (108)
                                                              ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $        1   $        1   $       (1)
Reinsurance ceded............................................          (7)         (17)         (18)
                                                              -----------  -----------  -----------
  Net universal life and investment-type product policy fees.  $       (6)  $      (16)  $      (19)
                                                              ===========  ===========  ===========
Other revenues
Reinsurance assumed..........................................  $      (12)  $      (19)  $       --
Reinsurance ceded............................................         572          533          541
                                                              -----------  -----------  -----------
  Net other revenues.........................................  $      560   $      514   $      541
                                                              ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $        1   $        4   $       11
Reinsurance ceded............................................        (145)        (153)        (120)
                                                              -----------  -----------  -----------
  Net policyholder benefits and claims.......................  $     (144)  $     (149)  $     (109)
                                                              ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       29   $       30   $       38
Reinsurance ceded............................................         (13)         (12)         (13)
                                                              -----------  -----------  -----------
  Net interest credited to policyholder account balances.....  $       16   $       18   $       25
                                                              ===========  ===========  ===========
Other expenses
Reinsurance assumed..........................................  $       --   $       --   $       10
Reinsurance ceded............................................         516          533          543
                                                              -----------  -----------  -----------
  Net other expenses.........................................  $      516   $      533   $      553
                                                              ===========  ===========  ===========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                            December 31,
                                                         --------------------------------------------------
                                                                   2020                      2019
                                                         ------------------------  ------------------------
                                                           Assumed       Ceded       Assumed       Ceded
                                                         ----------- ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............  $        1  $    12,453   $       --  $    12,584
Deferred policy acquisition costs and value of business
 acquired...............................................          --         (145)          --         (160)
                                                         ----------- ------------  ----------- ------------
  Total assets..........................................  $        1  $    12,308   $       --  $    12,424
                                                         =========== ============  =========== ============
Liabilities
Future policy benefits..................................  $       48  $       (14)  $       55  $        (6)
Policyholder account balances...........................         123           --          131           --
Other policy-related balances...........................           1            5            1            9
Other liabilities.......................................         864       12,816          824       12,695
                                                         ----------- ------------  ----------- ------------
  Total liabilities.....................................  $    1,036  $    12,807   $    1,011  $    12,698
                                                         =========== ============  =========== ============

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $45 million and
$21 million at December 31, 2020 and 2019, respectively. Net derivative gains
(losses) associated with these embedded derivatives were ($24) million,
($17) million and $12 million for the years ended December 31, 2020, 2019 and
2018, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $1.4 billion and $996 million at December 31,
2020 and 2019, respectively. Net derivative gains (losses) associated with the embedded derivative were ($387) million, ($535) million and $421 million for the years ended December 31, 2020, 2019 and 2018, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $606 million and $528 million of unsecured affiliated reinsurance recoverable balances at December 31, 2020 and
2019, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.0 billion and $11.2 billion at December 31, 2020 and 2019, respectively. The deposit liabilities on affiliated reinsurance were
$863 million and $821 million at December 31, 2020 and 2019, respectively.

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     ----------------------------
                                                                                          2020           2019
                                                                                     -------------  -------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits.............................................................. $      38,758  $      39,379
Other policy-related balances.......................................................           321            423
Policyholder dividends payable......................................................           337            432
Policyholder dividend obligation....................................................         2,969          2,020
Deferred income tax liability.......................................................           130             79
Other liabilities...................................................................           172             81
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        42,687         42,414
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        27,186         25,977
Mortgage loans......................................................................         6,807          7,052
Policy loans........................................................................         4,355          4,489
Real estate and real estate joint ventures..........................................           559            544
Other invested assets...............................................................           492            416
                                                                                     -------------  -------------
  Total investments.................................................................        39,399         38,478
Cash and cash equivalents...........................................................            --            448
Accrued investment income...........................................................           402            419
Premiums, reinsurance and other receivables.........................................            50             75
Current income tax recoverable......................................................            28             91
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        39,879         39,511
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         2,808          2,903
                                                                                     -------------  -------------
AOCI:
Unrealized investment gains (losses), net of income tax.............................         3,524          2,453
Unrealized gains (losses) on derivatives, net of income tax.........................            23             97
Allocated to policyholder dividend obligation, net of income tax....................        (2,346)        (1,596)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................         1,201            954
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities. $       4,009  $       3,857
                                                                                     =============  =============

   Information regarding the closed block policyholder dividend obligation was as follows:

                                                     Years Ended December 31,
                                              --------------------------------------
                                                  2020          2019         2018
                                              ------------- ------------- ----------
                                                           (In millions)
Balance at January 1,........................  $      2,020  $        428  $   2,121
Change in unrealized investment and
 derivative gains (losses)...................           949         1,592     (1,693)
                                              ------------- ------------- ----------
Balance at December 31,......................  $      2,969  $      2,020  $     428
                                              ============= ============= ==========

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2020          2019          2018
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,498  $      1,580  $      1,672
Net investment income........................        1,596         1,740         1,758
Net investment gains (losses)................          (25)           (7)          (71)
Net derivative gains (losses)................          (17)           12            22
                                              ------------  ------------  ------------
 Total revenues..............................        3,052         3,325         3,381
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,330         2,291         2,475
Policyholder dividends.......................          791           924           968
Other expenses...............................          104           111           117
                                              ------------  ------------  ------------
 Total expenses..............................        3,225         3,326         3,560
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........         (173)           (1)         (179)
Provision for income tax expense (benefit)...          (36)           (2)          (39)
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $       (137) $          1  $       (140)
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS") primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are, collectively, "Structured
  Products." In accordance with new credit loss guidance adopted January 1,
  2020, securities that incurred a credit loss after December 31, 2019 and were still held as of December 31, 2020, are presented net of ACL. In accordance with previous guidance, both the temporary loss and OTTI loss are presented for securities that were in an unrealized loss position as of December 31,
  2019.

                                     December 31, 2020                                 December 31, 2019
                      ------------------------------------------------ -------------------------------------------------
                                      Gross Unrealized                                 Gross Unrealized
                                ---------------------------- Estimated           ----------------------------  Estimated
                      Amortized                                Fair    Amortized          Temporary    OTTI      Fair
                        Cost      ACL      Gains     Losses    Value     Cost     Gains    Losses   Losses (1)   Value
                      --------- -------  ---------- -------- --------- --------- -------- --------- ---------- ---------
                                                                (In millions)
U.S. corporate....... $  50,989 $   (43) $    9,618 $    155 $  60,409 $  52,446 $  6,236  $   223   $    --   $  58,459
Foreign corporate....    28,093      (8)      4,478      284    32,279    28,421    2,397      517        --      30,301
U.S. government and
 agency..............    24,620      --       6,178       27    30,771    25,568    3,706       26        --      29,248
RMBS.................    22,552      --       1,706       32    24,226    21,476    1,324       59       (32)     22,773
ABS..................    12,456      --         169       50    12,575    10,215       47       61        --      10,201
Municipals...........     6,888      --       2,096        1     8,983     6,419    1,450       13        --       7,856
CMBS.................     6,503      --         381       55     6,829     5,523      214       17        --       5,720
Foreign government...     4,322      --         978       32     5,268     4,329      724       47        --       5,006
                      --------- -------  ---------- -------- --------- --------- --------  -------   -------   ---------
 Total fixed
   maturity
   securities AFS.... $ 156,423 $  (51)  $   25,604 $    636 $ 181,340 $ 154,397 $ 16,098  $   963   $  (32)   $ 169,564
                      ========= =======  ========== ======== ========= ========= ========  =======   =======   =========
-------------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized
    Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2020:

                                                       Due After Five
                                         Due After One     Years                                 Total Fixed
                             Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                            Year or Less  Five Years       Years          Years      Products   Securities AFS
                            ------------ ------------- -------------- ------------- ----------- --------------
                                                              (In millions)
Amortized cost, net of ACL.  $    7,763   $    22,891   $    26,776    $    57,431  $    41,511  $    156,372
Estimated fair value.......  $    7,762   $    24,207   $    30,874    $    74,867  $    43,630  $    181,340

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position by sector and aggregated by length of time that the securities have been in a continuous unrealized

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  loss position. Included in the table below are securities without an ACL as of December 31, 2020, in accordance with new credit loss guidance adopted
  January 1, 2020. Also included in the table below are all securities in an unrealized loss position as of December 31, 2019, in accordance with previous guidance.

                                                December 31, 2020                          December 31, 2019
                                    ------------------------------------------ ------------------------------------------
                                                          Equal to or Greater                        Equal to or Greater
                                     Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                    --------------------- -------------------- --------------------- --------------------
                                    Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                      Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
                                      Value      Losses     Value     Losses     Value      Losses     Value     Losses
                                    ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                    (Dollars in millions)
U.S. corporate..................... $    2,351  $   112   $     230  $    36   $    2,036  $    77   $   1,304  $   146
Foreign corporate..................      2,431      225          34       59        1,368       93       3,499      424
U.S. government and agency.........      1,686       27          --       --        1,552       26          29       --
RMBS...............................      1,119       20         128       12        1,479       15         524       12
ABS................................      2,561       18       2,233       32        2,428       13       3,778       48
Municipals.........................         51        1          --       --          508       13           1       --
CMBS...............................      1,110       41         306       14          857        5         212       12
Foreign government.................        110        6         115       27          149        6         215       41
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   11,419  $   450   $   3,046  $   180   $   10,377  $   248   $   9,562  $   683
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Investment grade................... $    9,012  $   297   $   2,841  $   158   $    9,288  $   190   $   8,233  $   530
Below investment grade.............      2,407      153         205       22        1,089       58       1,329      153
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   11,419  $   450   $   3,046  $   180   $   10,377  $   248   $   9,562  $   683
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Total number of securities in an
 unrealized loss position..........        984                  385                 1,059                  802
                                    ==========            =========            ==========            =========

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

      specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions.
      Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

     With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

     After the adoption of new credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the
   Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recorded within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible.
   Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

     In accordance with the previous guidance, methodologies to evaluate the recoverability of a security in an unrealized loss position were similar, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains (losses) from reduction of the ACL instead such increases in value were recorded as unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

     Gross unrealized losses on securities without an ACL decreased
   $301 million for the year ended December 31, 2020 to $630 million primarily due to decreases in interest rates and movement in foreign currency exchange rates, partially offset by widening credit spreads.

     Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $180 million at December 31, 2020, or 29% of the total gross unrealized losses on securities without an ACL.

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Investment Grade Fixed Maturity Securities AFS

     Of the $180 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $158 million, or 88%, were related to 337 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $180 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $22 million, or 12%, were related to 48 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily industrial and consumer), ABS and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S. corporate and foreign corporate securities based on factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers. Management evaluates ABS and CMBS based on actual and projected cash flows after considering the quality of underlying collateral, credit enhancements, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

   Current Period Evaluation

     At December 31, 2020, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2020.

     Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

   Rollforward of Allowance for Credit Loss for Fixed Maturity Securities AFS
   By Sector

     The rollforward of ACL for fixed maturity securities AFS by sector for the year ended December 31, 2020 is as follows:

                                                              U.S.      Foreign     Foreign
                                                            Corporate  Government  Corporate     RMBS        Total
                                                           ----------  ----------  ---------  ----------  ----------
                                                                                 (In millions)
Balance at January 1,.....................................  $      --   $      --   $     --   $      --   $      --
Additions:
ACL not previously recorded...............................         74           6          9           2          91
Changes for securities with previously recorded
 ACL......................................................         (2)         --         (1)         (2)         (5)
Reductions:
Securities sold or exchanged..............................        (28)         (6)        --          --         (34)
Securities intended/required to be sold prior to recovery
 of amortized cost basis..................................         (1)         --         --          --          (1)
                                                           ----------  ----------  ---------  ----------  ----------
Balance at December 31,...................................  $      43   $      --   $      8   $      --   $      51
                                                           ==========  ==========  =========  ==========  ==========

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2020                  2019
                                                 -------------------- ----------------------
                                                 Carrying    % of      Carrying     % of
Portfolio Segment                                 Value      Total      Value       Total
-----------------                                --------- ---------- ----------- ----------
                                                            (Dollars in millions)
Mortgage loans:
Commercial...................................... $  38,528      58.0% $    37,311      56.9%
Agricultural....................................    16,426       24.7      15,705       23.9
Residential.....................................    11,803       17.8      12,575       19.2
                                                 --------- ---------- ----------- ----------
  Total amortized cost..........................    66,757      100.5      65,591      100.0
Allowance for credit loss.......................     (517)      (0.8)       (289)      (0.4)
                                                 --------- ---------- ----------- ----------
Subtotal mortgage loans, net....................    66,240       99.7      65,302       99.6
Residential -- FVO..............................       165        0.3         188        0.3
                                                 --------- ---------- ----------- ----------
  Total mortgage loans held-for-investment, net.    66,405      100.0      65,490       99.9
Mortgage loans held-for-sale....................        --         --          59        0.1
                                                 --------- ---------- ----------- ----------
  Total mortgage loans, net..................... $  66,405     100.0% $    65,549     100.0%
                                                 ========= ========== =========== ==========

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. See Note 9 for further information.

    The amount of net discounts, included within total amortized cost, primarily attributable to residential mortgage loans was $924 million and
  $852 million at December 31, 2020 and 2019, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2020 and 2019 was
  $164 million and $155 million; $158 million and $176 million; and
  $101 million and $89 million, respectively.

    Purchases of mortgage loans, primarily residential, were $2.8 billion,
  $4.0 billion and $3.4 billion for the years ended December 31, 2020, 2019 and
  2018, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2020, 2019 and 2018 was $59 million, $100 million and
  $1.5 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $540 million, $951 million and $1.5 billion for the years ended December 31, 2020, 2019 and 2018, respectively.

    The Company purchases mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2020, 2019 and 2018 was
  $3.8 billion and $4.1 billion and $3.7 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $696 million,
  $403 million and $119 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Allowance for Credit Loss Rollforward by Portfolio Segment

    The changes in the ACL, by portfolio segment, were as follows:

                                                                                     For the Years Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                                       2020                                        2019
                                    ------------------------------------------  ------------------------------------------
                                    Commercial Agricultural Residential  Total  Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------  ---------- ------------ ----------- ------
                                                                                               (In millions)
Balance at January 1,                 $  186      $  49       $   54    $  289    $  190      $  44        $  57    $  291
Provision (release)................      100         18           27       145        (4)        10            7        13
Adoption of new credit loss
 guidance..........................      (87)        32          154        99        --         --           --        --
Initial credit losses on PCD
 loans (1).........................       --         --           18        18        --         --           --        --
Charge-offs, net of recoveries.....       --         (2)         (32)      (34)       --         (5)         (10)      (15)
                                      ------      -----       ------    ------    ------      -----        -----    ------
Balance at December 31,............   $  199      $  97       $  221    $  517    $  186      $  49        $  54    $  289
                                      ======      =====       ======    ======    ======      =====        =====    ======

                                    -------------------------------------------
                                                       2018
                                    ------------------------------------------
                                    Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------

Balance at January 1,                 $  173      $  40        $  58    $  271
Provision (release)................       17          4            7        28
Adoption of new credit loss
 guidance..........................       --         --           --        --
Initial credit losses on PCD
 loans (1).........................       --         --           --        --
Charge-offs, net of recoveries.....       --         --           (8)       (8)
                                      ------      -----        -----    ------
Balance at December 31,............   $  190      $  44        $  57    $  291
                                      ======      =====        =====    ======
-------------

(1) Represents the initial credit losses on purchased mortgage loans accounted for as purchased financial assets with credit deterioration ("PCD").

   Allowance for Credit Loss Methodology

     After the adoption of new credit loss guidance on January 1, 2020, the
   Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management: (i) pools mortgage loans that share similar risk characteristics, (ii) considers expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considers past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

     In accordance with the previous guidance, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required, (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans'
   original effective interest rate or observable market prices.

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company's agricultural mortgage loans.

     Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

     For commercial mortgage loans, the primary credit quality indicator is the
   DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

     Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments is recorded within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 Pandemic, during 2020 the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
   the Consolidated Appropriations Act, 2021 and the Interagency Statement on
   Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
   issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income.

   Commercial

     For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $48 million at
   December 31, 2020.

   Agricultural

     For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to
   12 months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $6 million at December 31, 2020.

   Residential

     For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $33 million at December 31, 2020.

   Troubled Debt Restructurings

     The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act, 2021 and
   the Interagency Statement on a case-by-case basis to evaluate whether a TDR

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which, if not significant, are not classified as
   TDRs, while more significant concessions are classified as TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

     For both years ended December 31, 2020 and 2019, the Company did not have commercial mortgage loans modified in a troubled debt restructuring.

     For the year ended December 31, 2020, the Company did not have a significant amount of agricultural mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company had three agricultural mortgage loans modified in a troubled debt restructuring with carrying value of $111 million for both pre-modification and post-modification.

     For the year ended December 31, 2020, the Company did not have a significant amount of residential mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company had 396 residential mortgage loans modified in a troubled debt restructuring with carrying value of $97 million and $87 million pre-modification and post-modification, respectively.

     For both years ended December 31, 2020 and 2019, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

  Credit Quality of Mortgage Loans by Portfolio Segment

    The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                                Revolving              % of
Credit Quality Indicator     2020          2019       2018       2017       2016       Prior      Loans       Total    Total
------------------------  ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   3,111     $   2,473  $   3,852  $   2,814  $   3,795  $    8,314  $   2,318  $   26,677  69.2%
   65% to 75%............      1,113         2,892      1,687      1,176        738       1,549         --       9,155   23.8
   76% to 80%............         --           130         60        388        265         236         --       1,079    2.8
   Greater than 80%......         --            --        204        421        102         890         --       1,617    4.2
                          ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
     Total...............  $   4,224     $   5,495  $   5,803  $   4,799  $   4,900  $   10,989  $   2,318  $   38,528 100.0%
                          ==========    ========== ========== ========== ========== =========== ========== =========== ======
   DSCR:
    1.20x...............  $   3,879     $   5,137  $   5,629  $   4,272  $   4,704  $   10,434  $   2,318  $   36,373  94.4%
   1.00x - 1.20x.........        213            --         18        199        196         476         --       1,102    2.9
   <1.00x................        132           358        156        328         --          79         --       1,053    2.7
                          ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
     Total...............  $   4,224     $   5,495  $   5,803  $   4,799  $   4,900  $   10,989  $   2,318  $   38,528 100.0%
                          ==========    ========== ========== ========== ========== =========== ========== =========== ======

    The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                            Revolving               % of
Credit Quality Indicator     2020       2019       2018       2017       2016      Prior      Loans       Total     Total
------------------------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   2,303  $   2,027  $   2,689  $   1,003  $   2,387  $   3,646  $   1,049  $   15,104   91.9%
   65% to 75%............        344        144         36         38        179        458         30       1,229     7.5
   76% to 80%............         --         --         --         --         --         51         --          51     0.3
   Greater than 80%......         --         --         --         --         --         42         --          42     0.3
                          ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -------
     Total...............  $   2,647  $   2,171  $   2,725  $   1,041  $   2,566  $   4,197  $   1,079  $   16,426    100%
                          ========== ========== ========== ========== ========== ========== ========== =========== =======

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                    Revolving              % of
Credit Quality Indicator    2020      2019      2018     2017     2016     Prior      Loans      Total     Total
------------------------  -------- ---------- -------- -------- -------- ---------- --------- ----------- --------
                                                           (Dollars in millions)
Performance indicators:
Performing...............  $   302  $   1,490  $   850  $   357  $   228  $   8,060   $   --   $   11,287    95.6%
Nonperforming (1)........        5         85       20        5        1        400       --          516      4.4
                          -------- ---------- -------- -------- -------- ----------  -------  ----------- --------
  Total..................  $   307  $   1,575  $   870  $   362  $   229  $   8,460   $   --   $   11,803   100.0%
                          ======== ========== ======== ======== ======== ==========  =======  =========== ========
-------------

(1)Includes residential mortgage loans in process of foreclosure of
   $102 million and $117 million at December 31, 2020 and 2019, respectively.

    LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. At December 31, 2020, the amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $531 million, or less than 1% of total commercial and agricultural mortgage loans, however after considering the reduction in carrying value from the related ACL, no loans have a ratio greater than 100%.

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2020 and 2019. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                                        Greater than 90 Days Past Due and
                                Past Due                     Still Accruing Interest                   Nonaccrual
                   ----------------------------------- ----------------------------------- -----------------------------------
Portfolio Segment  December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019
-----------------  ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  (In millions)
  Commercial......              $ --              $ --               $--               $--            $  293              $167
  Agricultural....               251               124                20                 2               261               137
  Residential.....               516               377                54                --               503               377
                   ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total.........              $767              $501               $74               $ 2            $1,057              $681
                   ================= ================= ================= ================= ================= =================

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2019 was $167 million, $105 million and
   $402 million, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $156 million and $0 at December 31, 2020 and
   December 31, 2019, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $173 million and $93 million at
   December 31, 2020 and December 31, 2019, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31,
   2020 or December 31, 2019.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on
   PCD investments are recorded in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The following table reconciles the contractual principal to the purchase price of PCD investments:

                                          Year Ended December 31, 2020
                                 ----------------------------------------------
                                                         Non-Credit
                                 Contractual   ACL at    (Discount)   Purchase
                                  Principal  Acquisition  Premium      Price
                                 ----------- ----------- ----------- ----------
                                                 (In millions)
 PCD residential mortgage loans.  $    593   $      (18) $      (13) $      562

    Prior to the adoption of new credit loss guidance for the recognition of credit losses on financial instruments, the Company applied applicable guidance for investments acquired with evidence of credit quality deterioration since origination, known as PCI investments. The Company's PCI investments had an outstanding principal balance of $3.2 billion at
  December 31, 2019, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value
  (estimated fair value of the investments plus accrued interest) of
  $2.7 billion at December 31, 2019. Accretion of accretable yield on PCI investments recognized in net investment income was $170 million and
  $266 million for the years ended December 31, 2019 and 2018, respectively.

Real Estate and Real Estate Joint Ventures

      The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                          December 31,            Years Ended December 31,
                                                    ------------------------- ---------------------------------
                                                        2020         2019        2020        2019       2018
                                                    ------------ ------------ ----------  ---------- ----------
Income Type                                              Carrying Value                    Income
-----------                                         ------------------------- ---------------------------------
                                                                           (In millions)
Leased real estate investments..................... $      1,965 $      1,586 $      188  $      165 $      210
Other real estate investments......................          418          419        127         174        177
Real estate joint ventures.........................        5,095        4,654        (59)         62         85
                                                    ------------ ------------ ----------  ---------- ----------
  Total real estate and real estate joint ventures. $      7,478 $      6,659 $      256  $      401 $      472
                                                    ============ ============ ==========  ========== ==========

   The carrying value of real estate investments acquired through foreclosure was $18 million and $34 million at December 31, 2020 and 2019, respectively.
 Depreciation expense on real estate investments was $73 million, $62 million and $65 million for the years ended December 31, 2020, 2019 and 2018, respectively. Real estate investments were net of accumulated depreciation of
 $789 million and $652 million at December 31, 2020 and 2019, respectively.

   As a result of the COVID-19 Pandemic, earnings from certain of the Company's equity method real estate joint ventures were reduced for the year ended
 December 31, 2020, principally hotel properties. Certain of these real estate joint ventures have granted some lessees COVID-19 Pandemic-related lease concessions. See "-- Leases -- Lease Concessions."

Leases

 Leased Real Estate Investments -- Operating Leases

   The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
 revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

 lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                  December 31,            Years Ended December 31,
                                            ------------------------- --------------------------------
                                                2020         2019        2020       2019       2018
                                            ------------ ------------ ---------- ---------- ----------
                                                 Carrying Value                    Income
                                            ------------------------- --------------------------------
                                                                  (In millions)
Leased real estate investments:
  Office................................... $        661 $        278 $       31 $       49 $       60
  Retail...................................          498          507         66         70         65
  Apartment................................          516          525         40          3         49
  Industrial...............................          258          243         50         42         35
  Land.....................................           23           --          1         --         --
  Other....................................            9           33         --          1          1
                                            ------------ ------------ ---------- ---------- ----------
    Total leased real estate investments... $      1,965 $      1,586 $      188 $      165 $      210
                                            ============ ============ ========== ========== ==========

    Future contractual receipts under operating leases at December 31, 2020 were $143 million in 2021, $136 million in 2022, $127 million in 2023,
  $107 million in 2024, $96 million in 2025, $287 million thereafter and, in total, $896 million.

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged lease and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated using available third-party data at inception of the lease. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data and, in certain leases, linking the amount of future rental receipts to changes in inflation rates. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                       December 31, 2020       December 31, 2019
                                    ----------------------  ----------------------
                                                  Direct                  Direct
                                     Leveraged   Financing   Leveraged   Financing
                                      Leases      Leases      Leases      Leases
                                    ----------  ----------  ----------  ----------
                                                     (In millions)
Lease receivables, net (1)......... $      597  $      210  $      666  $      232
Estimated residual values..........        573          42         592          42
                                    ----------  ----------  ----------  ----------
  Subtotal.........................      1,170         252       1,258         274
Unearned income....................       (318)        (74)       (362)        (85)
                                    ----------  ----------  ----------  ----------
  Investment in leases, before ACL.        852         178         896         189
ACL................................        (36)         (2)         --          --
                                    ----------  ----------  ----------  ----------
  Investment in leases, net of ACL. $      816  $      176  $      896  $      189
                                    ==========  ==========  ==========  ==========
-------------

(1) Future contractual receipts under direct financing leases as of
    December 31, 2020 are $21 million in 2021, $21 million in 2022, $21 million in 2023, $21 million in 2024, $21 million in 2025, $105 million thereafter and, in total, $210 million.

    Lease receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 11 years, but in certain circumstances can be over 11 years, while the payment periods for direct financing leases generally range from one to 16 years. For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly. The
  Company generally defines nonperforming lease

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  receivables as those that are 90 days or more past due. At both December 31,
  2020 and 2019, all lease receivables were performing.

    The deferred income tax liability related to leveraged leases was
  $287 million and $425 million at December 31, 2020 and 2019, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                               Years Ended December 31,
                                              -----------------------------------------------------------
                                                     2020                2019                2018
                                              ------------------- ------------------- -------------------
                                                         Direct              Direct              Direct
                                              Leveraged Financing Leveraged Financing Leveraged Financing
                                               Leases    Leases    Leases    Leases    Leases    Leases
                                              --------- --------- --------- --------- --------- ---------
                                                                     (In millions)
Lease investment income...................... $      36 $     11  $      37 $     12  $      37 $      13
Less: Income tax expense.....................         8        2          8        3          8         3
                                              --------- --------  --------- --------  --------- ---------
  Lease investment income, net of income tax. $      28 $      9  $      29 $      9  $      29 $      10
                                              ========= ========  ========= ========  ========= =========

    In accordance with new credit loss guidance adopted January 1, 2020, the
  Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management: (i) pools leases that share similar risk characteristics,
  (ii) considers expected lifetime credit loss over the contractual term of the lease, and (iii) considers past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

    Prior to the adoption of the new credit loss guidance, lease impairment losses were recorded as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected, based on current information and events, an impairment loss was recorded. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

  Lease Concessions

    In response to the adverse economic impact of the COVID-19 Pandemic, the
  Company granted concessions to certain of its operating lease lessees, primarily in the form of rent deferrals. In accordance with a Question and
  Answer document issued by the FASB in response to the COVID-19 Pandemic, the
  Company has elected not to evaluate whether such lease concessions are lease modifications, continues to accrue income on such leases and records rent receivables. The rent deferrals generally range from one to five months.
  Deferred rental payments and rental abatements for operating leases were each
  $2 million at December 31, 2020. The Company also has interests in certain unconsolidated real estate joint ventures which have granted COVID-19
  Pandemic-related lease concessions.

 Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments, tax credit and renewable energy partnerships, annuities funding structured settlement claims, and leveraged and direct financing leases. See "-- Related
 Party Investment Transactions" for information regarding affiliated investments.

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Tax Credit Partnerships

   The carrying value of tax credit partnerships was $1.1 billion and
 $1.3 billion at December 31, 2020 and 2019, respectively. Losses from tax credit partnerships included within net investment income were $225 million,
 $240 million and $257 million for the years ended December 31, 2020, 2019 and
 2018, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $6.8 billion and $5.5 billion at December 31, 2020 and 2019, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains
(losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                 Years Ended December 31,
                                         ---------------------------------------
                                             2020          2019          2018
                                         ------------  ------------  -----------
                                                      (In millions)
Fixed maturity securities AFS...........  $    24,954   $    15,177   $    3,915
Derivatives.............................        2,259         2,043        1,742
Other...................................          235           210          231
                                         ------------  ------------  -----------
 Subtotal...............................       27,448        17,430        5,888
                                         ------------  ------------  -----------
Amounts allocated from:
Future policy benefits..................       (7,603)       (1,121)          (5)
DAC, VOBA and DSI.......................       (1,511)       (1,051)        (571)
Policyholder dividend obligation........       (2,969)       (2,020)        (428)
                                         ------------  ------------  -----------
 Subtotal...............................      (12,083)       (4,192)      (1,004)
Deferred income tax benefit (expense)...       (3,190)       (2,742)        (987)
                                         ------------  ------------  -----------
Net unrealized investment gains (losses)  $    12,175   $    10,496   $    3,897
                                         ============  ============  ===========

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                  Years Ended December 31,
                                                                           --------------------------------------
                                                                               2020          2019         2018
                                                                           ------------  -----------  -----------
                                                                                        (In millions)
Balance at January 1,.....................................................  $    10,496   $    3,897   $    7,257
Cumulative effects of changes in accounting principles, net of income tax.           --           17        1,310
Unrealized investment gains (losses) during the year......................       10,018       11,520       (7,898)
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................       (6,482)      (1,116)          14
DAC, VOBA and DSI.........................................................         (460)        (480)         219
Policyholder dividend obligation..........................................         (949)      (1,592)       1,693
Deferred income tax benefit (expense).....................................         (448)      (1,750)       1,302
                                                                           ------------  -----------  -----------
Balance at December 31,...................................................  $    12,175   $   10,496   $    3,897
                                                                           ============  ===========  ===========
Change in net unrealized investment gains (losses)........................  $     1,679   $    6,599   $   (3,360)
                                                                           ============  ===========  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2020 and 2019.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending and Repurchase Agreements

  Securities, Collateral and Reinvestment Portfolio

  A summary of the outstanding securities lending and repurchase agreements is as follows:

                                                               December 31,
                       ---------------------------------------------------------------------------------------------
                                            2020                                           2019
                       ---------------------------------------------- ----------------------------------------------
                           Securities (1)                                 Securities (1)
                       ------------------                             ------------------
                                               Cash                                           Cash
                                            Collateral   Reinvestment                      Collateral   Reinvestment
                                          Received from  Portfolio at                    Received from  Portfolio at
                         Estimated Fair   Counterparties  Estimated       Estimated      Counterparties  Estimated
Agreement Type               Value           (2), (3)     Fair Value      Fair Value        (2), (3)     Fair Value
--------------         ------------------ -------------- ------------ ------------------ -------------- ------------
                                                               (In millions)
Securities lending....    $    13,289      $    13,566   $    13,739     $    12,455      $    12,791   $    12,847
Repurchase agreements.    $     3,276      $     3,210   $     3,251     $     2,333      $     2,310   $     2,320

--------

(1)Securities on loan in connection with these programs are included within fixed maturity securities AFS, and short-term investments.

(2)In connection with securities lending and repurchase agreements, in addition to cash collateral received, the Company received from counterparties non-cash security collateral of $1 million and $0 at December 31, 2020 and
   2019, respectively, which is not reflected on the consolidated financial statements.

(3)The liability for cash collateral for these programs is included within payables for collateral under securities loaned and other transactions and other liabilities.

Contractual Maturities

      A summary of the remaining contractual maturities of securities lending and repurchase agreements is as follows:

                                                                               December 31,
                                                    -------------------------------------------------------------------
                                                                  2020                              2019
                                                    --------------------------------- ---------------------------------
                                                          Remaining Maturities              Remaining Maturities
                                                    --------------------------------- ---------------------------------
                                                                     Over 1                            Over 1
                                                                     Month                             Month
                                                             1 Month  to 6                     1 Month  to 6
Security Type                                       Open (1) or Less Months   Total   Open (1) or Less Months   Total
-------------                                       -------- ------- ------- -------- -------- ------- ------- --------
                                                                               (In millions)
Cash collateral liability by loaned security type:
  Securities lending:
    U.S. government and agency..................... $ 1,705  $ 8,768 $ 3,093 $ 13,566 $ 2,260  $ 5,040 $ 5,491 $ 12,791
  Repurchase agreements:
    U.S. government and agency..................... $    --  $ 3,210 $    -- $  3,210 $    --  $ 2,310 $    -- $  2,310

--------

(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities on loan, securities pledged or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities on loan or securities pledged are put back by the counterparty.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                   December 31,
                                                              -----------------------
                                                                 2020        2019
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $       123 $        62
Invested assets pledged as collateral (1)....................      22,405      20,659
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    22,528 $    20,721
                                                              =========== ===========
--------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (see Note 11).

  See "-- Securities Lending and Repurchase Agreements" for information regarding securities supporting securities lending and repurchase agreement transactions and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $765 million and
$737 million, at redemption value, at December 31, 2020 and 2019, respectively.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $12.5 billion at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.5 billion at December 31, 2020. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for two of the three most recent annual periods: 2020 and 2019.

  The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  Aggregate total assets of these entities totaled $593.9 billion and
$527.8 billion at December 31, 2020 and 2019, respectively. Aggregate total liabilities of these entities totaled $80.5 billion and $77.6 billion at
December 31, 2020 and 2019, respectively. Aggregate net income (loss) of these entities totaled $34.4 billion, $40.9 billion and $42.7 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                                December 31,
                                                ---------------------------------------------
                                                         2020                   2019
                                                ---------------------- ----------------------
                                                  Total       Total      Total       Total
Asset Type                                        Assets   Liabilities   Assets   Liabilities
----------                                      ---------- ----------- ---------- -----------
                                                                (In millions)
Real estate joint ventures (1)................. $    1,435   $   --    $    1,378   $   --
Investment fund (primarily mortgage loans) (2).        201       --           211       --
Renewable energy partnership (3)...............         87       --            94       --
Other investments (4)..........................          4        5            10        5
                                                ---------- ----------- ---------- -----------
  Total........................................ $    1,727   $    5    $    1,693   $    5
                                                ========== =========== ========== ===========

--------

(1) The Company's investment in affiliated real estate joint ventures was
    $1.3 billion and $1.2 billion at December 31, 2020 and 2019, respectively.
    Other affiliates' investments in these affiliated real estate joint ventures were $130 million and $129 million at December 31, 2020 and 2019, respectively.

(2) The Company's investment in this affiliated investment fund was
    $164 million and $172 million, at December 31, 2020 and 2019, respectively.
    An affiliate had an investment in this affiliated investment fund of
    $37 million and $39 million at December 31, 2020 and 2019, respectively.

(3) Assets of the renewable energy partnership primarily consisted of other invested assets.

(4) Assets of other investments primarily consisted of cash and cash equivalents at December 31, 2020 and other invested assets at December 31,
    2019.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                          December 31,
                                     -------------------------------------------------------
                                                2020                        2019
                                     --------------------------- ---------------------------
                                                      Maximum                     Maximum
                                        Carrying     Exposure       Carrying     Exposure
Asset Type                              Amount       to Loss (1)    Amount       to Loss (1)
----------                           ------------- ------------- ------------- -------------
                                                          (In millions)
Fixed maturity securities AFS:
  Structured Products (2)........... $      41,803 $      41,803 $      37,119 $      37,119
  U.S. and foreign corporate........         1,905         1,905         1,098         1,098
Other limited partnership interests.         5,247         8,589         4,461         7,423
Other invested assets...............         1,436         1,517         1,554         1,677
Real estate joint ventures..........            18            21            25            28
                                     ------------- ------------- ------------- -------------
  Total............................. $      50,409 $      53,835 $      44,257 $      47,345
                                     ============= ============= ============= =============
-------------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $3 million and $6 million at December 31, 2020 and 2019, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2020, 2019 and
  2018.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gains
  (losses) from the securitizations are included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The carrying value and the estimated fair value of residential mortgage loans securitized were $308 million and $313 million, respectively, during
  2020, and $443 million and $467 million, respectively, during 2019. Gains on securitizations of $5 million and $24 million for the years ended
  December 31, 2020 and 2019, respectively, were included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitizations was $43 million and $131 million at December 31, 2020 and
  2019, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The components of net investment income were as follows:

                                                           Years Ended December 31,
                                                   -----------------------------------------
Asset Type                                             2020          2019          2018
----------                                         ------------- ------------- -------------
                                                                 (In millions)
Investment income:
Fixed maturity securities AFS.....................   $     6,535   $     7,015   $     7,268
Equity securities.................................            25            35            42
Mortgage loans....................................         2,836         3,147         2,822
Policy loans......................................           305           307           297
Real estate and real estate joint ventures........           256           401           472
Other limited partnership interests...............           633           545           519
Cash, cash equivalents and short-term investments.            77           183           121
FVO Securities (1)................................            48            74            22
Operating joint venture...........................            80            69            37
Other.............................................           154           221           261
                                                   ------------- ------------- -------------
  Subtotal........................................        10,949        11,997        11,861
Less: Investment expenses.........................           699         1,024           942
                                                   ------------- ------------- -------------
  Net investment income...........................   $    10,250   $    10,973   $    10,919
                                                   ============= ============= =============
-------------

(1) Changes in estimated fair value subsequent to purchase for investments still held as of the end of the respective periods and included in net investment income were principally from equity-linked notes included within
    FVO Securities were $46 million, $74 million and $22 million for the years ended December 31, 2020, 2019 and 2018, respectively.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    Net investment income from equity method investments, comprised of real estate joint ventures, other limited partnership interests, tax credit and renewable energy partnerships and operating joint ventures, totaled
  $427 million, $458 million and $344 million for the years ended December 31,
  2020, 2019 and 2018, respectively.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                                                Years Ended December 31,
                                                                                            ----------------------------
Asset Type                                                                                     2020      2019      2018
----------                                                                                  --------  --------  --------
                                                                                                    (In millions)
Fixed maturity securities AFS:
  Net credit loss (provision) release (1)..................................................  $  (101)  $   (39)  $   (23)
  Net gains (losses) on sales and disposals................................................       43        51       107
                                                                                            --------  --------  --------
    Total gains (losses) on fixed maturity securities AFS..................................      (58)       12        84
                                                                                            --------  --------  --------
Equity securities:
  Net gains (losses) on sales and disposals................................................       10        12        17
  Change in estimated fair value (2).......................................................      (86)       38      (101)
                                                                                            --------  --------  --------
    Total gains (losses) on equity securities..............................................      (76)       50       (84)
Mortgage loans.............................................................................     (188)      (13)      (50)
Real estate and real estate joint ventures.................................................        7       396       311
Other limited partnership interests........................................................      (12)        3         8
Other (3)..................................................................................      293       (46)     (162)
                                                                                            --------  --------  --------
  Subtotal.................................................................................      (34)      402       107
Change in estimated fair value of other limited partnership interest and real estate joint
 ventures..................................................................................       (5)      (15)       11
Non-investment portfolio gains (losses)....................................................      (34)      (41)       35
                                                                                            --------  --------  --------
  Subtotal.................................................................................      (39)      (56)       46
                                                                                            --------  --------  --------
  Total net investment gains (losses)......................................................  $   (73)  $   346   $   153
                                                                                            ========  ========  ========
--------

(1) Net credit loss provision by sector for industrial corporate, consumer corporate, foreign government securities and RMBS for the year ended
    December 31, 2019 were ($19) million, ($16) million, ($2) million and ($2)
    million, respectively. Net credit loss provision by sector for consumer corporate, industrial corporate and finance corporate securities for the year ended December 31, 2018 were ($19) million, ($2) million and
    ($2) million, respectively. See "-- Rollforward of Allowance for Credit
    Loss for Fixed Maturity Securities AFS By Sector." Due to the adoption of new credit loss guidance on January 1, 2020, prior period OTTI loss is presented as credit loss.

(2) Changes in estimated fair value subsequent to purchase for equity securities still held as of the end of the period included in net investment gains (losses) were ($80) million, $31 million and ($82) million for the years ended December 31, 2020, 2019 and 2018 respectively.

(3) Other gains (losses) included (i) $128 million reclassified from AOCI to earnings due to the sale of certain investments that were hedged in qualifying cash flow hedges and a leveraged lease gain of $87 million for the year ended December 31, 2020, (ii) tax credit partnership impairment losses of $92 million, and a renewable energy partnership disposal gain of
    $46 million for the year ended December 31, 2019, and (iii) renewable energy partnership disposal losses of $83 million and leveraged lease impairment losses of $105 million for the year ended December 31, 2018.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($19) million, ($57) million and $21 million for the years ended December 31, 2020, 2019 and 2018, respectively.

  Fixed Maturity Securities AFS -- Sales and Disposals and Credit Loss

    Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains (losses) were as shown in the table below:

                                              Years Ended December 31,
                                       -------------------------------------
                                           2020         2019         2018
                                       -----------  -----------  -----------
                                                   (In millions)
  Proceeds............................  $   20,453   $   32,175   $   53,042
                                       ===========  ===========  ===========
  Gross investment gains..............  $      419   $      392   $      604
  Gross investment losses.............        (376)        (341)        (497)
  Net credit loss (provision) release.        (101)         (39)         (23)
                                       -----------  -----------  -----------
    Net investment gains (losses).....  $      (58)  $       12   $       84
                                       ===========  ===========  ===========

  Related Party Investment Transactions

    The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

                                                                         Years Ended December 31,
                                                                     ----------------------------
                                                                     2020      2019      2018
                                                                       -----     -----    -----
                                                                       (In millions)
Estimated fair value of invested assets transferred to affiliates...  $393      $ --      $ --
Amortized cost of invested assets transferred to affiliates.........  $379      $ --      $ --
Net investment gains (losses) recognized on transfers...............  $ 14      $ --      $ --
Estimated fair value of invested assets transferred from affiliates.  $381      $ 46      $ 77

    Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                      December 31,    Years Ended December 31,
                                                                    ----------------- ------------------------
                                                                      2020     2019    2020     2019    2018
                                                                    -------- -------- -----    -----   -----
Investment Type/Balance Sheet
Category                                  Related Party              Carrying Value   Net Investment Income
-----------------------------   ----------------------------------- ----------------- ------------------------
                                                                               (In millions)
Affiliated investments (1),(2). MetLife, Inc.                       $  1,643 $  1,810 $  35    $  34   $  31
Affiliated investments (3)..... American Life Insurance Company          100      100     3        3       3
                                Metropolitan Property and Casualty
Affiliated investments (4)..... Insurance Company                        315      315     6       11      10
                                                                    -------- --------  -----    -----   -----
Other invested assets..........                                     $  2,058 $  2,225 $  44    $  48   $  44
                                                                    ======== ========  =====    =====   =====
--------

(1) Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates from July 2021 to October 2029 and bear interest, payable semi-annually, at a rate per annum ranging from 1.60% to 3.14%.

(2) In September 2020, MetLife, Inc. repaid in cash at maturity a
    (Yen)26.5 billion 0.82% affiliated senior note issued to MLIC.

(3) Represents an affiliated surplus note. In June 2020, the affiliated surplus note, which bore interest at a fixed rate of 3.17%, matured and was refinanced with a $100 million affiliated surplus note, which bears interest at a fixed rate of 1.88%, payable semiannually, and is due June
    2025.

(4) Represents an investment in affiliated preferred stock. Dividends are payable quarterly at a variable rate.

  Through March 31, 2018, the Company provided investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $19 million for the year ended December 31,
2018. Effective April 1, 2018, the Company receives investment advisory services from an affiliate. The related affiliated investment advisory charges to the Company were $280 million, $299 million and $198 million for the years ended December 31, 2020, 2019, and 2018, respectively.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and an affiliated investment fund.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the
Credit Derivatives Determinations Committee of the International Swaps and
Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred.
The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                        December 31,
                                                            --------------------------------------------------------------------
                                                                          2020                               2019
                                                            --------------------------------- ----------------------------------
                                                                        Estimated Fair Value               Estimated Fair Value
                                                                       ----------------------             ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate                      $   3,175  $  3,224   $       4   $    2,370  $  2,668   $       2
Foreign currency swaps... Foreign currency exchange rate         1,049         5          76        1,250        12          17
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                        4,224     3,229          80        3,620     2,680          19
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps...... Interest rate                          4,400        14          --        3,324       125          27
Interest rate forwards... Interest rate                          5,081       489          --        6,793        75         142
Foreign currency swaps... Foreign currency exchange rate        28,017     1,102       1,353       27,240     1,199       1,103
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                       37,498     1,605       1,353       37,357     1,399       1,272
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges.                                       41,722     4,834       1,433       40,977     4,079       1,291
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...... Interest rate                         30,512     3,041           7       38,820     2,296         133
Interest rate floors..... Interest rate                         12,701       350          --       12,701       156          --
Interest rate caps....... Interest rate                         40,104        13          --       42,622        18           5
Interest rate futures.... Interest rate                            406        --          --          745        --          --
Interest rate options.... Interest rate                         15,337       174          --       24,944       427          --
Interest rate forwards... Interest rate                            265        --           9           --        --          --
Interest rate total
 return swaps............ Interest rate                          1,048        --          59        1,048         5          49
Synthetic GICs........... Interest rate                         11,739        --          --       16,498        --          --
Foreign currency swaps... Foreign currency exchange rate         5,596       292         238        6,124       419          97
Foreign currency forwards Foreign currency exchange rate         1,236         9          18        1,001        12           8
Credit default swaps --
 purchased............... Credit                                   886         8           9          888         4          11
Credit default swaps --
 written................. Credit                                 6,961       126          --        8,711       200           1
Equity futures........... Equity market                          2,591        --          16        2,039        --           5
Equity index options..... Equity market                         19,601       459         189       23,104       447         417
Equity variance swaps.... Equity market                            425        11           9          637        17          17
Equity total return swaps Equity market                          2,542         1         274          716        --          68
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total non-designated or nonqualifying derivatives........     151,950     4,484         828      180,598     4,001         811
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total....................................................   $ 193,672  $  9,318   $   2,261   $  221,575  $  8,080   $   2,102
                                                            ========== =========  ==========  =========== =========  ==========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                       Year Ended December 31, 2020
                                                   --------------------------------------------------------------------
                                                                                                  Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims     Balances       OCI
                                                   ---------- ---------- ---------- ------------ ------------  ---------
                                                                         (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $    (10)  $     --  $      --    $    360         $--          N/A
Hedged items......................................        12         --         --        (399)         --          N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (45)        --         --          --          --          N/A
Hedged items......................................        43         --         --          --          --          N/A
                                                   ---------- ---------- ---------- ------------ ------------  ---------
  Subtotal........................................        --         --         --         (39)         --          N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A       $1,268
Amount of gains (losses) reclassified from AOCI
 into income......................................        36        121         --          --          --        (157)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A        (124)
Amount of gains (losses) reclassified from AOCI
 into income......................................         3        768         --          --          --        (771)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (680)        --          --          --           --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A           --
Amount of gains (losses) reclassified from AOCI
 into income......................................        --         --         --          --          --           --
                                                    --------   --------  ---------    --------     --------    ---------
  Subtotal........................................        39        209         --          --          --          216
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (6)        --      1,999          --          --          N/A
Foreign currency exchange rate derivatives (1)....        --         --       (371)         --          --          N/A
Credit derivatives -- purchased (1)...............        --         --         (6)         --          --          N/A
Credit derivatives -- written (1).................        --         --        (78)         --          --          N/A
Equity derivatives (1)............................        (2)        --       (973)       (238)         --          N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         91          --          --          N/A
                                                    --------   --------  ---------    --------     --------    ---------
  Subtotal........................................        (8)        --        662        (238)         --          N/A
Earned income on derivatives......................       239         --        633         186       (152)           --
Embedded derivatives (2)..........................       N/A        N/A       (557)         --         N/A          N/A
                                                   ---------- ---------- ---------- ------------ ------------  ---------
  Total...........................................  $    270   $    209  $     738    $    (91)     $(152)     $    216
                                                   ========== ========== ========== ============ ============  =========

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2019
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     (2)  $     --   $     --    $    339     $      1        N/A
Hedged items......................................         4         --         --        (369)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (54)        --         --          --           --        N/A
Hedged items......................................        54         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................         2         --         --         (30)           1        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $    605
Amount of gains (losses) reclassified from AOCI
 into income......................................        23          4         --          --           --        (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A        (67)
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)       212         --          --           --       (209)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (211)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --         --          --           --         (1)
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        21          5         --          --           --        301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (3)        --        720          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        (49)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --        (25)         --           --        N/A
Credit derivatives -- written (1).................        --         --        172          --           --        N/A
Equity derivatives (1)............................        --         --       (944)       (150)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         (4)         --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (3)        --       (130)       (150)          --        N/A
Earned income on derivatives......................       270         --        272         135         (147)        --
Embedded derivatives (2)..........................       N/A        N/A       (430)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    290   $      5   $   (288)   $    (45)    $   (146)  $    301
                                                    ========   ========   ========    ========     ========   ========

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2018
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     --   $     --   $   (220)   $    --      $     --        N/A
Hedged items......................................        --         --        226         --            --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).        --         --         75         --            --        N/A
Hedged items......................................        --         --        (78)        --            --        N/A
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................        --         --          3         --            --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A   $   (262)
Amount of gains (losses) reclassified from AOCI
 into income......................................        20         --         22         --            --        (42)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A        180
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)        --       (469)        --            --        472
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --        475         --            --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --          1         --            --         (2)
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................        18         --         29         --            --        346
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................         4         --       (340)        --            --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        429         --            --        N/A
Credit derivatives -- purchased (1)...............        --         --          9         --            --        N/A
Credit derivatives -- written (1).................        --         --        (90)        --            --        N/A
Equity derivatives (1)............................         1         --        166         45            --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --       (155)        --            --        N/A
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................         5         --         19         45            --        N/A
Earned income on derivatives......................       371         --        339          8          (113)        --
Embedded derivatives (2)..........................       N/A        N/A        376         --           N/A        N/A
                                                    --------   --------   --------    -------      --------   --------
  Total...........................................  $    394   $     --   $    766    $    53      $   (113)  $    346
                                                    ========   ========   ========    =======      ========   ========
--------
(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $7 million, ($16) million and
   $51 million for the years ended December 31, 2020, 2019 and 2018, respectively.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                             Cumulative Amount
                                                           of Fair Value Hedging
                                                                Adjustments
                                Carrying Amount of the   Included in the Carrying
                                        Hedged               Amount of Hedged
Balance Sheet Line Item          Assets/(Liabilities)    Assets/(Liabilities) (1)
------------------------------ ------------------------  ------------------------
                               December 31, December 31, December 31, December 31,
                                   2020         2019         2020         2019
                               ------------ ------------ ------------ ------------
                                                  (In millions)
Fixed maturity securities AFS.   $    461    $      404    $     (1)    $    (1)
Mortgage loans................   $    925    $    1,127    $     20     $     2
Future policy benefits........   $ (5,512)   $   (4,475)   $ (1,307)    $  (908)
-------------
(1)Includes ($1) million of hedging adjustments on discontinued hedging relationships at both December 31, 2020 and 2019.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $45 million, $51 million, and
$0 for the years ended December 31, 2020, 2019 and 2018, respectively.

  At both the years ended December 31, 2020 and 2019, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years.

  At December 31, 2020 and 2019, the balance in AOCI associated with cash flow hedges was $2.3 billion and $2.0 billion, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2020, the Company expected to reclassify $11 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $7.0 billion and $8.7 billion at December 31,

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

2020 and 2019, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31,
2020 and 2019, the Company would have received $126 million and $199 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2020                                   2019
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $     --   $         54         0.6     $     1   $         94         1.7
Credit default swaps referencing indices.        27          1,779         2.5          34          2,099         2.3
                                          ---------  -------------                --------  -------------
  Subtotal...............................        27          1,833         2.4          35          2,193         2.2
                                          ---------  -------------                --------  -------------
Baa
Single name credit default swaps (3).....         2            174         2.1           2            124         1.6
Credit default swaps referencing indices.        97          4,954         5.3         141          6,165         5.0
                                          ---------  -------------                --------  -------------
  Subtotal...............................        99          5,128         5.2         143          6,289         5.0
                                          ---------  -------------                --------  -------------
B
Single name credit default swaps (3).....        --             --          --          --             10         0.5
Credit default swaps referencing indices.        --             --          --          21            219         5.0
                                          ---------  -------------                --------  -------------
  Subtotal...............................        --             --          --          21            229         4.8
                                          ---------  -------------                --------  -------------
  Total..................................  $    126   $      6,961         4.5     $   199   $      8,711         4.3
                                          =========  =============                ========  =============
-------------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                  December 31,
                                                                               --------------------------------------------------
                                                                                         2020                      2019
                                                                               ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement      Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------   -----------  -----------  -----------  -----------
                                                                                                 (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1).............................................................  $    9,244   $    2,192   $    7,974   $    2,035
OTC-cleared (1)...............................................................         139            6          191           53
Exchange-traded...............................................................          --           16           --            5
                                                                               -----------  -----------  -----------  -----------
 Total gross estimated fair value of derivatives presented on the
   consolidated balance sheets (1)............................................       9,383        2,214        8,165        2,093
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral.................................................................      (1,996)      (1,996)      (1,915)     (1,915)
OTC-cleared...................................................................          (5)          (5)         (25)        (25)
Cash collateral: (3), (4)
OTC-bilateral.................................................................      (6,073)          --       (4,808)          --
OTC-cleared...................................................................         (98)          --         (165)          --
Securities collateral: (5)
OTC-bilateral.................................................................      (1,115)        (188)      (1,246)       (114)
OTC-cleared...................................................................          --           (1)          --         (28)
Exchange-traded...............................................................          --          (16)          --          (5)
                                                                               -----------  -----------  -----------  -----------
 Net amount after application of master netting agreements and collateral.....  $       96   $        8   $        6   $        6
                                                                               ===========  ===========  ===========  ===========
--------
(1)At December 31, 2020 and 2019, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $65 million and $85 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($47) million and ($9) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2020 and 2019, the Company received excess cash collateral of $175 million and $290 million, respectively, and provided no excess cash collateral for either period.

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2020, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2020 and 2019, the Company received excess securities collateral with an estimated fair value of $150 million and $97 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2020 and 2019, the Company provided excess securities collateral with an estimated fair value of
   $185 million and $48 million, respectively, for its OTC-bilateral derivatives, $1.4 billion and $462 million, respectively, for its
   OTC-cleared derivatives, and $188 million and $90 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                                  December 31,
                                                        -----------------------------------------------------------------
                                                                      2020                             2019
                                                        -------------------------------- --------------------------------
                                                        Derivatives Derivatives          Derivatives Derivatives
                                                        Subject to  Not Subject          Subject to  Not Subject
                                                         Financial  to Financial          Financial  to Financial
                                                         Strength-   Strength-            Strength-   Strength-
                                                        Contingent   Contingent          Contingent   Contingent
                                                        Provisions   Provisions   Total  Provisions   Provisions   Total
                                                        ----------- ------------ ------- ----------- ------------ -------
                                                                                  (In millions)
Estimated fair value of derivatives in a net liability
 position (1)..........................................  $    196      $   --    $   196  $    120      $   --    $   120
Estimated fair value of collateral provided:
Fixed maturity securities AFS..........................  $    239      $   --    $   239  $    135      $   --    $   135
-------------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                    December 31,
                                                                               ----------------------
                                                   Balance Sheet Location         2020       2019
                                                ------------------------------ ---------- -----------
                                                                                   (In millions)
Embedded derivatives within liability host
 contracts:
Direct guaranteed minimum benefits............. Policyholder account balances.  $     488   $     175
Assumed guaranteed minimum benefits............ Policyholder account balances.          5           3
Funds withheld on ceded reinsurance (including
 affiliated)................................... Other liabilities.............      1,428       1,017
Fixed annuities with equity indexed returns.... Policyholder account balances.        139         130
Other guarantees............................... Policyholder account balances.          1          --
                                                                               ---------- -----------
  Embedded derivatives within liability host contracts......................    $   2,061   $   1,325
                                                                               ========== ===========

9. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                                    December 31, 2020
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,717  $         6,692  $         60,409
Foreign corporate........................................               --            24,098            8,181            32,279
U.S. government and agency...............................           12,697            18,074               --            30,771
RMBS.....................................................               --            21,186            3,040            24,226
ABS......................................................               --            11,351            1,224            12,575
Municipals...............................................               --             8,983               --             8,983
CMBS.....................................................               --             6,628              201             6,829
Foreign government.......................................               --             5,263                5             5,268
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           12,697           149,300           19,343           181,340
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            2,216               406                1             2,623
Residential mortgage loans -- FVO........................               --                --              165               165
Other investments........................................              431               270              565             1,266
Derivative assets: (1)
Interest rate............................................               --             6,816              489             7,305
Foreign currency exchange rate...........................               --             1,408               --             1,408
Credit...................................................               --               109               25               134
Equity market............................................               --               454               17               471
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             8,787              531             9,318
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,296            99,405              945           128,646
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        43,640  $        258,168  $        21,550  $        323,358
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................               --                11               68                79
Foreign currency exchange rate...........................               --             1,683                2             1,685
Credit...................................................               --                 9               --                 9
Equity market............................................               16               463                9               488
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               16             2,166               79             2,261
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            2,061             2,061
Separate account liabilities (2).........................               12                 8                6                26
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $            28  $          2,174  $         2,146  $          4,348
                                                          ================ ================= ================ =================

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                                    December 31, 2019
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,975  $         4,484  $         58,459
Foreign corporate........................................               --            25,403            4,898            30,301
U.S. government and agency...............................           11,484            17,764               --            29,248
RMBS.....................................................                3            20,158            2,612            22,773
ABS......................................................               --             9,459              742            10,201
Municipals...............................................               --             7,849                7             7,856
CMBS.....................................................               --             5,679               41             5,720
Foreign government.......................................               --             4,996               10             5,006
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           11,487           145,283           12,794           169,564
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            1,077               789               17             1,883
Residential mortgage loans -- FVO........................               --                --              188               188
Other investments........................................              396                56              799             1,251
Derivative assets: (1)
Interest rate............................................               --             5,690               80             5,770
Foreign currency exchange rate...........................               --             1,642               --             1,642
Credit...................................................               --               172               32               204
Equity market............................................               --               439               25               464
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             7,943              137             8,080
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           22,753            94,192              922           117,867
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        35,713  $        248,263  $        14,857  $        298,833
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $            167  $           191  $            358
Foreign currency exchange rate...........................               --             1,225               --             1,225
Credit...................................................               --                11                1                12
Equity market............................................                5               485               17               507
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................                5             1,888              209             2,102
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            1,325             1,325
Separate account liabilities (2).........................                1                14                7                22
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             6  $          1,902  $         1,541  $          3,449
                                                          ================ ================= ================ =================
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2020 and 2019, the estimated fair value of such investments was $70 million and $90 million, respectively.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

     When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein for securities.

     The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------
                           Level 2                                Level 3
Instrument            Observable Inputs                     Unobservable Inputs
-----------------------------------------------------------------------------------------
 Fixed maturity securities AFS
-----------------------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market and income approaches.          market approach.
            Key Inputs:                            Key Inputs:
            . quoted prices in markets that are    .illiquidity premium
              not active
            . benchmark yields; spreads off        .delta spread adjustments to reflect
              benchmark yields; new issuances;      specific credit-related issues
              issuer ratings
            . trades of identical or comparable    .credit spreads
              securities; duration
            . privately-placed securities are
              valued using the additional key      . quoted prices in markets that are
              inputs:                                not active for identical or similar
            . market yield curve; call provisions    securities that are less liquid and
             . observable prices and spreads for     based on lower levels of trading
               similar public or private             activity than securities classified
               securities that incorporate the       in Level 2
               credit quality and industry sector  .independent non-binding broker
               of the issuer                        quotations
            . delta spread adjustments to reflect
              specific credit-related issues
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market approach.                       market approach.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .independent non-binding broker
             not active                             quotations
            .benchmark U.S. Treasury yield or      . quoted prices in markets that are
             other yields                            not active for identical or similar
                                                     securities that are less liquid and
            .the spread off the U.S. Treasury        based on lower levels of trading
             yield curve for the identical           activity than securities classified
             security                                in Level 2
            .issuer ratings and issuer spreads;    .credit spreads
             broker-dealer quotations
            .comparable securities that are
             actively traded
-----------------------------------------------------------------------------------------
  Structured Products
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market and income approaches.          market and income approaches.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .credit spreads
             not active
            .spreads for actively traded           . quoted prices in markets that are
             securities; spreads off benchmark       not active for identical or similar
             yields                                  securities that are less liquid and
                                                     based on lower levels of trading
            .expected prepayment speeds and          activity than securities classified
             volumes                                 in Level 2
            .current and forecasted loss           .independent non-binding broker
             severity; ratings; geographic region   quotations
            .weighted average coupon and weighted  .credit ratings
             average maturity
            .average delinquency rates;
             debt-service coverage ratios
            .credit ratings
            .issuance-specific information,
             including, but not limited to:
             .collateral type; structure of the
              security; vintage of the loans
             .payment terms of the underlying
              assets
             .payment priority within the
              tranche; deal performance
-----------------------------------------------------------------------------------------
Short-term investments and Other investments
-----------------------------------------------------------------------------------------
            . Certain short-term investments and   . Certain short-term investments and
               other investments are of a similar     other investments are of a similar
               nature and class to the fixed          nature and class to the fixed
               maturity securities AFS described      maturity securities AFS described
               above; while certain other             above, while certain other
               investments are similar to equity      investments are similar to equity
               securities. The valuation              securities. The valuation
               approaches and observable inputs       approaches and unobservable inputs
               used in their valuation are also       used in their valuation are also
               similar to those described above.      similar to those described above.
               Other investments contain equity       Other investments contain equity
               securities valued using quoted         securities that use key
               prices in markets that are not         unobservable inputs such as credit
               considered active.                     ratings; issuance structures, in
                                                      addition to those described above
                                                      for fixed maturities AFS.
-----------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
-----------------------------------------------------------------------------------------
            .N/A                                     Valuation Approaches: Principally
                                                     the market approach.
                                                     Valuation Techniques and Key
                                                     Inputs: These investments are based
                                                     primarily on matrix pricing or
                                                     other similar techniques that
                                                     utilize inputs from mortgage
                                                     servicers that are unobservable or
                                                     cannot be derived principally from,
                                                     or corroborated by, observable
                                                     market data.
-----------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
-----------------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------
            Key Input:                             .N/A
            .quoted prices or reported NAV
             provided by the fund managers
-----------------------------------------------------------------------------------------
  Other limited partnership interests
-----------------------------------------------------------------------------------------
            .N/A                                     Valued giving consideration to the
                                                     underlying holdings of the
                                                     partnerships and adjusting, if
                                                     appropriate.
                                                   Key Inputs:
                                                   .liquidity; bid/ask spreads;
                                                    performance record of the fund
                                                    manager
                                                   .other relevant variables that may
                                                    impact the exit value of the
                                                    particular partnership interest
-           -----------------------------------------------------------------------------

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Other
   Investments" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                            Foreign Currency
              Instrument                         Interest Rate                Exchange Rate                Credit
-----------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3     swap yield curves               swap yield curves        swap yield curves
 by instrument type                      basis curves                    basis curves             credit curves
                                         interest rate volatility (1)    currency spot rates      recovery rates
                                                                         cross currency basis
                                                                          curves
------------------------------------------                               -                        -
Level 3                                  swap yield curves (2)           swap yield curves (2)    swap yield curves (2)
                                         basis curves (2)                basis curves (2)         credit curves (2)
                                         repurchase rates                cross currency basis     credit spreads
                                                                          curves (2)              repurchase rates
                                                                         currency correlation     independent non-binding
                                                                                                    broker quotations
-                                        -                               -                        -
----------------------------------------------------------------------

              Instrument                        Equity Market
----------------------------------------------------------------------
Inputs common to Level 2 and Level 3     swap yield curves
 by instrument type                      spot equity index levels
                                         dividend yield curves
                                         equity volatility (1)

-----------------------------------------
Level 3                                  dividend yield curves (2)
                                         equity volatility (1), (2)
                                         correlation between
                                           model inputs (1)

-

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company calculates the fair value of these embedded derivatives, which is estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates;
  changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department.
  The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

   Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Approaches and Key Inputs:

      Direct and assumed guaranteed minimum benefits

         These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

      Embedded derivatives within funds withheld related to certain ceded reinsurance

         These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                          December 31, 2020
                                                                                     --------------------------
                                                                Significant                             Weighted
                                  Valuation Techniques      Unobservable Inputs           Range        Average (1)
                               --------------------------- -----------------------   --------------    -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)          --   -    186       118
                               Market pricing              Quoted prices (4)           --   -    116        99
                               ------------------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)           --   -    159        98
                               ------------------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)           1    -    107       100
                               ------------------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)              92   -    184       149
                                                           Repurchase rates (8)       (12)  -     1        (6)

                               ------------------------------------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             (31)  -    (13)      (20)
                               ------------------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)          96   -     99        98
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            21%   -    28%       28%
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)           10%   -    30%       10%
                               ------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40           0.01%  -   0.12%     0.06%
                                                               Ages 41 - 60          0.05%  -   0.65%     0.30%
                                                               Ages 61 - 115         0.31%  -    100%     1.90%
                                                           Lapse rates:
                                                               Durations 1 - 10      0.25%  -    100%     6.86%
                                                               Durations 11 - 20     4.70%  -    100%     5.18%
                                                               Durations 21 - 116      2%   -    100%     5.18%
                                                           Utilization rates           0%   -    22%      0.17%
                                                           Withdrawal rates          0.25%  -    10%      3.98%
                                                           Long-term equity          16.66% -   22.21%    18.70%
                                                               volatilities
                                                           Nonperformance risk       0.04%  -   0.39%     0.40%
                                                               spread
                                                                                          December 31, 2019
                                                                                     ---------------------------
                                                                Significant                             Weighted
                                  Valuation Techniques      Unobservable Inputs           Range        Average (1)
                               --------------------------- -----------------------   --------------    -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)          5    -    145       110
                               Market pricing              Quoted prices (4)           25   -    131       101
                               ------------------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)           --   -    119       95
                               ------------------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)           8    -    101       98
                               ------------------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)             190   -    251
                                                           Repurchase rates (8)       (6)   -     6

                               ------------------------------------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             (22)  -    (5)
                               ------------------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)          96   -    100
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            14%   -    23%
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)           10%   -    30%
                               ------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40           0.01%  -   0.18%
                                                               Ages 41 - 60          0.04%  -   0.57%
                                                               Ages 61 - 115         0.26%  -    100%
                                                           Lapse rates:
                                                               Durations 1 - 10      0.25%  -    100%
                                                               Durations 11 - 20       3%   -    100%
                                                               Durations 21 - 116      2%   -    100%
                                                           Utilization rates           0%   -    22%
                                                           Withdrawal rates          0.25%  -    10%
                                                           Long-term equity          16.24% -   21.65%
                                                               volatilities
                                                           Nonperformance risk       0.03%  -   0.43%
                                                               spread
                                                                                        Impact of
                                                                                     Increase in Input
                                                                Significant            on Estimated
                                  Valuation Techniques      Unobservable Inputs       Fair Value (2)
                               --------------------------- -----------------------   -----------------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)           Increase
                               Market pricing              Quoted prices (4)            Increase
                               ------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)          Increase (5)
                               ------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)          Increase (5)
                               ------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)             Increase (7)
                                                           Repurchase rates (8)       Decrease (7)
                                                                                     ------------------
                               ------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             Increase (7)
                               ------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)         Decrease (7)
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            Increase (7)
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)
                               ------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40            Decrease (13)
                                                               Ages 41 - 60           Decrease (13)
                                                               Ages 61 - 115          Decrease (13)
                                                           Lapse rates:
                                                               Durations 1 - 10       Decrease (14)
                                                               Durations 11 - 20      Decrease (14)
                                                               Durations 21 - 116     Decrease (14)
                                                           Utilization rates          Increase (15)
                                                           Withdrawal rates             (16)
                                                           Long-term equity           Increase (17)
                                                               volatilities
                                                           Nonperformance risk        Decrease (18)
                                                               spread

--------

(1) The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for embedded derivatives is determined based on a combination of account values and experience data.

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2020 and 2019, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase
    (decrease) in the estimated fair value of the guarantees. For GMABs and
    GMIBs, any increase (decrease) in withdrawal rates results in a decrease
    (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  Generally, all other classes of assets and liabilities classified within
Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
(Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

  The following tables summarize the change of all assets (liabilities)
measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (6)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2019................ $       7,101    $      3,541    $      --    $     10      $     25
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (41)             43           --          --            --
Total realized/unrealized gains
 (losses) included in AOCI..............           564              30           --          --            --
Purchases (3)...........................         2,335             703            7           1            17
Sales (3)...............................          (699)           (538)          --          (2)          (25)
Issuances (3)...........................            --              --           --          --            --
Settlements (3).........................            --              --           --          --            --
Transfers into Level 3 (4)..............           504              --           --           1            --
Transfers out of Level 3 (4)............          (382)           (384)          --          --            --
                                         -------------    ------------    ---------    --------      --------
Balance, December 31, 2019..............         9,382           3,395            7          10            17
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (91)             46           --          --            --
Total realized/unrealized gains
 (losses) included in AOCI..............           979              22           --          --            --
Purchases (3)...........................         3,018           1,670           --          --             1
Sales (3)...............................          (960)           (740)          --          (2)           (2)
Issuances (3)...........................            --              --           --          --            --
Settlements (3).........................            --              --           --          --            --
Transfers into Level 3 (4)..............         2,968             108           --          --            --
Transfers out of Level 3 (4)............          (423)            (36)          (7)         (3)          (15)
                                         -------------    ------------    ---------    --------      --------
Balance, December 31, 2020.............. $      14,873    $      4,465    $      --    $      5      $      1
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2018: (5).............................. $          (5)   $         68    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (5).............................. $         (34)   $         42    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at
 December 31, 2020 (5).................. $         (53)   $         52    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2020: (5)... $         963    $         22    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Gains (Losses) Data for the year ended
 December 31, 2018......................
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)............................... $           2    $         79    $      --    $      1      $     --
Total realized/unrealized gains
 (losses) included in AOCI.............. $        (463)   $        (31)   $      --    $     (1)     $     --

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        ----------------------------------------------------------------------
                                                        Residential                     Net        Net Embedded
                                                         Mortgage        Other      Derivatives    Derivatives      Separate
                                                        Loans - FVO   Investments       (7)            (8)        Accounts (9)
                                                        -----------   -----------   -----------   -------------   ------------
                                                                                 (In millions)
Balance, January 1, 2019............................... $      299    $      571    $     (192)   $        (704)   $      937
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          7            94           (36)            (429)            7
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           161               --            --
Purchases (3)..........................................         --           232             4               --           126
Sales (3)..............................................        (87)          (98)           --               --          (151)
Issuances (3)..........................................         --            --            (1)              --            (3)
Settlements (3)........................................        (31)           --            (8)            (192)            2
Transfers into Level 3 (4).............................         --            --            --               --            --
Transfers out of Level 3 (4)...........................         --            --            --               --            (3)
                                                        ----------    ----------    ----------    -------------    ----------
Balance, December 31, 2019.............................        188           799           (72)          (1,325)          915
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          9            73           176             (557)           --
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           772               --            --
Purchases (3)..........................................         --            33             4               --           184
Sales (3)..............................................        (13)         (147)           --               --          (153)
Issuances (3)..........................................         --            --            (2)              --            (4)
Settlements (3)........................................        (19)           --          (426)            (179)            1
Transfers into Level 3 (4).............................         --            --            --               --             1
Transfers out of Level 3 (4)...........................         --          (193)           --               --            (5)
                                                        ----------    ----------    ----------    -------------    ----------
Balance, December 31, 2020............................. $      165    $      565    $      452    $      (2,061)   $      939
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2018: (5)................................ $      (15)   $        1    $       18    $         387    $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2019: (5)................................ $      (14)   $       86    $      (44)   $        (422)   $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2020: (5)................................ $        3    $       67    $      (76)   $        (565)   $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2020:
 (5)................................................... $       --    $       --    $      579    $          --    $       --
                                                        ==========    ==========    ==========    =============    ==========
Gains (Losses) Data for the year ended December 31,
 2018..................................................
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................ $        7    $       (8)   $      (69)   $         376    $        7
Total realized/unrealized gains (losses) included in
 AOCI.................................................. $       --    $       --    $     (110)   $          --    $       --

--------

(1) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5) Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
    (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6) Comprised of U.S. and foreign corporate securities.

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                              December 31,
                                                                                         ----------------------
                                                                                            2020        2019
                                                                                         ----------  ----------
                                                                                              (In millions)
Unpaid principal balance................................................................ $      172  $      209
Difference between estimated fair value and unpaid principal balance....................         (7)        (21)
                                                                                         ----------  ----------
Carrying value at estimated fair value.................................................. $      165  $      188
                                                                                         ==========  ==========
Loans in nonaccrual status.............................................................. $       45  $       47
Loans more than 90 days past due........................................................ $       27  $       18
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................ $      (13) $      (19)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                      At December 31,            Years Ended December 31,
                              -------------------------------- ----------------------------
                                 2020            2019             2020      2019     2018
                              ----------       ---------       ---------- -------- --------
                              Carrying Value After Measurement        Gains (Losses)
                              -------------------------------- ----------------------------
                                              (In millions)
     Mortgage loans, net (1). $    320         $    52         $    (110) $    (2) $    (2)
--------

(1)Estimated fair values for impaired mortgage loans are based on estimated fair value of the underlying collateral.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring Fair Value
Measurements" section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                            December 31, 2020
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  66,240 $    -- $      -- $  70,391 $  70,391
Policy loans................................ $   5,973 $    -- $      -- $   7,148 $   7,148
Other invested assets....................... $   2,849 $    -- $   2,586 $     167 $   2,753
Premiums, reinsurance and other receivables. $  13,173 $    -- $     363 $  13,274 $  13,637
Liabilities
Policyholder account balances............... $  78,059 $    -- $      -- $  82,982 $  82,982
Long-term debt.............................. $   1,615 $    -- $   2,018 $      -- $   2,018
Other liabilities........................... $  12,595 $    -- $     134 $  12,778 $  12,912
Separate account liabilities................ $  59,103 $    -- $  59,103 $      -- $  59,103

                                                            December 31, 2019
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                                                                   Estimated
                                             Carrying                                 Fair
                                              Value    Level 1  Level 2   Level 3    Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  65,361 $    -- $      -- $  67,680 $  67,680
Policy loans................................ $   6,100 $    -- $     263 $   6,935 $   7,198
Other invested assets....................... $   2,964 $    -- $   2,708 $     158 $   2,866
Premiums, reinsurance and other receivables. $  14,042 $    -- $     367 $  14,488 $  14,855
Liabilities
Policyholder account balances............... $  73,693 $    -- $      -- $  75,885 $  75,885
Long-term debt.............................. $   1,543 $    -- $   1,888 $      -- $   1,888
Other liabilities........................... $  12,789 $    -- $     113 $  12,819 $  12,932
Separate account liabilities................ $  52,830 $    -- $  52,830 $      -- $  52,830

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 10 years. The remaining lease terms for the subleases are less than one year to eight years.

ROU Assets and Lease Liabilities

   ROU assets and lease liabilities for operating leases were:

                                     December 31, December 31,
                                         2020         2019
                                     ------------ ------------
                                           (In millions)
                  ROU assets........    $  718       $  819
                  Lease liabilities.    $  795       $  895

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

Lease Costs

   The components of operating lease costs were as follows:

                                           For the Year Ended
                                            December 31,
                                           -----------------
                                            2020      2019
                                            ------   ------
                                            (In millions)
                     Operating lease cost. $  117    $  109
                     Variable lease cost..     15        20
                     Sublease income......    (89)      (80)
                                            ------   ------
                      Net lease cost...... $   43    $   49
                                            ======   ======

  Operating lease expense was $116 million for the year ended December 31,
2018. Non-cancelable sublease income was $66 million for the year ended
December 31, 2018.

Other Information

   Supplemental other information related to operating leases was as follows:

                                                                                       December 31, December 31,
                                                                                           2020         2019
                                                                                       ------------ ------------
                                                                                         (Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash
  flows...............................................................................   $    125     $    110
ROU assets obtained in exchange for new lease liabilities.............................   $     --     $    152
Weighted-average remaining lease term.................................................    8 years      9 years
Weighted-average discount rate........................................................        4.0%         3.9%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                                 December 31, 2020
                                                 -----------------
                                                   (In millions)
              2021..............................      $  129
              2022..............................         127
              2023..............................         115
              2024..............................         104
              2025..............................         105
              Thereafter........................         352
                                                      ------
               Total undiscounted cash flows....         932
              Less: interest....................         137
                                                      ------
               Present value of lease liability.      $  795
                                                      ======

  See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2020                             2019
                    ----------------------                 -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus
 notes--affiliated. 7.38% -   7.38%  7.38%      2037       $    700    $   (8)     $    692 $    700    $   (9)     $    691
Surplus notes...... 7.80% -   7.88%  7.83%   2024 -   2025      400        (2)          398      400        (2)          398
Other notes........ 0.14% -   3.75%  2.89%   2021 -   2058      527        (3)          524      457        (3)          454
                                                           --------    -------     -------- --------    -------     --------
 Total long-term
  debt.............                                           1,627       (13)        1,614    1,557       (14)        1,543
                                                           --------    -------     -------- --------    -------     --------
Total short-term
 debt..............                                             120         --          120      128         --          128
                                                           --------    -------     -------- --------    -------     --------
  Total............                                        $  1,747    $  (13)     $  1,734 $  1,685    $  (14)     $  1,671
                                                           ========    =======     ======== ========    =======     ========
--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2020.

  The aggregate maturities of long-term debt at December 31, 2020 for the next five years and thereafter are $50 million in 2021, $0 in 2022, $0 in 2023,
$496 million in 2024, $249 million in 2025 and $819 million thereafter.

  Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Other Notes

  At December 31, 2020, MetLife Private Equity Holdings, LLC ("MPEH"), a
wholly-owned indirect investment subsidiary of Metropolitan Life Insurance
Company, was party to a credit agreement providing for $350 million of term loans and $75 million of a revolving loan (the "Credit Agreement"), which matures in November 2024. In December 2018, MPEH repaid $50 million of an initial borrowing of a $350 million term loan under the Credit Agreement. In
March 2020, MPEH borrowed $75 million on a revolving loan under the Credit
Agreement and repaid this loan in July 2020. Simultaneously, in July 2020, MPEH borrowed $50 million on the term loan under the Credit Agreement. MPEH has pledged invested assets to secure the loans; however, these loans are non-recourse to Metropolitan Life Insurance Company.

Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                            ---------------------
                                               2020       2019
                                            ----------  --------
                                            (Dollars in millions)
                 Commercial paper.......... $      100  $     99
                 Short-term borrowings (1).         20        29
                                            ----------  --------
                 Total short-term debt..... $      120  $    128
                                            ==========  ========
                 Average daily balance..... $      125  $    128
                 Average days outstanding..    73 days   43 days
--------

(1) Represents short-term debt related to repurchase agreements, secured by assets consolidated by the Company.

   For the years ended December 31, 2020, 2019 and 2018, the weighted average interest rate on short-term debt was 1.51%, 2.74% and 3.03%, respectively.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Interest Expense

     Interest expense included in other expenses was $99 million, $105 million and $108 million for the years ended December 31, 2020, 2019 and 2018, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2020, 2019 and 2018.

Credit Facility

     At December 31, 2020, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were
  $7 million, $7 million and $6 million for the years ended December 31, 2020,
  2019 and 2018, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2020 was as follows:

                                                    Letters of Credit
                                       Maximum         Used by the      Letters of Credit                Unused
Borrower(s)      Expiration            Capacity        Company (1)    Used by Affiliates (1) Drawdowns Commitments
----------- ---------------------- ---------------- ----------------- ---------------------- --------- -----------
                                                                    (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... December 2021 (2) (3)  $      3,000 (2)    $      413           $      50         $    --  $    2,537
--------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2020 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20,
    2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

(3) On February 26, 2021, the Credit Facility was amended and restated to, among other things, extend the maturity date to February 2026. All borrowings under the amended and restated Credit Facility must be repaid by
    February 26, 2026, except that letters of credit outstanding upon termination may remain outstanding until February 26, 2027.

Debt and Facility Covenants

  Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2020.

12. Equity

Stock-Based Compensation Plans

  The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the
Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense principally relates to Stock
Options, Performance Shares and Restricted Stock Units under the MetLife, Inc.
2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and
Incentive Compensation Plan, most of which MetLife, Inc. grants in the first quarter of each year.

  The Company's expense related to stock-based compensation included in other expenses was $44 million, $57 million and $35 million for the years ended
December 31, 2020, 2019 and 2018, respectively.

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting
Principles ("Statutory Codification"). Statutory Codification is intended to

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

standardize regulatory accounting and reporting to state insurance departments.
However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital ("RBC") requirements that were developed by the
NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 350% at both
December 31, 2020 and 2019.

  Metropolitan Life Insurance Company's ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $422 million and the aggregate actual regulatory capital and surplus of such operations was $668 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.6 billion and $1.2 billion at December 31, 2020 and 2019, respectively, compared to what capital and surplus would have been had it been measured under
NAIC guidance.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New
York domiciled insurer, was $3.4 billion, $3.9 billion and $3.7 billion at
December 31, 2020, 2019 and 2018, respectively. Statutory capital and surplus was $11.3 billion and $10.9 billion at December 31, 2020 and 2019, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the NYDFS.

Dividend Restrictions

  Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial
Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has
broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

  Metropolitan Life Insurance Company paid $2.8 billion and $3.1 billion in dividends to MetLife, Inc. for the years ended December 31, 2020 and 2019, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance
Company has calculated that it may pay approximately $3.4 billion to MetLife,
Inc. without prior regulatory approval by the end of 2021.

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign       Defined
                        Investment Gains     Unrealized     Currency       Benefit
                        (Losses), Net of   Gains (Losses)  Translation      Plans
                       Related Offsets (1) on Derivatives   Adjustments   Adjustment       Total
                      -------------------- -------------- ------------- -------------  ------------
                                                      (In millions)
Balance at
 December 31, 2017...      $     6,351      $        906   $       (47)  $     (1,782)  $     5,428
OCI before
 reclassifications...           (6,326)              (82)          (20)            67        (6,361)
Deferred income
 tax benefit
 (expense)...........            1,381                19            --            (45)        1,355
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............            1,406               843           (67)        (1,760)          422
Amounts
 reclassified from
 AOCI................                8               428            --             34           470
Deferred income
 tax benefit
 (expense)...........               (2)              (96)           --            (13)         (111)
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....                6               332            --             21           359
                          ------------     -------------  ------------  -------------  ------------
Cumulative effects
 of changes in
 accounting
 principles..........             (119)               --            --             --          (119)
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........            1,222               207            (7)          (379)        1,043
                          ------------     -------------  ------------  -------------  ------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....            1,103               207            (7)          (379)          924
                          ------------     -------------  ------------  -------------  ------------
Transfer to
 affiliate, net of
 tax (2).............               --                --            --          1,857         1,857
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2018...            2,515             1,382           (74)          (261)        3,562
OCI before
 reclassifications...            7,993               516           (32)          (167)        8,310
Deferred income
 tax benefit
 (expense)...........           (1,678)             (109)            9             35        (1,743)
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............            8,830             1,789           (97)          (393)       10,129
Amounts
 reclassified from
 AOCI................               60              (237)           --             24          (153)
Deferred income
 tax benefit
 (expense)...........              (13)               50            --             (5)           32
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               47              (187)           --             19          (121)
                          ------------     -------------  ------------  -------------  ------------
Cumulative effects
 of changes in
 accounting
 principles..........               (1)               22            --             --            21
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........               --                (4)           --             --            (4)
                          ------------     -------------  ------------  -------------  ------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....               (1)               18            --             --            17
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2019...            8,876             1,620           (97)          (374)       10,025
OCI before
 reclassifications...            1,852             1,144            54           (145)        2,905
Deferred income
 tax benefit
 (expense)...........             (391)             (240)          (10)            30          (611)
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............           10,337             2,524           (53)          (489)       12,319
Amounts
 reclassified from
 AOCI................               59              (928)           --             37          (832)
Deferred income
 tax benefit
 (expense)...........              (12)              195            --             (8)          175
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               47              (733)           --             29          (657)
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2020...      $    10,384      $      1,791   $      (53)   $      (460)   $    11,662
                          ============     =============  ============  =============  ============
--------

(1) See Note 7 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2) See Note 14 for information on the transfer of a pension plan to an affiliate.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                Consolidated Statements of
                                                           Years Ended December 31,                Operations Locations
                                                   ---------------------------------------     ------------------------------
                                                       2020          2019           2018
                                                   -----------   -----------   -------------
AOCI Components                                         Amounts Reclassified from AOCI
-------------------------------------------------  ---------------------------------------
                                                                (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      (30)   $       17    $         89   Net investment gains (losses)
Net unrealized investment gains (losses)..........         (18)          (16)             18   Net investment income
Net unrealized investment gains (losses)..........         (11)          (61)           (115)  Net derivative gains (losses)
                                                   -----------   -----------   -------------
 Net unrealized investment gains (losses), before
   income tax.....................................         (59)          (60)             (8)
Income tax (expense) benefit......................          12            13               2
                                                   -----------   -----------   -------------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (47)          (47)             (6)
                                                   -----------   -----------   -------------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Interest rate derivatives.........................          36            23              20   Net investment income
Interest rate derivatives.........................         121             4              --   Net investment gains (losses)
Interest rate derivatives.........................          --            --              22   Net derivative gains (losses)
Foreign currency exchange rate derivatives........           3            (3)             (3)  Net investment income
Foreign currency exchange rate derivatives........         768           212              --   Net investment gains (losses)
Foreign currency exchange rate derivatives........          --            --            (469)  Net derivative gains (losses)
Credit derivatives................................          --             1               1   Net investment income
Credit derivatives................................          --            --               1   Net derivative gains (losses)
                                                   -----------   -----------   -------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................         928           237            (428)
Income tax (expense) benefit......................        (195)          (50)             96
                                                   -----------   -----------   -------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................         733           187            (332)
                                                   -----------   -----------   -------------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)......         (39)          (27)            (35)
Amortization of prior service (costs) credit......           2             3               1
                                                   -----------   -----------   -------------
 Amortization of defined benefit plan items,
   before income tax..............................         (37)          (24)            (34)
Income tax (expense) benefit......................           8             5              13
                                                   -----------   -----------   -------------
 Amortization of defined benefit plan items, net
   of income tax..................................         (29)          (19)            (21)
                                                   -----------   -----------   -------------
 Total reclassifications, net of income tax.......  $      657    $      121    $      (359)
                                                   ===========   ===========   =============
--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                                       Years Ended December 31,
                                                      --------------------------
                                                        2020     2019     2018
                                                      -------- -------- --------
                                                            (In millions)
Prepaid legal plans.................................. $    371 $    329 $    286
Recordkeeping and administrative services (1)........      194      204      220
Administrative services-only contracts...............      218      210      205
Other revenue from service contracts from customers..       36       39       38
                                                      -------- -------- --------
Total revenues from service contracts from customers.      819      782      749
Other (2)............................................      842      791      837
                                                      -------- -------- --------
  Total other revenues............................... $  1,661 $  1,573 $  1,586
                                                      ======== ======== ========
--------

(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Primarily includes reinsurance ceded. See Note 5.

Other Expenses

   Information on other expenses was as follows:

                                                          Years Ended December 31,
                                                          ----------------------
                                                           2020     2019    2018
                                                          ------   ------  ------
                                                               (In millions)
General and administrative expenses (1).................. $2,285   $2,480  $2,458
Pension, postretirement and postemployment benefit costs.     33      107      66
Premium taxes, other taxes, and licenses & fees..........    399      274     366
Commissions and other variable expenses..................  1,842    1,814   1,757
Capitalization of DAC....................................    (51)     (43)    (34)
Amortization of DAC and VOBA.............................    406      239     470
Interest expense on debt.................................     99      105     108
                                                          ------   ------  ------
  Total other expenses................................... $5,013   $4,976  $5,191
                                                          ======   ======  ======
--------

(1)Includes ($104) million, ($165) million and ($6) million for the years ended
   December 31, 2020, 2019 and 2018, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

  Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5, 11 and 18 for a discussion of affiliated expenses included in the table above.

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year
U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1,
2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

   The Company also provides pension benefits for certain U.S. retired employees and postretirement medical and life insurance benefits for certain
non-U.S. retired employees.

  Obligations and Funded Status

                                                                              December 31,
                                                   -----------------------------------------------------------------
                                                                  2020                             2019
                                                   ---------------------------------  ------------------------------
                                                                          Other                           Other
                                                       Pension         Postretirement    Pension       Postretirement
                                                         Benefits        Benefits        Benefits        Benefits
                                                   ----------------  ---------------- -------------  ----------------
                                                                             (In millions)
Change in benefit obligations:
Benefit obligations at January 1,.................   $        1,210      $      20     $      1,080      $      19
Service costs.....................................               17             --               17             --
Interest costs....................................               40              1               46              1
Plan amendments...................................               --             --                3             --
Net actuarial (gains) losses (1)..................              143              2              162              2
Benefits paid.....................................              (67)            (1)             (98)            (2)
                                                   ----------------     ----------    -------------     ----------
 Benefit obligations at December 31,..............            1,343             22            1,210             20
                                                   ----------------     ----------    -------------     ----------
Change in plan assets:
Estimated fair value of plan assets at January 1,.               --             17               --             18
Employer contributions............................               67              1               98             --
Benefits paid.....................................              (67)            (1)             (98)            (2)
Foreign exchange impact...........................               --             --               --              1
                                                   ----------------     ----------    -------------     ----------
 Estimated fair value of plan assets at
   December 31,...................................               --             17               --             17
                                                   ----------------     ----------    -------------     ----------
 Over (under) funded status at December 31,.......   $       (1,343)     $      (5)    $     (1,210)     $      (3)
                                                   ================     ==========    =============     ==========
Amounts recognized on the consolidated balance
 sheets:
Other assets......................................   $           --      $       2     $         --      $       3
Other liabilities.................................           (1,343)            (7)          (1,210)            (6)
                                                   ----------------     ----------    -------------     ----------
 Net amount recognized............................   $       (1,343)     $      (5)    $     (1,210)     $      (3)
                                                   ================     ==========    =============     ==========
AOCI:
Net actuarial (gains) losses......................   $          598      $      (1)    $        494      $      (3)
Prior service costs (credit)......................              (14)            --              (16)            --
                                                   ----------------     ----------    -------------     ----------
 AOCI, before income tax..........................   $          584      $      (1)    $        478      $      (3)
                                                   ================     ==========    =============     ==========
 Accumulated benefit obligation...................   $        1,275            N/A     $      1,143            N/A
                                                   ================                   =============

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

--------

(1) Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2020 included the impact of changes to the financial assumptions of $106 million and $2 million, respectively, demographic assumptions of $5 million and $0, respectively, and plan experience of $32 million and $0, respectively. Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2019 include the impact of changes to the financial assumptions of
    $137 million and $2 million, respectively, and plan experience of
    $25 million and $0, respectively.

   Information on pension plans and other postretirement benefit plans with
PBOs and/or accumulated benefit obligations ("ABO") or APBO in excess of plan assets was as follows:

                                                       December 31,
                               -------------------------------------------------------------------------------------------
                                      2020          2019               2020          2019        2020         2019
                                 ------------    ------------     ------------    ------------   ----         ----
                               PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value APBO Exceeds Estimated
                                    of Plan Assets                   of Plan Assets              Fair Value of Plan Assets
                               -------------------------------- -------------------------------- -------------------------
                                                       (In millions)
Projected benefit obligations. $      1,343     $      1,210    $      1,343     $      1,210     N/A          N/A
Accumulated benefit
 obligations.................. $      1,275     $      1,143    $      1,275     $      1,143     N/A          N/A
Accumulated postretirement
 benefit obligations..........          N/A              N/A             N/A              N/A    $  7         $  6
Estimated fair value of plan
 assets.......................          N/A              N/A             N/A              N/A    $ --         $ --

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                     Years Ended December 31,
                                       -----------------------------------------------------------------------------------
                                                  2020                        2019                         2018
                                       --------------------------  --------------------------  ---------------------------
                                                       Other                       Other                        Other
                                        Pension     Postretirement  Pension     Postretirement  Pension      Postretirement
                                        Benefits      Benefits      Benefits      Benefits      Benefits       Benefits
                                       ---------  ---------------- ---------  ---------------- ----------  ----------------
                                                                          (In millions)
Net periodic benefit costs:
Service costs.........................   $    17     $        --     $    17         $--         $    123       $     4
Interest costs........................        40               1          46           1              290            41
Expected return on plan assets........        --              (1)         --          (1)            (394)          (54)
Amortization of net actuarial (gains)
 losses...............................        39              --          27          --              142           (26)
Amortization of prior service costs
 (credit).............................        (2)             --          (3)         --               (1)          (14)
Allocated to affiliates...............       (20)             --         (22)         --              (66)           19
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total net periodic benefit costs
   (credit) (1).......................        74              --          65          --               94           (30)
                                       ---------   -------------   ---------       -----       ----------     ---------
Other changes in plan assets and
 benefit obligations recognized in
 OCI:
Net actuarial (gains) losses..........       143               2         161           3              (40)           (4)
Prior service costs (credit)..........        --              --           3          --              (20)           --
Amortization of net actuarial (gains)
 losses...............................       (39)             --         (27)         --              (35)           --
Amortization of prior service (costs)
 credit...............................         2              --           3          --                1            --
Transfer to affiliate (2).............        --              --          --          --           (2,389)           81
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total recognized in OCI.............       106               2         140           3           (2,483)           77
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total recognized in net periodic
   benefit costs and OCI..............   $   180     $         2     $   205         $ 3         $ (2,389)      $    47
                                       =========   =============   =========       =====       ==========     =========
--------

(1) Includes costs (credits) related to transferred plans of $65 million and
    ($49) million for pension benefits and other postretirement benefits, respectively, for the year ended December 31, 2018.

(2) Transfer to affiliate represents the transferred plans' book value as of
    September 30, 2018, net of the related 2018 other changes in plan assets and benefit obligations recognized in OCI.

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Assumptions

      Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits   Other Postretirement Benefits
                                          -------------------- -------------------------------
December 31, 2020
Weighted average discount rate...........        2.65%                      2.25%
Weighted average interest crediting rate.        3.46%                       N/A
Rate of compensation increase............   2.50%  -  8.00%                  N/A
December 31, 2019
Weighted average discount rate...........        3.30%                      3.00%
Weighted average interest crediting rate.        3.99%                       N/A
Rate of compensation increase............   2.25%  -  8.50%                  N/A

     Assumptions used in determining net periodic benefit costs for the plans were as follows:

                                                             Pension Benefits   Other Postretirement Benefits
                                                         -------------------- -------------------------------
Year Ended December 31, 2020
Weighted average discount rate..........................        3.30%                      3.00%
Weighted average interest crediting rate................        3.38%                       N/A
Weighted average expected rate of return on plan assets.         N/A                       4.00%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A
Year Ended December 31, 2019
Weighted average discount rate..........................        4.35%                      3.75%
Weighted average interest crediting rate................        4.01%                       N/A
Weighted average expected rate of return on plan assets.         N/A                       4.00%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A
Year Ended December 31, 2018
Weighted average discount rate..........................        3.65%                      3.70%
Weighted average interest crediting rate................        4.13%                       N/A
Weighted average expected rate of return on plan assets.        5.75%                      5.11%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

     Assets for the plans are held in a Life Insurance Funding Account
  ("LIFA"). A LIFA is used to pay premiums and receive experience credits on policies that provide life insurance benefits and survivor benefits to retirees of the plan. Interest is credited at a rate determined annually by
  MLIC, as insurer, in a manner consistent with its practices for determining such rates but that may not be less than three percent. We determine the expected rate of return on plan assets based upon historical experience and future expectations of the returns declared on the plan assets.

     The weighted average expected rate of return on plan assets for use in the plan valuation in 2021 is currently anticipated to be 4.00% for other postretirement benefits.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                            December 31,
                                                            ---------------------------------------------
                                                                     2020                   2019
                                                            ---------------------- ----------------------
                                                               Before   Age 65 and    Before   Age 65 and
                                                             Age 65      older      Age 65      older
                                                            --------- ------------ --------- ------------
Following year.............................................   6.4%        6.4%       6.5%        6.5%
Ultimate rate to which cost increase is assumed to decline.   4.0%        4.0%       4.0%        4.0%
Year in which the ultimate trend rate is reached...........   2040        2040       2040        2040

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plans and other postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provisions of the plans. The Company expects to make benefit payments of $74 million in 2021. No contributions are expected to be paid to the LIFA in 2021.

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits    Other Postretirement Benefits
                   ------------------- --------------------------------
                                      (In millions)
        2021......       $   72                      $  2
        2022......       $   69                      $  2
        2023......       $   77                      $  1
        2024......       $   77                      $  1
        2025......       $   73                      $  1
        2026-2030.       $  400                      $  6

Defined Contribution Plans

     The Company contributed to defined contribution plans $23 million,
  $26 million and $42 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

15. Income Tax

   The provision for income tax was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                     2020     2019    2018
                                                   ------   ------  ------
                                                        (In millions)
      Current:
      U.S. federal................................ $  527   $  280  $  217
      U.S. state and local........................      3        1       9
      Non-U.S.....................................     (2)      26      91
                                                   ------   ------  ------
       Subtotal...................................    528      307     317
                                                   ------   ------  ------
      Deferred:
      U.S. federal................................    (18)    (148)    (88)
      Non-U.S.....................................     24      (11)    (56)
                                                   ------   ------  ------
       Subtotal...................................      6     (159)   (144)
                                                   ------   ------  ------
       Provision for income tax expense (benefit). $  534   $  148  $  173
                                                   ======   ======  ======

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                    Years Ended December 31,
                                    -----------------------
                                     2020     2019    2018
                                    -------  ------- -------
                                         (In millions)
                    Income (loss):
                    U.S............  $3,984   $3,454  $1,202
                    Non-U.S........      94      106   3,107
                                    -------  ------- -------
                     Total.........  $4,078   $3,560  $4,309
                                    =======  ======= =======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                    2020     2019    2018
                                                   ------   ------  ------
                                                        (In millions)
      Tax provision at U.S. statutory rate........  $ 856    $ 748   $ 905
      Tax effect of:
      Dividend received deduction.................    (32)     (36)    (34)
      Tax-exempt income...........................    (26)     (40)    (13)
      Prior year tax (1)..........................     22     (173)   (175)
      Low income housing tax credits..............   (202)    (254)   (284)
      Other tax credits...........................    (37)     (43)    (77)
      Foreign tax rate differential...............    (13)      (7)     (8)
      Change in valuation allowance...............     (1)      (7)      1
      U.S. Tax Reform impact (2), (3).............     --       (6)   (139)
      Other, net..................................    (33)     (34)     (3)
                                                   ------   ------  ------
       Provision for income tax expense (benefit).  $ 534    $ 148   $ 173
                                                   ======   ======  ======
--------

(1) As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million and $168 million for the years ended December 31, 2019 and 2018, respectively.

(2) For the year ended December 31, 2019, U.S. Tax Reform impact includes a
    $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3) For the year ended December 31, 2018, U.S. Tax Reform impact includes a
    $139 million tax benefit related to the adjustment of deferred taxes due to the U.S. tax rate change. This excludes $12 million of tax provision at the
    U.S. statutory rate for a total tax reform benefit of $151 million.

  In December 2017, U.S. Tax Reform was signed into law. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the
U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax Reform moves the
United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposed a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5%
for cash and cash equivalents.

  The Company recorded estimates of the impacts of U.S. Tax Reform in the period of enactment, the fourth quarter of 2017. In 2018, these estimates were updated in accordance with SAB 118. However, the impact of certain provisions of U.S. Tax Reform remains uncertain. For instance, many regulations under the new law have not been finalized or have only recently been finalized, including certain rules on international taxation. As a result, the Company continued to report additional revisions resulting from U.S. Tax Reform in 2019.

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                      Years Ended December 31,
                                                      -----------------------
                                                         2019        2018
                                                      ---------   ----------
                                                          (In millions)
   Income (loss) before provision for income tax.....  $     --    $     (58)
   Provision for income tax expense (benefit):
   Deferred tax revaluation..........................        (6)        (151)
                                                      ---------   ----------
    Total provision for income tax expense (benefit).        (6)        (151)
                                                      ---------   ----------
   Income (loss), net of income tax..................         6           93
                                                      ---------   ----------
   Increase to net equity from U.S. Tax Reform.......  $      6    $      93
                                                      =========   ==========

  In accordance with SAB 118, the Company recorded provisional amounts for certain items for which the income tax accounting was not complete. For these items, the Company recorded a reasonable estimate of the tax effects of U.S.
Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of
U.S. Tax Reform. In 2018, the Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts. While the SAB 118 provisional measurement period ended December 31,
2018, the Company continued to revise certain U.S. Tax Reform amounts in 2019.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed and updates were made to complete the accounting for these items during the measurement period as of December 31, 2018 and subsequent to the measurement period as of December 31, 2019:

   .  Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded
      50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced
      Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of
      6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended
      December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable alternative minimum tax credits will not be subject to the sequestration fee. Accordingly, to reflect this guidance the Company recorded a $6 million tax benefit in 2019.

   .  Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. The Company did not receive the necessary investee financial information to determine the impact of U.S. Tax Reform on the tax attributes of its tax credit partnership investments until the third quarter of 2018. Accordingly, prior to the third quarter of 2018, the Company applied prior law to these equity method investments in accordance with SAB 118. For the year ended December 31, 2018, after receiving additional investee information, a reduction in tax credit partnerships' equity method income of
      $46 million, net of income tax, was included in net investment income.
      The tax-advantaged leveraged lease portfolio is valued on an after-tax yield basis. In 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, a tax benefit of $126 million was recorded for the year ended December 31, 2018. No additional adjustment was required for the years ended December 31, 2020 and 2019.

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2020     2019
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
        Policyholder liabilities and receivables..... $ 1,475  $ 1,305
        Net operating loss carryforwards (1).........      80       82
        Employee benefits............................     540      486
        Tax credit carryforwards (2).................     876    1,161
        Litigation-related and government mandated...      96      119
        Other........................................     379      407
                                                      -------  -------
          Total gross deferred income tax assets.....   3,446    3,560
        Less: Valuation allowance....................      79       80
                                                      -------  -------
          Total net deferred income tax assets.......   3,367    3,480
                                                      -------  -------
        Deferred income tax liabilities:
        Investments, including derivatives...........   1,738    1,796
        Intangibles..................................      32       33
        DAC..........................................     400      500
        Net unrealized investment gains..............   3,177    2,719
                                                      -------  -------
          Total deferred income tax liabilities......   5,347    5,048
                                                      -------  -------
          Net deferred income tax asset (liability).. $(1,980) $(1,568)
                                                      =======  =======
--------

(1) The Company has recorded a deferred tax asset of $80 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2020. U.S. state net operating loss carryforwards will expire between 2021 and 2040, whereas others have an unlimited carryforward period.

(2) Tax credit carryforwards for the year ended December 31, 2020 primarily reflect general business credits expiring between 2037 and 2040 and are reduced by $93 million related to unrecognized tax benefits.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included $183 million and ($43) million at
December 31, 2020 and 2019, respectively.

  The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2010. For tax years 2007 through
2009, the Company has established adequate reserves for payment of tax liabilities resulting from the completed IRS audit of 2007-2009 which is expected to be settled in 2021.

  The Company filed refund claims in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by MLIC in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture until early 2009. In 2020, the Company received refunds from these claims filed in 2017, and as a result, the Company recorded a $28 million interest benefit ($22 million, net of tax) included in other expenses.

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses. For tax years 2003 through 2006, the Company entered into binding agreements with the IRS in 2018 under which all remaining issues, including the foreign tax credit matter noted
above, were resolved. Accordingly, in 2018, the Company recorded a non-cash benefit to net income of $349 million, net of tax, comprised of a $168 million tax benefit recorded in provision for income tax expense (benefit) and a
$229 million interest benefit ($181 million, net of tax) included in other expenses.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                Years Ended December 31,
                                                                                -----------------------
                                                                                2020    2019     2018
                                                                                ----   ------   ------
                                                                                   (In millions)
Balance at January 1,..........................................................  $33    $ 442    $ 890
Additions for tax positions of prior years.....................................    1       --        3
Reductions for tax positions of prior years (1)................................   --     (158)    (169)
Additions for tax positions of current year....................................    1        3        3
Settlements with tax authorities (2)...........................................   --     (254)    (285)
                                                                                ----   ------   ------
Balance at December 31,........................................................  $35    $  33    $ 442
                                                                                ====   ======   ======
Unrecognized tax benefits that, if recognized, would impact the effective rate.  $35    $  33    $ 442
                                                                                ====   ======   ======
--------

(1) The decreases in 2019 and 2018 are primarily related to non-cash benefits from tax audit settlements.

(2) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $251 million and $284 million, respectively, was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                      2020    2019     2018
                                                                      ----   ------   ------
                                                                         (In millions)
Interest expense (benefit) recognized on the consolidated statements
  of operations (1)..................................................   $4    $(187)   $(457)

                                                                              December 31,
                                                                             ----------------
                                                                              2020     2019
                                                                             ------   ------
                                                                              (In millions)
Interest included in other liabilities on the consolidated balance
  sheets.............................................................         $  13    $   9
--------

(1) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $68 million and $184 million, respectively, was recorded in other expenses and $119 million and $273 million, respectively, was reclassified to the current income tax payable account.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

     The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange
  Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

     In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the
  United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the Company's actual experience in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable.
  It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

     For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $175 million.

  Matters as to Which an Estimate Cannot Be Made

     For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  or appeals, analysis by experts, and the progress of settlement negotiations.
  On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts.
   These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life
   Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance
   Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses
   (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life
   Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                          December 31,
                                             --------------------------------------
                                                 2020         2019         2018
                                             ------------ ------------ ------------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.       60,618       61,134       62,522
Number of new claims during the year........        2,496        3,187        3,359
Settlement payments during the year (1)..... $       52.9 $       49.4 $       51.4
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life
   Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan
   Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims.
   Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending.
   Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims to $425 million at December 31, 2020.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and
   the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life
   Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued
   to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On March 22,
   2018, the court conditionally certified the case as a collective action, requiring that notice be mailed to LTD claims specialists who worked for the
   Company from February 8, 2014 to the present. The Company intends to defend this action vigorously.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services (the "Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. On April 3, 2019, the court granted MetLife, Inc.'s and
   Metropolitan Life Insurance Company's motion to dismiss and dismissed the complaint in its entirety. The Relator filed an appeal with the Appellate
   Division of the New York State Supreme Court, First Department. On
   December 10, 2020, the Appellate Division reversed the court's order granting MetLife, Inc. and Metropolitan Life Insurance Company's motion to dismiss, remanded the case to the trial court, and permitted the Relator's counsel to file an amended complaint. On March 5, 2021, the Relator filed an amended complaint. The Company intends to defend the action vigorously.

   Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.

   Insolvency Assessments

     Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2020         2019
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        36  $        38
    Premium tax offset currently available for
     paid assessments............................           34           39
                                                  ------------ ------------
     Total.......................................  $        70  $        77
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        51  $        53
                                                  ============ ============

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.4 billion and $3.7 billion at December 31, 2020 and 2019, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.3 billion and
  $4.6 billion at December 31, 2020 and 2019, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $339 million, with a cumulative maximum of
$465 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $3 million at both December 31, 2020 and 2019 for indemnities, guarantees and commitments.

17. Quarterly Results of Operations (Unaudited)

   The unaudited quarterly results of operations for 2020 and 2019 are summarized in the table below:

                                                                                     Three Months Ended
                                                                       ----------------------------------------------
                                                                       March 31,  June 30,  September 30, December 31,
                                                                       ---------  --------  ------------- ------------
                                                                                        (In millions)
2020
Total revenues........................................................ $  12,166  $  6,871    $  8,450      $  7,826
Total expenses........................................................ $   7,829  $  7,327    $  8,038      $  8,041
Net income (loss)..................................................... $   3,547  $   (285)   $    405      $   (123)
Less: Net income (loss) attributable to noncontrolling interests...... $      (2) $     --    $      1      $     (5)
Net income (loss) attributable to Metropolitan Life Insurance Company. $   3,549  $   (285)   $    404      $   (118)
2019
Total revenues........................................................ $   8,237  $  9,146    $ 10,810      $  8,056
Total expenses........................................................ $   7,729  $  7,923    $  9,238      $  7,799
Net income (loss)..................................................... $     508  $  1,067    $  1,339      $    498
Less: Net income (loss) attributable to noncontrolling interests...... $       1  $     --    $      1      $     (8)
Net income (loss) attributable to Metropolitan Life Insurance Company. $     507  $  1,067    $  1,338      $    506

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$2.4 billion, $2.9 billion and $2.1 billion for the years ended December 31,
2020, 2019 and 2018, respectively. Total revenues received from affiliates related to these agreements were $40 million, $29 million and $135 million for the years ended December 31, 2020, 2019 and 2018, respectively.

   Prior to 2019, the Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities.
Typical services provided under these agreements included management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.1 billion for the year ended December 31, 2018, and were reimbursed to the Company by these affiliates.

   In 2018, the Company and the MetLife enterprise updated their shared facilities and services structure to more efficiently share enterprise assets and services. Effective as of October 1, 2018, the Company entered into new service agreements with its affiliates, which replaced existing agreements.
Under the new agreements, the Company will no longer be the primary provider of services to affiliates and will receive further services from affiliates to conduct its activities.

   The Company had net payables to affiliates, related to the items discussed above, of $198 million and $250 million at December 31, 2020 and 2019, respectively.

   See Notes 1, 5, 7, 11, 12 and 14 for additional information on related party transactions.

                                   MLIC-123

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2020

                                 (In millions)

                                                                         Estimated      Amount at
                                                     Cost or             Fair           Which Shown on
                                                  Amortized Cost (1)     Value        Balance Sheet
Types of Investments                          ---------------------- ------------- --------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency...................  $             24,620       $ 30,771 $             30,771
Public utilities.............................                 6,265          7,844                7,844
Municipals...................................                 6,888          8,983                8,983
Foreign government...........................                 4,322          5,268                5,268
All other corporate bonds....................                72,129         84,036               84,036
                                              ---------------------- ------------- --------------------
  Total bonds................................               114,224        136,902              136,902
Mortgage-backed and asset-backed securities..                41,511         43,630               43,630
Redeemable preferred stock...................                   688            808                  808
                                              ---------------------- ------------- --------------------
  Total fixed maturity securities AFS........               156,423        181,340              181,340
                                              ---------------------- ------------- --------------------
Mortgage loans...............................                66,922                              66,405
Policy loans.................................                 5,973                               5,973
Real estate and real estate joint ventures...                 7,460                               7,460
Real estate acquired in satisfaction of debt.                    18                                  18
Other limited partnership interests..........                 5,775                               5,775
Short-term investments.......................                 2,623                               2,623
Other invested assets........................                17,723                              17,723
                                              ----------------------               --------------------
  Total investments..........................  $            262,917                $            287,317
                                              ======================               ====================
--------
(1) Amortized cost for fixed maturity securities AFS, mortgage loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-124

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2020 and 2019

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder  Policyholder
                     and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------  ------------ ----------------- ------------
2020
U.S............... $    398        $         73,274   $   74,283      $     --      $        171     $     23
MetLife Holdings..    2,251                  70,845       22,383           397               150          157
Corporate & Other.       --                     201          (31)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,649        $        144,320   $   96,635      $    397      $        321     $    180
                   ======== ======================= ============  ============ ================= ============
2019
U.S............... $    405        $         69,687   $   69,394      $     --      $        216     $     24
MetLife Holdings..    3,048                  68,125       22,346           495               160          163
Corporate & Other.       --                     244          (32)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  3,453        $        138,056   $   91,708      $    495      $        376     $    187
                   ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)

             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to
                   and Investment-Type  Investment   to Policyholder       Other          Other
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- -----------  ----------------- --------------- -------------
2020
U.S...............     $        18,822 $     6,053     $       19,424    $         56    $    3,042
MetLife Holdings..               3,914       4,355              5,897             350         1,707
Corporate & Other.                   1        (158)                --              --           759
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        22,737 $    10,250     $       25,321    $        406    $    5,508
                   =================== ===========  ================= =============== =============
2019
U.S...............     $        19,547 $     6,481     $       20,906    $         55    $    2,904
MetLife Holdings..               4,097       4,579              5,769             184         1,900
Corporate & Other.                   1         (87)                --              --           971
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        23,645 $    10,973     $       26,675    $        239    $    5,775
                   =================== ===========  ================= =============== =============
2018
U.S...............     $        24,411 $     6,429     $       25,922    $         75    $    2,810
MetLife Holdings..               4,306       4,653              5,649             395         2,079
Corporate & Other.                  20        (163)                 5              --           917
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        28,737 $    10,919     $       31,576    $        470    $    5,806
                   =================== ===========  ================= =============== =============
----------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-126

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2020, 2019 and 2018

                             (Dollars in millions)

                                                                                    % Amount
                                                                                   Assumed
                              Gross Amount    Ceded       Assumed    Net Amount     to Net
                             ------------- ------------ ---------- ------------- -----------
2020
Life insurance in-force..... $   3,793,310 $    178,420 $  507,488 $   4,122,378        12.3%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      12,304 $        862 $      870 $      12,312         7.1%
Accident & health insurance.         8,517          127         39         8,429         0.5%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      20,821 $        989 $      909 $      20,741         4.4%
                             ============= ============ ========== =============
2019
Life insurance in-force..... $   3,810,612 $    257,882 $  525,190 $   4,077,920        12.9%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      14,114 $        879 $      785 $      14,020         5.6%
Accident & health insurance.         7,690          128         26         7,588         0.3%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      21,804 $      1,007 $      811 $      21,608         3.8%
                             ============= ============ ========== =============
2018
Life insurance in-force..... $   3,736,612 $    260,086 $  453,560 $   3,930,086        11.5%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      19,673 $        894 $      725 $      19,504         3.7%
Accident & health insurance.         7,210          128         27         7,109         0.4%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      26,883 $      1,022 $      752 $      26,613         2.8%
                             ============= ============ ========== =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2020, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.0 billion and
$1.1 billion, respectively, and life insurance premiums of $113 million and
$8 million, respectively. For the year ended December 31, 2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and $1.3 billion, respectively, and life insurance premiums of
$115 million and $9 million, respectively. For the year ended December 31,
2018, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.7 billion and $1.2 billion, respectively, and life insurance premiums of $117 million and $9 million, respectively.

                                   MLIC-127

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

PART C

OTHER INFORMATION

Item 27.   Exhibits

(a)		Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E.

(b)		Not applicable.

(c)	(1)	Amended and Restated Principal Underwriting Agreement with MetLife Investors Distribution Company.

	(2)	Form of Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)(LTC).

(i) Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution Company Sales Agreement).

(ii) Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement).

(d)		Form of Deferred Annuity Contract.

	(1)	ROTH Individual Retirement Annuity (“Roth IRA”) Endorsement-- Form ML-446.2 (9/02).

	(2)	401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02).

	(3)	Individual Retirement Annuity Endorsement. Form ML-408.2 (9/02).

	(4)	Tax Sheltered Annuity Endorsement. Form ML-398-3 (12/08).

	(5)	Qualified Distribution Program Endorsement-Form ML-RMD (7/10) (GMIB and EDB)

	(6)	Qualified Distribution Program Endorsement-Form ML-RMD-NY (7/10) (GMIB and EDB)

(7)	Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05).

(8)	Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I.

(9)	Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I.

(10)	Guaranteed Minimum Income Benefit Rider -- Living Benefit

	(i).	Form ML-560-4 (4/08) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III).

	(a)	Contract Schedule -- Form ML-EGMIB (4/08) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III).

Base Policy Contract Schedule

		1.)	Form PPS-6 (9/10) (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).

		2.)	Form PPS-5 (6/06) (GMIB Plus IV and GMIB Plus III).

(11)	Guaranteed Minimum Income Benefit Rider -- Living Benefit (NY)

(i)	Form ML-560-12-NY (12/11) (GMIB Max III).

(ii)	Form ML-560-11-NY (9/11) (GMIB Max II).

(iii)	Form ML-560-10-NY (9/11) (GMIB Plus IV).

(iv)	Form ML-560-8-NY (11/10) (GMIB Plus III).

(v)	Form ML-560-13-NY (6/12) (GMIB Max IV).

(vi)	Form ML-560-14-NY (2/13) (GMIB Max V).

(a)	Contract Schedule - Form ML-EGMIB-NY (6/12)(GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III).

Base Policy Contract Schedule

		1.)	Form B Class - PPS-5-NY (9/10)-B (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).

		2.)	Form B Plus Class - PPS-5-NY (9/10) (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).

		3.)	Form L Class - PPS-5-NY (9/10)-L (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).

		4.)	Form C Class - PPS-5-NY (9/10)-C (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).

		5.)	Form R Class - PPS-5-NY (9/10)-R (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).

		6.)	Form B Class - PPS-33-4 (9/08)-B (GMIB Plus IV and GMIB Plus III).

		7.)	Form B Plus - PPS-33-4 (9/08) (GMIB Plus IV and GMIB Plus III).

		8.)	Form L Class - PPS-33-4 (9/08)-L (GMIB Plus IV and GMIB Plus III).

		9.)	Form C Class - PPS-33-4 (9/08)-C (GMIB Plus IV and GMIB Plus III).

		10.)	Form R Class - PPS-33-4 (9/08)-R (GMIB Plus IV and GMIB Plus III).

(12)	Guaranteed Minimum Death Benefit (“GMDB”) Rider -- (Enhanced Death Benefit (“EDB”))

	(i)	Form ML-640-1 (4/08) (GMIB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III and EDB II).

	(a)	Contract Schedule — Form ML-EDB (4/08) (GMIB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III and EDB II).

Base Policy Contract Schedule

		1.)	Form PPS-6 (9/10) (GMIB Max V, EDB Max IV, EDB Max III and EDB Max II).

		2.)	Form PPS-5 (6/06) (EDB III and EDB II).

(13)	Guaranteed Withdrawal Benefit (“GWB”) Rider

	(i)	GWB Rider ML-690-5 (4/13)

	(a).	Contract Schedule ML-GWB (4/13)

(14)	Guaranteed Withdrawal Rate (“GWR”) Enhancement Rider

	(i)	GWR Enhancement Rider ML-NHR (4/13)

	(a).	Contract Schedule - Form PPS-7 (4/13)

(15)	Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider

		(i)	Guaranteed Lifetime Withdrawal Benefit Rider 1-4-GLWB-1 (02/15)

		(ii)	Guaranteed Lifetime Withdrawal Benefit Rider (with Death Benefit) 1-4-GLWDB-1 (02-15)

			(a).	Contract Schedule-Guaranteed Lifetime Withdrawal Benefit Rider (Level) 1-4-CGLWB-1 (02-15)

			(b).	Contract Schedule-Guaranteed Lifetime Withdrawal Benefit Rider (Expedite) 1-4-CGLWB-1 (02-15)

(e)	(1)	Form of Variable Annuity Application MPP-APP (11/12) MPP-REG200 (11/12) Fs

		(i)	MPP-ADMIN (11/12) MPP (11/12) Fs

	(2)	Form of Variable Annuity Application MPP-APP-NY (11/12) MPP-NY (11/12) Fs

		(i)	MPP-ADMIN-NY-NG (03/13) MPP-NY(04/13) Fs

	(3)	Form of Variable Annuity Application

(f)	(1)	Amended and Restated Charter of Metropolitan Life.

	(2)	Amended and Restated By-Laws of Metropolitan Life.

(g)		Partial Commutation Agreement between Exeter Reassurance Company, Ltd. and Metropolitan Life Insurance Company (effective November 1, 2014).

(h)	(1)	Participation Agreement--New England Zenith Fund.

	(2)	Participation Agreement--American Funds Insurance Series.

		(i)	Amendment to each of the Participation Agreements currently in effect between American Funds Insurance Series, Capital Research and Management Company and Metropolitan Life Insurance Company – effective April 30, 2010.

		(ii)	Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014.

		(iii)	Amendment No. 3 dated May 1, 2016 to the Participation Agreement dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company.

	(3)	Participation Agreement--Met Investors Series Trust.

		(i)	First Amendment to the Participation Agreement

		(ii)	Second Amendment to the Participation Agreement

		(iii)	Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.

	(4)	Participation Agreement--Metropolitan Series Fund.

		(i)	Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.

	(5)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC.

(i)

Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC.

	(6)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC.

		(i)	Rule 12B-1 Plan Payments Agreement

(ii)

Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC.

(i)	Not applicable.

(j)	None

(k)	Opinion and consent of counsel as to the legality of the securities being registered.

(l)	Consent of Independent Registered Public Accounting Firm. (Filed herewith)

(m)	Not applicable.

(n)	Not applicable.

(o)	None.

(p)	Powers of Attorney for Metropolitan Life Insurance Company and its designated Separate Accounts (Incorporated herein by reference to the Registration Statement on form S-3 (File No.333-234816) filed on November 22, 2019.)

1.

Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-04001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2.	Filed with Pre-Effective Amendment No.1 to Registration Statement No. 333- 52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

3.	Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.

4.	Filed with Registration Statement No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

5.

Filed with Post-Effective Amendment No. 13 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006. As incorporated herein by reference.

6.	Filed with Post-Effective Amendment No. 9 to Registration Statement 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.

7.

Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.

8.	Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2003. As incorporated herein by reference.

9.	Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.

10.	Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on May 18, 2004. As incorporated herein by reference.

11.	Filed with Post-Effective Amendment No. 8 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on July 29, 2005. As incorporated herein by reference.

12.	Filed with Post-Effective Amendment No. 12 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 5, 2006. As incorporated herein by reference.

13.

Filed with Post-Effective Amendment No. 18 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 31, 2008. As incorporated herein by reference.

14.

Filed with Post-Effective Amendment No. 17 to Registration Statement No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on January 17, 2008. As incorporated herein by reference.

15.	Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675/811-07534 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.

16.

Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2009. As incorporated herein by reference.

17.

Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2010. As incorporated herein by reference.

18.	Filed with Post-Effective Amendment No. 17 to this Registration Statement on Form N-4 on April 15, 2015. As incorporated herein by reference

19.

Filed with Post-Effective Amendment No. 15 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

20.

Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

21.	Filed with Post-Effective Amendment No. 16 to this Registration Statement on Form N-4 on February 13, 2015. As incorporated herein by reference.

22.	Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on Sept 2, 2011. As incorporated herein by reference.

23.	Filed with Post-Effective Amendment 2 to this Registration Statement on Form N-4 on November 21, 2011. As incorporated herein by reference.

24.	Filed with Registration No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.

25.

Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.

26.	Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 1, 2012. As incorporated herein by reference.

27.	Filed with Registration Statement No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on October 4, 2012. As incorporated herein by reference.

28.

Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on November 25, 2014. As incorporated herein by reference.

29.

Filed with Post-Effective Amendment No. 9 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on January 15, 2013. As incorporated herein by reference.

30.

Filed with Post-Effective Amendment No. 12 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.

31.

Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.

32.	Filed with Post-Effective No. 18 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2016. As incorporated herein by reference.

33.	Filed herewith.

34.	Filed with Post-Effective No. 27 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 30, 2021. As incorporated herein by reference.

Item 28. Directors and Officers of Depositor

Name and Principal Business Address	Positions and Offices with Depositor

R. Glenn Hubbard

Chairman of the Board, MetLife, Inc.

Dean Emeritus and Russell L. Carson

Professor of Economics and Finance,

Graduate School of Business,

and Professor of Economics,

Faculty of Arts and Sciences,

Columbia University

200 Park Avenue

New York, NY 10166

Chairman of the Board and Director

Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director

Cheryl W. Grisé Former Executive Vice President, Northeast Utilities 200 Park Avenue New York, NY 10166	Director

Carlos M. Gutierrez Co-Chair, The Albright Stonebridge Group 200 Park Avenue New York, NY 10166	Director

Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

David L. Herzog Former Chief Financial Officer and Executive Vice President of American International Group 200 Park Avenue New York, NY 10166	Director

Edward J. Kelly, III Former Chairman, Institutional Clients Group, Citigroup, Inc.	Director

200 Park Avenue New York, NY 10166	Director

William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director

Catherine R. Kinney Founding President and Co-Chief Operating Officer, New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director

Diana McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director

Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director

Mark A. Weinberger Former Global Chairman and Chief Executive Officer of EY Company 200 Park Avenue New York, NY 10166	Director

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.

NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Toby Brown	Executive Vice President and Chief Auditor
Stephen W. Gauster	Executive Vice President and General Counsel
Esther Lee	Executive Vice President, Global Chief Marketing Officer
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer
Bill Pappas	Executive Vice President, Global Technology & Operations
Susan Podlogar	Executive Vice President and Chief Human Resources Officer
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2020

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2020. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Pet Insurance Solutions, LLC (KY)

2.	Versant Health, Inc. (DE)

a)	Versant Health Holdco, Inc . (DE)

i)	Versant Health Consolidation Corp, (DE)

1)	WDV Acquisition Corp, (DE)

aa)	Davis Vision, Inc. (NY)

aaa)	Versant Health Lab, LLC (DE)

bbb)	Davis Vision IPA, Inc. (NY)

2)	Superior Vision Holdings, Inc. (DE)

aa)	Superior Procurement, Inc. (DE)

bb)	Superior Vision Services, Inc. (DE)

aaa)	Superior Vision Insurance, Inc. (AZ)

3)	Block Vision Holdings Corporation (DE)

aa)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)

bb)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)

cc)	Vision 21 Physician Practice Management Company (FL)

dd)	Superior Vision Benefit Management, Inc. (NJ)

aaa)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)

bbb)	Block Vision of Texas, Inc. (TX)

ccc)	UVC Independent Practice Association, Inc. (NY)

ddd)	MEC Health Care, Inc. (MD)

eee)	Superior Vision of New Jersey, Inc. (NJ)

3.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

1.	MTL Leasing, LLC (DE)

a)	PREFCO XIV Holdings LLC (CT)

2.	MetLife Assignment Company, Inc. (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX) - Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	MTU Hotel Owner, LLC (DE)

2.	ML-AI MetLife Member 5, LLC (DE)

3.	Pacific Logistics Industrial South, LLC (DE)

4.	ML Clal Member, LLC (DE)

5.	ML Third Army Industrial Member, LLC (DE)

6.	MFA Financing Vehicle CTR1, LLC (DE)

7.	ML One Bedminster, LLC (DE)

8.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

9.	METLIFE ACOMA OWNER, LLC (DE)

10.	MET 1065 HOTEL, LLC (DE)

11.	ML MATSON MILLS MEMBER LLC (DE)

12.	White Tract II, LLC (DE)

13.	MetLife Japan US Equity Owners LLC (DE)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	OMI MLIC Investments Limited (Cayman Islands)

3.	MLIC Asset Holdings II LLC (DE) MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

4.	CC Holdco Manager, LLC (DE)

5.	Transmountain Land & Livestock Company (MT)

6.	Missouri Reinsurance, Inc. (Cayman Islands)

7.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

8.	MetLife RC SF Member, LLC (DE)

9.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i) Met Canada Solar ULC (Canada)

10.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

11.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

12.	Corporate Real Estate Holdings, LLC (DE)

13.	MetLife Tower Resources Group, Inc. (DE)

14.	ML Sentinel Square Member, LLC (DE)

15.	MetLife Securitization Depositor, LLC (DE)

16.	WFP 1000 Holding Company GP, LLC (DE)

17.	MTU Hotel Owner, LLC (DE) 13-5581829

18.	White Oak Royalty Company (OK)

19.	500 Grant Street GP LLC (DE)

20.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

21.	MetLife Retirement Services LLC (NJ)

22.	Euro CL Investments, LLC (DE)

23.	MEX DF Properties, LLC (DE)

24.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

25.	MetLife Properties Ventures, LLC (DE)

26.	Housing Fund Manager, LLC (DE)

27.	MLIC Asset Holdings LLC (DE)

28.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

29.	ML Bridgeside Apartments LLC (DE)

30.	MetLife Chino Member, LLC (DE)

31.	MLIC CB Holdings LLC (DE)

32.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

33.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

34.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

35.	1201 TAB Manager, LLC (DE)

36.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

37.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

38.	1001 Properties, LLC (DE)

39.	6104 Hollywood, LLC (DE)

40.	Boulevard Residential, LLC (DE)

41.	ML-AI MetLife Member 3, LLC (DE)

42.	Marketplace Residences, LLC (DE)

43.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

44.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

45.	Haskell East Village, LLC (DE)

46.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

47.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

48.	ML Terraces, LLC (DE)

49.	Chestnut Flats Wind, LLC (DE)

50.	MetLife 425 MKT Member, LLC (DE)

51.	MetLife OFC Member, LLC (DE)

52.	MetLife THR Investor, LLC (DE)

53.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

54.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

55.	MetLife CB W/A, LLC (DE)

56.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

MCRE BLOCK 40, LP.

57.	10700 Wilshire, LLC (DE)

58.	Viridian Miracle Mile, LLC (DE)

59.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

60.	MetLife OBS Member, LLC (DE)

61.	MetLife 1007 Stewart, LLC (DE)

62.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

63.	MetLife Treat Towers Member, LLC (DE)

64.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

65.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

66.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

67.	Buford Logistics Center, LLC (DE)

68.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

69.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

70.	ML-AI MetLife Member 5, LLC (DE)

71.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

72.	MetLife ConSquare Member, LLC (DE)

73.	MetLife Ontario Street Member, LLC (DE)

74.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

75.	MetLife Member Solaire, LLC (DE)

76.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third party.

METLIFE LEGAL PLANS, INC. (DE)

a)	METLIFE LEGAL PLANS OF FLORIDA, INC.

77.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

78.	MetLife Boro Station Member, LLC (DE)

79.	MetLife 8280 Member, LLC (DE)

80.	Southcreek Industrial Holdings, LLC (DE)

81.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

82.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

K.	MetLife Investments Management, LLC. (MIM)

1.	MetLife Senior Direct Lending GP, LLC (DE)

a.	MetLife Senior Direct Lending Fund, LP (Cayman Islands)

i.	MetLife Senior Direct Lending Finco, LLC (DE)

aa)	MetLife Senior Direct Lending Holdings, LP (DE)

b.	MLJ US Feeder LLC (DE)

2.	MIM MetWest International Manager, LLC (DE)

3.	MIM ML-AI Venture 5 Manager, LLC (DE)

4.	MIM Clal General Partner, LLC (DE)

5.	MIM Third Army Industrial Manager, LLC (DE)

6.	MetLife 425 MKT Manager, LLC (DE)

7.	MetLife Alternatives GP, LLC (DE)

a)	MetLife International PE Fund I, LP (Cayman Islands) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.12% is owned by MetLife Mexico S.A.,

b)

MetLife International PE Fund II, LP (Cayman Islands) - 97.90% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.1% by MetLife Mexico, S.A.

c)

MetLife International HF Partners, LP (Cayman Islands) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.70% is owned by MetLife Insurance Company of Korea Limited,

d)

MetLife International PE Fund III, LP (Cayman Islands) - 92.09% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited,

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.21% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited,

f)

MetLife International PE Fund V, LP (Cayman Islands) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

8.	MetLife Loan Asset Management LLC (DE)

9.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

a)

MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

10.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 12.65%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.04%, MetLife Insurance Company of Korea Limited owns 1.53%, MetLife Insurance K.K. owns 6.93%, Metropolitan Property and Casualty Insurance Company owns 1.43% and Metropolitan Tower Life Insurance Company owns 3.61%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MCP Dillon Residential, LLC (DE); MCP Shakopee, LLC (DE); MCP Bradford, LLC (DE); MCP Stateline, LLC (DE); MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC(); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP - English Village, LLC; MCP 100 Congress Member, LLC; Des Moines Creek Business Park Phase II, LLC; Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Buford Logistics Center 2 Member, LLC; MCP Seattle Gateway Industrial 1, LLC; MCP 249 Industrial Business Park Member, LLC; Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; MCP Burnside Member, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Vance Jackson, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Hub I, LLC; MCP Hub 1 Property, LLC (100%); MCP Shakopee, LLC; MCP Bradford, LLC; MCP Dillon, LLC; MCP Dillon Residential, LLC.

aa)	MCP Property Management, LLC (DE)

bb)	MetLife Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

11.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 32.15%, MetLife Insurance Company of Korea Limited owns 1.44%, and Metropolitan Tower Life Insurance Company owns 3.68% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

12.	MLIA SBAF Manager, LLC (DE)

13.	MLIA Manager I, LLC (DE)

14.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

15.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC 30.96% and Metropolitan Life Insurance Company (30.96%), ..99% is held by MetLife Middle Market Private Debt, GP, LLC. The remainder is held by third party investors.

16.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a. MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.	99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

iv)	MetLife Investment Management Limited (United Kingdom)

v)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vi)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

viii)	MetLife Innovation Centre Limited (Ireland)

ix)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa) Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

x)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, S.a.r..l. is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xi)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa) MetLife Servicios S.A. (Argentina) - 19.13% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., .99% is held by Natiloportem Holdings, LLC.

10)	MetLife Worldwide Holdings, LLC (DE)

aa) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 63.44% of BIDV MetLife Life Insurance Limited Liability Company is held by American Life Insurance Company and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea) - 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

4.	International Technical and Advisory Services Limited (“ITAS”) (DE)

5.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	MIM I LLC (PA), MIM EMD GP, LLC (DE)

2)	MIM Property Management, LLC (DE)

3)	MetLife Emerging Market Debt Blend Fund

a)	MIM Property Management of Georgia 1, LLC (DE)

b)	MIM MetWest International Manager, LLC (DE)

c)	MIM ML-AI Venture 5 Manager, LLC (DE)

d)	MIM Clal General Partner, LLC (DE)

4)	MetLife Real Estate Lending Manager LLC (DE)

5)	MetLife Real Estate Lending LLC (DE)

6)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

Item 30. Indemnification

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

General American Separate Account Two

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Life Separate Account One

Metropolitan Tower Life Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account Twenty-Six

Security Equity Separate Account Twenty-Seven

Separate Account No. 13S

(b)

MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Office	Positions and Offices With Underwriter

Derrick Kelson 200 Park Avenue New York, NY 10166	Director, Chairman of the Board, President and Chief Executive Officer

Kelli Buford 200 Park Avenue New York, NY 10166	Secretary

Christy Chandler 200 Park Avenue New York, NY 10166	Director, Vice President

Bradd Chignoli 501 Route 22 Bridgewater, NJ 08807	Director, Senior Vice President

Charles Connery 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer

Patricia Fox 501 Route 22 Bridgewater, NJ 08807	Chief Compliance Officer

Justin Saudo 200 Park Avenue New York, NY 10166	Vice President and Chief Information Security Officer

Thomas Schuster 200 Park Avenue New York, NY 10166	Director, Senior Vice President

Stuart Turetsky 200 Park Avenue New York, NY 10166	Chief Financial Officer

Robin Wagner 200 Park Avenue New York, NY 10166	Chief Legal Officer

(c)

Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation

MetLife Investors Distribution Company	$63,997,518	$0	$0	$0

Item 32. Location of Account and Records.

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166

MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings.

(a)

The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

(b)

The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)

The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contract.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 28th day of April, 2021.
Metropolitan Life Separate Account E
(Registrant)
BY:Metropolitan Life Insurance Company
(Depositor)
BY: /s/ HOWARD KURPIT

Howard Kurpit
Senior Vice President
BY:Metropolitan Life Insurance Company
(Depositor)
BY: /s/ HOWARD KURPIT

Howard Kurpit
Senior Vice President

Signatures
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on April 28, 2021.
Signature		Title
* R. Glenn Hubbard		Chairman of the Board and Director
* Michel A. Khalaf		President and Chief Executive Officer and Director
* John Dennis McCallion		Executive Vice President and Chief Financial Officer
* Tamara Schock		Executive Vice President and Chief Accounting Officer
* Cheryl W. Grisé		Director
* Carlos M. Gutierrez		Director
* Gerald L. Hassell		Director
* David L. Herzog		Director
* Edward J. Kelly, III		Director
* William E. Kennard		Director
* Catherine R. Kinney		Director
* Diana McKenzie		Director
* Denise M. Morrison		Director
* Mark A. Weinberger		Director
*By:	/s/ Robin Wagner Robin Wagner Attorney-in-Fact April 28, 2021
*Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney .

Exhibit Index

(l) Consent of Independent Registered Public Accounting Firm.